UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: May 31

Registrant is making a filing for 16 of its series:

Wells Fargo Growth Balanced Fund, Wells Fargo Moderate Balanced Fund, Wells Fargo C&B Large Cap Value Fund, Wells Fargo Diversified Equity Fund, Wells Fargo Emerging Growth Fund, Wells Fargo Index Fund, Wells Fargo International Value Fund, Wells Fargo Small Company Growth Fund, Wells Fargo Small Company Value Fund, Wells Fargo Core Bond Fund, Wells Fargo Real Return Fund, Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Growth Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund, Wells Fargo WealthBuilder Moderate Balanced Fund, Wells Fargo WealthBuilder Equity Fund.

Date of reporting period: May 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

May 31, 2019

Wells Fargo Growth Balanced Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Growth Balanced Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Growth Balanced Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Growth Balanced Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Growth Balanced Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo Growth Balanced Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFGBX)	10-14-1998	-5.24	3.97	9.05	0.53	5.21	9.70	1.35	1.13

Class C (WFGWX)	10-1-1998	-1.23	4.43	8.88	-0.23	4.43	8.88	2.10	1.88

Administrator Class (NVGBX)	11-11-1994	–	–	–	0.70	5.46	9.96	1.27	0.95

Growth Balanced Blended Index[3]	–	–	–	–	2.43	6.08	9.66	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[4]	–	–	–	–	6.40	2.70	3.83	–	–

MSCI ACWI ex USA Index (Net)[5]	–	–	–	–	-6.26	1.31	5.80	–	–

Russell 3000® Index[6]	–	–	–	–	2.50	9.25	13.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Growth Balanced Fund	7

Growth of $10,000 investment as of May 31, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.51% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from any money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Source: Wells Fargo Funds Management, LLC. The Growth Balanced Blended Index is composed 45% of the Russell 3000® Index, 35% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 20% of the MSCI ACWI ex USA Index (Net). Prior to November 30, 2017, the Growth Balanced Blended Index was composed 35% of the Bloomberg Barclays U.S. Aggregate Bond Index, 16.25% of the Russell 1000® Growth Index, 16.25% of the Russell 1000® Value Index, 16.25% of the S&P 500 Index, 9.75% of the MSCI EAFE Index (Net), and 6.50% of the Russell 2000® Index. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Growth Balanced Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments dividend by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Growth Balanced Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Growth Balanced Blended Index for the 12-month period that ended May 31, 2019.

∎

Relative underperformance by two of the underlying domestic equity investments and one of the underlying international equity investments was the most significant detractor from performance over the period.

∎	On a relative basis, one-third of underlying investments outperformed their respective benchmarks.

∎	The tactical asset allocation (TAA) overlay, a futures strategy, added to performance through the period.

Positive economic data and increased market volatility ruled most of the period.

The 12-month period that ended May 31, 2019, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 3.1% with a core inflation rate of 2.0%, while unemployment reached a low of 3.6%, the lowest level since 1969.

Over the last 12 months, the financial markets experienced more volatility than the favorable economic environment might have suggested. Looking back at the financial markets, we saw equities experience a significant decline during the fourth quarter of 2018, as concerns over a partial U.S. government shutdown, central bank tightening, trade tensions, and slowing economic growth shook investors’ confidence. The market volatility of the fourth quarter gave way to a first-quarter 2019 rebound where both equity and fixed-income markets rallied. The two markets seemed joined at the hip as the Federal Reserve’s (Fed’s) updated script signaled an easier policy path for the balance of 2019. Market participants were caught offside by this evolution in the projected policy path, which has resulted in a broader opportunity set for sector rotation in equities and yield curve trades. We saw a return of volatility toward the end of the 12-month period as concerns over trade (primarily with China and Mexico) caused concerns over global growth to weigh on investors’ minds.

Ten largest holdings (%) as of May 31, 2019[8]

Wells Fargo Managed Fixed Income Portfolio	25.56

Wells Fargo Disciplined U.S. Core Fund Class R6	12.55

Wells Fargo Large Company Value Portfolio	10.02

Wells Fargo International Value Portfolio	9.83

Wells Fargo Diversified Large Cap Growth Portfolio	9.50

Wells Fargo International Growth Portfolio	9.03

Wells Fargo Core Bond Portfolio	7.30

Wells Fargo Real Return Portfolio	3.64

Wells Fargo C&B Large Cap Value Portfolio	2.97

Wells Fargo Small Company Value Portfolio	2.68

Portfolio management addressed Fund allocations throughout the period.

Over the period, we made one significant change to the underlying portfolios used within the Fund. In the fourth quarter of 2018, we added three dedicated emerging market holdings to the portfolio. This change reflects our belief that gaining direct emerging market exposure from dedicated emerging market portfolio managers is preferable to relying on our developed market managers alone.

Within the Fund’s underlying holdings, the fixed-income holdings were the strongest contributors to performance on both a relative and an absolute basis. The Managed Fixed Income Portfolio is the largest fixed-income holding in the portfolio. It returned more than 7% and outperformed the Bloomberg Barclays U.S. Aggregate Bond Index by 82 basis points (bps; 100 bps equal 1.00%). The underlying developed market international equity funds produced negative absolute returns and mixed relative performance results. The U.S. equity funds tended to produce positive absolute performance with mixed relative performance results. Poor relative performance from two U.S.-focused and two international equity managers was the primary detractor from performance.

Allocations (%) as of May 31, 2019
	Effective allocation[9]	Neutral allocation

Bonds	35	35

Stocks	60	65

Effective Cash	5	0

At the start of the period, the Fund’s targeted TAA overlay was 5.00% long in the S&P 500 futures contract. Due to volatility concerns, in early September, 2018, we reduced the position by 2.50%. In October, 2018, we added a total of 2.50%, bringing the position back to 5.00% long. During early November, 2018, we covered 1.25%. In early December, 2018, we added 2.50%, bringing the position

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Growth Balanced Fund	9

to 6.25%. As January, 2019, drew to a close, we covered 2.50%. In early February, 2019, we covered the remaining 3.75% and exited the position. With respect to the 10-year Treasury contract activity, we started the period short 2.50% and covered the position in early October, 2018. In mid-December, 2018, we established a new 2.50% short position and exited it in early March, 2019.

Looking ahead, we are somewhat cautiously optimistic.

Our macroeconomic view is that growth will remain positive but it will be slower over the next 12 months than it was over the preceding 12 months. However, we still hold that absent an exogenous shock—likely an implemented shift in trade policy—a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and in the rest of the world but are most concerned about the U.S. trade negotiations with major trading partners. Until the trade negotiations move toward détente and more certainty builds to invoke more aggressive business planning resulting in further growth, we are taking a bit more of a cautious approach to the markets and have started to reduce some risks in the portfolios. Like the Fed, we remain very data dependent and acknowledge that while the U.S. economy may be softening, the levels of growth remain robust and 2019 should remain a target rich environment for investors.

10	Wells Fargo Growth Balanced Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,021.79	$5.36	1.06%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.63	$5.36	1.06%
Class C

Actual	$1,000.00	$1,018.14	$9.14	1.82%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.13	1.82%
Administrator Class

Actual	$1,000.00	$1,022.79	$4.46	0.88%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.52	$4.45	0.88%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Growth Balanced Fund	11

Security name			Shares	Value

Exchange-Traded Funds: 2.38%

Consumer Staples Select Sector SPDR Fund			93,876	$5,220,443

Total Exchange-Traded Funds (Cost $4,729,969)				5,220,443

Investment Companies: 99.38%

Affiliated Master Portfolios: 84.13%

Wells Fargo C&B Large Cap Value Portfolio				6,498,849

Wells Fargo Core Bond Portfolio				15,999,064

Wells Fargo Diversified Large Cap Growth Portfolio				20,815,550

Wells Fargo Emerging Growth Portfolio				2,466,780

Wells Fargo Factor Enhanced Emerging Markets Portfolio				2,966,177

Wells Fargo International Growth Portfolio				19,771,348

Wells Fargo International Value Portfolio				21,532,496

Wells Fargo Large Company Value Portfolio				21,943,619

Wells Fargo Managed Fixed Income Portfolio				55,996,700

Wells Fargo Real Return Portfolio				7,970,523

Wells Fargo Small Company Growth Portfolio				2,445,424

Wells Fargo Small Company Value Portfolio				5,876,983

				184,283,513

Affiliated Stock Funds: 15.25%

Wells Fargo Disciplined U.S. Core Fund Class R6			1,688,112	27,499,351

Wells Fargo Emerging Markets Equity Fund Class R6			123,717	2,927,150

Wells Fargo Emerging Markets Equity Income Fund Class R6			279,883	2,983,558

				33,410,059

Total Investment Companies (Cost $197,877,832)				217,693,572

	Yield	Maturity date	Principal
Short-Term Investments: 0.31%

U.S. Treasury Securities: 0.31%

U.S. Treasury Bill #(z)	2.07%	6-25-2019	$677,000	676,055

Total Short-Term Investments (Cost $676,030)				676,055

Total investments in securities (Cost $203,283,831)	102.07%	223,590,070

Other assets and liabilities, net	(2.07)	(4,535,530)

Total net assets	100.00%	$219,054,540

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Japanese Yen Futures	101	6-17-2019	$11,487,452	$11,661,082	$173,630	$0

Short

S&P 500 E-Mini Index	(73)	6-21-2019	(10,266,808)	(10,046,990)	219,818	0

					$393,448	$0

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Growth Balanced Fund	Portfolio of investments—May 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net realized gains (losses) on capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Affiliated Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6	1,767,866	283,947	363,701	1,688,112	$(394,227)	$1,412,734	$(1,306,671)	$481,806	$27,499,351
Wells Fargo Emerging Markets Equity Fund Class R6	0	137,838	14,121	123,717	37,670	0	208,150	0	2,927,150
Wells Fargo Emerging Markets Equity Income Fund Class R6	0	298,160	18,277	279,883	16,810	0	100,213	16,044	2,983,558

					$(339,747)	$1,412,734	$(998,308)	$497,850	$33,410,059	15.25%

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliates Master Portfolios	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	1.66%	1.85%	$1,047,347	$(946,873)	$0	$125,668	$3,313	$6,498,849
Wells Fargo Core Bond Portfolio	0.29	0.27	(67,198)	554,143	528,512	0	6,187	15,999,064
Wells Fargo Diversified Large Cap Growth Portfolio	32.89	8.30	1,721,188	(1,845,418)	0	319,716	7,801	20,815,550
Wells Fargo Emerging Growth Portfolio	0.41	0.30	520,363	(619,815)	0	3,929	3,996	2,466,780
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00	1.17	55,790	(14,788)	225	30,930	1,037	2,966,177
Wells Fargo International Growth Portfolio	58.68	9.46	(1,522,924)	734,497	0	477,782	31,846	19,771,348
Wells Fargo International Value Portfolio	2.89	2.01	(618,057)	(3,092,202)	0	973,155	36,132	21,532,496
Wells Fargo Large Company Value Portfolio	34.77	8.81	(210,528)	(404,708)	1,501	574,882	7,571	21,943,619
Wells Fargo Managed Fixed Income Portfolio	54.46	9.61	(19,151)	2,038,948	1,997,788	0	90,349	55,996,700
Wells Fargo Real Return Portfolio	5.72	4.36	(56,479)	92,383	187,013	33,937	1,838	7,970,523
Wells Fargo Small Company Growth Portfolio	0.18	0.14	593,689	(874,013)	0	18,810	3,320	2,445,424
Wells Fargo Small Company Value Portfolio	4.45	4.60	(457,710)	(661,401)	0	100,120	4,941	5,876,983

			$986,330	$(5,039,247)	$2,715,039	$2,658,929	$198,331	$184,283,513	84.13%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Growth Balanced Fund	13

Assets
Investments in affiliated Master Portfolios, at value (cost $162,666,261)	$184,283,513
Investments in affiliated Underlying Funds, at value (cost $35,211,571)	33,410,059
Investments in unaffiliated securities, at value (cost $5,405,999)	5,896,498
Receivable for daily variation margin on open futures contracts	261,064
Cash	50,000
Receivable for Fund shares sold	24,937
Receivable from manager	5,909
Prepaid expenses and other assets	23,180

Total assets	223,955,160

Liabilities
Payable for Fund shares redeemed	4,766,010
Administration fees payable	32,607
Distribution fee payable	7,870
Accrued expenses and other liabilities	94,133

Total liabilities	4,900,620

Total net assets	$219,054,540

NET ASSETS CONSIST OF
Paid-in capital	$200,244,086
Total distributable earnings	18,810,454

Total net assets	$219,054,540

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$68,831,779
Shares outstanding – Class A1	1,524,570
Net asset value per share – Class A	$45.15
Maximum offering price per share – Class A²	$47.90
Net assets – Class C	$11,434,364
Shares outstanding – Class C1	293,589
Net asset value per share – Class C	$38.95
Net assets – Administrator Class	$138,788,397
Shares outstanding – Administrator Class[1]	3,475,835
Net asset value per share – Administrator Class	$39.93

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Growth Balanced Fund	Statement of operations—year ended May 31, 2019

Investment income
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $207)	$2,715,039
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $210,572)	2,658,929
Dividends from affiliated Underlying Funds	497,850
Affiliated income allocated from affiliated Master Portfolios	198,331
Dividends	35,684
Interest	11,565
Expenses allocated from affiliated Master Portfolios	(1,158,816)
Waivers allocated from affiliated Master Portfolios	54,439

Total investment income	5,013,021

Expenses
Management fee	698,979
Administration fees
Class A	138,253
Class C	32,823
Administrator Class	196,987
Shareholder servicing fees
Class A	164,587
Class C	39,075
Administrator Class	378,312
Distribution fee
Class C	117,225
Custody and accounting fees	10,588
Professional fees	29,890
Registration fees	71,291
Shareholder report expenses	66,941
Trustees’ fees and expenses	21,301
Other fees and expenses	15,825

Total expenses	1,982,077
Less: Fee waivers and/or expense reimbursements	(747,371)

Net expenses	1,234,706

Net investment income	3,778,315

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	986,330
Affiliated Underlying Funds	(339,747)
Capital gain distributions from affiliated Underlying Funds	1,412,734
Unaffiliated securities	4,982
Futures contracts	264,697

Net realized gains on investments	2,328,996

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(5,039,247)
Affiliated Underlying Funds	(998,308)
Unaffiliated securities	490,494
Futures contracts	802,726

Net change in unrealized gains (losses) on investments	(4,744,335)

Net realized and unrealized gains (losses) on investments	(2,415,339)

Net increase in net assets resulting from operations	$1,362,976

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Growth Balanced Fund	15

	Year ended May 31, 2019		Year ended May 31, 2018¹

Operations
Net investment income		$3,778,315		$3,364,678
Net realized gains on investments		2,328,996		20,771,494
Net change in unrealized gains (losses) on investments		(4,744,335)		(4,196,293)

Net increase in net assets resulting from operations		1,362,976		19,939,879

Distributions to shareholders from net investment income and net realized gains
Class A		(2,868,465)		(642,776)
Class C		(821,665)		(65,094)
Administrator Class		(8,192,333)		(2,153,514)

Total distributions to shareholders		(11,882,463)		(2,861,384)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	351,190	16,023,191	115,548	5,374,981
Class C	127,101	5,033,403	58,262	2,349,912
Administrator Class	235,971	9,699,484	446,522	18,569,677

		30,756,078		26,294,570

Reinvestment of distributions
Class A	65,968	2,829,512	13,522	633,356
Class C	21,059	783,461	1,496	60,971
Administrator Class	215,612	8,181,819	51,482	2,148,876

		11,794,792		2,843,203

Payment for shares redeemed
Class A	(218,329)	(9,976,679)	(295,375)	(13,781,479)
Class C	(262,051)	(10,188,823)	(83,888)	(3,339,189)
Administrator Class	(731,787)	(29,822,377)	(890,059)	(36,753,685)

		(49,987,879)		(53,874,353)

Net decrease in net assets resulting from capital share transactions		(7,437,009)		(24,736,580)

Total decrease in net assets		(17,956,496)		(7,658,085)

Net assets
Beginning of period		237,011,036		244,669,121

End of period		$219,054,540		$237,011,036

[1]

Effective for all fillings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $3,562,101. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Growth Balanced Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$47.12	$43.91	$39.99	$40.80	$37.96
Net investment income	0.72 [1]	0.53	0.41	0.46	0.36
Net realized and unrealized gains (losses) on investments	(0.60)	3.13	3.93	(0.94)	2.65

Total from investment operations	0.12	3.66	4.34	(0.48)	3.01
Distributions to shareholders from
Net investment income	(1.26)	(0.45)	(0.42)	(0.33)	(0.17)
Net realized gains	(0.83)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.09)	(0.45)	(0.42)	(0.33)	(0.17)
Net asset value, end of period	$45.15	$47.12	$43.91	$39.99	$40.80
Total return[2]	0.53%	8.34%	10.93%	(1.14)%	7.94%
Ratios to average net assets (annualized)
Gross expenses[3]	1.33%	1.35%	1.34%	1.35%	1.40%
Net expenses[3]	1.07%	1.17%	1.20%	1.20%	1.20%
Net investment income[3]	1.55%	1.27%	1.10%	1.10%	0.97%
Supplemental data
Portfolio turnover rate[4]	149%	114%	114%	79%	75%
Net assets, end of period (000s omitted)	$68,832	$62,473	$65,514	$65,866	$64,223

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2019	0.47%
Year ended May 31, 2018	0.51%
Year ended May 31, 2017	0.50%
Year ended May 31, 2016	0.51%
Year ended May 31, 2015	0.51%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Growth Balanced Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$40.86	$38.14	$34.82	$35.63	$33.33
Net investment income	0.37 [1]	0.14	0.13 [1]	0.12 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	(0.56)	2.74	3.38	(0.79)	2.30

Total from investment operations	(0.19)	2.88	3.51	(0.67)	2.38
Distributions to shareholders from
Net investment income	(0.89)	(0.16)	(0.19)	(0.14)	(0.08)
Net realized gains	(0.83)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.72)	(0.16)	(0.19)	(0.14)	(0.08)
Net asset value, end of period	$38.95	$40.86	$38.14	$34.82	$35.63
Total return[2]	(0.23)%	7.55%	10.10%	(1.88)%	7.13%
Ratios to average net assets (annualized)
Gross expenses[3]	2.08%	2.10%	2.09%	2.10%	2.15%
Net expenses[3]	1.82%	1.92%	1.95%	1.95%	1.95%
Net investment income[3]	0.93%	0.52%	0.35%	0.36%	0.22%
Supplemental data
Portfolio turnover rate[4]	149%	114%	114%	79%	75%
Net assets, end of period (000s omitted)	$11,434	$16,649	$16,463	$16,225	$14,349

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2019	0.48%
Year ended May 31, 2018	0.51%
Year ended May 31, 2017	0.50%
Year ended May 31, 2016	0.50%
Year ended May 31, 2015	0.51%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Growth Balanced Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$42.04	$39.22	$35.78	$36.54	$33.98
Net investment income	1.05	0.75	0.50 [1]	0.49	0.45
Net realized and unrealized gains (losses) on investments	(0.90)	2.63	3.47	(0.82)	2.32

Total from investment operations	0.15	3.38	3.97	(0.33)	2.77
Distributions to shareholders from
Net investment income	(1.43)	(0.56)	(0.53)	(0.43)	(0.21)
Net realized gains	(0.83)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(2.26)	(0.56)	(0.53)	(0.43)	(0.21)
Net asset value, end of period	$39.93	$42.04	$39.22	$35.78	$36.54
Total return	0.70%	8.63%	11.19%	(0.86)%	8.16%
Ratios to average net assets (annualized)
Gross expenses[2]	1.25%	1.27%	1.26%	1.27%	1.24%
Net expenses[2]	0.89%	0.92%	0.95%	0.95%	0.95%
Net investment income[2]	1.72%	1.51%	1.34%	1.35%	1.22%
Supplemental data
Portfolio turnover rate[3]	149%	114%	114%	79%	75%
Net assets, end of period (000s omitted)	$138,788	$157,889	$162,693	$175,715	$182,373

[1]	Calculated based upon average shares outstanding

[2]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2019	0.47%
Year ended May 31, 2018	0.51%
Year ended May 31, 2017	0.50%
Year ended May 31, 2016	0.50%
Year ended May 31, 2015	0.51%

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Growth Balanced Fund	19

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Growth Balanced Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and the Fund acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust. The financial statements for all other Underlying Funds are also publicly available on the SEC website at sec.gov.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values, and foreign exchange rates and is

20	Wells Fargo Growth Balanced Fund	Notes to financial statements

subject to interest rate risk, equity price risk, and foreign currency risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolios are recorded on a trade basis. The Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $204,381,429 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$24,382,280

Gross unrealized losses	(4,780,191)

Net unrealized gains	$19,602,089

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent

Notes to financial statements	Wells Fargo Growth Balanced Fund	21

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$3,505	$(3,505)

As of May 31, 2019, the Fund had current year deferred post-October capital losses consisting of $1,995,047 in short-term losses and $978,854 in long-term gains which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Exchange-traded funds	$5,220,443	$0	$0	$5,220,443

Investment companies	33,410,059	0	0	33,410,059

Short-term investments

U.S. Treasury securities	676,055	0	0	676,055

Investments measured at net asset value*				184,283,513

	39,306,557	0	0	223,590,070

Futures contracts	393,448	0	0	393,448

Total assets	$39,700,005	$0	$0	$223,983,518

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $184,283,513. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

22	Wells Fargo Growth Balanced Fund	Notes to financial statements

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal

Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation

Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Factor Enhanced Emerging Markets Portfolio	Seeks long-term capital appreciation

Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo International Value Portfolio	Seeks long-term capital appreciation

Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation

Wells Fargo Managed Fixed Income Portfolio	Seeks consistent fixed-income returns

Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term

Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.30%

Next $500 million	0.28

Next $2 billion	0.26

Next $2 billion	0.24

Next $5 billion	0.23

Over $10 billion	0.22

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Growth Balanced Fund	23

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolios are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.13% for Class A shares, 1.88% for Class C shares, and 0.95% for Administrator Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Funds Management voluntarily waived additional expenses of the Fund. Prior to June 15, 2018, the Fund’s expenses were capped at 1.20% for Class A shares and 1.95% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $8,442 from the sale of Class A shares and $13 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in multiple affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities in which the Fund invests are actual purchases and sale of those securities. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$218,104,149	$237,084,571	$203,152,883	$154,781,763

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2019, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy. The Fund had an average notional amount of $10,141,536 in long futures contracts and $5,199,570 in short futures contracts during the year ended May 31, 2019.

A summary of the location of derivative instruments on the financial statements by risk is outlined in the following tables.

24	Wells Fargo Growth Balanced Fund	Notes to financial statements

The fair value of derivative instruments as of May 31, 2019 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$219,818	*	Unrealized losses on futures contracts	$0	*

Foreign currency risk	Unrealized gains on futures contracts	173,630	*	Unrealized losses on futures contracts	0	*

		$393,448			$0

*

Amount represents cumulative unrealized gains (losses) as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of May 31, 2019 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2019 was as follows for the Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$168,406	$586,958

Interest rate risk	80,377	42,138

Foreign currency risk	15,914	173,630

	$264,697	$802,726

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$8,735,539	$2,861,384

Long-term capital gain	3,146,924	0

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred

$213,521	$11,037	$19,602,089	$(1,016,193)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income

Class A	$ 642,776

Class C	65,094

Administrator Class	2,153,514

Notes to financial statements	Wells Fargo Growth Balanced Fund	25

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

26	Wells Fargo Growth Balanced Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Growth Balanced Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian, brokers and transfer agents, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Growth Balanced Fund	27

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 25.50% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $3,146,924 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $4,665,650 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $3,256,307 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, $1,348,767 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, 5.96% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Growth Balanced Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Growth Balanced Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30	Wells Fargo Growth Balanced Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Growth Balanced Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Growth Balanced Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Growth Balanced Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.” The Fund is a fund-of-funds that invests all of its assets in multiple portfolios of Wells Fargo Master Trust.

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

32	Wells Fargo Growth Balanced Fund	Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, five- and ten-year periods under review, and lower than the average investment performance of the Universe for the three-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Growth Balanced Blended Index, for the one-, three- and five-year periods under review, but higher than its benchmark for the ten-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates, which include the advisory fees paid at the master portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Growth Balanced Fund	33

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403192 07-19 A278/AR278 05-19

Annual Report

May 31, 2019

Wells Fargo Moderate Balanced Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Moderate Balanced Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Moderate Balanced Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Moderate Balanced Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Moderate Balanced Fund	Letter to shareholders (unaudited)

During April, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo Moderate Balanced Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡ , FRM

Petros N. Bocray, CFA®‡ , FRM

Christian L. Chan, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFMAX)	1-30-2004	-3.22	3.06	6.94	2.68	4.29	7.58	1.32	1.15

Class C (WFBCX)	1-30-2004	0.90	3.50	6.76	1.90	3.50	6.76	2.07	1.90

Administrator Class (NVMBX)	11-11-1994	–	–	–	2.95	4.55	7.83	1.24	0.90

Institutional Class (WFMYX)[3]	7-31-2018	–	–	–	3.05	4.57	7.85	0.99	0.80

Moderate Balanced Blended Index[4]	–	–	–	–	3.99	4.73	7.07	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	6.40	2.70	3.83	–	–

Bloomberg Barclays U.S. Short Treasury 9-12 Months Index[6]	–	–	–	–	2.62	0.98	0.71	–	–

MSCI EAFE Index (Net)[7]	–	–	–	–	-5.75	1.27	6.23	–	–

Russell 1000® Growth Index[8]	–	–	–	–	5.39	12.33	15.64	–	–

Russell 1000® Value Index[9]	–	–	–	–	1.45	6.53	12.33	–	–

Russell 2000® Index[10]	–	–	–	–	-9.04	6.71	12.84	–	–

S&P 500 Index[11]	–	–	–	–	3.78	9.66	13.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Moderate Balanced Fund	7

Growth of $10,000 investment as of May 31, 2019[11]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.44% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from any money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class share expenses. If these expenses had been included, returns for Institutional Class shares would be higher. The Administrator Class annual returns are substantially similar to what the Institutional Class annual returns would be because the Administrator and Institutional Class shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

[4]

Source: Wells Fargo Funds Management, LLC. The Moderate Balanced Blended Index is composed 45% of the Bloomberg Barclays U.S. Aggregate Bond Index, 15% of the Bloomberg Barclays U.S. Short Treasury 9-12 Months Index, 10% of the Russell 1000® Growth Index, 10% of the Russell 1000® Value Index, 10% of the S&P 500 Index, 6% of the MSCI EAFE Index (Net), and 4% of the Russell 2000® Index. You cannot invest directly in an index.

[5]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage backed securities. You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Short Treasury 9–12 Months Index is an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from 9 up to (but not including) 12 months. It excludes zero-coupon STRIPS. You cannot invest directly in an index.

[7]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[9]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[10]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[12]

The chart compares the performance of Class A shares for the most recent ten years with the Moderate Balanced Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Short Treasury 9–12 Months Index, the MSCI EAFE Index (Net), the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[13]

The ten largest holdings, excluding cash and cash equivalents and any money market funds, are calculated based on the value of the investments divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Moderate Balanced Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Moderate Balanced Blended Index for the 12-month period that ended May 31, 2019.

∎

Relative underperformance by two of the underlying domestic equity investments and one of the underlying international equity investments were the most significant detractors from performance over the period.

∎	On a relative basis, one-third of underlying investments outperformed their respective benchmarks.

∎	The tactical asset allocation (TAA) overlay, a futures strategy, added to performance through the period.

Positive economic data and increased market volatility ruled most of the period.

The 12-month period that ended May 31, 2019, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 3.1% with a core inflation rate of 2.0%, while unemployment reached a low of 3.6%, the lowest level since 1969.

Over the last 12 months, the financial markets experienced more volatility than the favorable economic environment might have suggested. Looking back at the financial markets, we saw equities experience a significant decline during the fourth quarter of 2018, as concerns over a partial U.S. government shutdown, central bank tightening, trade tensions, and slowing economic growth shook investors’ confidence. The market volatility of the fourth quarter gave way to a first-quarter 2019 rebound where both equity and fixed-income markets rallied. The two markets seemed joined at the hip as the Federal Reserve’s (Fed’s) updated script signaled an easier policy path for the balance of 2019. Market participants were caught offside by this evolution in the projected policy path, which has resulted in a broader opportunity set for sector rotation in equities and yield curve trades. We saw a return of volatility toward the end of the 12-month period as concerns over trade (primarily with China and Mexico) caused concerns over global growth to weigh on investors’ minds.

Ten largest holdings (%) as of May 31, 2019[13]

Wells Fargo Managed Fixed Income Portfolio	32.00

Wells Fargo Conservative Income Fund Institutional Class	15.10

Wells Fargo Disciplined Large Cap Portfolio	9.40

Wells Fargo Core Bond Portfolio	9.14

Wells Fargo Diversified Large Cap Growth Portfolio	6.68

Wells Fargo Large Company Value Portfolio	6.46

Wells Fargo Real Return Portfolio	4.56

Wells Fargo C&B Large Cap Value Portfolio	3.21

Wells Fargo International Growth Portfolio	2.98

Wells Fargo International Value Portfolio	2.94

Allocations (%) as of May 31, 2019
	Effective allocation[14]	Neutral allocation

Bonds	60	60

Stocks	36	40

Effective Cash	4	0

Portfolio management addressed Fund allocations throughout the period.

Over the period, we made one significant change to the underlying portfolios used within the Fund. In the fourth quarter of 2018, we added three dedicated emerging market holdings to the portfolio. This change reflects our belief that gaining direct emerging market exposure from dedicated emerging market portfolio managers is preferable to relying on our developed market managers alone.

Within the Fund’s underlying holdings, the fixed-income holdings were the strongest contributors to performance on both a relative and an absolute basis. The Managed Fixed Income Portfolio is the largest single underlying holding in the portfolio. It returned more than 7% and outperformed its benchmark by 82 basis points (bps; 100 bps equal 1.00%). The underlying developed market international equity funds produced negative absolute returns and mixed relative performance results. The U.S. equity funds tended to produce positive absolute performance with mixed relative performance results. Poor relative performance from two U.S.-focused and two international equity managers was the primary detractor from performance.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Moderate Balanced Fund	9

At the start of the period, the Fund’s targeted TAA overlay was 5.00% long in the S&P 500 futures contract. Due to volatility concerns, in early September, 2018, we reduced the position by 2.50%. In October, 2018, we added a total of 2.50%, bringing the position back to 5.00% long. During early November, 2018, we covered 1.25%. In early December, 2018, we added 2.50%, bringing the position to 6.25%. As January, 2019, drew to a close, we covered 2.50%. In early February, 2019, we covered the remaining 3.75% and exited the position. With respect to the 10-year Treasury contract activity, we started the period short 2.50% and covered the position in early October, 2018. In mid-December, 2018, we established a new 2.50% short position and exited it in early March, 2019.

Looking ahead, we are somewhat cautiously optimistic.

Our macroeconomic view is that growth will remain positive but it will be slower over the next 12 months than it was over the preceding 12 months. However, we still hold that absent an exogenous shock—likely an implemented shift in trade policy—a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and in the rest of the world but are most concerned about the U.S. trade negotiations with major trading partners. Until the trade negotiations move toward détente and more certainty builds to invoke more aggressive business planning resulting in further growth, we are taking a bit more of a cautious approach to the markets and have started to reduce some risks in the portfolios. Like the Fed, we remain very data dependent and acknowledge that while the U.S. economy may be softening, the levels of growth remain robust and 2019 should remain a target-rich environment for investors.

10	Wells Fargo Moderate Balanced Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,031.79	$5.59	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.43	$5.56	1.10%
Class C

Actual	$1,000.00	$1,027.82	$9.37	1.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.69	$9.32	1.85%
Administrator Class

Actual	$1,000.00	$1,033.12	$4.33	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.30	0.85%
Institutional Class

Actual	$1,000.00	$1,033.69	$3.82	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.80	0.75%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Moderate Balanced Fund	11

Security name			Shares	Value

Exchange-Traded Funds: 0.78%

Consumer Staples Select Sector SPDR Fund			17,718	$985,298

Total Exchange-Traded Funds (Cost $899,457)				985,298

Investment Companies: 98.76%

Affiliated Master Portfolios: 82.02%

Wells Fargo C&B Large Cap Value Portfolio				4,032,490

Wells Fargo Core Bond Portfolio				11,494,859

Wells Fargo Disciplined Large Cap Portfolio				11,818,312

Wells Fargo Diversified Large Cap Growth Portfolio				8,395,498

Wells Fargo Emerging Growth Portfolio				1,221,632

Wells Fargo Factor Enhanced Emerging Markets Portfolio				1,044,370

Wells Fargo International Growth Portfolio				3,752,691

Wells Fargo International Value Portfolio				3,690,039

Wells Fargo Large Company Value Portfolio				8,121,273

Wells Fargo Managed Fixed Income Portfolio				40,231,988

Wells Fargo Real Return Portfolio				5,731,509

Wells Fargo Small Company Growth Portfolio				1,202,070

Wells Fargo Small Company Value Portfolio				2,380,550

				103,117,281

Affiliated Stock Funds: 16.74%

Wells Fargo Conservative Income Fund Institutional Class			1,900,364	18,984,634

Wells Fargo Emerging Markets Equity Fund Class R6			43,068	1,019,000

Wells Fargo Emerging Markets Equity Income Fund Class R6			97,693	1,041,406

				21,045,040

Total Investment Companies (Cost $115,404,819)				124,162,321

	Yield	Maturity date	Principal
Short-Term Investments: 0.30%

U.S. Treasury Securities: 0.30%

U.S. Treasury Bill #(z)	2.07%	6-25-2019	$379,000	378,471

Total Short-Term Investments (Cost $378,457)				378,471

Total investments in securities (Cost $116,682,733)	99.84%	125,526,090

Other assets and liabilities, net	0.16	195,349

Total net assets	100.00%	$125,721,439

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Japanese Yen Futures	56	6-17-2019	$6,369,280	$6,465,550	$96,270	$0

Short

S&P 500 E-Mini Index	(41)	6-21-2019	(5,765,455)	(5,642,830)	122,625	0

					$218,895	$0

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Moderate Balanced Fund	Portfolio of investments—May 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager and adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Affiliated Stock Funds
Wells Fargo Conservative Income Fund Institutional Class	0	2,548,674	648,310	1,900,364	$(11,988)	$3,231	$377,440	$18,984,634
Wells Fargo Disciplined U.S. Core Fund Class R6*	884,580	0	884,580	0	59,788	400,035	0	0
Wells Fargo Emerging Markets Equity Fund Class R6	0	48,919	5,851	43,068	11,170	71,948	0	1,019,000
Wells Fargo Emerging Markets Equity Income Fund Class R6	0	107,473	9,780	97,693	5,421	34,647	5,557	1,041,406

					$64,391	$509,861	$382,997	$21,045,040	16.74%

*	No longer held at the end of the period.

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	1.21%	1.15%	$482,138	$(400,246)	$0	$84,889	$2,218	$4,032,490
Wells Fargo Core Bond Portfolio	0.24	0.20	(114,768)	428,669	411,276	0	4,771	11,494,859
Wells Fargo Disciplined Large Cap Portfolio	0.00	3.78	(445,015)	(52,056)	0	284,186	2,309	11,818,312
Wells Fargo Diversified Large Cap Growth Portfolio	16.77	3.35	778,723	(823,916)	0	148,126	3,596	8,395,498
Wells Fargo Emerging Growth Portfolio	0.17	0.15	241,474	(202,643)	0	1,596	1,739	1,221,632
Wells Fargo Factor Enhanced Emerging Markets Portfolio	0.00	0.41	19,639	(5,692)	79	10,914	366	1,044,370
Wells Fargo International Growth Portfolio	13.50	1.79	(175,160)	(23,746)	0	96,958	6,536	3,752,691
Wells Fargo International Value Portfolio	0.66	0.35	(24,702)	(773,682)	0	188,091	7,090	3,690,039
Wells Fargo Large Company Value Portfolio	15.34	3.26	(28,660)	(147,354)	588	230,118	3,093	8,121,273
Wells Fargo Managed Fixed Income Portfolio	45.54	6.90	(2,806)	1,303,881	1,546,371	0	73,573	40,231,988
Wells Fargo Real Return Portfolio	4.78	3.14	(47,111)	41,641	146,984	26,316	1,460	5,731,509
Wells Fargo Small Company Growth Portfolio	0.07	0.07	278,562	(327,178)	0	7,893	1,424	1,202,070
Wells Fargo Small Company Value Portfolio	1.80	1.87	(120,043)	(284,356)	0	40,165	1,992	2,380,550
Wells Fargo Stable Income Portfolio*	100.00	0.00	173,323	(207,605)	164,693	0	3,616	0

			$1,015,594	$(1,474,283)	$2,269,991	$1,119,252	$113,783	$103,117,281	82.02%

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Moderate Balanced Fund	13

Assets
Investments in affiliated Master Portfolios, at value (cost 94,469,605)	$103,117,281
Investments in affiliated Underlying Funds, at value (cost $20,935,214)	21,045,040
Investments in unaffiliated securities, at value (cost $1,277,914)	1,363,769
Cash	18,446
Receivable for investments sold	6,554
Receivable for Fund shares sold	158,430
Receivable for dividends	44,776
Receivable for daily variation margin on open futures contracts	145,740
Receivable from manager	2,091
Prepaid expenses and other assets	31,284

Total assets	125,933,411

Liabilities
Payable for Fund shares redeemed	120,846
Shareholder report expenses payable	32,966
Shareholder servicing fees payable	26,744
Administration fees payable	17,784
Distribution fee payable	5,894
Accrued expenses and other liabilities	7,738

Total liabilities	211,972

Total net assets	$125,721,439

NET ASSETS CONSIST OF
Paid-in capital	$114,869,173
Total distributable earnings	10,852,266

Total net assets	$125,721,439

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$30,132,202
Shares outstanding – Class A1	1,480,902
Net asset value per share – Class A	$20.35
Maximum offering price per share – Class A2	$21.59
Net assets – Class C	$8,509,303
Shares outstanding – Class C1	429,673
Net asset value per share – Class C	$19.80
Net assets – Administrator Class	$78,209,082
Shares outstanding – Administrator Class[1]	3,803,335
Net asset value per share – Administrator Class	$20.56
Net assets – Institutional Class	$8,870,852
Shares outstanding – Institutional Class[1]	430,613
Net asset value per share – Institutional Class	$20.60

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Moderate Balanced Fund	Statement of operations—year ended May 31, 2019

Investment income
Interest allocated from affiliated Master Portfolios (net of foreign withholding taxes of $175)	$2,269,991
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $45,704)	1,119,252
Dividends from affiliated Underlying Funds	382,997
Affiliated income allocated from affiliated Master Portfolios	113,783
Dividends	7,637
Interest	7,078
Expenses allocated from affiliated Master Portfolios	(620,653)
Waivers allocated from affiliated Master Portfolios	49,348

Total investment income	3,329,433

Expenses
Management fee	424,590
Administration fees
Class A	66,551
Class C	20,818
Administrator Class	124,411
Institutional Class	5,492 [1]
Shareholder servicing fees
Class A	79,228
Class C	24,784
Administrator Class	238,352
Distribution fee
Class C	74,351
Custody and accounting fees	8,658
Professional fees	31,448
Registration fees	67,810
Shareholder report expenses	61,050
Trustees’ fees and expenses	22,321
Other fees and expenses	14,176

Total expenses	1,264,040
Less: Fee waivers and/or expense reimbursements	(432,478)

Net expenses	831,562

Net investment income	2,497,871

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Securities transactions allocated from affiliated Master Portfolios	1,015,594
Affiliated Underlying Funds	64,391
Unaffiliated securities	1,832
Futures contracts	176,527

Net realized gains on investments	1,258,344

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(1,474,283)
Affiliated Underlying Funds	509,861
Unaffiliated securities	85,852
Futures contracts	483,916

Net change in unrealized gains (losses) on investments	(394,654)

Net realized and unrealized gains (losses) on investments	863,690

Net increase in net assets resulting from operations	$3,361,561

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Moderate Balanced Fund	15

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$2,497,871		$2,427,369
Net realized gains on investments		1,258,344		9,722,121
Net change in unrealized gains (losses) on investments		(394,654)		(3,671,454)

Net increase in net assets resulting from operations		3,361,561		8,478,036

Distributions to shareholders from net investment income and net realized gains
Class A		(3,737,616)		(2,929,431)
Class C		(1,254,911)		(881,207)
Administrator Class		(10,246,697)		(9,288,417)
Institutional Class		(1,267,462)[2]		N/A

Total distributions to shareholders		(16,506,686)		(13,099,055)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	444,234	9,499,182	241,519	5,649,474
Class C	144,391	2,961,750	45,422	1,038,170
Administrator Class	387,699	8,499,230	612,499	14,353,555
Institutional Class	503,047 [2]	11,157,702 [2]	N/A	N/A

		32,117,864		21,041,199

Reinvestment of distributions
Class A	179,435	3,535,133	120,671	2,760,491
Class C	63,450	1,215,365	36,950	823,717
Administrator Class	512,778	10,216,092	399,782	9,238,735
Institutional Class	63,414 [2]	1,264,356 [2]	N/A	N/A

		16,230,946		12,822,943

Payment for shares redeemed
Class A	(550,017)	(11,776,841)	(517,571)	(12,019,030)
Class C	(240,319)	(4,860,142)	(150,464)	(3,420,001)
Administrator Class	(1,991,930)	(44,740,421)	(882,642)	(20,956,867)
Institutional Class	(135,848)[2]	(2,646,480)[2]	N/A	N/A

		(64,023,884)		(36,395,898)

Net decrease in net assets resulting from capital share transactions		(15,675,074)		(2,531,756)

Total decrease in net assets		(28,820,199)		(7,152,775)

Net assets
Beginning of period		154,541,638		161,694,413

End of period		$125,721,439		$154,541,638

[1]

Effective for all fillings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,221,521. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Moderate Balanced Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$22.73	$23.47	$22.51	$23.57	$23.19
Net investment income	0.36 [1]	0.29	0.28	0.28 [1]	0.32
Net realized and unrealized gains (losses) on investments	0.11	0.97	1.34	(0.23)	1.01

Total from investment operations	0.47	1.26	1.62	0.05	1.33
Distributions to shareholders from
Net investment income	(0.42)	(0.32)	(0.29)	(0.26)	(0.44)
Net realized gains	(2.43)	(1.68)	(0.37)	(0.85)	(0.51)

Total distributions to shareholders	(2.85)	(2.00)	(0.66)	(1.11)	(0.95)
Net asset value, end of period	$20.35	$22.73	$23.47	$22.51	$23.57
Total return[2]	2.68%	5.38%	7.33%	0.34%	5.87%
Ratios to average net assets (annualized)
Gross expenses[3]	1.31%	1.33%	1.32%	1.32%	1.36%
Net expenses[3]	1.12%	1.13%	1.15%	1.15%	1.15%
Net investment income[3]	1.65%	1.42%	1.25%	1.26%	1.14%
Supplemental data
Portfolio turnover rate[4]	191%	113%	114%	87%	84%
Net assets, end of period (000s omitted)	$30,132	$31,980	$36,679	$35,993	$20,782

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2019	0.40%
Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.46%
Year ended May 31, 2016	0.47%
Year ended May 31, 2015	0.47%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Moderate Balanced Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$22.20	$22.97	$22.05	$23.18	$22.79
Net investment income	0.12	0.10	0.11 [1]	0.11 [1]	0.09 [1]
Net realized and unrealized gains (losses) on investments	0.18	0.95	1.32	(0.23)	1.04

Total from investment operations	0.30	1.05	1.43	(0.12)	1.13
Distributions to shareholders from
Net investment income	(0.27)	(0.14)	(0.14)	(0.16)	(0.23)
Net realized gains	(2.43)	(1.68)	(0.37)	(0.85)	(0.51)

Total distributions to shareholders	(2.70)	(1.82)	(0.51)	(1.01)	(0.74)
Net asset value, end of period	$19.80	$22.20	$22.97	$22.05	$23.18
Total return[2]	1.90%	4.56%	6.56%	(0.44)%	5.06%
Ratios to average net assets (annualized)
Gross expenses[3]	2.06%	2.08%	2.07%	2.07%	2.11%
Net expenses[3]	1.87%	1.88%	1.90%	1.90%	1.90%
Net investment income[3]	0.89%	0.66%	0.50%	0.51%	0.40%
Supplemental data
Portfolio turnover rate[4]	191%	113%	114%	87%	84%
Net assets, end of period (000s omitted)	$8,509	$10,260	$12,180	$12,501	$6,042

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2019	0.40%
Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.46%
Year ended May 31, 2016	0.47%
Year ended May 31, 2015	0.47%

[4]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Moderate Balanced Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$22.94	$23.68	$22.70	$23.75	$23.38
Net investment income	0.41 [1]	0.38	0.35 [1]	0.32	0.33 [1]
Net realized and unrealized gains (losses) on investments	0.12	0.94	1.35	(0.21)	1.07

Total from investment operations	0.53	1.32	1.70	0.11	1.40
Distributions to shareholders from
Net investment income	(0.48)	(0.38)	(0.35)	(0.31)	(0.52)
Net realized gains	(2.43)	(1.68)	(0.37)	(0.85)	(0.51)

Total distributions to shareholders	(2.91)	(2.06)	(0.72)	(1.16)	(1.03)
Net asset value, end of period	$20.56	$22.94	$23.68	$22.70	$23.75
Total return	2.95%	5.59%	7.62%	0.59%	6.13%
Ratios to average net assets (annualized)
Gross expenses[2]	1.23%	1.25%	1.24%	1.23%	1.20%
Net expenses[2]	0.87%	0.88%	0.90%	0.90%	0.90%
Net investment income[2]	1.88%	1.67%	1.49%	1.48%	1.39%
Supplemental data
Portfolio turnover rate[3]	191%	113%	114%	87%	84%
Net assets, end of period (000s omitted)	$78,209	$112,302	$112,835	$156,915	$153,457

[1]	Calculated based upon average shares outstanding

[2]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios were as follows:

Year ended May 31, 2019	0.41%
Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.46%
Year ended May 31, 2016	0.47%
Year ended May 31, 2015	0.47%

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Moderate Balanced Fund	19

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Year ended May 31, 2019[1]
Net asset value, beginning of period	$23.24
Net investment income	0.37 [1]
Net realized and unrealized gains (losses) on investments	(0.12)

Total from investment operations	0.25
Distributions to shareholders from
Net investment income	(0.46)
Net realized gains	(2.43)

Total distributions to shareholders	(2.89)
Net asset value, end of period	$20.60
Total return[3]	1.72%
Ratios to average net assets (annualized)
Gross expenses[4]	0.98%
Net expenses[4]	0.75%
Net investment income[4]	2.15%
Supplemental data
Portfolio turnover rate[5]	191%
Net assets, end of period (000s omitted)	$8,871

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]

Ratios include only the net expenses allocated from the affiliated Master Portfolios and do not include expenses from any other Underlying Funds. Net expenses allocated from the affiliated Master Portfolios included in the ratios was 0.38%.

[5]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchases and sales amounts are aggregated with the direct purchases and sales in the affiliated Underlying Funds and unaffiliated securities and included in the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Moderate Balanced Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Moderate Balanced Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a fund-of-funds that invests in various affiliated mutual funds (“Underlying Funds”) employing a multi-asset, multi-style investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated Underlying Funds may also include investments in one or more separate diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and the Fund acquires an indirect interest in those securities. The Fund accounts for its investments in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust. The financial statements for all other Underlying Funds are also publicly available on the SEC website at sec.gov.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Futures contracts

The Fund is subject to interest rate risk, equity price risk and foreign currency risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy

Notes to financial statements	Wells Fargo Moderate Balanced Fund	21

and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolios are recorded on a trade basis. The Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income dividends and capital gain distributions from investment companies are recorded on the ex-dividend date. Capital gain distributions from investment companies are treated as realized gains.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $115,951,759 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$9,793,226

Gross unrealized losses	0

Net unrealized gains	$9,793,226

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent

22	Wells Fargo Moderate Balanced Fund	Notes to financial statements

differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to redemption of partnership interest. At May 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(49,046)	$49,046

As of May 31, 2019, the Fund had current year deferred post-October capital losses consisting of $522,478 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets

Investments in:

Exchange-traded funds	$985,298	$0	$0	$985,298

Investment companies	21,045,040	0	0	21,045,040

Short-term investments

U.S. Treasury securities	378,471	0	0	378,471
Investments measured at net asset value*				103,117,281

	22,408,809	0	0	125,526,090
Futures contracts	218,895	0	0	218,895

Total assets	$22,627,704	$0	$0	$125,744,985

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in the affiliated Master Portfolios are valued at $103,117,281 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Moderate Balanced Fund	23

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At May 31, 2019, the Fund did not have any transfers into/out of Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal
Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation
Wells Fargo Disciplined Large Cap Portfolio	Seeks long-term capital appreciation
Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Factor Enhanced Emerging Markets Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index (Net), before fees and expenses
Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo International Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation
Wells Fargo Managed Fixed Income Portfolio	Seeks consistent fixed-income returns
Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation
Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.30%

Next $500 million	0.28

Next $2 billion	0.26

Next $2 billion	0.24

Next $5 billion	0.23

Over $10 billion	0.22

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of the Fund increase.

24	Wells Fargo Moderate Balanced Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolios are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares, 1.90% for Class C shares, 0.90% for Administrator Class shares, and 0.80% for Institutional Class shares. Funds Management voluntarily waived additional expenses of the Fund. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to the Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of the Fund, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $6,089 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in multiple affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities in which the Fund invests are actual purchases and sale of those securities. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$175,363,713	$128,699,671	$171,757,730	$90,724,090

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2019, the Fund entered into futures contracts to gain market exposure to certain asset classes consistent with an active allocation strategy. The Fund had an average notional amount of $6,210,110 in long futures contracts and $2,671,733 in short futures contracts during the year ended May 31, 2019.

A summary of the location of derivative instruments on the financial statements by risk is outlined in the following tables.

Notes to financial statements	Wells Fargo Moderate Balanced Fund	25

The fair value of derivative instruments as of May 31, 2019 by risk type was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$122,625	*	Unrealized losses on futures contracts	$0	*

Foreign currency risk	Unrealized gains on futures contracts	96,270	*	Unrealized losses on futures contracts	0	*

		$218,895			$0

*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of May 31, 2019 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2019 was as follows for the Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$118,251	$96,270

Interest rate risk	54,453	27,214

Foreign currency risk	3,823	360,432

	$176,527	$483,916

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$4,099,500	$3,632,554

Long-term capital gain	12,407,186	9,556,501

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred

$989,341	$592,177	$9,793,226	$(522,478)

26	Wells Fargo Moderate Balanced Fund	Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$489,991	$2,439,440

Class C	71,963	809,244

Administrator Class	1,794,197	7,494,220

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Moderate Balanced Fund	27

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Moderate Balanced Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian, brokers and transfer agents, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

28	Wells Fargo Moderate Balanced Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 18.18% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $12,407,186 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $1,107,545 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $1,853,552 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, $1,295,741 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, 6.60% of the dividends distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Moderate Balanced Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30	Wells Fargo Moderate Balanced Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Moderate Balanced Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

32	Wells Fargo Moderate Balanced Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Moderate Balanced Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Moderate Balanced Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.” The Fund is a fund-of-funds that invests all of its assets in multiple portfolios of Wells Fargo Master Trust.

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance

Other information (unaudited)	Wells Fargo Moderate Balanced Fund	33

programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-, five- and ten-year periods under review, and lower than the average investment performance of the Universe for the three-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Moderate Balanced Blended Index, for the one-, three- and five-year periods under review, but higher than its benchmark for the ten-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates, which include the advisory fees paid at the master portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

34	Wells Fargo Moderate Balanced Fund	Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403193 07-19 A279/AR279 05-19

Annual Report

May 31, 2019

Multi-Asset Funds

∎	Wells Fargo WealthBuilder Conservative Allocation Fund

∎	Wells Fargo WealthBuilder Growth Allocation Fund

∎	Wells Fargo WealthBuilder Growth Balanced Fund

∎	Wells Fargo WealthBuilder Moderate Balanced Fund

∎	Wells Fargo WealthBuilder Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Multi-Asset Funds	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo WealthBuilder Funds for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Multi-Asset Funds	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Multi-Asset Funds	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Multi-Asset Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Conservative Allocation Fund

Investment objective

The Fund seeks current income with a secondary emphasis on capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Christian L. Chan, CFA®‡

Travis L. Keshemberg, CFA®‡*, CIPM, FRM

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WCAFX)[3]	2-10-2017	-2.14	1.03	3.58	3.84	2.24	4.19	1.18	1.16

Class C (WCCFX)[4]	9-30-2004	1.89	1.85	3.99	2.89	1.85	3.99	1.93	1.91

Institutional Class (WCYFX)[5]	7-31-2018	–	–	–	3.97	2.26	4.21	0.83	0.83

WealthBuilder Conservative Allocation Blended Index[6]	–	–	–	–	5.31	3.65	5.48	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	6.40	2.70	3.83	–	–

MSCI ACWI ex USA Index (Net)[8]	–	–	–	–	-6.26	1.31	5.80	–	–

Russell 3000® Index[9]	–	–	–	–	2.50	9.25	13.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Multi-Asset Funds	7

Wells Fargo WealthBuilder Conservative Allocation Fund (continued)

Growth of $10,000 investment as of May 31, 2019[10]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Keshemberg became a portfolio manager of the Fund on October 26, 2018.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.41% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher.

[4]

Prior to February 13, 2017, historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.

[5]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares adjusted to reflect that Institutional Class shares do not have a sales load but not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[6]

Source: Wells Fargo Funds Management, LLC. The WealthBuilder Conservative Allocation Blended Index is composed 80% of Bloomberg Barclays U.S. Aggregate Bond Index, 14% of the Russell 3000® Index, and 6% of the MSCI ACWI ex USA Index (Net). You cannot invest directly in an index.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[9]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[10]

The chart compares the performance of Class A shares for the most recent ten years with the WealthBuilder Conservative Allocation Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA Index (Net) and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

8	Multi-Asset Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Conservative Allocation Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed the WealthBuilder Conservative Allocation Blended Index for the 12-month period that ended May 31, 2019. The Fund is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds.

∎	On a relative basis, the actively managed international investments underperformed their respective style-specific benchmarks.

∎	The tactical asset allocation (TAA) overlay, a futures overlay, added to performance through the period.

Positive economic data ruled most of the period.

The 12-month period that ended May 31, 2019, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 3.1% with a core inflation rate of 2.0%, while unemployment reached a low of 3.6%, the lowest level since 1969.

Over the past 12 months, the financial markets experienced more volatility than the favorable economic environment might have suggested. Looking back at the financial markets, we saw equities experience a significant decline during the fourth quarter of 2018, as concerns over a partial U.S. government shutdown, central bank tightening, trade tensions, and slowing economic growth shook investors’ confidence. The market volatility of the fourth quarter of 2018 gave way to a first-quarter 2019 rebound where both equity and fixed-income markets rallied. The two markets seemed joined at the hip as the Federal Reserve’s (Fed’s) updated script signaled an easier policy path for the balance of 2019. Market participants were caught off balance by this evolution in the projected policy path, which has resulted in a broader opportunity set for sector rotation in equities and yield curve trades. We saw a return of volatility toward the end of the 12-month period as concerns over trade (primarily with China and Mexico) caused concerns over global growth to weigh on investors’ minds.

Portfolio management addressed Fund allocations throughout the period.

Over the period, we made relatively few changes to the underlying mutual funds in which the Fund invests. The most significant change was the addition of a flexible-mandate fixed-income fund with the ability to shift assets among different fixed-income sectors such as high-yield, asset-backed, and foreign securities that the portfolio managers find attractive. In the fourth quarter of 2018, we reduced our direct high-yield exposure to fund this new investment. Also in the fourth quarter of 2018, to reduce the overall equity risk in the Fund, we introduced a dedicated equity investment in the U.S. consumer staples sector.

At the start of the period, the Fund’s targeted TAA overlay was 5.00% long in the S&P 500 futures contract. Due to volatility concerns, in early September, 2018, we reduced the position by 2.50%. In October, 2018, we added a total of 2.50%, bringing the position back to 5.00% long. During early November, 2018, we covered 1.25%. In early December, 2018, we added 2.50%, bringing the position to 6.25%. As January, 2019, drew to a close, we covered 2.50%. In early February, 2019, we covered the remaining 3.75% and exited the position. With respect to the 10-year Treasury contract activity, we started the period short 2.50% and covered the position in early October, 2018. In mid-December, 2018, we established a new 2.50% short position and exited it in early March, 2019.

Please see footnotes on page 7.

Performance highlights (unaudited)	Multi-Asset Funds	9

Wells Fargo WealthBuilder Conservative Allocation Fund (continued)

Ten largest holdings (%) as of May 31, 2019[11]

Wells Fargo Core Bond Portfolio	24.17

Wells Fargo Strategic Income Fund Institutional Class	13.51

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	11.33

Vanguard Intermediate-Term Corporate Bond ETF	7.55

Vanguard Short-Term Bond ETF	6.78

Wells Fargo Disciplined Large Cap Portfolio	4.86

Wells Fargo Real Return Portfolio	4.53

Wells Fargo Factor Enhanced Large Cap Portfolio	4.32

Wells Fargo Factor Enhanced International Portfolio	2.65

Wells Fargo High Yield Corporate Bond Portfolio	2.12

Allocations (%) as of May 31, 2019
	Effective allocation[12]	Neutral allocation

Alternative Investments	5	5

Bonds	73	75

Stocks	16	20

Effective Cash	6	0

Over the entire period, TAA activity contributed about 47 basis points (bps; 100 bps equal 1.00%) to performance.

The Fund’s holdings in underlying funds that employ various factor-based strategies performed well on a relative basis over the period. The Wells Fargo Factor Enhanced Large Cap Portfolio outperformed its market benchmark by 328 bps, the Wells Fargo Factor Enhanced Small Cap Portfolio outperformed its market benchmark by 80 bps, the Wells Fargo Factor Enhanced International Portfolio outperformed its market benchmark by 172 bps, and the Wells Fargo Factor Enhanced Emerging Markets Portfolio outperformed its market benchmark by 43 bps.

While the factor-enhanced international strategies did well on a relative basis, the remainder of the actively managed international equity mutual funds held within the Fund did not, and this was the most significant detractor from performance over the period. Underperformance in the three international funds ranged from 205 bps to 966 bps.

On average, over the 12 months that ended May 31, 2019,

the equity portion of the portfolio was hedged an average of 9.4%. The maximum daily hedge was 36.1% on December 12, 2018. The hedge detracted 15 bps from performance over the entire period.

Looking ahead, we are cautiously optimistic.

Our macroeconomic view is that growth will remain positive but it will be slower over the next 12 months than it was over the preceding 12 months. However, we still hold that absent an exogenous shock—likely an implemented shift in trade policy—a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and in the rest of the world but are most concerned about the U.S. trade negotiations with major trading partners. Until the trade negotiations move toward détente and more certainty builds to invoke more aggressive business planning resulting in further growth, we are taking a bit more of a cautious approach to the markets and have started to reduce some risks in the portfolios. Like the Fed, we remain very data dependent and acknowledge that while the U.S. economy may be softening, the levels of growth remain robust and 2019 should remain a target-rich environment for investors.

Please see footnotes on page 7.

10	Multi-Asset Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Equity Fund

Investment objective

The Fund seeks long-term capital appreciation with no emphasis on income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Christian L. Chan, CFA®‡

Travis L. Keshemberg, CFA®‡*, CIPM, FRM

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WEAFX)[3]	2-10-2017	-7.97	4.20	9.31	-2.35	5.44	9.96	1.25	1.25

Class C (WEACX)[4]	10-1-1997	-4.16	5.06	9.76	-3.16	5.06	9.76	2.00	2.00

Institutional Class (WEAYX)[5]	7-31-2018	–	–	–	-2.08	5.50	9.99	0.92	0.92

WealthBuilder Equity Blended Index[6]	–	–	–	–	-0.14	6.87	11.50	–	–

MSCI ACWI ex USA Index (Net)[7]	–	–	–	–	-6.26	1.31	5.80	–	–

Russell 3000® Index[8]	–	–	–	–	2.50	9.25	13.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 11.

Performance highlights (unaudited)	Multi-Asset Funds	11

Wells Fargo WealthBuilder Equity Fund (continued)

Growth of $10,000 investment as of May 31, 2019[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Keshemberg became a portfolio manager of the Fund on October 26, 2018.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.50% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher.

[4]

Prior to February 13, 2017, historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.

[5]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares adjusted to reflect that Institutional Class shares do not have a sales load but not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[6]

Source: Wells Fargo Funds Management, LLC. The WealthBuilder Equity Blended Index is composed 70% of the Russell 3000® Index and 30% of the MSCI ACWI ex USA Index (Net). You cannot invest directly in an index.

[7]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization- weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the WealthBuilder Equity Blended Index, the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

12	Multi-Asset Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Equity Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed the WealthBuilder Equity Blended Index for the 12-month period that ended May 31, 2019. The Fund is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds.

∎	On a relative basis, the actively managed international investments underperformed their respective style-specific benchmarks.

∎	The Put Replication Overlay (PRO), a futures overlay, added to performance through the period.

Positive economic data ruled most of the period.

The 12-month period that ended May 31, 2019, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 3.1% with a core inflation rate of 2.0%, while unemployment reached a low of 3.6%, the lowest level since 1969.

Over the last 12 months, the financial markets experienced more volatility than the favorable economic environment might have suggested. Looking back at the financial markets, we saw equities experience a significant decline during the fourth quarter of 2018, as concerns over a partial U.S. government shutdown, central bank tightening, trade tensions, and slowing economic growth shook investors’ confidence. The market volatility of the fourth quarter gave way to a first-quarter 2019 rebound where both equity and fixed-income markets rallied. The two markets seemed joined at the hip as the Federal Reserve’s (Fed’s) updated script signaled an easier policy path for the balance of 2019. Market participants were caught off balance by this evolution in the projected policy path, which has resulted in a broader opportunity set for sector rotation in equities and yield curve trades. We saw a return of volatility toward the end of the 12-month period as concerns over trade (primarily with China and Mexico) caused concerns over global growth to weigh on investors’ minds.

Ten largest holdings (%) as of May 31, 2019[10]

Wells Fargo Disciplined Large Cap Portfolio	25.26

Wells Fargo Factor Enhanced Large Cap Portfolio	22.31

Wells Fargo Factor Enhanced International Portfolio	13.60

Wells Fargo Factor Enhanced Emerging Markets Portfolio	5.54

Dodge & Cox International Stock Fund	4.92

Wells Fargo Endeavor Select Fund Institutional Class	4.52

Wells Fargo Large Cap Growth Fund Class R6	4.47

Wells Fargo Factor Enhanced Small Cap Portfolio	4.37

Wells Fargo Emerging Growth Portfolio	3.48

Consumer Staples Select Sector SPDR Fund	2.99

Over the period, we made only one change to the Fund. In the fourth quarter of 2018, to reduce the overall equity risk in the Fund, we introduced a dedicated equity investment in the U.S. consumer staples sector.

The Fund’s holdings in underlying funds that employ various factor-based strategies performed well on a relative basis over the period. The Wells Fargo Factor Enhanced Large Cap Portfolio outperformed its market benchmark by 328 basis points (bps; 100 bps equal 1.00%), the Wells Fargo Factor Enhanced Small Cap Portfolio outperformed its market benchmark by 80 bps, the Wells Fargo Factor Enhanced International Portfolio outperformed its market benchmark by 172 bps, and the Wells Fargo Factor Enhanced Emerging Markets Portfolio outperformed its market benchmark by 43 bps.

The Fund also employs various actively managed equity strategies and a few of them also performed well over the period. The two large-cap U.S. growth mutual funds outperformed their market benchmarks by 146 bps and 586 bps, respectively, over the period.

Please see footnotes on page 11.

Performance highlights (unaudited)	Multi-Asset Funds	13

Wells Fargo WealthBuilder Equity Fund (continued)

Allocations (%) as of May 31, 2019
	Effective allocation[11]	Neutral allocation

U.S. Large Cap Equities	60	60

U.S. Small Cap Equities	10	10

International Equities	30	30

While the factor-enhanced international strategies did well on a relative basis, the remainder of the actively managed international equity mutual funds held within the Fund did not, and this was the most significant detractor from performance over the period. Underperformance in the three international funds ranged from 205 bps to 966 bps.

On average, over the 12 months that ended May 31, 2019, the equity portion of the portfolio was hedged an average of 9.6%. The maximum daily hedge was 41.2% on December 12, 2018. The hedge detracted 115 bps from performance over the entire period.

Looking ahead, we are cautiously optimistic.

Our macroeconomic view is that growth will remain positive but it will be slower over the next 12 months than it was over the preceding 12 months. However, we still hold that absent an exogenous shock—likely an implemented shift in trade policy—a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and in the rest of the world but are most concerned about the U.S. trade negotiations with major trading partners. Until the trade negotiations move toward détente and more certainty builds to invoke more aggressive business planning resulting in further growth, we are taking a bit more of a cautious approach to the markets and have started to reduce some risks in the portfolios. Like the Fed, we remain very data dependent and acknowledge that while the U.S. economy may be softening, the levels of growth remain robust and 2019 should remain a target-rich environment for investors.

Please see footnotes on page 11.

14	Multi-Asset Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Allocation Fund

Investment objective

The Fund seeks capital appreciation with a secondary emphasis on current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Christian L. Chan, CFA®‡

Travis L. Keshemberg, CFA®‡*, CIPM, FRM

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WGAFX)[3]	2-10-2017	-6.11	3.64	8.58	-0.38	4.87	9.22	1.27	1.26

Class C (WGCFX)[4]	9-30-2004	-2.12	4.52	9.04	-1.12	4.52	9.04	2.02	2.01

Institutional Class (WGAYX)[5]	7-31-2018	–	–	–	-0.23	4.90	9.24	0.94	0.93

WealthBuilder Growth Allocation Blended Index[6]	–	–	–	–	1.38	6.15	10.09	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	6.40	2.70	3.83	–	–

MSCI ACWI ex USA Index (Net)[8]	–	–	–	–	-6.26	1.31	5.80	–	–

Russell 3000® Index[9]	–	–	–	–	2.50	9.25	13.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 15.

Performance highlights (unaudited)	Multi-Asset Funds	15

Wells Fargo WealthBuilder Growth Allocation Fund (continued)

Growth of $10,000 investment as of May 31, 2019[10]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Keshemberg became a portfolio manager of the Fund on October 26, 2018.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.51% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher.

[4]

Prior to February 13, 2017, historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.

[5]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares adjusted to reflect that Institutional Class shares do not have a sales load but not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[6]

Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Allocation Blended Index is composed 56% of the Russell 3000® Index, 24% of the MSCI ACWI ex USA Index (Net), and 20% of the Bloomberg Barclays U.S. Aggregate Bond Index. You cannot invest directly in an index.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[9]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[10]

The chart compares the performance of Class A shares for the most recent ten years with the WealthBuilder Growth Allocation Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

16	Multi-Asset Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Allocation Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed the WealthBuilder Growth Allocation Blended Index for the 12-month period that ended May 31, 2019. The Fund is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds.

∎	On a relative basis, the actively managed international investments underperformed their respective style-specific benchmarks.

∎	The tactical asset allocation (TAA) overlay, a futures overlay, added to performance through the period.

Positive economic data ruled most of the period.

The 12-month period that ended May 31, 2019, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 3.1% with a core inflation rate of 2.0%, while unemployment reached a low of 3.6%, the lowest level since 1969.

Over the last 12 months, the financial markets experienced more volatility than the favorable economic environment might have suggested. Looking back at the financial markets, we saw equities experience a significant decline during the fourth quarter of 2018, as concerns over a partial U.S. government shutdown, central bank tightening, trade tensions, and slowing economic growth shook investors’ confidence. The market volatility of the fourth quarter gave way to a first-quarter 2019 rebound where both equity and fixed-income markets rallied. The two markets seemed joined at the hip as the Federal Reserve’s (the Fed’s) updated script signaled an easier policy path for the balance of 2019. Market participants were caught off balance by this evolution in the projected policy path, which has resulted in a broader opportunity set for sector rotation in equities and yield curve trades. We saw a return of volatility toward the end of the 12-month period as concerns over trade (primarily with China and Mexico) caused concerns over global growth to weigh on investors’ minds.

Ten largest holdings (%) as of May 31, 2019[11]

Wells Fargo Disciplined Large Cap Portfolio	20.10

Wells Fargo Factor Enhanced Large Cap Portfolio	17.79

Wells Fargo Factor Enhanced International Portfolio	10.89

Wells Fargo Core Bond Portfolio	4.86

Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.46

Dodge & Cox International Stock Fund	3.95

Wells Fargo Endeavor Select Fund Institutional Class	3.63

Wells Fargo Large Cap Growth Fund Class R6	3.57

Wells Fargo Factor Enhanced Small Cap Portfolio	3.48

Wells Fargo Emerging Growth Portfolio	2.78

Over the period, we made relatively few changes to the underlying mutual funds in which the Fund invests. The most significant change was the addition of a flexible-mandate fixed-income fund with the ability to shift assets among different fixed-income sectors such as high-yield, asset-backed, and foreign securities that the portfolio managers find attractive. In the fourth quarter of 2018, we reduced our direct high-yield exposure to fund this new investment. Also in the fourth quarter of 2018, to reduce the overall equity risk in the Fund, we introduced a dedicated equity investment in the U.S. consumer staples sector.

At the start of the period, the Fund’s targeted TAA overlay was 5.00% long in the S&P 500 futures contract. Due to volatility concerns, in early September, 2018, we reduced the position by 2.50%. In October, 2018, we added a total of 2.50%, bringing the position back to 5.00% long. During early November, 2018, we covered 1.25%. In early December, 2018, we added 2.50%, bringing the position to 6.25%. As January, 2019, drew to a close, we covered 2.50%. In early February, 2019, we covered the remaining 3.75% and exited the position. With respect to the 10-year Treasury contract activity, we started the period short 2.50% and covered the position in early October, 2018. In mid-December, 2018, we established a new 2.50% short position and exited it in early March, 2019.

Please see footnotes on page 15.

Performance highlights (unaudited)	Multi-Asset Funds	17

Wells Fargo WealthBuilder Growth Allocation Fund (continued)

Allocations (%) as of May 31, 2019
	Effective allocation[12]	Neutral allocation

Alternative Investments	5	5

Bonds	15	15

Stocks	75	80

Effective Cash	5	0

Over the entire period, TAA activity contributed about 47 basis points (bps; 100 bps equal 1.00%) to performance.

The Fund’s holdings in underlying funds that employ various factor-based strategies performed well on a relative basis over the period. Wells Fargo Factor Enhanced Large Cap Portfolio outperformed its market benchmark by 328 bps, the Wells Fargo Factor Enhanced Small Cap Portfolio outperformed its market benchmark by 80 bps, the Wells Fargo Factor Enhanced International Portfolio outperformed its market benchmark by 172 bps, and the Wells Fargo Factor Enhanced Emerging Markets Portfolio outperformed its market benchmark by 43 bps.

While the factor-enhanced international strategies did well on a relative basis, the remainder of the actively managed international equity mutual funds held within the Fund did not, and this was the most significant detractor from performance over the period. Underperformance in the three international funds ranged from 205 bps to 966 bps.

On average, over the 12 months that ended May 31, 2019, the equity portion of the portfolio was hedged an average of 9.4%. The maximum daily hedge was 36.1% on December 12, 2018. The hedge detracted 67 bps from performance over the entire period.

Looking ahead, we are cautiously optimistic.

Our macroeconomic view is that growth will remain positive but it will be slower over the next 12 months than it was over the preceding 12 months. However, we still hold that absent an exogenous shock—likely an implemented shift in trade policy—a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and in the rest of the world but are most concerned about the U.S. trade negotiations with major trading partners. Until the trade negotiations move toward détente and more certainty builds to invoke more aggressive business planning resulting in further growth, we are taking a bit more of a cautious approach to the markets and have started to reduce some risks in the portfolios. Like the Fed, we remain very data dependent and acknowledge that while the U.S. economy may be softening, the levels of growth remain robust and 2019 should remain a target-rich environment for investors.

Please see footnotes on page 15.

18	Multi-Asset Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Balanced Fund

Investment objective

The Fund seeks a combination of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Christian L. Chan, CFA®‡

Travis L. Keshemberg, CFA®‡*, CIPM, FRM

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WGBAX)[3]	2-10-2017	-4.79	2.93	7.58	1.02	4.16	8.22	1.23	1.23

Class C (WGBFX)[4]	9-30-2004	-0.69	3.80	8.04	0.31	3.80	8.04	1.98	1.98

Institutional Class (WGBIX)[5]	7-31-2018	–	–	–	1.25	4.20	8.25	0.89	0.89

WealthBuilder Growth Balanced Blended Index[6]	–	–	–	–	2.80	5.37	8.62	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	6.40	2.70	3.83	–	–

MSCI ACWI ex USA Index (Net)[8]	–	–	–	–	-6.26	1.31	5.80	–	–

Russell 3000® Index[9]	–	–	–	–	2.50	9.25	13.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage- and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 19.

Performance highlights (unaudited)	Multi-Asset Funds	19

Wells Fargo WealthBuilder Growth Balanced Fund (continued)

Growth of $10,000 investment as of May 31, 2019[10]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Keshemberg became a portfolio manager of the Fund on October 26, 2018.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.48% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher.

[4]

Prior to February 13, 2017, historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.

[5]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Class A shares adjusted to reflect that Institutional Class shares do not have a sales load but not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for Institutional Class shares would be higher.

[6]

Source: Wells Fargo Funds Management, LLC. The WealthBuilder Growth Balanced Blended Index is composed 42% of the Russell 3000® Index, 40% of the Bloomberg Barclays U.S. Aggregate Bond Index, and 18% of the MSCI ACWI ex USA Index (Net). You cannot invest directly in an index.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization- weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[9]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[10]

The chart compares the performance of Class A shares for the most recent ten years with the WealthBuilder Growth Balanced Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[11]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[12]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

20	Multi-Asset Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Growth Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed the WealthBuilder Growth Balanced Blended Index for the 12-month period that ended May 31, 2019. The Fund is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds.

∎	On a relative basis, the actively managed international investments underperformed their respective style-specific benchmarks.

∎	The tactical asset allocation (TAA) overlay, a futures overlay, added to performance through the period.

Positive economic data ruled most of the period.

The 12-month period that ended May 31, 2019, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 3.1% with a core inflation rate of 2.0%, while unemployment reached a low of 3.6%, the lowest level since 1969.

Over the last 12 months, the financial markets experienced more volatility than the favorable economic environment might have suggested. Looking back at the financial markets, we saw equities experience a significant decline during the fourth quarter of 2018, as concerns over a partial U.S. government shutdown, central bank tightening, trade tensions, and slowing economic growth shook investors’ confidence. The market volatility of the fourth quarter gave way to a first-quarter 2019 rebound where both equity and fixed-income markets rallied. The two markets seemed joined at the hip as the Federal Reserve’s (Fed’s) updated script signaled an easier policy path for the balance of 2019. Market participants were caught off balance by this evolution in the projected policy path, which has resulted in a broader opportunity set for sector rotation in equities and yield curve trades. We saw a return of volatility toward the end of the 12-month period as concerns over trade (primarily with China and Mexico) caused concerns over global growth to weigh on investors’ minds.

Ten largest holdings (%) as of May 31, 2019[11]

Wells Fargo Disciplined Large Cap Portfolio	14.93

Wells Fargo Factor Enhanced Large Cap Portfolio	13.30

Wells Fargo Core Bond Portfolio	11.39

Wells Fargo Factor Enhanced International Portfolio	8.14

Wells Fargo Strategic Income Fund Institutional Class	6.37

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	5.34

Vanguard Intermediate-Term Corporate Bond ETF	3.56

Wells Fargo Factor Enhanced Emerging Markets Portfolio	3.27

Vanguard Short-Term Bond ETF	3.20

Dodge & Cox International Stock Fund	2.91

Over the period, we made relatively few changes to the underlying mutual funds in which the Fund invests. The most significant change was the addition of a flexible-mandate fixed-income fund with the ability to shift assets among different fixed-income sectors such as high-yield, asset-backed, and foreign securities that the portfolio managers find attractive. In the fourth quarter of 2018, we reduced our direct high-yield exposure to fund this new investment. Also in the fourth quarter of 2018, to reduce the overall equity risk in the Fund, we introduced a dedicated equity investment in the U.S. consumer staples sector.

At the start of the period, the Fund’s targeted TAA overlay was 5.00% long in the S&P 500 futures contract. Due to volatility concerns, in early September, 2018, we reduced the position by 2.50%. In October, 2018, we added a total of 2.50%, bringing the position back to 5.00% long. During early November, 2018, we covered 1.25%. In early December, 2018, we added 2.50%, bringing the position to 6.25%. As January, 2019, drew to a close, we covered 2.50%. In early February, 2019, we covered the remaining 3.75% and exited the position. With respect to the 10-year Treasury contract activity, we started the period short 2.50% and covered the position in early October, 2018. In mid-December, 2018, we established a new 2.50% short position and exited it in early March, 2019.

Please see footnotes on page 19.

Performance highlights (unaudited)	Multi-Asset Funds	21

Wells Fargo WealthBuilder Growth Balanced Fund (continued)

Allocations (%) as of May 31, 2019
	Effective allocation[12]	Neutral allocation

Alternative Investments	5	5

Bonds	34	35

Stocks	56	60

Effective Cash	5	0

Over the entire period, TAA activity contributed about 47 basis points (bps; 100 bps equal 1.00%) to performance.

The Fund’s holdings in underlying funds that employ various factor-based strategies performed well on a relative basis over the period. Wells Fargo Factor Enhanced Large Cap Portfolio outperformed its market benchmark by 328 bps, the Wells Fargo Factor Enhanced Small Cap Portfolio outperformed its market benchmark by 80 bps, the Wells Fargo Factor Enhanced International Portfolio outperformed its market benchmark by 172 bps, and the Wells Fargo Factor Enhanced Emerging Markets Portfolio outperformed its market benchmark by 43 bps.

While the factor-enhanced international strategies did well on a relative basis, the remainder of the actively managed international equity mutual funds held within the Fund did not, and this was the most significant detractor from performance over the period. Underperformance in the three international funds ranged from 205 bps to 966 bps.

On average, over the 12 months that ended May 31, 2019, the equity portion of the portfolio was hedged an average of 9.4%. The maximum daily hedge was 36.1% on December 12, 2018. The hedge detracted 48 bps from performance over the entire period.

Looking ahead, we are cautiously optimistic.

Our macroeconomic view is that growth will remain positive but it will be slower over the next 12 months than it was over the preceding 12 months. However, we still hold that absent an exogenous shock—likely an implemented shift in trade policy—a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and in the rest of the world but are most concerned about the U.S. trade negotiations with major trading partners. Until the trade negotiations move toward détente and more certainty builds to invoke more aggressive business planning resulting in further growth, we are taking a bit more of a cautious approach to the markets and have started to reduce some risks in the portfolios. Like the Fed, we remain very data dependent and acknowledge that while the U.S. economy may be softening, the levels of growth remain robust and 2019 should remain a target-rich environment for investors.

Please see footnotes on page 19.

22	Multi-Asset Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Moderate Balanced Fund

Investment objective

The Fund seeks a combination of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Christian L. Chan, CFA®‡

Travis L. Keshemberg, CFA®‡*, CIPM, FRM

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WMBGX)[3]	2-10-2017	-3.49	2.08	5.49	2.40	3.29	6.12	1.22	1.22

Class C (WMBFX)	9-30-2004	0.58	2.92	5.93	1.58	2.92	5.93	1.97	1.97

Institutional Class (WMBZX)[4]	7-31-2018	–	–	–	2.76	3.37	6.15	0.88	0.88

WealthBuilder Moderate Balanced Blended Index[5]	–	–	–	–	4.11	4.54	7.08	–	–

Bloomberg Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	6.40	2.70	3.83	–	–

MSCI ACWI ex USA Index (Net)[7]	–	–	–	–	-6.26	1.31	5.80	–	–

Russell 3000® Index[8]	–	–	–	–	2.50	9.25	13.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. The Fund will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to alternative investment risk, foreign investment risk, high-yield securities risk, mortgage-and asset-backed securities risk, and smaller-company investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 23.

Performance highlights (unaudited)	Multi-Asset Funds	23

Wells Fargo WealthBuilder Moderate Balanced Fund (continued)

Growth of $10,000 investment as of May 31, 2019[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Keshemberg became a portfolio manager of the Fund on October 26, 2018.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.47% of acquired fund fees and expenses. Net expenses from affiliated master portfolios are included in the acquired fund fees and expense amount. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.75% for Class A, 1.50% for Class C, and 0.42% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), net expenses from affiliated master portfolios, and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance for Class A shares prior to their inception reflects the performance of Class C shares and includes the higher expenses applicable to Class C shares. If these expenses had not been included, returns for Class A shares would be higher.

[4]

Prior to February 13, 2017, historical performance shown for Class C shares reflects the performance of the Fund’s predecessor WealthBuilder Portfolio share class and does not reflect the front-end sales load previously attributable to the predecessor class. The expenses for Class C shares and the predecessor share class are similar.

[5]

Source: Wells Fargo Funds Management, LLC. The WealthBuilder Moderate Balanced Blended Index is composed 60% of the Bloomberg Barclays U.S. Aggregate Bond Index, 28% of the Russell 3000® Index, and 12% of the MSCI ACWI ex USA Index (Net). You cannot invest directly in an index.

[6]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[7]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization- weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[8]

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the WealthBuilder Moderate Blended Blended Index, the Bloomberg Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA Index (Net), and the Russell 3000® Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]

Effective allocation includes the effect of any tactical futures overlay that may be in place. Effective cash is comprised of the net impact of long and/or short futures contracts held as part of a dynamic risk management strategy. The amounts are subject to change and may have changed since the date specified.

24	Multi-Asset Funds	Performance highlights (unaudited)

Wells Fargo WealthBuilder Moderate Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

∎

The Fund underperformed the WealthBuilder Moderate Balanced Blended Index for the 12-month period that ended May 31, 2019. The Fund is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds.

∎	On a relative basis, the actively managed international investments underperformed their respective style-specific benchmarks.

∎	The tactical asset allocation (TAA) overlay, a futures strategy, added to performance through the period.

Positive economic data ruled most of the period.

The 12-month period that ended May 31, 2019, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 3.1% with a core inflation rate of 2.0%, while unemployment reached a low of 3.6%, the lowest level since 1969.

Over the last 12 months, the financial markets experienced more volatility than the favorable economic environment might have suggested. Looking back at the financial markets, we saw equities experience a significant decline during the fourth quarter of 2018, as concerns over a partial U.S. government shutdown, central bank tightening, trade tensions, and slowing economic growth shook investors’ confidence. The market volatility of the fourth quarter of 2018 gave way to a first-quarter 2019 rebound where both equity and fixed-income markets rallied. The two markets seemed joined at the hip as the Federal Reserve’s (Fed’s) updated script signaled an easier policy path for the balance of 2019. Market participants were caught off balance by this evolution in the projected policy path, which has resulted in a broader opportunity set for sector rotation in equities and yield curve trades. We saw a return of volatility toward the end of the 12-month period as concerns over trade (primarily with China and Mexico) caused concerns over global growth to weigh on investors’ minds.

Portfolio management addressed Fund allocations throughout the period.

Over the period, we made relatively few changes to the underlying mutual funds in which the Fund invests. The most significant change was the addition of a flexible mandate fixed-income fund with the ability to shift assets among different fixed-income sectors such as high-yield, asset-backed, and foreign securities that the portfolio managers find attractive. In the fourth quarter of 2018, we reduced our direct high-yield exposure to fund this new investment. Also in the fourth quarter of 2018, to reduce the overall equity risk in the Fund, we introduced a dedicated equity investment in the U.S. consumer staples sector.

At the start of the period, the Fund’s targeted TAA overlay was 5.00% long in the S&P 500 futures contract. Due to volatility concerns, in early September, 2018, we reduced the position by 2.50%. In October, 2018, we added a total of 2.50%, bringing the position back to 5.00% long. During early November, 2018, we covered 1.25%. In early December, 2018, we added 2.50%, bringing the position to 6.25%. As January, 2019, drew to a close, we covered 2.50%. In early February, 2019, we covered the remaining 3.75% and exited the position. With respect to the 10-year Treasury contract activity, we started the period short 2.50% and covered the position in early October, 2018. In mid-December, 2018, we established a new 2.50% short position and exited it in early March, 2019.

Please see footnotes on page 23.

Performance highlights (unaudited)	Multi-Asset Funds	25

Wells Fargo WealthBuilder Moderate Balanced Fund (continued)

Ten largest holdings (%) as of May 31, 2019[10]

Wells Fargo Core Bond Portfolio	17.81

Wells Fargo Strategic Income Fund Institutional Class	9.96

Wells Fargo Disciplined Large Cap Portfolio	9.87

Wells Fargo Factor Enhanced Large Cap Portfolio	8.81

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	8.36

Vanguard Intermediate-Term Corporate Bond ETF	5.57

Wells Fargo Factor Enhanced International Portfolio	5.39

Vanguard Short-Term Bond ETF	5.00

Wells Fargo Real Return Portfolio	3.34

Wells Fargo Factor Enhanced Emerging Markets Portfolio	2.17

Allocations (%) as of May 31, 2019
	Effective allocation[11]	Neutral allocation

Alternative Investments	5	5

Bonds	54	55

Stocks	35	40

Effective Cash	6	0

Over the entire period, TAA activity contributed about 47 basis points (bps; 100 bps equal 1.00%) to performance.

The Fund’s holdings in underlying funds that employ various factor-based strategies performed well on a relative basis over the period. Wells Fargo Factor Enhanced Large Cap Portfolio outperformed its market benchmark by 328 bps, the Wells Fargo Factor Enhanced Small Cap Portfolio outperformed its market benchmark by 80 bps, the Wells Fargo Factor Enhanced International Portfolio outperformed its market benchmark by 172 bps, and the Wells Fargo Factor Enhanced Emerging Markets Portfolio outperformed its market benchmark by 43 bps.

While the factor-enhanced international strategies did well on a relative basis, the remainder of the actively managed international equity mutual funds held within the Fund did not, and this was the most significant detractor from performance over the period. Underperformance in the three international funds ranged from 205 bps to 966 bps.

On average, over the 12 months that ended May 31, 2019, the equity portion of the portfolio was hedged 9.4%. The maximum daily hedge was 36.1% on December 12, 2018. The hedge detracted 31 bps from performance over the entire period.

Looking ahead, we are cautiously optimistic.

Our macroeconomic view is that growth will remain positive but it will be slower over the next 12 months than it was over the preceding 12 months. However, we still hold that absent an exogenous shock—likely an implemented shift in trade policy—a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and in the rest of the world but are most concerned about the U.S. trade negotiations with major trading partners. Until the trade negotiations move toward détente and more certainty builds to invoke more aggressive business planning resulting in further growth, we are taking a bit more of a cautious approach to the markets and have started to reduce some risks in the portfolios. Like the Fed, we remain very data dependent and acknowledge that while the U.S. economy may be softening, the levels of growth remain robust and 2019 should remain a target-rich environment for investors.

Please see footnotes on page 23.

26	Multi-Asset Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

WealthBuilder Conservative Allocation Fund	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,045.37	$3.86	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.81	0.75%
Class C

Actual	$1,000.00	$1,040.42	$7.63	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Institutional Class

Actual	$1,000.00	$1,046.12	$2.15	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.83	$2.12	0.42%
WealthBuilder Equity Fund
Class A

Actual	$1,000.00	$1,000.31	$3.74	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C

Actual	$1,000.00	$995.86	$7.46	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Institutional Class

Actual	$1,000.00	$1,001.60	$2.09	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Fund expenses (unaudited)	Multi-Asset Funds	27

WealthBuilder Growth Allocation Fund	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period¹	Annualized net expense ratio
Class A

Actual	$1,000.00	$1,011.47	$3.76	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C

Actual	$1,000.00	$1,007.48	$7.51	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Institutional Class

Actual	$1,000.00	$1,013.80	$2.11	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.83	$2.12	0.42%
WealthBuilder Growth Balanced Fund
Class A

Actual	$1,000.00	$1,021.75	$3.78	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C

Actual	$1,000.00	$1,018.33	$7.55	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Institutional Class

Actual	$1,000.00	$1,024.08	$2.12	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
WealthBuilder Moderate Balanced Fund
Class A

Actual	$1,000.00	$1,033.11	$3.80	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%
Class C

Actual	$1,000.00	$1,029.40	$7.59	1.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Institutional Class

Actual	$1,000.00	$1,035.74	$2.13	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.11	0.42%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

28	Multi-Asset Funds	Portfolio of investments—May 31, 2019

WEALTHBUILDER CONSERVATIVE ALLOCATION FUND

Security name	Shares	Value

Exchange-Traded Funds: 14.92%

Consumer Staples Select Sector SPDR Fund	26,762	$1,488,235

Vanguard Intermediate-Term Corporate Bond ETF	217,694	19,172,311

Vanguard Short-Term Bond ETF	214,755	17,208,318

Total Exchange-Traded Funds (Cost $37,389,349)		37,868,864

Investment Companies: 84.46%

Affiliated Master Portfolios: 57.57%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		28,756,061

Wells Fargo Core Bond Portfolio		61,343,555

Wells Fargo Disciplined Large Cap Portfolio		12,335,224

Wells Fargo Emerging Growth Portfolio		1,713,046

Wells Fargo Factor Enhanced Emerging Markets Portfolio		2,745,921

Wells Fargo Factor Enhanced International Portfolio		6,719,940

Wells Fargo Factor Enhanced Large Cap Portfolio		10,977,377

Wells Fargo Factor Enhanced Small Cap Portfolio		2,126,238

Wells Fargo High Yield Corporate Bond Portfolio		5,378,678

Wells Fargo Real Return Portfolio		11,496,458

Wells Fargo U.S. REIT Portfolio		2,530,888

		146,123,386

Alternative Investment Funds: 2.95%

AQR Managed Futures Strategy Fund Class R6 †	294,958	2,521,895

PIMCO CommodityRealReturn Strategy Fund Institutional Class	419,151	2,435,265

The Arbitrage Fund Class I	190,821	2,539,824

		7,496,984

Bond Funds: 18.71%

Federated Institutional High Yield Bond Fund Class R6	490,322	4,726,708

Invesco Oppenheimer International Bond Fund Class R6	870,635	4,718,842

Wells Fargo High Yield Bond Fund Institutional Class (l)	1,172,624	3,764,124

Wells Fargo Strategic Income Fund Institutional Class (l)	3,643,713	34,287,336

		47,497,010

Stock Funds: 5.23%

Calamos Market Neutral Income Fund Class I	194,376	2,534,665

DFA International Small Cap Value Portfolio Institutional Class	55,931	963,691

Dodge & Cox International Stock Fund	62,156	2,424,068

T. Rowe Price International Discovery Fund Institutional Class	16,076	983,701

Wells Fargo Emerging Markets Equity Fund Class R6 (l)	40,832	966,082

Wells Fargo Endeavor Select Fund Institutional Class †(l)	252,589	2,245,515

Wells Fargo Large Cap Growth Fund Class R6 (l)	51,334	2,200,187

Wells Fargo Small Cap Value Fund Class R6 †(l)	69,476	946,962

		13,264,871

Total Investment Companies (Cost $215,271,033)		214,382,251

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Multi-Asset Funds	29

WEALTHBUILDER CONSERVATIVE ALLOCATION FUND

Security name	Yield		Shares	Value
Short-Term Investments: 0.64%

Investment Companies: 0.32%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%		799,593	$799,593

		Maturity date	Principal
U.S. Treasury Securities: 0.32%

U.S. Treasury Bill (z)#	2.07	6-25-2019	$818,000	816,858

Total Short-Term Investments (Cost $1,616,419)				1,616,451

Total investments in securities (Cost $254,276,801)	100.02%	253,867,566

Other assets and liabilities, net	(0.02)	(38,633)

Total net assets	100.00%	$253,828,933

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Japanese Yen Futures	116	6-17-2019	$13,193,509	$13,392,925	$199,416	$0

Short

E-Mini Russell 2000 Index	(3)	6-21-2019	(226,783)	(219,975)	6,808	0

MSCI EAFE Index	(4)	6-21-2019	(365,280)	(363,580)	1,700	0

MSCI Emerging Markets Index	(2)	6-21-2019	(98,411)	(100,020)	0	(1,609)

S&P 500 E-Mini Index	(87)	6-21-2019	(12,232,996)	(11,973,810)	259,186	0

					$467,110	$(1,609)

The accompanying notes are an integral part of these financial statements.

30	Multi-Asset Funds	Portfolio of investments—May 31, 2019

WEALTHBUILDER CONSERVATIVE ALLOCATION FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net realized gain (losses) on capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,172,624	$(75,073)	$0	$9,301	$203,002	$3,764,124
Wells Fargo Strategic Income Fund Institutional Class	3,643,713	(5,921)	0	260,858	684,808	34,287,336

						38,051,460	14.99%

Stock Funds
Wells Fargo Emerging Markets Equity Fund Class R6	40,832	36,970	0	(136,099)	9,361	966,082
Wells Fargo Endeavor Select Fund Institutional Class †	252,589	181,440	489,556	(378,014)	0	2,245,515
Wells Fargo Large Cap Growth Fund Class R6	51,334	97,990	528,414	(425,726)	1,124	2,200,187
Wells Fargo Small Cap Value Fund Class R6 †	69,476	(271,069)	190,754	(73,908)	0	946,962

						6,358,746	2.51

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	799,593	0	0	0	17,647	799,593	0.32

Affiliated securities no longer held at end of period		69,296	0	77,656	65,297

		$33,633	$1,208,724	($665,932)	$981,239	$45,209,799	17.82%

For the year ended May 31, 2019, investment activity in affiliates of the Fund was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,500,708	91,633	419,717	1,172,624
Wells Fargo Short-Term High Yield Bond Fund Institutional Class *	612,276	10,952	623,228	0
Wells Fargo Strategic Income Fund Institutional Class	0	4,037,467	393,754	3,643,713
Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6 *	293,037	0	293,037	0
Wells Fargo Emerging Markets Equity Fund Class R6	48,798	4,014	11,980	40,832
Wells Fargo Endeavor Select Fund Institutional Class †	288,513	80,951	116,875	252,589
Wells Fargo Large Cap Growth Fund Class R6	56,180	18,825	23,671	51,334
Wells Fargo Small Cap Value Fund Class R6 †	65,600	26,636	22,760	69,476

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	48,023	25,458,904	24,707,334	799,593

†	Non-income-earning security

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Multi-Asset Funds	31

WEALTHBUILDER CONSERVATIVE ALLOCATION FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	3.92%	4.65%	$(261,540)	$1,267,460	$784,588	$0	$13,070	$28,756,061
Wells Fargo Core Bond Portfolio	1.37	1.05	(560,168)	2,482,739	2,187,091	0	25,402	61,343,555
Wells Fargo Disciplined Large Cap Portfolio	0.00	3.95	(510,046)	(108,301)	0	308,846	2,551	12,335,224
Wells Fargo Emerging Growth Portfolio	0.26	0.21	533,661	(463,463)	0	2,126	2,445	1,713,046
Wells Fargo Factor Enhanced Emerging Markets Portfolio	1.06	1.08	(397,053)	59,363	355	84,063	2,057	2,745,921
Wells Fargo Factor Enhanced International Portfolio	0.82	0.99	(729,559)	67,911	403	219,578	4,794	6,719,940
Wells Fargo Factor Enhanced Large Cap Portfolio	0.81	0.98	100,742	515,611	983	268,662	7,043	10,977,377
Wells Fargo Factor Enhanced Small Cap Portfolio	0.67	0.81	70,036	(249,009)	249	34,509	1,766	2,126,238
Wells Fargo High Yield Corporate Bond Portfolio	12.24	8.64	(319,594)	339,746	703,140	0	2,812	5,378,678
Wells Fargo Real Return Portfolio	10.06	6.29	(232,219)	279,025	291,965	52,694	2,935	11,496,458
Wells Fargo U.S. REIT Portfolio	5.16	5.84	135,816	139,526	0	79,856	211	2,530,888

			$(2,169,924)	$4,330,608	$3,968,774	$1,050,334	$65,086	$146,123,386	57.57%

The accompanying notes are an integral part of these financial statements.

32	Multi-Asset Funds	Portfolio of investments—May 31, 2019

WEALTHBUILDER EQUITY FUND

Security name			Shares	Value

Exchange-Traded Funds: 2.99%

Consumer Staples Select Sector SPDR Fund			214,518	$11,929,346

Total Exchange-Traded Funds (Cost $10,799,489)				11,929,346

Investment Companies: 96.32%

Affiliated Master Portfolios: 74.56%

Wells Fargo Disciplined Large Cap Portfolio				100,954,269

Wells Fargo Emerging Growth Portfolio				13,908,531

Wells Fargo Factor Enhanced Emerging Markets Portfolio				22,118,283

Wells Fargo Factor Enhanced International Portfolio				54,346,141

Wells Fargo Factor Enhanced Large Cap Portfolio				89,163,428

Wells Fargo Factor Enhanced Small Cap Portfolio				17,445,728

				297,936,380

Stock Funds: 21.76%

DFA International Small Cap Value Portfolio Institutional Class			453,101	7,806,925

Dodge & Cox International Stock Fund			504,439	19,673,114

T. Rowe Price International Discovery Fund Institutional Class			131,285	8,033,301

Wells Fargo Emerging Markets Equity Fund Class R6 (l)			328,988	7,783,861

Wells Fargo Endeavor Select Fund Institutional Class †(l)			2,032,274	18,066,914

Wells Fargo Large Cap Growth Fund Class R6 (l)			417,126	17,878,033

Wells Fargo Small Cap Value Fund Class R6 †(l)			566,720	7,724,397

				86,966,545

Total Investment Companies (Cost $385,072,845)				384,902,925

	Yield
Short-Term Investments: 0.76%

Investment Companies: 0.57%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%		2,277,831	2,277,831

		Maturity date	Principal
U.S. Treasury Securities: 0.19%

U.S. Treasury Bill (z)#	2.07	6-25-2019	$757,000	755,943

Total Short-Term Investments (Cost $3,033,739)				3,033,774

Total investments in securities (Cost $398,906,073)	100.07%	399,866,045

Other assets and liabilities, net	(0.07)	(269,462)

Total net assets	100.00%	$399,596,583

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

†	Non-income earning security

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Multi-Asset Funds	33

WEALTHBUILDER EQUITY FUND

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Japanese Yen Futures	187	6-17-2019	$21,268,847	$21,590,319	$321,472	$0

Short

E-Mini Russell 2000 Index	(22)	6-21-2019	(1,633,720)	(1,613,150)	20,570	0

MSCI EAFE	(34)	6-21-2019	(3,097,287)	(3,090,430)	6,857	0

MSCI Emerging Markets Index	(16)	6-21-2019	(787,283)	(800,160)	0	(12,877)

S&P 500 E-Mini Index	(37)	6-21-2019	(5,150,136)	(5,092,310)	57,826	0

					$406,725	$(12,877)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net realized gain (losses) on capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Stock Funds
Wells Fargo Emerging Markets Equity Fund Class R6	328,988	$72,597	$0	$(1,717,280)	$70,597	$7,783,861
Wells Fargo Endeavor Select Fund Institutional Class †	2,032,274	(12,029)	4,037,919	(926,934)	0	18,066,914
Wells Fargo Large Cap Growth Fund Class R6	417,126	(2,023,834)	4,372,609	(939,174)	8,974	17,878,033
Wells Fargo Small Cap Value Fund Class R6 †	566,720	(1,202,256)	1,561,665	(1,860,416)	0	7,724,397

						51,453,205	12.88%

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	2,277,831	0	0	0	48,486	2,277,831	0.57

Affiliated securities no longer held at end of period		937,711	0	236,882	0

		($2,227,811)	$9,972,193	($5,206,922)	$128,057	$53,731,036	13.45%

The accompanying notes are an integral part of these financial statements.

34	Multi-Asset Funds	Portfolio of investments—May 31, 2019

WEALTHBUILDER EQUITY FUND

For the year ended May 31, 2019, investment activity in affiliates of the Fund was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period
Investment Companies
Bond Funds
Wells Fargo Disciplined U.S. Core Fund Class R6 *	2,260,514	0	2,260,514	0
Wells Fargo Emerging Markets Equity Fund Class R6	371,461	39,691	82,164	328,988
Wells Fargo Endeavor Select Fund Institutional Class †	2,226,503	616,338	810,567	2,032,274
Wells Fargo Large Cap Growth Fund Class R6	433,975	136,451	153,300	417,126
Wells Fargo Small Cap Value Fund Class R6 †	507,134	178,489	118,903	566,720

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	2,816,736	46,136,552	46,675,457	2,277,831

†	Non-income-earning security

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Multi-Asset Funds	35

WEALTHBUILDER EQUITY FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Affiliated Master Portfolios
Wells Fargo Disciplined Large Cap Portfolio	0.00%	32.30%	$(4,194,993)	$(1,515,877)	$0	$2,495,741	$20,357	$100,954,269
Wells Fargo Emerging Growth Portfolio	2.00	1.70	2,500,930	(2,141,805)	0	17,350	19,994	13,908,531
Wells Fargo Factor Enhanced Emerging Markets Portfolio	8.01	8.69	(3,236,924)	369,472	2,838	669,890	16,438	22,118,283
Wells Fargo Factor Enhanced International Portfolio	6.32	7.99	(6,207,400)	625,988	3,241	1,774,260	38,525	54,346,141
Wells Fargo Factor Enhanced Large Cap Portfolio	6.26	7.92	532,148	3,878,508	7,953	2,170,215	56,915	89,163,428
Wells Fargo Factor Enhanced Small Cap Portfolio	5.18	6.68	349,632	(2,016,139)	2,011	278,323	14,279	17,445,728

			$(10,256,607)	$(799,853)	$16,043	$7,405,779	$166,508	$297,936,380	74.56%

The accompanying notes are an integral part of these financial statements.

36	Multi-Asset Funds	Portfolio of investments—May 31, 2019

WEALTHBUILDER GROWTH ALLOCATION FUND

Security name	Shares	Value

Exchange-Traded Funds: 5.26%

Consumer Staples Select Sector SPDR Fund	122,150	$6,792,762

Vanguard Intermediate-Term Corporate Bond ETF	49,218	4,334,629

Vanguard Short-Term Bond ETF	48,652	3,898,485

Total Exchange-Traded Funds (Cost $14,287,136)		15,025,876

Investment Companies: 94.15%

Affiliated Master Portfolios: 68.95%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		6,510,542

Wells Fargo Core Bond Portfolio		13,882,275

Wells Fargo Disciplined Large Cap Portfolio		57,454,263

Wells Fargo Emerging Growth Portfolio		7,947,674

Wells Fargo Factor Enhanced Emerging Markets Portfolio		12,736,023

Wells Fargo Factor Enhanced International Portfolio		31,141,357

Wells Fargo Factor Enhanced Large Cap Portfolio		50,849,638

Wells Fargo Factor Enhanced Small Cap Portfolio		9,944,463

Wells Fargo High Yield Corporate Bond Portfolio		1,115,848

Wells Fargo Real Return Portfolio		2,603,900

Wells Fargo U.S. REIT Portfolio		2,889,904

		197,075,887

Alternative Investment Funds: 2.99%

AQR Managed Futures Strategy Fund Class R6 †	335,654	2,869,840

PIMCO CommodityRealReturn Strategy Fund Institutional Class	483,704	2,810,318

The Arbitrage Fund Class I	216,440	2,880,817

		8,560,975

Bond Funds: 3.77%

Federated Institutional High Yield Bond Fund Class R6	111,471	1,074,580

Invesco Oppenheimer International Bond Fund Class R6	199,065	1,078,933

Wells Fargo High Yield Bond Fund Institutional Class (l)	267,234	857,820

Wells Fargo Strategic Income Fund Institutional Class (l)	825,704	7,769,878

		10,781,211

Stock Funds: 18.44%

Calamos Market Neutral Income Fund Class I	220,581	2,876,374

DFA International Small Cap Value Portfolio Institutional Class	260,859	4,494,596

Dodge & Cox International Stock Fund	289,280	11,281,933

T. Rowe Price International Discovery Fund Institutional Class	74,944	4,585,801

Wells Fargo Emerging Markets Equity Fund Class R6 (l)	189,463	4,482,692

Wells Fargo Endeavor Select Fund Institutional Class †(l)	1,166,335	10,368,722

Wells Fargo Large Cap Growth Fund Class R6 (l)	237,810	10,192,520

Wells Fargo Small Cap Value Fund Class R6 †(l)	324,257	4,419,623

		52,702,261

Total Investment Companies (Cost $271,384,101)		269,120,334

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Multi-Asset Funds	37

WEALTHBUILDER GROWTH ALLOCATION FUND

Security name	Yield		Shares	Value

Short-Term Investments: 0.60%

Investment Companies: 0.22%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%		615,530	$615,530

		Maturity date	Principal
U.S. Treasury Securities: 0.38%

U.S. Treasury Bill (z)#	2.07	6-25-2019	$1,104,000	1,102,458

Total Short-Term Investments (Cost $1,717,946)				1,717,988

Total investments in securities (Cost $287,389,183)	100.01%	285,864,198

Other assets and liabilities, net	(0.01)	(22,929)

Total net assets	100.00%	$285,841,269

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Japanese Yen Futures	133	6-17-2019	$15,127,040	$15,355,681	$228,641	$0

Short

E-Mini Russell 2000 Index	(12)	6-21-2019	(899,346)	(879,900)	19,446	0

MSCI EAFE Index	(19)	6-21-2019	(1,739,110)	(1,727,005)	12,105	0

MSCI Emerging Markets Index	(9)	6-21-2019	(449,470)	(450,090)	0	(620)

S&P 500 E-Mini Index	(115)	6-21-2019	(16,161,769)	(15,827,450)	334,319	0

					$594,511	$(620)

The accompanying notes are an integral part of these financial statements.

38	Multi-Asset Funds	Portfolio of investments—May 31, 2019

WEALTHBUILDER GROWTH ALLOCATION FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net realized gains (losses) on capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	267,234	$(21,652)	$0	$4,417	$46,148	$857,820
Wells Fargo Strategic Income Fund Institutional Class	825,704	(11,449)	0	62,666	152,616	7,769,878

						8,627,698	3.02%

Stock Funds
Wells Fargo Emerging Markets Equity Fund Class R6	189,463	94,623	0	(560,821)	42,057	4,482,692
Wells Fargo Endeavor Select Fund Institutional Class †	1,166,335	38,406	2,301,502	(1,070,342)	0	10,368,722
Wells Fargo Large Cap Growth Fund Class R6	237,810	(73,813)	2,484,233	(1,575,658)	5,141	10,192,520
Wells Fargo Small Cap Value Fund Class R6 †	324,257	(468,064)	885,934	(1,180,441)	0	4,419,623

						29,463,557	10.31

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	615,530	0	0	0	16,352	615,530	0.22

Affiliated securities no longer held at end of period		517,579	0	157,180	14,842

		$75,630	$5,671,669	$(4,162,999)	$277,156	$38,706,785	13.55%

For the year ended May 31, 2019, investment activity in affiliates of the Fund was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	326,928	38,423	98,117	267,234
Wells Fargo Strategic Income Fund Institutional Class	0	961,413	135,709	825,704
Wells Fargo Short-Term High Yield Bond Fund Institutional Class *	133,613	4,268	137,881	0
Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6 *	1,301,297	0	1,301,297	0
Wells Fargo Emerging Markets Equity Fund Class R6	215,735	13,457	39,729	189,463
Wells Fargo Endeavor Select Fund Institutional Class †	1,281,318	329,389	444,372	1,166,335
Wells Fargo Large Cap Growth Fund Class R6	249,632	74,246	86,068	237,810
Wells Fargo Small Cap Value Fund Class R6 †	291,878	91,503	59,124	324,257

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	163,691	26,548,757	26,096,918	615,530

†	Non-income-earning security

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Multi-Asset Funds	39

WEALTHBUILDER GROWTH ALLOCATION FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	0.86%	1.05%	$(39,629)	$281,768	$176,544	$0	$2,940	$6,510,542
Wells Fargo Core Bond Portfolio	0.30	0.24	(82,995)	545,074	492,077	0	5,724	13,882,275
Wells Fargo Disciplined Large Cap Portfolio	0.00	18.38	(2,384,728)	(804,039)	0	1,425,831	11,654	57,454,263
Wells Fargo Emerging Growth Portfolio	1.15	0.97	1,617,095	(1,400,782)	0	9,751	11,405	7,947,674
Wells Fargo Factor Enhanced Emerging Markets Portfolio	4.65	5.01	(1,812,833)	244,644	1,611	378,022	9,311	12,736,023
Wells Fargo Factor Enhanced International Portfolio	3.64	4.58	(3,515,416)	369,610	1,854	1,013,603	22,044	31,141,357
Wells Fargo Factor Enhanced Large Cap Portfolio	3.61	4.52	324,071	2,288,729	4,547	1,239,705	32,540	50,849,638
Wells Fargo Factor Enhanced Small Cap Portfolio	2.98	3.81	223,885	(1,144,976)	1,150	158,903	8,159	9,944,463
Wells Fargo High Yield Corporate Bond Portfolio	2.68	1.79	(68,974)	75,248	159,068	0	631	1,115,848
Wells Fargo Real Return Portfolio	2.21	1.42	(48,932)	61,039	66,379	11,846	662	2,603,900
Wells Fargo U.S. REIT Portfolio	5.71	6.67	154,370	159,095	0	91,137	242	2,889,904

			$(5,634,086)	$675,410	$903,230	$4,328,798	$105,312	$197,075,887	68.95%

The accompanying notes are an integral part of these financial statements.

40	Multi-Asset Funds	Portfolio of investments—May 31, 2019

WEALTHBUILDER GROWTH BALANCED FUND

Security name	Shares	Value

Exchange-Traded Funds: 8.44%

Consumer Staples Select Sector SPDR Fund	177,396	$9,864,992

Vanguard Intermediate-Term Corporate Bond ETF	237,269	20,896,281

Vanguard Short-Term Bond ETF	234,329	18,776,783

Total Exchange-Traded Funds (Cost $48,415,328)		49,538,056

Investment Companies: 90.88%

Affiliated Master Portfolios: 65.12%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		31,353,040

Wells Fargo Core Bond Portfolio		66,875,316

Wells Fargo Disciplined Large Cap Portfolio		87,630,295

Wells Fargo Emerging Growth Portfolio		12,069,672

Wells Fargo Factor Enhanced Emerging Markets Portfolio		19,212,830

Wells Fargo Factor Enhanced International Portfolio		47,772,707

Wells Fargo Factor Enhanced Large Cap Portfolio		78,041,798

Wells Fargo Factor Enhanced Small Cap Portfolio		15,109,617

Wells Fargo High Yield Corporate Bond Portfolio		5,544,515

Wells Fargo Real Return Portfolio		12,530,964

Wells Fargo U.S. REIT Portfolio		5,982,035

		382,122,789

Alternative Investment Funds: 3.00%

AQR Managed Futures Strategy Fund Class R6 †	688,217	5,884,256

PIMCO CommodityRealReturn Strategy Fund Institutional Class	994,841	5,780,025

The Arbitrage Fund Class I	446,123	5,937,892

		17,602,173

Bond Funds: 8.83%

Federated Institutional High Yield Bond Fund Class R6	535,014	5,157,534

Invesco Oppenheimer International Bond Fund Class R6	954,770	5,174,852

Wells Fargo High Yield Bond Fund Institutional Class (l)	1,280,953	4,111,858

Wells Fargo Strategic Income Fund Institutional Class (l)	3,972,769	37,383,754

		51,827,998

Stock Funds: 13.93%

Calamos Market Neutral Income Fund Class I	454,105	5,921,531

DFA International Small Cap Value Portfolio Institutional Class	393,225	6,775,261

Dodge & Cox International Stock Fund	437,429	17,059,714

T. Rowe Price International Discovery Fund Institutional Class	114,086	6,980,896

Wells Fargo Emerging Markets Equity Fund Class R6 (l)	285,791	6,761,811

Wells Fargo Endeavor Select Fund Institutional Class †(l)	1,795,342	15,960,593

Wells Fargo Large Cap Growth Fund Class R6 (l)	363,032	15,559,535

Wells Fargo Small Cap Value Fund Class R6 †(l)	492,391	6,711,294

		81,730,635

Total Investment Companies (Cost 538,876,455)		533,283,595

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Multi-Asset Funds	41

WEALTHBUILDER GROWTH BALANCED FUND

Security name	Yield		Shares	Value

Short-Term Investments: 0.74%

Investment Companies: 0.38%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%		2,225,222	$2,225,222

		Maturity date	Principal
U.S. Treasury Securities: 0.36%

U.S. Treasury Bill (z)#	2.07	6-25-2019	$2,132,000	2,129,023

Total Short-Term Investments (Cost $4,354,162)				4,354,245

Total investments in securities (Cost $591,645,945)	100.06%	587,175,896

Other assets and liabilities, net	(0.06)	(377,090)

Total net assets	100.00%	$586,798,806

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Japanese Yen Futures	271	6-17-2019	$30,822,766	$31,288,643	$465,877	$0

Short

E-Mini Russell 2000 Index	(19)	6-21-2019	(1,410,573)	(1,393,175)	17,398	0

MSCI EAFE Index	(29)	6-21-2019	(2,641,389)	(2,635,955)	5,434	0

MSCI Emerging Markets Index	(14)	6-21-2019	(688,883)	(700,140)	0	(11,257)

S&P 500 E-Mini Index	(224)	6-21-2019	(31,547,743)	(30,829,120)	718,623	0

					$1,207,332	$(11,257)

The accompanying notes are an integral part of these financial statements.

42	Multi-Asset Funds	Portfolio of investments—May 31, 2019

WEALTHBUILDER GROWTH BALANCED FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net realized gain (losses) on capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,280,953	$(86,654)	$0	$6,125	$222,560	$4,111,858
Wells Fargo Strategic Income Fund Institutional Class	3,972,769	(34,146)	0	291,143	736,866	37,383,754

						41,495,612	7.07%

Stock Funds
Wells Fargo Emerging Markets Equity Fund Class R6	285,791	183,923	0	(878,601)	65,396	6,761,811
Wells Fargo Endeavor Select Fund Institutional Class †	1,795,342	262,783	3,520,971	(1,789,321)	0	15,960,593
Wells Fargo Large Cap Growth Fund Class R6	363,032	620,782	3,802,349	(3,102,506)	7,952	15,559,535
Wells Fargo Small Cap Value Fund Class R6 †	492,391	(1,274,737)	1,372,741	(1,264,477)	0	6,711,294

						44,993,233	7.67

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	2,225,222	0	0	0	44,256	2,225,222	0.38

Affiliated securities no longer held at end of period		780,361	0	257,663	71,530

		$452,312	$8,696,061	($6,479,974)	$1,148,560	$88,714,067	15.12%

For the year ended May 31, 2019, investment activity in affiliates of the Fund was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,584,935	108,601	412,583	1,280,953
Wells Fargo Short-Term High Yield Bond Fund Institutional Class *	645,811	13,919	659,730	0
Wells Fargo Strategic Income Fund Institutional Class	0	4,423,285	450,516	3,972,769
Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6 *	2,010,249	0	2,010,249	0
Wells Fargo Emerging Markets Equity Fund Class R6	333,632	22,120	69,961	285,791
Wells Fargo Endeavor Select Fund Institutional Class †	1,978,166	535,419	718,243	1,795,342
Wells Fargo Large Cap Growth Fund Class R6	385,409	113,156	135,533	363,032
Wells Fargo Small Cap Value Fund Class R6 †	450,814	138,517	96,940	492,391

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	790,414	49,869,219	48,434,411	2,225,222

†	Non-income-earning security

*	No longer held at the end of the period.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Multi-Asset Funds	43

WEALTHBUILDER GROWTH BALANCED FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	4.16%	5.07%	$(216,788)	$1,377,469	$852,109	$0	$14,184	$31,353,040
Wells Fargo Core Bond Portfolio	1.45	1.15	(484,439)	2,700,634	2,377,029	0	27,607	66,875,316
Wells Fargo Disciplined Large Cap Portfolio	0.00	28.04	(3,709,924)	(1,357,947)	0	2,203,411	17,963	87,630,295
Wells Fargo Emerging Growth Portfolio	1.78	1.47	2,757,752	(2,393,803)	0	15,154	17,548	12,069,672
Wells Fargo Factor Enhanced Emerging Markets Portfolio	7.20	7.55	(2,745,155)	392,699	2,488	582,155	14,350	19,212,830
Wells Fargo Factor Enhanced International Portfolio	5.64	7.02	(5,339,226)	581,924	2,860	1,559,578	34,003	47,772,707
Wells Fargo Factor Enhanced Large Cap Portfolio	5.57	6.93	539,342	3,608,666	6,997	1,912,613	50,150	78,041,798
Wells Fargo Factor Enhanced Small Cap Portfolio	4.60	5.78	338,962	(1,731,888)	1,770	244,998	12,579	15,109,617
Wells Fargo High Yield Corporate Bond Portfolio	12.94	8.90	(337,943)	396,128	769,265	0	3,060	5,544,515
Wells Fargo Real Return Portfolio	10.68	6.86	(242,795)	304,934	319,115	57,284	3,184	12,530,964
Wells Fargo U.S. REIT Portfolio	11.74	13.80	308,975	339,698	0	187,877	498	5,982,035

			$(9,131,239)	$4,218,514	$4,331,633	$6,763,070	$195,126	$382,122,789	65.12%

The accompanying notes are an integral part of these financial statements.

44	Multi-Asset Funds	Portfolio of investments—May 31, 2019

WEALTHBUILDER MODERATE BALANCED FUND

Security name	Shares	Value

Exchange-Traded Funds: 11.72%

Consumer Staples Select Sector SPDR Fund	88,195	$4,904,524

Vanguard Intermediate-Term Corporate Bond ETF	271,388	23,901,141

Vanguard Short-Term Bond ETF	268,017	21,476,202

Total Exchange-Traded Funds (Cost $49,454,355)		50,281,867

Investment Companies: 87.70%

Affiliated Master Portfolios: 61.38%

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio		35,856,012

Wells Fargo Core Bond Portfolio		76,414,275

Wells Fargo Disciplined Large Cap Portfolio		42,349,970

Wells Fargo Emerging Growth Portfolio		5,833,267

Wells Fargo Factor Enhanced Emerging Markets Portfolio		9,299,925

Wells Fargo Factor Enhanced International Portfolio		23,111,128

Wells Fargo Factor Enhanced Large Cap Portfolio		37,806,519

Wells Fargo Factor Enhanced Small Cap Portfolio		7,293,388

Wells Fargo High Yield Corporate Bond Portfolio		6,723,026

Wells Fargo Real Return Portfolio		14,334,555

Wells Fargo U.S. REIT Portfolio		4,370,976

		263,393,041

Alternative Investment Funds: 2.98%

AQR Managed Futures Strategy Fund Class R6 †	500,321	4,277,748

PIMCO CommodityRealReturn Strategy Fund Institutional Class	718,761	4,176,002

The Arbitrage Fund Class I	324,464	4,318,620

		12,772,370

Bond Funds: 13.80%

Federated Institutional High Yield Bond Fund Class R6	612,908	5,908,432

Invesco Oppenheimer International Bond Fund Class R6	1,088,898	5,901,827

Wells Fargo High Yield Bond Fund Institutional Class (l)	1,463,296	4,697,181

Wells Fargo Strategic Income Fund Institutional Class (l)	4,541,647	42,736,903

		59,244,343

Stock Funds: 9.54%

Calamos Market Neutral Income Fund Class I	330,031	4,303,598

DFA International Small Cap Value Portfolio Institutional Class	190,098	3,275,396

Dodge & Cox International Stock Fund	211,201	8,236,824

T. Rowe Price International Discovery Fund Institutional Class	54,774	3,351,626

Wells Fargo Emerging Markets Equity Fund Class R6 (l)	137,771	3,259,654

Wells Fargo Endeavor Select Fund Institutional Class †(l)	871,727	7,749,655

Wells Fargo Large Cap Growth Fund Class R6 (l)	175,467	7,520,532

Wells Fargo Small Cap Value Fund Class R6 †(l)	237,364	3,235,272

		40,932,557

Total Investment Companies (Cost $379,220,092)		376,342,311

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Multi-Asset Funds	45

WEALTHBUILDER MODERATE BALANCED FUND

Security name	Yield		Shares	Value

Short-Term Investments: 0.56%

Investment Companies: 0.20%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%		884,814	$884,814

		Maturity date	Principal
U.S. Treasury Securities: 0.36%

U.S. Treasury Bill (z)#	2.07	6-25-2019	$1,536,000	1,533,855

Total Short-Term Investments (Cost $2,418,610)				2,418,669

Total investments in securities (Cost $431,093,057)	99.98%	429,042,847

Other assets and liabilities, net	0.02	85,801

Total net assets	100.00%	$429,128,648

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

Japanese Yen Futures	198	6-17-2019	$22,519,955	$22,860,338	$340,383	$0

Short

E-Mini Russell 2000 Index	(9)	6-21-2019	(676,199)	(659,925)	16,274	0

MSCI EAFE Index	(14)	6-21-2019	(1,282,212)	(1,272,530)	9,682	0

MSCI Emerging Markets Index	(7)	6-21-2019	(348,345)	(350,070)	0	(1,725)

S&P 500 E-Mini Index	(155)	6-21-2019	(21,786,374)	(21,332,650)	453,724	0

					$820,063	$(1,725)

The accompanying notes are an integral part of these financial statements.

46	Multi-Asset Funds	Portfolio of investments—May 31, 2019

WEALTHBUILDER MODERATE BALANCED FUND

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager or adviser. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, end of period	Net realized gains (losses) on affiliated Underlying Funds	Net realized gains (losses) on capital gain distributions from affiliated Underlying Funds	Net change in unrealized gains (losses) on affiliated Underlying Funds	Dividends from affiliated Underlying Funds	Value, end of period	% of net assets
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,463,296	$(99,497)	$0	$9,135	$259,747	$4,697,181
Wells Fargo Strategic Income Fund Institutional Class	4,541,647	(19,495)	0	329,264	860,566	42,736,903

						47,434,084	11.05%

Stock Funds
Wells Fargo Emerging Markets Equity Fund Class R6	137,771	119,414	0	(472,516)	32,176	3,259,654
Wells Fargo Endeavor Select Fund Institutional Class †	871,727	427,067	1,718,320	(1,152,544)	0	7,749,655
Wells Fargo Large Cap Growth Fund Class R6	175,467	353,874	1,854,853	(1,539,642)	3,917	7,520,532
Wells Fargo Small Cap Value Fund Class R6 †	237,364	(765,351)	672,818	(475,185)	0	3,235,272

						21,765,113	5.07

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	884,814	0	0	0	18,215	884,814	0.20

Affiliated securities no longer held at end of period		358,962	0	165,221	84,694

		$374,974	$4,245,991	$(3,136,267)	$1,259,315	$70,084,011	16.32%

For the year ended May 31, 2019, investment activity in affiliates of the Fund was as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period
Investment Companies
Bond Funds
Wells Fargo High Yield Bond Fund Institutional Class	1,911,953	81,229	529,886	1,463,296
Wells Fargo Strategic Income Fund Institutional Class	0	5,205,982	664,335	4,541,647
Wells Fargo Short-Term High Yield Bond Fund Insitutional Class *	780,008	9,566	789,574	0
Stock Funds
Wells Fargo Disciplined U.S. Core Fund Class R6 *	1,021,404	0	1,021,404	0
Wells Fargo Emerging Markets Equity Fund Class R6	170,189	6,872	39,290	137,771
Wells Fargo Endeavor Select Fund Institutional Class †	1,008,976	248,575	385,824	871,727
Wells Fargo Large Cap Growth Fund Class R6	196,506	54,602	75,641	175,467
Wells Fargo Small Cap Value Fund Class R6 †	228,776	69,877	61,289	237,364

Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	0	35,431,659	34,546,845	884,814

†	Non-income-earning security

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Multi-Asset Funds	47

WEALTHBUILDER MODERATE BALANCED FUND

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	5.00%	5.80%	$(305,821)	$1,595,161	$999,281	$0	$16,696	$35,856,012
Wells Fargo Core Bond Portfolio	1.75	1.31	(721,554)	3,174,570	2,785,641	0	32,289	76,414,275
Wells Fargo Disciplined Large Cap Portfolio	0.00	13.55	(1,820,288)	(520,484)	0	1,088,660	8,987	42,349,970
Wells Fargo Emerging Growth Portfolio	0.90	0.71	1,581,993	(1,398,959)	0	7,466	8,610	5,833,267
Wells Fargo Factor Enhanced Emerging Markets Portfolio	3.67	3.66	(1,385,836)	198,005	1,230	291,226	7,127	9,299,925
Wells Fargo Factor Enhanced International Portfolio	2.85	3.40	(2,578,999)	238,035	1,409	766,013	16,768	23,111,128
Wells Fargo Factor Enhanced Large Cap Portfolio	2.83	3.36	340,398	1,769,015	3,433	943,749	24,660	37,806,519
Wells Fargo Factor Enhanced Small Cap Portfolio	2.34	2.79	207,696	(874,562)	870	121,467	6,194	7,293,388
Wells Fargo High Yield Corporate Bond Portfolio	15.60	10.80	(408,573)	444,006	900,616	0	3,583	6,723,026
Wells Fargo Real Return Portfolio	12.84	7.84	(297,405)	352,101	373,324	67,113	3,754	14,334,555
Wells Fargo U.S. REIT Portfolio	9.01	10.09	233,325	252,362	0	140,971	369	4,370,976

			$(5,155,064)	$5,229,250	$5,065,804	$3,426,665	$129,037	$263,393,041	61.38%

The accompanying notes are an integral part of these financial statements.

48	Multi-Asset Funds	Statements of assets and liabilities—May 31, 2019

	WealthBuilder Conservative Allocation Fund	WealthBuilder Equity Fund

Assets
Investments in affiliated Master Portfolios, at value (see cost below)	$146,123,386	$297,936,380
Investments in unaffiliated Underlying Funds and securities, at value (see cost below)	62,534,381	48,198,629
Investments in affiliated Underlying Funds, at value (see cost below)	45,209,799	53,731,036
Cash	30,560	0
Receivable for investments sold	269,791	122,120
Receivable for Fund shares sold	98,772	19,802
Receivable for dividends	65,660	0
Receivable for daily variation margin on open futures contracts	305,739	299,227
Prepaid expenses and other assets	71,857	42,994

Total assets	254,709,945	400,350,188

Liabilities
Payable for Fund shares redeemed	513,979	184,835
Distribution fee payable	162,392	249,856
Shareholder servicing fees payable	57,853	93,492
Administration fees payable	48,654	78,672
Management fee payable	48,032	88,537
Custodian and accounting fees payable	43,245	43,491
Payable for daily variation margin on open futures contracts	1,858	13,549
Accrued expenses and other liabilities	4,999	1,173

Total liabilities	881,012	753,605

Total net assets	$253,828,933	$399,596,583

NET ASSETS CONSIST OF
Paid-in capital	$253,267,386	$388,993,854
Total distributable earnings	561,547	10,602,729

Total net assets	$253,828,933	$399,596,583

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$16,242,186	$42,588,051
Shares outstanding – Class A1	1,653,877	2,578,202
Net asset value per share – Class A	$9.82	$16.52
Maximum offering price per share – Class A2	$10.42	$17.53
Net assets – Class C	$237,153,020	$355,837,023
Shares outstanding – Class C1	24,179,563	21,709,185
Net asset value per share – Class C	$9.81	$16.39
Net assets – Institutional Class	$433,727	$1,171,509
Shares outstanding – Institutional Class[1]	44,280	70,798
Net asset value per share – Institutional Class	$9.80	$16.55

Investments in affiliated Master Portfolios, at cost	$146,729,414	$300,132,013

Investments in unaffiliated Underlying Funds and securities, at cost	$62,355,477	$43,868,789

Investments in affiliated Underlying Funds, at cost	$45,191,910	$54,905,271

[1]	Each Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2019	Multi-Asset Funds	49

WealthBuilder Growth Allocation Fund	WealthBuilder Growth Balanced Fund	WealthBuilder Moderate Balanced Fund

$197,075,887	$382,122,789	$263,393,041
50,081,526	116,339,040	95,565,795
38,706,785	88,714,067	70,084,011
37,564	72,241	50,517
313,861	354,672	345,367
31,874	147,606	21,641
15,096	71,992	82,295
378,158	754,323	534,569
93,797	5,510	106,062

286,734,548	588,582,240	430,183,298

495,060	933,320	468,118
182,648	373,849	270,902
66,452	135,461	98,147
55,908	113,910	82,672
59,142	131,615	93,510
23,243	56,263	24,257
7,343	11,929	5,965
3,483	27,087	11,079

893,279	1,783,434	1,054,650

$285,841,269	$586,798,806	$429,128,648

$279,869,245	$577,794,654	$421,774,059
5,972,024	9,004,152	7,354,589

$285,841,269	$586,798,806	$429,128,648

$23,420,216	$46,380,316	$34,104,012
2,024,541	3,983,301	3,311,819
$11.57	$11.64	$10.30
$12.28	$12.35	$10.93
$261,722,049	$539,351,772	$393,207,242
22,221,879	45,507,624	37,454,728
$11.78	$11.85	$10.50
$699,004	$1,066,718	$1,817,394
60,398	91,551	176,173
$11.57	$11.65	$10.32

$198,428,834	$386,161,994	$265,630,502

$48,118,626	$113,464,642	$94,131,512

$40,841,723	$92,019,309	$71,331,043

The accompanying notes are an integral part of these financial statements.

50	Multi-Asset Funds	Statements of operations—year ended May 31, 2019

	WealthBuilder Conservative Allocation Fund	WealthBuilder Equity Fund

Investment income
Interest allocated from affiliated Master Portfolios	$3,968,774	$16,043
Dividends from unaffiliated Underlying Funds	2,603,614	1,317,610
Dividends allocated from affiliated Master Portfolios*	1,050,334	7,405,779
Dividends from affiliated Underlying Funds	981,239	128,057
Interest	18,978	26,952
Affiliated income allocated from affiliated Master Portfolios	65,086	166,508
Expenses allocated from affiliated Master Portfolios	(483,602)	(922,094)
Waivers allocated from affiliated Master Portfolios	27,399	85,017

Total investment income	8,231,822	8,223,872

Expenses
Management fee	706,992	1,134,255
Administration fees
Class A	24,524	63,548
Class C	568,715	887,815
Institutional Class	392 [1]	874 [1]
Shareholder servicing fees
Class A	29,195	75,653
Class C	677,042	1,056,922
Distribution fee
Class C	2,030,975	3,170,245
Custody and accounting fees	65,060	69,579
Professional fees	29,155	33,778
Registration fees	55,545	52,841
Shareholder report expenses	30,714	39,850
Trustees’ fees and expenses	20,979	21,063
Other fees and expenses	12,133	13,612

Total expenses	4,251,421	6,620,035
Less: Fee waivers and/or expense reimbursements	(100,468)	(48,720)

Net expenses	4,150,953	6,571,315

Net investment income	4,080,869	1,652,557

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	(2,169,924)	(10,256,607)
Unaffiliated Underlying Funds	(746,366)	6,502,994
Affiliated Underlying Funds	33,633	(2,227,811)
Futures contracts	(9,893)	(4,989,772)
Capital gain distributions from unaffiliated Underlying Funds	116,831	286,107
Capital gain distributions from affiliated Underlying Funds	1,208,724	9,972,193

Net realized gain (losses) on investments	(1,566,995)	(712,896)

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	4,330,608	(799,853)
Unaffiliated Underlying Funds	422,478	(9,268,371)
Affiliated Underlying Funds	(665,932)	(5,206,922)
Futures contracts	1,024,624	288,181

Net change in unrealized gains (losses) on investments	5,111,778	(14,986,965)

Net realized and unrealized gains (losses) on investments	3,544,783	(15,699,861)

Net increase (decrease) in net assets resulting from operations	$7,625,652	$(14,047,304)

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$40,754	$315,336

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2019	Multi-Asset Funds	51

WealthBuilder Growth Allocation Fund	WealthBuilder Growth Balanced Fund	WealthBuilder Moderate Balanced Fund

$903,230	$4,331,633	$5,065,804
1,532,853	4,140,055	3,815,447
4,328,798	6,763,070	3,426,665
277,156	1,148,560	1,259,315
25,777	53,685	29,388
105,312	195,126	129,037
(616,952)	(1,223,441)	(875,480)
54,076	95,610	59,113

6,610,250	15,504,298	12,909,289

806,296	1,656,627	1,229,599

33,001	67,090	47,664
643,607	1,323,442	983,167
421 [1]	641 [1]	1,258 [1]

39,287	79,868	56,742
766,199	1,575,526	1,170,437

2,298,269	4,726,342	3,511,192
54,709	78,230	61,759
28,648	28,652	29,155
48,635	68,515	51,538
42,862	76,890	51,138
20,981	20,981	20,797
9,530	16,196	17,480

4,792,445	9,719,000	7,231,926
(76,032)	(25,159)	(35,136)

4,716,413	9,693,841	7,196,790

1,893,837	5,810,457	5,712,499

(5,634,086)	(9,131,239)	(5,155,064)
3,217,340	4,010,567	791,367
75,630	452,312	374,974
(1,501,664)	(1,832,978)	(792,306)
252,647	439,200	263,820
5,671,669	8,696,061	4,245,991

2,081,536	2,633,923	(271,218)

675,410	4,218,514	5,229,250
(5,201,947)	(7,131,078)	(2,312,681)
(4,162,999)	(6,479,974)	(3,136,267)
1,178,937	2,410,018	1,764,889

(7,510,599)	(6,982,520)	1,545,191

(5,429,063)	(4,348,597)	1,273,973

$(3,535,226)	$1,461,860	$6,986,472

$179,841	$277,929	$138,343

The accompanying notes are an integral part of these financial statements.

52	Multi-Asset Funds	Statements of changes in net assets

	WealthBuilder Conservative Allocation Fund
	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$4,080,869		$3,989,573
Net realized gains (losses) on investments		(1,566,995)		29,758,281
Net change in unrealized gains (losses) on investments		5,111,778		(27,795,953)

Net increase in net assets resulting from operations		7,625,652		5,951,901

Distributions to shareholders from net investment income and net realized gains
Class A		(740,750)		(229,050)
Class C		(13,613,959)		(20,206,237)
Institutional Class		(19,276)[2]		N/A

Total distributions to shareholders		(14,373,985)		(20,435,287)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,700,659	16,886,758	441,853	4,609,365
Class C	1,017,500	9,885,420	1,397,260	14,441,414
Institutional Class	164,577 [2]	1,588,897 [2]	N/A	N/A

		28,361,075		19,050,779

Reinvestment of distributions
Class A	77,627	739,314	21,609	222,354
Class C	1,428,610	13,593,433	1,968,929	20,172,596
Institutional Class	1,871 [2]	17,747 [2]	N/A	N/A

		14,350,494		20,394,950

Payment for shares redeemed
Class A	(575,232)	(5,636,147)	(437,464)	(4,671,561)
Class C	(10,033,613)	(99,336,835)	(12,071,518)	(126,129,049)
Institutional Class	(122,168)[2]	(1,191,536)[2]	N/A	N/A

		(106,164,518)		(130,800,610)

Net decrease in net assets resulting from capital share transactions		(63,452,949)		(91,354,881)

Total decrease in net assets		(70,201,282)		(105,838,267)

Net assets
Beginning of period		324,030,215		429,868,482

End of period		$253,828,933		$324,030,215

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $722,443. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Multi-Asset Funds	53

	WealthBuilder Equity Fund
	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income (loss)		$1,652,557		$(544,542)
Net realized gains (losses) on investments		(712,896)		158,196,375
Net change in unrealized gains (losses) on investments		(14,986,965)		(97,817,126)

Net increase (decrease) in net assets resulting from operations		(14,047,304)		59,834,707

Distributions to shareholders from net investment income and net realized gains
Class A		(6,781,481)		(502,275)
Class C		(65,563,410)		(79,982,709)
Institutional Class		(167,781)[2]		N/A

Total distributions to shareholders		(72,512,672)		(80,484,984)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,426,481	48,555,252	131,029	2,846,777
Class C	945,150	17,736,143	637,060	13,677,332
Institutional Class	178,964 [2]	3,217,616 [2]	N/A	N/A

		69,509,011		16,524,109

Reinvestment of distributions
Class A	422,258	6,777,270	24,274	497,866
Class C	4,131,618	65,508,147	3,925,023	79,874,225
Institutional Class	10,174 [2]	163,731 [2]	N/A	N/A

		72,449,148		80,372,091

Payment for shares redeemed
Class A	(464,860)	(8,044,037)	(38,943)	(846,144)
Class C	(7,536,636)	(141,072,542)	(5,316,752)	(114,225,285)
Institutional Class	(118,340)[2]	(1,982,012)[2]	N/A	N/A

		(151,098,591)		(115,071,429)

Net decrease in net assets resulting from capital share transactions		(9,140,432)		(18,175,229)

Total decrease in net assets		(95,700,408)		(38,825,506)

Net assets
Beginning of period		495,296,991		534,122,497

End of period		$399,596,583		$495,296,991

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at May 31, 2018 was $(247,963). The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

54	Multi-Asset Funds	Statements of changes in net assets

	WealthBuilder Growth Allocation Fund
	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$1,893,837		$1,049,334
Net realized gains on investments		2,081,536		87,783,129
Net change in unrealized gains (losses) on investments		(7,510,599)		(52,289,593)

Net increase (decrease) in net assets resulting from operations		(3,535,226)		36,542,870

Distributions to shareholders from net investment income and net realized gains
Class A		(3,138,679)		(206,167)
Class C		(42,918,189)		(48,737,139)
Institutional Class		(61,181)[2]		N/A

Total distributions to shareholders		(46,118,049)		(48,943,306)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,036,222	27,117,968	131,674	1,942,532
Class C	847,864	10,888,924	1,149,221	16,940,690
Institutional Class	265,048 [2]	3,276,689 [2]	N/A	N/A

		41,283,581		18,883,222

Reinvestment of distributions
Class A	279,666	3,134,820	14,554	202,164
Class C	3,772,440	42,874,982	3,459,661	48,677,424
Institutional Class	5,132 [2]	57,371 [2]	N/A	N/A

		46,067,173		48,879,588

Payment for shares redeemed
Class A	(436,105)	(5,180,494)	(25,928)	(381,384)
Class C	(7,662,224)	(100,301,573)	(6,993,305)	(102,141,480)
Institutional Class	(209,782)[2]	(2,567,803)[2]	N/A	N/A

		(108,049,870)		(102,522,864)

Net decrease in net assets resulting from capital share transactions		(20,699,116)		(34,760,054)

Total decrease in net assets		(70,352,391)		(47,160,490)

Net assets
Beginning of period		356,193,660		403,354,150

End of period		$285,841,269		$356,193,660

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,065,126. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Multi-Asset Funds	55

	WealthBuilder Growth Balanced Fund
	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$5,810,457		$4,643,783
Net realized gains on investments		2,633,923		155,068,922
Net change in unrealized gains (losses) on investments		(6,982,520)		(104,030,093)

Net increase in net assets resulting from operations		1,461,860		55,682,612

Distributions to shareholders from net investment income and net realized gains
Class A		(5,344,460)		(357,125)
Class C		(69,709,208)		(95,884,883)
Institutional Class		(77,211)[2]		N/A

Total distributions to shareholders		(75,130,879)		(96,242,008)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,148,800	54,057,256	169,082	2,407,771
Class C	1,419,289	17,942,360	1,968,361	27,821,771
Institutional Class	336,006 [2]	4,026,264 [2]	N/A	N/A

		76,025,880		30,229,542

Reinvestment of distributions
Class A	474,395	5,341,393	26,490	353,378
Class C	6,102,231	69,643,294	7,084,829	95,786,890
Institutional Class	6,601 [2]	74,079 [2]	N/A	N/A

		75,058,766		96,140,268

Payment for shares redeemed
Class A	(868,338)	(10,442,394)	(69,946)	(999,776)
Class C	(16,626,587)	(212,253,060)	(15,518,833)	(218,962,882)
Institutional Class	(251,056)[2]	(2,984,069)[2]	N/A	N/A

		(225,679,523)		(219,962,658)

Net decrease in net assets resulting from capital share transactions		(74,594,877)		(93,592,848)

Total decrease in net assets		(148,263,896)		(134,152,244)

Net assets
Beginning of period		735,062,702		869,214,946

End of period		$586,798,806		$735,062,702

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,130,399. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

56	Multi-Asset Funds	Statements of changes in net assets

	WealthBuilder Moderate Balanced Fund
	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$5,712,499		$5,243,262
Net realized gains (losses) on investments		(271,218)		83,896,886
Net change in unrealized gains (losses) on investments		1,545,191		(61,583,718)

Net increase in net assets resulting from operations		6,986,472		27,556,430

Distributions to shareholders from net investment income and net realized gains
Class A		(2,146,382)		(321,280)
Class C		(30,232,848)		(62,978,713)
Institutional Class		(74,178)[2]		N/A

Total distributions to shareholders		(32,453,408)		(63,300,993)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,677,957	39,561,183	265,285	3,112,449
Class C	1,228,264	13,112,373	1,532,312	17,999,411
Institutional Class	569,268 [2]	5,892,542 [2]	N/A	N/A

		58,566,098		21,111,860

Reinvestment of distributions
Class A	214,360	2,144,579	28,649	319,076
Class C	2,974,197	30,204,676	5,537,712	62,820,690
Institutional Class	7,289 [2]	72,276 [2]	N/A	N/A

		32,421,531		63,139,766

Payment for shares redeemed
Class A	(829,255)	(8,576,195)	(112,799)	(1,291,924)
Class C	(17,126,410)	(185,476,591)	(16,475,285)	(193,483,340)
Institutional Class	(400,384)[2]	(4,155,113)[2]	N/A	N/A

		(198,207,899)		(194,775,264)

Net decrease in net assets resulting from capital share transactions		(107,220,270)		(110,523,638)

Total decrease in net assets		(132,687,206)		(146,268,201)

Net assets
Beginning of period		561,815,854		708,084,055

End of period		$429,128,648		$561,815,854

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,433,310. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

58	Multi-Asset Funds	Financial highlights

WealthBuilder Conservative Allocation Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended May 31, 2019	$10.05	0.18		0.18	(0.19)	(0.40)	$9.82
Year ended May 31, 2018	$10.52	0.20		0.02	(0.19)	(0.50)	$10.05
Year ended May 31, 2017[4]	$10.34	0.04		0.18	(0.04)	0.00	$10.52

Class C5
Year ended May 31, 2019	$10.06	0.14	[6]	0.13	(0.12)	(0.40)	$9.81
Year ended May 31, 2018	$10.51	0.11		0.04	(0.10)	(0.50)	$10.06
Year ended May 31, 2017	$10.33	0.07		0.38	(0.10)	(0.17)	$10.51
Year ended May 31, 2016	$10.82	0.07		(0.20)	(0.08)	(0.28)	$10.33
Year ended May 31, 2015	$10.92	0.04		0.15	(0.05)	(0.24)	$10.82

Institutional Class
Year ended May 31, 2019[7]	$10.15	0.15		0.12	(0.22)	(0.40)	$9.80

[1]	Ratios do not include expenses of the Underlying Funds. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2019	2018	2017	2016	2015
Class A	0.16%	0.13%	0.11%[4]	N/A	N/A
Class C5	0.16%	0.13%	0.11%	0.11%	0.11%
Institutional Class	0.16%[7]	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and included in the portfolio turnover calculation.

[4]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[5]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[6]	Calculated based upon average shares outstanding

[7]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Financial highlights	Multi-Asset Funds	59

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

2.15%	0.79%	0.75%	3.84%	183%	$16,242
1.81%	0.77%	0.75%	2.05%	192%	$4,532
1.34%	0.76%	0.75%	2.14%	175%	$4,468

1.41%	1.54%	1.50%	2.89%	183%	$237,153
1.05%	1.52%	1.50%	1.37%	192%	$319,498
0.72%	1.50%	1.50%	4.42%	175%	$425,400
0.68%	1.51%	1.50%	(1.11)%	198%	$523,832
0.34%	1.55%	1.50%	1.75%	169%	$545,059

1.61%	0.46%	0.42%	2.95%	183%	$434

The accompanying notes are an integral part of these financial statements.

60	Multi-Asset Funds	Financial highlights

WealthBuilder Equity Fund	Beginning net asset value per share	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended May 31, 2019	$20.55	0.17 [4]	(0.81)	(0.26)	(3.13)	$16.52
Year ended May 31, 2018	$21.41	0.10	2.59	0.00	(3.55)	$20.55
Year ended May 31, 2017[5]	$20.15	(0.02)[4]	1.28	0.00	0.00	$21.41

Class C6
Year ended May 31, 2019	$20.33	0.06	(0.82)	(0.05)	(3.13)	$16.39
Year ended May 31, 2018	$21.36	(0.02)[4]	2.54	0.00	(3.55)	$20.33
Year ended May 31, 2017	$18.25	(0.07)	3.19	0.00	(0.01)	$21.36
Year ended May 31, 2016	$19.44	(0.08)	(1.11)	0.00	0.00	$18.25
Year ended May 31, 2015	$18.07	(0.08)	1.45	0.00	0.00	$19.44

Institutional Class
Year ended May 31, 2019[7]	$21.08	0.14	(1.26)	(0.28)	(3.13)	$16.55

[1]	Ratios do not include expenses of the Underlying Funds. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2019	2018	2017	2016	2015
Class A	0.18%	0.12%	0.12%[4]	N/A	N/A
Class C6	0.18%	0.12%	0.12%	0.12%	0.12%
Institutional Class	0.18%[7]	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and included in the portfolio turnover calculation.

[4]	Calculated based upon average shares outstanding

[5]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[6]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[7]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Financial highlights	Multi-Asset Funds	61

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

0.97%	0.76%	0.75%	(2.35)%	78%	$42,588
0.75%	0.75%	0.75%	12.61%	63%	$3,993
(0.30)%	0.75%	0.75%	6.25%	30%	$1,669

0.32%	1.51%	1.50%	(3.16)%	78%	$355,837
(0.10)%	1.50%	1.50%	11.80%	63%	$491,304
(0.37)%	1.50%	1.50%	17.07%	30%	$532,454
(0.46)%	1.51%	1.50%	(6.12)%	27%	$423,109
(0.44)%	1.55%	1.50%	7.58%	27%	$452,296

0.49%	0.43%	0.42%	(4.54)%	78%	$1,172

The accompanying notes are an integral part of these financial statements.

62	Multi-Asset Funds	Financial highlights

WealthBuilder Growth Allocation Fund	Beginning net asset value per share	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended May 31, 2019	$13.88	0.14 [4]	(0.30)	(0.23)	(1.92)	$11.57
Year ended May 31, 2018	$14.60	0.12	1.39	(0.30)	(1.93)	$13.88
Year ended May 31, 2017[5]	$13.92	0.01 [4]	0.67	0.00	0.00	$14.60

Class C6
Year ended May 31, 2019	$14.02	0.08	(0.33)	(0.07)	(1.92)	$11.78
Year ended May 31, 2018	$14.58	0.04	1.34	(0.01)	(1.93)	$14.02
Year ended May 31, 2017	$13.39	(0.01)[4]	1.84	0.00	(0.64)	$14.58
Year ended May 31, 2016	$14.92	(0.01)	(0.71)	(0.04)	(0.77)	$13.39
Year ended May 31, 2015	$14.78	(0.02)	0.89	(0.12)	(0.61)	$14.92

Institutional Class
Year ended May 31, 2019[7]	$14.20	0.18	(0.65)	(0.24)	(1.92)	$11.57

[1]	Ratios do not include expenses of the Underlying Funds. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2019	2018	2017	2016	2015
Class A	0.17%	0.12%	0.11%[5]	N/A	N/A
Class C6	0.17%	0.12%	0.11%	0.11%	0.11%
Institutional Class	0.17%[7]	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and included in the portfolio turnover calculation.

[4]	Calculated based upon average shares outstanding

[5]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[6]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[7]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Financial highlights	Multi-Asset Funds	63

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income (loss)	Gross expenses[1]	Net expenses[1]

1.20%	0.78%	0.75%	(0.38)%	97%	$23,420
1.07%	0.76%	0.75%	10.33%	93%	$2,009
0.16%	0.76%	0.75%	4.89%	58%	$357

0.56%	1.52%	1.50%	(1.12)%	97%	$261,722
0.26%	1.51%	1.50%	9.45%	93%	$354,185
(0.06)%	1.51%	1.50%	14.05%	58%	$402,997
(0.06)%	1.51%	1.50%	(4.79)%	59%	$429,628
(0.20)%	1.55%	1.50%	6.14%	53%	$451,139

1.84%	0.45%	0.42%	(2.47)%	97%	$699

The accompanying notes are an integral part of these financial statements.

64	Multi-Asset Funds	Financial highlights

WealthBuilder Growth Balanced Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended May 31, 2019	$13.27	0.18	[4]	(0.14)	(0.23)	(1.44)	$11.64
Year ended May 31, 2018	$14.24	0.19	[4]	0.89	(0.42)	(1.63)	$13.27
Year ended May 31, 2017[5]	$13.68	0.01		0.55	0.00	0.00	$14.24

Class C6
Year ended May 31, 2019	$13.40	0.11		(0.14)	(0.08)	(1.44)	$11.85
Year ended May 31, 2018	$14.21	0.09		0.87	(0.14)	(1.63)	$13.40
Year ended May 31, 2017	$13.29	0.05		1.40	0.00	(0.53)	$14.21
Year ended May 31, 2016	$14.52	0.03		(0.53)	(0.06)	(0.67)	$13.29
Year ended May 31, 2015	$14.42	0.01		0.67	(0.10)	(0.48)	$14.52

Institutional Class
Year ended May 31, 2019[7]	$13.52	0.15		(0.33)	(0.25)	(1.44)	$11.65

[1]	Ratios do not include expenses of the Underlying Funds. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2019	2018	2017	2016	2015
Class A	0.17%	0.12%	0.11%[5]	N/A	N/A
Class C6	0.17%	0.12%	0.11%	0.11%	0.11%
Institutional Class	0.16%[7]	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and included in the portfolio turnover calculation.

[4]	Calculated based upon average shares outstanding

[5]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[6]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[7]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Financial highlights	Multi-Asset Funds	65

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.51%	0.76%	0.75%	1.02%	126%	$46,380
1.33%	0.75%	0.75%	7.51%	129%	$3,031
0.54%	0.74%	0.74%	4.09%	102%	$1,464

0.84%	1.50%	1.50%	0.31%	126%	$539,352
0.56%	1.50%	1.50%	6.65%	129%	$732,031
0.30%	1.49%	1.49%	11.14%	102%	$867,751
0.26%	1.49%	1.49%	(3.39)%	100%	$966,932
0.06%	1.54%	1.50%	4.89%	89%	$1,018,411

1.38%	0.43%	0.42%	(0.62)%	126%	$1,067

The accompanying notes are an integral part of these financial statements.

66	Multi-Asset Funds	Financial highlights

WealthBuilder Moderate Balanced Fund	Beginning net asset value per share	Net investment income		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains	Ending net asset value per share

Class A
Year ended May 31, 2019	$10.90	0.19	[4]	0.03	(0.18)	(0.64)	$10.30
Year ended May 31, 2018	$11.83	0.18	[4]	0.40	(0.50)	(1.01)	$10.90
Year ended May 31, 2017[5]	$11.56	0.07		0.28	(0.08)	0.00	$11.83

Class C6
Year ended May 31, 2019	$11.10	0.12	[4]	0.02	(0.10)	(0.64)	$10.50
Year ended May 31, 2018	$11.83	0.09		0.41	(0.22)	(1.01)	$11.10
Year ended May 31, 2017	$11.40	0.06		0.80	(0.08)	(0.35)	$11.83
Year ended May 31, 2016	$12.19	0.05		(0.30)	(0.07)	(0.47)	$11.40
Year ended May 31, 2015	$12.21	0.03		0.39	(0.07)	(0.37)	$12.19

Institutional Class
Year ended May 31, 2019[7]	$11.06	0.14		(0.04)	(0.20)	(0.64)	$10.32

[1]	Ratios do not include expenses of the Underlying Funds. Including net expenses allocated from the affiliated Master Portfolios, the expense ratios would be increased by the following amounts:

	Year ended May 31
	2019	2018	2017	2016	2015
Class A	0.16%	0.13%	0.11%[5]	N/A	N/A
Class C6	0.17%	0.13%	0.11%	0.11%	0.11%
Institutional Class	0.16%[7]	N/A	N/A	N/A	N/A

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

[3]

Portfolio turnover rate is calculated by multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. These purchase and sale amounts are aggregated with the direct purchases and sales in Underlying Funds and included in the portfolio turnover calculation.

[4]	Calculated based upon average shares outstanding

[5]	For the period from February 10, 2017 (commencement of class operations) to May 31, 2017

[6]	Effective at the close of business on February 10, 2017, the Fund’s existing share class, WealthBuilder Portfolio shares, was renamed Class C.

[7]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Financial highlights	Multi-Asset Funds	67

Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
Net investment income	Gross expenses[1]	Net expenses[1]

1.81%	0.76%	0.75%	2.40%	155%	$34,104
1.58%	0.75%	0.75%	4.87%	161%	$2,712
1.03%	0.74%	0.74%	3.06%	136%	$800

1.13%	1.51%	1.50%	1.58%	155%	$393,207
0.81%	1.50%	1.50%	4.11%	161%	$559,104
0.52%	1.49%	1.49%	7.75%	136%	$707,284
0.48%	1.49%	1.49%	(2.02)%	150%	$833,218
0.21%	1.55%	1.50%	3.44%	129%	$893,175

1.37%	0.43%	0.42%	1.28%	155%	$1,817

The accompanying notes are an integral part of these financial statements.

68	Multi-Asset Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the following funds: Wells Fargo WealthBuilder Conservative Allocation Fund (“WealthBuilder Conservative Allocation Fund”), Wells Fargo WealthBuilder Equity Fund (“WealthBuilder Equity Fund”), Wells Fargo WealthBuilder Growth Allocation Fund (“WealthBuilder Growth Allocation Fund”), Wells Fargo WealthBuilder Growth Balanced Fund (“WealthBuilder Growth Balanced Fund”) and Wells Fargo WealthBuilder Moderate Balanced Fund (“WealthBuilder Moderate Balanced Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund is a fund-of-funds that may invest in various affiliated mutual funds, unaffiliated mutual funds and exchange-traded funds (collectively, the “Underlying Funds”) to pursue its investment objective. The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. Investments in affiliated mutual funds may also include investments in one or more separate diversified portfolios (each, an “affiliated Master Portfolio”, collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and each Fund investing in an affiliated Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements for the Underlying Funds are presented in separate financial statements and may be obtained by contacting Investor Services for the affiliated mutual funds or by contacting the servicing agent of the unaffiliated mutual funds. The financial statements of the affiliated Master Portfolios are available by visiting the SEC website at sec.gov and are filed with the SEC under Wells Fargo Master Trust. The financial statements for all other Underlying Funds are also publicly available on the SEC website at sec.gov.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Funds may deviate from this calculation time under unusual or unexpected circumstances.

Investments in underlying mutual funds are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Funds’ Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Notes to financial statements	Multi-Asset Funds	69

Futures contracts

Each Fund is subject to interest rate risk, equity price risk and foreign currency risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates, security values and foreign exchange rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statements of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statements of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Fund records on a daily basis its proportionate share of each affiliated Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses. Income from foreign securities in each affiliated Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date for each Fund as follows:

	Net investment income	Net realized gains

WealthBuilder Conservative Allocation Fund	Monthly	Annually

WealthBuilder Equity Fund	Annually	Annually

WealthBuilder Growth Allocation Fund	Annually	Annually

WealthBuilder Growth Balanced Fund	Annually	Annually

WealthBuilder Moderate Balanced Fund	Quarterly	Annually

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

70	Multi-Asset Funds	Notes to financial statements

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes and the unrealized gains (losses) were as follows:

	Tax cost	Gross unrealized gains	Gross unrealized losses	Net unrealized gains
WealthBuilder Conservative Allocation Fund	$253,640,768	$3,569,864	$(2,877,565)	$692,299
WealthBuilder Equity Fund	386,989,034	19,977,388	(6,706,529)	13,270,859
WealthBuilder Growth Allocation Fund	280,001,311	10,368,460	(3,911,682)	6,456,778
WealthBuilder Growth Balanced Fund	579,801,003	17,009,658	(8,438,690)	8,570,968
WealthBuilder Moderate Balanced Fund	424,783,036	9,923,050	(4,844,901)	5,078,149

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Total distributable earnings
WealthBuilder Conservative Allocation Fund	$(8,381)	$8,381
WealthBuilder Equity Fund	(345)	345
WealthBuilder Growth Allocation Fund	150	(150)
WealthBuilder Growth Balanced Fund	(14,290)	14,290
WealthBuilder Moderate Balanced Fund	(10,994)	10,994

As of May 31, 2019, WealthBuilder Conservative Allocation Fund had capital loss carryforwards which consist of $756,938 in short-term capital losses.

At May 31, 2019, current year deferred post-October capital losses and late-year ordinary losses, which will be recognized on the first day of the following fiscal year were as follows:

	Deferred post-October capital losses		Late-year ordinary losses deferred
	Short-term	Long-term
WealthBuilder Equity Fund	$(7,816,764)	$5,585,661	$(1,351,065)
WealthBuilder Growth Allocation Fund	(3,958,981)	3,407,391	(94,718)
WealthBuilder Growth Balanced Fund	(5,236,106)	4,982,014	0
WealthBuilder Moderate Balanced Fund	(1,776,270)	0	0

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Notes to financial statements	Multi-Asset Funds	71
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing each Fund’s assets and liabilities as of May 31, 2019:

WealthBuilder Conservative Allocation Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Exchange-traded funds	$37,868,864	$0	$0	$37,868,864

Investment companies	68,258,865	0	0	68,258,865

Short-term investments

Investment companies	799,593	0	0	799,593

U.S. Treasury securities	816,858	0	0	816,858

Investments measured at net asset value*				146,123,386

	107,744,180	0	0	253,867,566

Futures contracts	467,110	0	0	467,110

Total assets	$108,211,290	$0	$0	$254,334,676

Liabilities

Futures contracts	$1,609	$0	$0	$1,609

Total liabilities	$1,609	$0	$0	$1,609

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $146,123,386. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

WealthBuilder Equity Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Exchange-traded funds	$11,929,346	$0	$0	$11,929,346

Investment companies	86,966,545	0	0	86,966,545

Short-term investments

Investment companies	2,277,831	0	0	2,277,831

U.S. Treasury securities	755,943	0	0	755,943

Investments measured at net asset value*				297,936,380

	101,929,665	0	0	399,866,045

Futures contracts	406,725	0	0	406,725

Total assets	$102,336,390	$0	$0	$400,272,770

Liabilities

Futures contracts	$12,877	$0	$0	$12,877

Total liabilities	$12,877	$0	$0	$12,877

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $297,936,380. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

72	Multi-Asset Funds	Notes to financial statements

WealthBuilder Growth Allocation Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Exchange-traded funds	$15,025,876	$0	$0	$15,025,876

Investment companies	72,044,447	0	0	72,044,447

Short-term investments

Investment companies	615,530	0	0	615,530

U.S. Treasury securities	1,102,458	0	0	1,102,458

Investments measured at net asset value*				197,075,887

	88,788,311	0	0	285,864,198

Futures contracts	594,511	0	0	594,511

Total assets	$89,382,822	$0	$0	$286,458,709

Liabilities

Futures contracts	$620	$0	$0	$620

Total liabilities	$620	$0	$0	$620

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $197,075,887. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

WealthBuilder Growth Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Exchange-traded funds	$49,538,056	$0	$0	$49,538,056

Investment companies	151,160,806	0	0	151,160,806

Short-term investments

Investment companies	2,225,222	0	0	2,225,222

U.S. Treasury securities	2,129,023	0	0	2,129,023

Investments measured at net asset value*				382,122,789

	205,053,107	0	0	587,175,896

Futures contracts	1,207,332	0	0	1,207,332

Total assets	$206,260,439	$0	$0	$588,383,228

Liabilities

Futures contracts	$11,257	$0	$0	$11,257

Total liabilities	$11,257	$0	$0	$11,257

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $382,122,789. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Multi-Asset Funds	73

WealthBuilder Moderate Balanced Fund	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Exchange-traded funds	$50,281,867	$0	$0	$50,281,867

Investment companies	112,949,270	0	0	112,949,270

Short-term investments

Investment companies	884,814	0	0	884,814

U.S. Treasury securities	1,533,855	0	0	1,533,855

Investments measured at net asset value*				263,393,041

	165,649,806	0	0	429,042,847

Futures contracts	820,063	0	0	820,063

Total assets	$166,469,869	$0	$0	$429,862,910

Liabilities

Futures contracts	$1,725	$0	$0	$1,725

Total liabilities	$1,725	$0	$0	$1,725

*

Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The Fund’s investments in the affiliated Master Portfolios are valued at $263,393,041. Each affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following each Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statements of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At May 31, 2019, the Funds did not have any transfers into/out of Level 3.

The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo Bloomberg Barclays US Aggregate ex-Corporate Portfolio	Seeks to replicate the total return of the Bloomberg Barclays US ex-Corporate Index, before fees and expenses

Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation

Wells Fargo Disciplined Large Cap Portfolio	Seeks long-term capital appreciation

Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Factor Enhanced Emerging Markets Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Emerging Markets Index, before fees and expenses

Wells Fargo Factor Enhanced International Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced International Index, before fees and expenses

Wells Fargo Factor Enhanced Large Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Large Cap Index, before fees and expenses

Wells Fargo Factor Enhanced Small Cap Portfolio	Seeks to replicate the total return of the Wells Fargo Factor Enhanced Small Cap Index, before fees and expenses

Wells Fargo High Yield Corporate Bond Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. High Yield Bond Index, before fees and expenses

Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term

Wells Fargo U.S. REIT Portfolio	Seeks to replicate the total return of the Wells Fargo U.S. REIT Index, before fees and expenses

74	Multi-Asset Funds	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of each Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of each Fund, supervising the subadviser and providing fund-level administrative services in connection with each Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on each Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.250%

Next $4 billion	0.225

Next $5 billion	0.190

Over $10 billion	0.180

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.25% of each Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Funds. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to each Fund and is an annual subadvisory fee of 0.15% of each Fund’s average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to each Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for each Fund. When each class of a Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses at 0.75% for Class A shares, 1.50% for Class C shares and 0.42% for Institutional Class shares. Acquired fund fees and expenses (including net expenses from affiliated Master Portfolios) are excluded from the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a Distribution Plan for Class C shares of the Funds pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class C.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received the following amounts in front-end sales charges and contingent deferred sales charges.

Notes to financial statements	Multi-Asset Funds	75

	Front-end sales charges	Contingent deferred sales charges
	Class A	Class C
WealthBuilder Conservative Allocation Fund	$1,293	$1,497
WealthBuilder Equity Fund	6,834	3,046
WealthBuilder Growth Allocation Fund	4,978	1,382
WealthBuilder Growth Balanced Fund	5,934	1,428
WealthBuilder Moderate Balanced Fund	2,382	4,775

No contingent deferred sales charges were incurred by Class A shares of each Fund for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of each Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government

WealthBuilder Conservative Allocation Fund	$340,860,517	$175,571,087	$350,507,236	$215,647,065

WealthBuilder Equity Fund	0	342,185,513	0	457,099,556

WealthBuilder Growth Allocation Fund	77,145,329	227,590,399	79,329,528	302,487,462

WealthBuilder Growth Balanced Fund	371,507,795	443,416,211	382,027,259	576,686,420

WealthBuilder Moderate Balanced Fund	424,654,880	327,406,489	436,686,546	417,941,754

*

The Funds seek to achieve their investment objectives by investing some of their investable assets in affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales in Underlying Funds in which the Funds invest are actual aggregate purchases and sales of those investments.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2019, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

	Average notional balance
	Long futures	Short futures

WealthBuilder Conservative Allocation Fund	$13,236,938	$7,886,361

WealthBuilder Equity Fund	6,189,368	17,830,745

WealthBuilder Growth Allocation Fund	15,498,295	15,241,211

WealthBuilder Growth Balanced Fund	31,497,011	26,840,265

WealthBuilder Moderate Balanced Fund	23,260,497	16,678,374

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

76	Multi-Asset Funds	Notes to financial statements

The fair value of derivative instruments as of May 31, 2019 was as follows for WealthBuilder Conservative Allocation Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$267,694	*	Unrealized losses on futures contracts	$1,609	*

Foreign currency risk	Unrealized gains on futures contracts	199,416	*	Unrealized losses on futures contracts	0	*

		$467,110			$1,609

*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of May 31, 2019 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2019 was as follows:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$(100,196)	$787,591

Interest rate risk	90,303	60,474

Foreign currency risk	0	176,559

	$(9,893)	$1,024,624

The fair value of derivative instruments as of May 31, 2019 was as follows for WealthBuilder Equity Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$85,253	*	Unrealized losses on futures contracts	$12,877	*

Foreign currency risk	Unrealized gains on futures contracts	321,472	*	Unrealized losses on futures contracts	0	*

		$406,725			$12,877

*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of May 31, 2019 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2019 was as follows:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$(5,256,916)	$72,376

Foreign currency risk	267,144	215,805

	$(4,989,772)	$288,181

The fair value of derivative instruments as of May 31, 2019 was as follows for WealthBuilder Growth Allocation Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$365,870	*	Unrealized losses on futures contracts	$620	*

Foreign currency risk	Unrealized gains on futures contracts	228,641	*	Unrealized losses on futures contracts	0	*

		$594,511			$620

*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of May 31, 2019 is reported separately on the Statements of Assets and Liabilities.

Notes to financial statements	Multi-Asset Funds	77

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2019 was as follows:

	Amount of realized losses on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$(1,180,224)	$953,509

Interest rate risk	(22,049)	65,733

Foreign currency risk	(299,391)	159,695

	$(1,501,664)	$1,178,937

The fair value of derivative instruments as of May 31, 2019 was as follows for WealthBuilder Growth Balanced Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$741,455	*	Unrealized losses on futures contracts	$11,257	*

Foreign currency risk	Unrealized gains on futures contracts	465,877	*	Unrealized losses on futures contracts	0	*

		$1,207,332			$11,257
*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of May 31, 2019 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2019 was as follows:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$(2,357,366)	$1,927,577

Interest rate risk	225,035	134,971

Foreign currency risk	299,353	347,470

	$(1,832,978)	$2,410,018

The fair value of derivative instruments as of May 31, 2019 was as follows for WealthBuilder Moderate Balanced Fund:

	Asset derivatives			Liability derivatives
	Statements of Assets and Liabilities location	Fair value		Statements of Assets and Liabilities location	Fair value

Equity risk	Unrealized gains on futures contracts	$479,680	*	Unrealized losses on futures contracts	$1,725	*

Foreign currency risk	Unrealized gains on futures contracts	340,383	*	Unrealized losses on futures contracts	0	*

		$820,063			$1,725

*

Amount represents cumulative unrealized gains (losses) on futures contracts as reported in the table following the Portfolio of Investments. Only the current day’s variation margin as of May 31, 2019 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2019 was as follows:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives

Equity risk	$(652,062)	$1,387,861

Interest rate risk	162,714	104,467

Foreign currency risk	(297,278)	272,561

	$(792,306)	$1,764,889

78	Multi-Asset Funds	Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Funds based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Funds under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018, were as follows:

	Ordinary income		Long-term capital gain
	2019	2018	2019	2018

WealthBuilder Conservative Allocation Fund	$3,531,157	$4,750,610	$10,842,828	$15,684,677

WealthBuilder Equity Fund	6,940,355	0	65,572,317	80,484,984

WealthBuilder Growth Allocation Fund	5,766,814	2,466,393	40,351,235	46,676,913

WealthBuilder Growth Balanced Fund	9,607,448	12,231,217	65,523,431	84,010,791

WealthBuilder Moderate Balanced Fund	5,300,505	7,332,686	27,152,903	55,968,307

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred	Capital loss carryforward

WealthBuilder Conservative Allocation Fund	$626,186	$0	$692,299	$0	$0	$(756,938)

WealthBuilder Equity Fund	0	914,038	13,270,859	(1,351,065)	(2,231,103)	0

WealthBuilder Growth Allocation Fund	0	161,554	6,456,778	(94,718)	(551,590)	0

WealthBuilder Growth Balanced Fund	379,868	307,408	8,570,968	0	(254,092)	0

WealthBuilder Moderate Balanced Fund	1,114,284	2,938,426	5,078,149	0	(1,776,270)	0

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	WealthBuilder Conservative Allocation Fund		WealthBuilder Equity Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains

Class A	$84,981	$114,069	$0	$502,275

Class C	3,383,508	16,822,729	0	79,982,709

	WealthBuilder Moderate Balanced Fund		WealthBuilder Growth Balanced Fund		WealthBuilder Growth Allocation Fund
	Net investment income	Net realized gains	Net investment income	Net realized gains	Net investment income	Net realized gains

Class A	$27,480	$178,687	$73,232	$283,893	$104,006	$218,274

Class C	311,968	48,425,171	7,654,876	88,230,007	11,319,272	51,659,441

Notes to financial statements	Multi-Asset Funds	79

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

80	Multi-Asset Funds	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUNDS AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Equity Fund, Wells Fargo WealthBuilder Growth Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund, and Wells Fargo WealthBuilder Moderate Balanced Fund (the Funds), five of the funds constituting Wells Fargo Funds Trust, including the portfolios of investments, as of May 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of May 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agents, custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Multi-Asset Funds	81

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2019:

Dividends-received deduction

WealthBuilder Conservative Allocation Fund	13.96%

WealthBuilder Equity Fund	64.05

WealthBuilder Growth Allocation Fund	44.37

WealthBuilder Growth Balanced Fund	39.79

WealthBuilder Moderate Balanced Fund	31.06

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019:

20% rate gain distribution

WealthBuilder Conservative Allocation Fund	$10,842,828

WealthBuilder Equity Fund	65,572,317

WealthBuilder Growth Allocation Fund	40,351,235

WealthBuilder Growth Balanced Fund	65,523,431

WealthBuilder Moderate Balanced Fund	27,152,903

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2019 have been designated as qualified dividend income (QDI):

QDI

WealthBuilder Conservative Allocation Fund	$785,695

WealthBuilder Equity Fund	6,940,355

WealthBuilder Growth Allocation Fund	4,051,741

WealthBuilder Growth Balanced Fund	6,047,624

WealthBuilder Moderate Balanced Fund	2,615,951

For the fiscal year ended May 31, 2019, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends

WealthBuilder Conservative Allocation Fund	$1,361,967

WealthBuilder Equity Fund	98,063

WealthBuilder Growth Allocation Fund	451,635

WealthBuilder Growth Balanced Fund	1,702,000

WealthBuilder Moderate Balanced Fund	1,575,556

82	Multi-Asset Funds	Other information (unaudited)

For the fiscal year ended May 31, 2019, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends

WealthBuilder Equity Fund	$5,570,758

WealthBuilder Growth Allocation Fund	3,570,148

WealthBuilder Growth Balanced Fund	4,777,710

WealthBuilder Moderate Balanced Fund	442,176

For the fiscal year ended May 31, 2019, the percentage of ordinary income distributed which was derived from interest on U.S. government securities was as follows:

% of U.S. government income

WealthBuilder Conservative Allocation Fund	12.08%

WealthBuilder Growth Allocation Fund	1.21

WealthBuilder Growth Balanced Fund	3.60

WealthBuilder Moderate Balanced Fund	8.85

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Multi-Asset Funds	83

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

84	Multi-Asset Funds	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Multi-Asset Funds	85

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

86	Multi-Asset Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Equity Fund, Wells Fargo WealthBuilder Growth Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund and Wells Fargo WealthBuilder Moderate Balanced Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for each of the funds of the Trust identified above (each, a “Fund” and collectively, the “Funds”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Funds as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program.The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

At the Meeting, the Board also received and considered a presentation that the Trustees had requested from Funds Management, which reviewed, among other things, the Funds and their investment strategies, the Funds’ tactical asset allocation process, a volatility analysis, an assessment of performance and the process of evaluating and selecting unaffiliated underlying mutual funds.

Other information (unaudited)	Multi-Asset Funds	87

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the respective Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in each performance Universe.

The Board noted that the investment performance of each Fund (Class A) relative to its respective Universe was as follows: (i) the investment performance of the WealthBuilder Conservative Allocation Fund was higher than the average investment performance of its Universe for the one-year period under review, but lower than the average investment performance of its Universe for the three-, five- and ten-year periods under review; (ii) the investment performance of the WealthBuilder Equity Fund was higher than or in range of the average investment performance of its Universe for all periods under review; (iii) the investment performance of the WealthBuilder Growth Allocation Fund was higher than or in range of the average investment performance of its Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the one-year period under review; (iv) the investment performance of the WealthBuilder Growth Balanced Fund was higher than or in range of the average investment performance of its Universe for the one-, three- and ten-year periods under review, but lower than the average investment performance of its Universe for the five-year period under review; and (v) the investment performance of the WealthBuilder Moderate Balanced Fund was higher than the average investment performance of its Universe for the one-year period under review, but lower than the average investment performance of its Universe for the three-, five- and ten-year periods under review.

The Board also noted that the investment performance of each Fund relative to its respective benchmark index was as follows: (i) the investment performance of the WealthBuilder Conservative Allocation Fund was lower than its benchmark index, the WealthBuilder Conservative Allocation Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review; (ii) the investment performance of the WealthBuilder Equity Fund was lower than its benchmark index, the WealthBuilder Equity Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review; (iii) the investment performance of the WealthBuilder Growth Allocation Fund was in range of its benchmark index, the WealthBuilder Growth Allocation Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for the ten-year period under review, but lower than its benchmark index for the one-, three- and five-year periods under review; (iv) the investment performance of the WealthBuilder Growth Balanced Fund was higher than its benchmark index, the WealthBuilder Growth Balanced Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for the ten-year period under review, but lower than its benchmark index for the one-, three- and five-year periods under review; and (v) the investment performance of the WealthBuilder Moderate Balanced Fund was lower than its benchmark index, the WealthBuilder Moderate Balanced Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Wells Fargo WealthBuilder Conservative Allocation Fund, Wells Fargo WealthBuilder Growth Balanced Fund and Wells Fargo WealthBuilder Moderate Balanced Fund for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected such Funds’ investment performance. The Board also took note of the changes to such Funds’ investment process that were implemented in 2018.

The Board also received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios for each Fund in comparison to the median ratios of funds in expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

Based on the Broadridge reports, the Board noted that: (i) the net operating expense ratio of the WealthBuilder Conservative Allocation Fund, including underlying mutual fund expenses, was in range of the median net operating

88	Multi-Asset Funds	Other information (unaudited)

expense ratio of its expense Group for all share classes; and (ii) the net operating expense ratio of each of the WealthBuilder Equity Fund, WealthBuilder Growth Allocation Fund, WealthBuilder Growth Balanced Fund, and WealthBuilder Moderate Balanced Fund, including underlying mutual fund expenses, was lower than the median net operating expense ratio of such Fund’s respective expense Group for all share classes. The Board noted that the Funds invest in both affiliated and unaffiliated underlying mutual funds, while most of the funds included in each expense Group, and all of the funds identified by Funds Management as being in a competitor sub-group, invest only in affiliated funds. The Board also considered that the Funds are designed to offer exposure to a wide range of investment styles, including alternatives, while maintaining a low investment minimum.

The Board took into account the Funds’ investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by each Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by each Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of each Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level, as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of each Fund were higher than the average rates for the Fund’s expense Groups for all share classes, except Institutional Class of the Wells Fargo WealthBuilder Moderate Balanced Fund, which was in range of the average rate for the Fund’s expense Group. The Board noted that the net operating expense ratio of the each Fund, including underlying mutual fund expenses, was lower than or in range of the median net operating expense ratio of the Fund’s expense Group for all share classes. The Board also noted that the Funds are among the few funds-of-funds utilizing both affiliated and unaffiliated underlying funds, and received information from Funds Management about the process and resources required to evaluate and select unaffiliated underlying mutual funds.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Funds and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the

Other information (unaudited)	Multi-Asset Funds	89

existence of breakpoints in each Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Funds, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, fees received from affiliated underlying mutual funds and benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Funds’ website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Funds’ website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403203 07-19 AWBP/AR102 05-19

Annual Report

May 31, 2019

Wells Fargo C&B Large Cap Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo C&B Large Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo C&B Large Cap Value Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo C&B Large Cap Value Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo C&B Large Cap Value Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo C&B Large Cap Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Cooke & Bieler, L.P.

Portfolio managers

Andrew Armstrong, CFA®‡

Steve Lyons, CFA®‡

Michael M. Meyer, CFA®‡

Edward W. O’Connor, CFA®‡

R. James O’Neil, CFA®‡

Mehul Trivedi, CFA®‡

William Weber, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (CBEAX)	7-26-2004	-4.50	5.72	11.11	1.33	6.98	11.77	1.21	1.08

Class C (CBECX)	7-26-2004	-0.39	6.18	10.94	0.61	6.18	10.94	1.96	1.83

Class R6 (CBEJX)[4]	10-31-2016	–	–	–	1.74	7.36	12.17	0.78	0.65

Administrator Class (CBLLX)	7-26-2004	–	–	–	1.44	7.13	11.95	1.13	1.00

Institutional Class (CBLSX)	7-26-2004	–	–	–	1.64	7.36	12.24	0.88	0.75

Russell 1000® Value Index[5]	–	–	–	–	1.45	6.53	12.33	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Large Cap Value Fund	7

Growth of $10,000 investment as of May 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares adjusted to reflect the higher expenses applicable to Class R6 shares. If these expenses had been included, returns for Class R6 shares would be higher.

[5]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

8	Wells Fargo C&B Large Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A, excluding sales charges) posted a positive return but underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended May 31, 2019.

∎	Sector positioning detracted from performance, particularly from underweights in utilities, consumer staples, and real estate, as well as an overweight in materials.

∎	Stock selection contributed to performance, mainly due to the Fund’s holdings in the financials and materials sectors.

Over the past year, investors were beset by increasing uncertainty, concerns about the direction of the economy, and rising oil prices. Stocks were being driven more by sentiment than underlying fundamentals. Although our commitment to investing in quality companies and bottom-up fundamental stock selection process were additive, the Fund underperformed its benchmark as investors sought the perceived safety of utilities, consumer staples, and real estate.

Ten largest holdings (%) as of May 31, 2019[7]

Fidelity National Financial Incorporated	3.53

Synchrony Financial	3.24

Chubb Limited	3.04

Arrow Electronics Incorporated	3.00

State Street Corporation	2.78

Intercontinental Exchange Incorporated	2.76

Brookfield Asset Management Incorporated Class A	2.71

JPMorgan Chase & Company	2.68

AerCap Holdings NV	2.57

Amdocs Limited	2.53

Sector positioning was the primary reason for the underperformance mainly due to the underweights in three of the best-performing sectors for the Russell 1000® Value Index—utilities, consumer staples, and real estate, as well as the overweight in materials. Offsetting that was the contribution from our underweight in energy, the worst-performing sector for the index.

The largest stock detractors from the Fund’s performance were State Street Corporation, Schlumberger Limited, and AerCap Holdings N.V. State Street experienced lower fee income, a rise in expenses, and a decline in assets under custody and administration. Schlumberger, an oil-services provider, suffered due to a decline in oil prices. AerCap Holdings, a commercial airplane leasing company, was punished for its perceived economic sensitivity despite its solid fundamentals as weakening global macroeconomic conditions could affect demand growth and airline credit quality. In each case, our ongoing research tells us that they have durable and competitively advantaged franchises that historically have sustained above-average returns on invested capital, growth, and free cash flow generation over time.

Stock selection contributed to performance particularly as a result of holdings in the financials and materials sectors. The top contributors to the Fund’s performance were: Crown Holdings, Incorporated; Gildan Activewear Incorporated; and Verizon Communications Incorporated. Crown Holdings, a leading manufacturer of beverage, food, and aerosol cans, reported solid results with strong free cash flow generation, creating confidence in its outlook and longer-term earnings power after weak performance in early 2018. Gildan Activewear, a Canadian manufacturer of branded clothing, experienced strong performance in activewear. Verizon Communications, the largest U.S. wireless telecommunication company, continued to benefit from good underlying wireless growth and solid profitability.

We took advantage of opportunities during the volatile 12-month period.

During the year, we took advantage of opportunities created by the volatile market environment. In addition to adding to existing holdings, we initiated positions in Bermuda-based specialty property and casualty and mortgage insurer Arch Capital Group Limited; semiconductor capital equipment manufacturer Applied Materials, Incorporated; the largest metals service center in North America, Reliance Steel & Aluminum Company; and American food company The Kraft Heinz Company*.

To make room for these positions, we trimmed some existing holdings and eliminated Accenture plc; Analog Devices, Incorporated; Markel Corporation; Twenty-First Century Fox, Incorporated; Ball Corporation; and Unilever N.V., all of which reached our price targets or offered significantly less appreciation potential than recently purchased stocks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Large Cap Value Fund	9

Sector distribution as of May 31, 2019[8]

Understanding of fundamentals and a disciplined approach continues to be imperative.

Our market outlook for the remainder of this year is somewhat guarded. Amid growing uncertainty, we see a mixed environment, likely including increasing volatility. In view of the trade war and the ongoing uncertainty of its effect, along with other economic fears, an understanding of fundamentals and a disciplined approached is imperative. We continue to assess and reassess the investment thesis of every portfolio holding, subjecting each of them to the objective scrutiny embedded in our rigorous research effort and accountability system. Given our active, disciplined, long-term, bottom-up, fundamental approach, we remain confident in our time-tested investment process and in our team’s ability to practice it successfully.

Please see footnotes on page 7.

10	Wells Fargo C&B Large Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$990.55	$5.35	1.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.56	$5.43	1.08%
Class C

Actual	$1,000.00	$986.77	$9.05	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.82	$9.18	1.83%
Class R6

Actual	$1,000.00	$992.53	$3.22	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.70	$3.26	0.65%
Administrator Class

Actual	$1,000.00	$990.93	$4.95	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.96	$5.02	1.00%
Institutional Class

Actual	$1,000.00	$992.21	$3.71	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.20	$3.77	0.75%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo C&B Large Cap Value Fund	11

Security name	Value

Investment Companies: 99.92%

Affiliated Master Portfolio: 99.92%

Wells Fargo C&B Large Cap Value Portfolio	$270,294,844

Total Investment Companies (Cost $223,590,685)	270,294,844

Total investments in securities (Cost $223,590,685)	99.92%	270,294,844

Other assets and liabilities, net	0.08	226,924

Total net assets	100.00%	$270,521,768

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	93%	77%	$22,450,835	$(20,286,156)	$6,073,585	$150,882	$270,294,844	99.92%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo C&B Large Cap Value Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $223,590,685)	$270,294,844
Receivable for Fund shares sold	454,438
Receivable from manager	34,791
Prepaid expenses and other assets	110,802

Total assets	270,894,875

Liabilities
Payable for Fund shares redeemed	313,701
Administration fees payable	33,038
Distribution fee payable	4,055
Shareholder servicing fees payable	22,313

Total liabilities	373,107

Total net assets	$270,521,768

NET ASSETS CONSIST OF
Paid-in capital	$212,055,796
Total distributable earnings	58,465,972

Total net assets	$270,521,768

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$79,171,520
Shares outstanding – Class A1	6,084,169
Net asset value per share – Class A	$13.01
Maximum offering price per share – Class A2	$13.80
Net assets – Class C	$5,097,967
Shares outstanding – Class C1	396,138
Net asset value per share – Class C	$12.87
Net assets – Class R6	$68,365,579
Shares outstanding – Class R6[1]	5,233,484
Net asset value per share – Class R6	$13.06
Net assets – Administrator Class	$9,273,799
Shares outstanding – Administrator Class[1]	711,749
Net asset value per share – Administrator Class	$13.03
Net assets – Institutional Class	$108,612,903
Shares outstanding – Institutional Class[1]	8,320,628
Net asset value per share – Institutional Class	$13.05

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo C&B Large Cap Value Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $232,604)	$6,073,585
Affiliated income allocated from affiliated Master Portfolio	150,882
Expenses allocated from affiliated Master Portfolio	(2,184,347)
Waivers allocated from affiliated Master Portfolio	87,249

Total investment income	4,127,369

Expenses
Management fee	162,402
Administration fees
Class A	172,972
Class C	19,347
Class R6	30,111
Administrator Class	13,942
Institutional Class	158,769
Shareholder servicing fees
Class A	205,919
Class C	23,031
Administrator Class	26,812
Distribution fee
Class C	69,095
Custody and accounting fees	13,737
Professional fees	28,862
Registration fees	105,746
Shareholder report expenses	45,883
Trustees’ fees and expenses	21,120
Other fees and expenses	14,899

Total expenses	1,112,647
Less: Fee waivers and/or expense reimbursements	(479,703)

Net expenses	632,944

Net investment income	3,494,425

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	22,450,835
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(20,286,156)

Net realized and unrealized gains (losses) on investments	2,164,679

Net increase in net assets resulting from operations	$5,659,104

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo C&B Large Cap Value Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018¹

Operations
Net investment income		$3,494,425		$3,023,151
Net realized gains on investments		22,450,835		30,034,249
Net change in unrealized gains (losses) on investments		(20,286,156)		(11,845,354)

Net increase in net assets resulting from operations		5,659,104		21,212,046

Distributions to shareholders from net investment income and net realized gains
Class A		(5,854,644)		(9,243,548)
Class C		(663,292)		(1,063,860)
Class R6		(8,273,383)		(453,208)
Administrator Class		(729,387)		(1,533,377)
Institutional Class		(9,537,075)		(27,982,031)

Total distributions to shareholders		(25,057,781)		(40,276,024)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	598,330	7,944,833	919,384	13,795,201
Class C	153,872	1,981,780	281,614	4,187,818
Class R6	709,584	9,759,366	7,863,006	110,525,989
Administrator Class	63,073	881,388	297,700	4,486,264
Institutional Class	2,556,786	34,874,000	6,201,334	92,921,657

		55,441,367		225,916,929

Reinvestment of distributions
Class A	463,313	5,752,084	629,729	9,080,968
Class C	53,533	657,661	73,825	1,051,272
Class R6	40,613	506,108	31,033	449,875
Administrator Class	45,134	561,040	87,651	1,265,630
Institutional Class	755,134	9,401,667	1,065,954	15,442,909

		16,878,560		27,290,654

Payment for shares redeemed
Class A	(1,139,570)	(15,660,154)	(1,094,969)	(16,239,579)
Class C	(613,403)	(8,120,776)	(110,207)	(1,620,229)
Class R6	(3,440,746)	(46,779,401)	(212,138)	(3,029,866)
Administrator Class	(311,921)	(4,389,568)	(257,513)	(3,725,510)
Institutional Class	(4,670,529)	(62,677,183)	(12,692,000)	(180,616,185)

		(137,627,082)		(205,231,369)

Net increase (decrease) in net assets resulting from capital share transactions		(65,307,155)		47,976,214

Total increase (decrease) in net assets		(84,705,832)		28,912,236

Net assets
Beginning of period		355,227,600		326,315,364

End of period		$270,521,768		$355,227,600

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $1,304,663. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.91	$14.54	$12.55	$13.07	$11.99
Net investment income	0.11	0.09 [1]	0.08	0.11 [1]	0.10
Net realized and unrealized gains (losses) on investments	0.02	0.87	2.23	(0.14)	1.07

Total from investment operations	0.13	0.96	2.31	(0.03)	1.17
Distributions to shareholders from
Net investment income	(0.12)	(0.06)	(0.08)	(0.10)	(0.09)
Net realized gains	(0.91)	(1.53)	(0.24)	(0.39)	0.00

Total distributions to shareholders	(1.03)	(1.59)	(0.32)	(0.49)	(0.09)
Net asset value, end of period	$13.01	$13.91	$14.54	$12.55	$13.07
Total return[2]	1.33%	6.29%	18.62%	(0.08)%	9.78%
Ratios to average net assets (annualized)
Gross expenses[3]	1.23%	1.21%	1.24%	1.25%	1.29%
Net expenses[3]	1.08%	1.10%	1.15%	1.15%	1.15%
Net investment income[3]	0.83%	0.58%	0.62%	0.89%	0.73%
Supplemental data
Portfolio turnover rate[4]	47%	42%	89%	29%	35%
Net assets, end of period (000s omitted)	$79,172	$85,707	$83,016	$88,387	$27,085

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo C&B Large Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.75	$14.44	$12.48	$13.01	$11.95
Net investment income (loss)	0.01 [1]	(0.02)[1]	(0.02)	0.01	(0.00)[2]
Net realized and unrealized gains (losses) on investments	0.03	0.86	2.22	(0.14)	1.07

Total from investment operations	0.04	0.84	2.20	(0.13)	1.07
Distributions to shareholders from
Net investment income	(0.01)	0.00	0.00	(0.01)	(0.01)
Net realized gains	(0.91)	(1.53)	(0.24)	(0.39)	0.00

Total distributions to shareholders	(0.92)	(1.53)	(0.24)	(0.40)	(0.01)
Net asset value, end of period	$12.87	$13.75	$14.44	$12.48	$13.01
Total return[3]	0.61%	5.46%	17.73%	(0.82)%	8.93%
Ratios to average net assets (annualized)
Gross expenses[4]	1.97%	1.96%	1.99%	2.00%	2.04%
Net expenses[4]	1.83%	1.85%	1.90%	1.90%	1.90%
Net investment income (loss) [4]	0.07%	(0.16)%	(0.13)%	0.11%	(0.02)%
Supplemental data
Portfolio turnover rate[5]	47%	42%	89%	29%	35%
Net assets, end of period (000s omitted)	$5,098	$11,031	$8,043	$7,282	$7,654

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

[3]	Total return calculations do not include any sales charges.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2019	2018	2017[1]
Net asset value, beginning of period	$13.97	$14.59	$12.73
Net investment income	0.18 [2]	0.18 [2]	0.16
Net realized and unrealized gains (losses) on investments	0.00 [3]	0.85	2.06

Total from investment operations	0.18	1.03	2.22
Distributions to shareholders from
Net investment income	(0.18)	(0.12)	(0.12)
Net realized gains	(0.91)	(1.53)	(0.24)

Total distributions to shareholders	(1.09)	(1.65)	(0.36)
Net asset value, end of period	$13.06	$13.97	$14.59
Total return[4]	1.74%	6.76%	17.65%
Ratios to average net assets (annualized)
Gross expenses[5]	0.79%	0.77%	0.81%
Net expenses[5]	0.65%	0.65%	0.70%
Net investment income[5]	1.27%	1.28%	1.04%
Supplemental data
Portfolio turnover rate[6]	47%	42%	89%
Net assets, end of period (000s omitted)	$68,366	$110,665	$3,532

[1]	For the period from October 31, 2016 (commencement of class operations) to March 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

[5]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.65%
Year ended May 31, 2017[1]	0.68%

[6]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo C&B Large Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.92	$14.56	$12.54	$13.07	$12.00
Net investment income	0.12 [1]	0.10 [1]	0.10 [1]	0.13 [1]	0.13
Net realized and unrealized gains (losses) on investments	0.02	0.87	2.24	(0.15)	1.06

Total from investment operations	0.14	0.97	2.34	(0.02)	1.19
Distributions to shareholders from
Net investment income	(0.12)	(0.08)	(0.08)	(0.12)	(0.12)
Net realized gains	(0.91)	(1.53)	(0.24)	(0.39)	0.00

Total distributions to shareholders	(1.03)	(1.61)	(0.32)	(0.51)	(0.12)
Net asset value, end of period	$13.03	$13.92	$14.56	$12.54	$13.07
Total return	1.44%	6.36%	18.82%	0.11%	9.93%
Ratios to average net assets (annualized)
Gross expenses[2]	1.15%	1.13%	1.16%	1.16%	1.13%
Net expenses[2]	1.00%	1.00%	1.00%	0.98%	0.95%
Net investment income[2]	0.90%	0.69%	0.77%	1.03%	0.92%
Supplemental data
Portfolio turnover rate[3]	47%	42%	89%	29%	35%
Net assets, end of period (000s omitted)	$9,274	$12,742	$11,467	$23,210	$55,705

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Large Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.96	$14.58	$12.58	$13.11	$12.03
Net investment income	0.14	0.13 [1]	0.14	0.16	0.15
Net realized and unrealized gains (losses) on investments	0.02	0.89	2.22	(0.14)	1.08

Total from investment operations	0.16	1.02	2.36	0.02	1.23
Distributions to shareholders from
Net investment income	(0.16)	(0.11)	(0.12)	(0.16)	(0.15)
Net realized gains	(0.91)	(1.53)	(0.24)	(0.39)	0.00

Total distributions to shareholders	(1.07)	(1.64)	(0.36)	(0.55)	(0.15)
Net asset value, end of period	$13.05	$13.96	$14.58	$12.58	$13.11
Total return	1.64%	6.68%	19.05%	0.33%	10.15%
Ratios to average net assets (annualized)
Gross expenses[2]	0.90%	0.88%	0.91%	0.92%	0.86%
Net expenses[2]	0.75%	0.77%	0.80%	0.77%	0.70%
Net investment income[2]	1.17%	0.87%	0.96%	1.25%	1.18%
Supplemental data
Portfolio turnover rate[3]	47%	42%	89%	29%	35%
Net assets, end of period (000s omitted)	$108,613	$135,082	$220,257	$133,632	$132,768

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.65%
Year ended May 31, 2018	0.66%
Year ended May 31, 2017	0.68%
Year ended May 31, 2016	0.68%
Year ended May 31, 2015	0.68%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo C&B Large Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 77% of Wells Fargo C&B Large Cap Value Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo C&B Large Cap Value Fund	21

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $225,754,002 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$44,540,842

Gross unrealized losses	0

Net unrealized gains	$44,540,842

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal	$270,294,844

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

22	Wells Fargo C&B Large Cap Value Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.65% for Class R6 shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $1,621 from the sale of Class A shares, and $29 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $143,545,693 and $172,356,302, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$8,378,114	$9,020,097

Long-term capital gain	16,679,667	31,255,927

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$1,772,703	$12,152,427	$44,540,842

Notes to financial statements	Wells Fargo C&B Large Cap Value Fund	23

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$403,349	$8,840,199

Class C	0	1,063,860

Class R6	36,739	416,469

Administrator Class	86,666	1,446,711

Institutional Class	2,028,817	25,953,214

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo C&B Large Cap Value Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Large Cap Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo C&B Large Cap Value Portfolio	25

Security name	Shares	Value

Common Stocks: 95.94%

Communication Services: 4.55%

Diversified Telecommunication Services: 2.51%

Verizon Communications Incorporated	161,700	$8,788,395

Media: 2.04%

Omnicom Group Incorporated	92,600	7,163,536

Consumer Discretionary: 7.75%

Hotels, Restaurants & Leisure: 2.36%

Carnival Corporation	161,600	8,272,304

Household Durables: 1.48%

Whirlpool Corporation	45,200	5,192,576

Textiles, Apparel & Luxury Goods: 3.91%

Gildan Activewear Incorporated	220,086	7,936,301

HanesBrands Incorporated	389,900	5,790,015

		13,726,316

Consumer Staples: 2.49%

Beverages: 0.41%

Diageo plc ADR	8,580	1,441,955

Tobacco: 2.08%

Philip Morris International Incorporated	94,500	7,288,785

Energy: 4.71%

Energy Equipment & Services: 1.16%

Schlumberger Limited	117,700	4,083,013

Oil, Gas & Consumable Fuels: 3.55%

Exxon Mobil Corporation	117,200	8,294,244

World Fuel Services Corporation	142,600	4,155,364

		12,449,608

Financials: 28.81%

Banks: 5.20%

JPMorgan Chase & Company	88,900	9,419,844

PNC Financial Services Group Incorporated	69,200	8,806,392

		18,226,236

Capital Markets: 8.25%

Brookfield Asset Management Incorporated Class A	207,500	9,513,875

Intercontinental Exchange Incorporated	117,900	9,692,559

State Street Corporation	176,300	9,740,575

		28,947,009

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo C&B Large Cap Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Consumer Finance: 3.24%

Synchrony Financial	338,000	$11,366,940

Diversified Financial Services: 1.97%

Berkshire Hathaway Incorporated Class B †	35,000	6,909,700

Insurance: 10.15%

Arch Capital Group Limited †	252,900	8,707,347

Chubb Limited	73,000	10,663,110

Fidelity National Financial Incorporated	321,400	12,389,970

The Progressive Corporation	48,800	3,868,864

		35,629,291

Health Care: 13.02%

Health Care Equipment & Supplies: 4.02%

Becton Dickinson & Company	24,800	5,789,312

Medtronic plc	90,000	8,332,200

		14,121,512

Health Care Providers & Services: 4.39%

Laboratory Corporation of America Holdings †	42,300	6,878,403

UnitedHealth Group Incorporated	35,200	8,511,360

		15,389,763

Pharmaceuticals: 4.61%

Allergan plc	65,400	7,972,914

Johnson & Johnson	62,700	8,223,105

		16,196,019

Industrials: 16.48%

Air Freight & Logistics: 2.03%

United Parcel Service Incorporated Class B	76,600	7,117,672

Building Products: 2.05%

Johnson Controls International plc	186,500	7,183,980

Electrical Equipment: 4.14%

AMETEK Incorporated	75,600	6,190,884

Eaton Corporation plc	112,100	8,350,329

		14,541,213

Industrial Conglomerates: 1.47%

3M Company	32,300	5,159,925

Machinery: 4.22%

Colfax Corporation †	297,477	7,466,673

Snap-on Incorporated	47,000	7,328,240

		14,794,913

Trading Companies & Distributors: 2.57%

AerCap Holdings NV †	201,500	9,031,230

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo C&B Large Cap Value Portfolio	27

Security name		Shares	Value

Information Technology: 10.83%

Electronic Equipment, Instruments & Components: 4.82%

Arrow Electronics Incorporated †		167,800	$10,514,348

TE Connectivity Limited		75,900	6,393,057

			16,907,405

IT Services: 4.79%

Alliance Data Systems Corporation		26,700	3,671,250

Amdocs Limited		149,300	8,871,406

Leidos Holdings Incorporated		56,840	4,281,757

			16,824,413

Semiconductors & Semiconductor Equipment: 1.22%

Applied Materials Incorporated		110,700	4,282,983

Materials: 5.46%

Chemicals: 1.67%

Axalta Coating Systems Limited †		249,000	5,853,990

Containers & Packaging: 2.15%

Crown Holdings Incorporated †		136,110	7,544,577

Metals & Mining: 1.64%

Reliance Steel & Aluminum Company		69,100	5,753,957

Real Estate: 1.84%

Real Estate Management & Development: 1.84%

CBRE Group Incorporated Class A †		141,600	6,471,120

Total Common Stocks (Cost $280,431,435)			336,660,336

	Yield
Short-Term Investments: 3.38%

Investment Companies: 3.38%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%	11,857,445	11,857,445

Total Short-Term Investments (Cost $11,857,445)			11,857,445

Total investments in securities (Cost $292,288,880)	99.32%	348,517,781

Other assets and liabilities, net	0.68	2,377,295

Total net assets	100.00%	$350,895,076

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo C&B Large Cap Value Portfolio	Portfolio of investments—May 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	10,765,440	41,129,061	51,894,501	0	$2,788	$(49)	$61,028	$0
Wells Fargo Government Money Market Fund Select Class	11,494,258	159,702,909	159,339,722	11,857,445	0	0	190,959	11,857,445

					$2,788	$(49)	$251,987	$11,857,445	3.38%

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo C&B Large Cap Value Portfolio	29

Assets
Investments in unaffiliated securities, at value (cost $280,431,435)	$336,660,336
Investments in affiliated securities, at value (cost $11,857,445)	11,857,445
Receivable for investments sold	1,606,725
Receivable for dividends	724,058
Receivable for dividends tax reclaim	245,897
Prepaid expenses and other assets	28,795

Total assets	351,123,256

Liabilities
Advisory fee payable	203,220
Custodian and accounting fees payable	24,960

Total liabilities	228,180

Total net assets	$350,895,076

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo C&B Large Cap Value Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $300,486)	$7,665,759
Income from affiliated securities	200,411

Total investment income	7,866,170

Expenses
Advisory fee	2,670,020
Custody and accounting fees	22,752
Professional fees	39,017
Shareholder report expenses	1,064
Trustees’ fees and expenses	21,000
Other fees and expenses	9,129

Total expenses	2,762,982
Less: Fee waivers and/or expense reimbursements	(110,776)

Net expenses	2,652,206

Net investment income	5,213,964

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	23,336,840
Affiliated securities	2,788

Net realized gains on investments	23,339,628

Net change in unrealized gains (losses) on:
Unaffiliated securities	(19,831,968)
Affiliated securities	(49)

Net change in unrealized gains (losses) on investments	(19,832,017)

Net realized and unrealized gains (losses) on investments	3,507,611

Net increase in net assets resulting from operations	$8,721,575

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo C&B Large Cap Value Portfolio	31

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$5,213,964	$4,162,366
Net realized gains on investments	23,339,628	34,247,156
Net change in unrealized gains (losses) on investments	(19,832,017)	(13,968,164)

Net increase in net assets resulting from operations	8,721,575	24,441,358

Capital transactions
Transactions in investors’ beneficial interests
Contributions	105,704,905	67,670,834
Withdrawals	(145,734,521)	(73,762,455)

Net decrease in net assets resulting from capital transactions	(40,029,616)	(6,091,621)

Total increase (decrease) in net assets	(31,308,041)	18,349,737

Net assets
Beginning of period	382,203,117	363,853,380

End of period	$350,895,076	$382,203,117

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo C&B Large Cap Value Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	1.80%	6.65%	19.17%	0.35%	10.29%
Ratios to average net assets (annualized)
Gross expenses	0.67%	0.67%	0.68%	0.68%	0.68%
Net expenses	0.65%	0.66%	0.68%	0.68%	0.68%
Net investment income	1.27%	1.02%	1.09%	1.33%	1.20%
Supplemental data
Portfolio turnover rate	47%	42%	89%	29%	35%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo C&B Large Cap Value Portfolio	33

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Large Cap Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in

34	Wells Fargo C&B Large Cap Value Portfolio	Notes to financial statements

high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $296,233,310 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$70,332,959

Gross unrealized losses	(18,048,488)

Net unrealized gains	$52,284,471

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo C&B Large Cap Value Portfolio	35

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$15,951,931	$0	$0	$15,951,931

Consumer discretionary	27,191,196	0	0	27,191,196

Consumer staples	8,730,740	0	0	8,730,740

Energy	16,532,621	0	0	16,532,621

Financials	101,079,176	0	0	101,079,176

Health care	45,707,294	0	0	45,707,294

Industrials	57,828,933	0	0	57,828,933

Information technology	38,014,801	0	0	38,014,801

Materials	19,152,524	0	0	19,152,524

Real estate	6,471,120	0	0	6,471,120

Short-term investments

Investment companies	11,857,445	0	0	11,857,445

Total assets	$348,517,781	$0	$0	$348,517,781

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.650%

Next $500 million	0.625

Next $1 billion	0.600

Next $2 billion	0.575

Next $4 billion	0.550

Next $4 billion	0.525

Next $4 billion	0.500

Over $16 billion	0.475

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.65% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P., which is not an affiliate of Funds Management, is also a subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.38% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

36	Wells Fargo C&B Large Cap Value Portfolio	Notes to financial statements

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $62,835,601 and $0 in interfund purchases and sales, respectively, during the year ended May 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $186,350,121 and $223,751,874, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. A portfolio that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a portfolio whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo C&B Large Cap Value Portfolio	37

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo C&B Large Cap Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

38	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 65.17% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $16,679,667 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $7,415,167 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $140,112 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, $4,736,778 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	39

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

40	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	41

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

42	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo C&B Large Cap Value Fund and Wells Fargo C&B Large Cap Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Large Cap Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo C&B Large Cap Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler L.P. (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	43

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the one-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark index, the Russell 1000® Value Index, for the ten-year period under review, but lower than its benchmark index for the one-, three- and five-year periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance. The Board also took note of the Gateway Fund’s outperformance relative to the Universe over the long-term.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

44	Wells Fargo C&B Large Cap Value Fund	Other information (unaudited)

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for each share class except the Administrator Class. However, the Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class, including for the Administrator Class.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Other information (unaudited)	Wells Fargo C&B Large Cap Value Fund	45

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403194 07-19 A280/AR280 05-19

Annual Report

May 31, 2019

Wells Fargo Diversified Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified Equity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Equity Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified Equity Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Diversified Equity Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo Diversified Equity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Portfolio managers

Thomas C. Biwer, CFA®‡

Aldo Ceccarelli, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (NVDAX)	5-2-1996	-6.29	5.41	10.73	-0.57	6.66	11.38	1.38	1.25

Class C (WFDEX)	10-1-1998	-2.34	5.87	10.55	-1.34	5.87	10.55	2.13	2.00

Administrator Class (NVDEX)	11-11-1994	–	–	–	-0.35	6.93	11.66	1.30	1.00

Diversified Equity Blended Index[3]	–	–	–	–	0.87	8.04	12.76	–	–

MSCI EAFE Index (Net)[4]	–	–	–	–	-5.75	1.27	6.23	–	–

Russell 1000® Growth Index[5]	–	–	–	–	5.39	12.33	15.64	–	–

Russell 1000® Value Index[6]	–	–	–	–	1.45	6.53	12.33	–	–

Russell 2000® Index[7]	–	–	–	–	-9.04	6.71	12.84	–	–

S&P 500 Index[8]	–	–	–	–	3.78	9.66	13.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Equity Fund	7

Growth of $10,000 investment as of May 31, 2019[9]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.53% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolios and funds invest and from any money market funds, and extraordinary expenses are excluded from the expense cap. All other acquired fund fees and expenses from the affiliated master portfolios and funds are included in the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Source: Wells Fargo Funds Management, LLC. The Diversified Equity Blended Index is composed 25% of the S&P 500 Index, 25% of the Russell 1000® Growth Index, 25% of the Russell 1000® Value Index, 15% of the MSCI EAFE Index (Net), and 10% of the Russell 2000® Index. You cannot invest directly in an index.

[4]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[5]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[7]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[8]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[9]

The chart compares the performance of Class A shares for the most recent ten years with the Diversified Equity Blended Index, the MSCI EAFE Index (Net), the Russell 1000® Growth Index, the Russell 1000® Value Index, the Russell 2000® Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]	Current target allocation is subject to change and may have changed since the date specified.

8	Wells Fargo Diversified Equity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Diversified Equity Blended Index, for the 12-month period that ended May 31, 2019.

∎

Relative underperformance by two of the domestic underlying equity investments and one of the underlying international equity managers were the most significant detractors from performance over the period.

∎	Of the nine underlying investments, four outperformed their respective benchmarks while five lagged.

Positive economic data and increased market volatility ruled most of the period.

The 12-month period that ended May 31, 2019, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 3.1% with a core inflation rate of 2.0%, while unemployment reached a low of 3.6%, the lowest level since 1969.

Over the past 12 months, the financial markets experienced more volatility than the favorable economic environment might have suggested. We saw equities experience a significant decline during the fourth quarter of 2018, as concerns over a partial U.S. government shutdown, central bank tightening, trade tensions, and slowing economic growth shook investors’ confidence. The market volatility of the fourth quarter gave way to a first-quarter 2019 rebound where both equity and fixed-income markets rallied. The two markets seemed joined at the hip as the Federal Reserve’s (Fed’s) updated script signaled an easier policy path for the balance of 2019. Market participants were caught off guard by this evolution in the projected policy path, resulting in a broader opportunity set for sector rotation in equities and yield curve trades. We saw a return of volatility toward the end of the 12-month period as concerns over trade—primarily with China and Mexico—caused concerns over global growth to weigh on investors’ minds.

For the 12-month period, the broad U.S. equity market delivered a modest positive return while foreign markets declined. Among the Fund’s underlying holdings, U.S. equity funds as a group produced positive absolute returns despite declines in the small-cap segment, but they lagged their respective benchmarks on balance. International equity funds suffered negative absolute returns but narrowly outperformed their respective benchmarks on balance.

There were no changes to the Fund’s strategic composition.

The Fund’s overall asset allocation among the underlying funds remains aligned with the composition of its blended benchmark: 25% in U.S. large-cap value portfolios, 25% in U.S. large-cap blend portfolios, 25% in U.S. large-cap growth portfolios, 10% in U.S. small-cap portfolios, and 15% in international portfolios.

Fund holdings (%) as of May 31, 2019[10]

Wells Fargo Diversified Large Cap Growth Portfolio	25.13%

Wells Fargo Index Portfolio	25.07%

Wells Fargo Large Company Value Portfolio	16.71%

Wells Fargo C&B Large Cap Value Portfolio	8.31%

Wells Fargo International Growth Portfolio	7.57%

Wells Fargo International Value Portfolio	7.37%

Wells Fargo Small Company Value Portfolio	4.88%

Wells Fargo Emerging Growth Portfolio	2.52%

Wells Fargo Small Company Growth Portfolio	2.48%

Looking ahead, we are cautiously optimistic.

Our macroeconomic view is that growth will remain positive but it will be slower over the next 12 months than it was over the preceding 12 months. However, we still hold that absent an exogenous shock—like an implemented shift in trade policy—a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and the rest of the world but are most concerned about the U.S. trade negotiations with major trading partners. Until trade negotiations move toward détente and more certainty fosters more aggressive business planning resulting in further growth, we believe markets will remain volatile. We acknowledge that while the U.S. economy may be softening, the level of growth remains robust and 2019 should remain a target-rich environment for investors.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Equity Fund	9

Neutral target allocation

Current target allocation as of May 31, 2019[11]

Please see footnotes on page 7.

10	Wells Fargo Diversified Equity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,002.58	$6.24	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Class C

Actual	$1,000.00	$998.87	$9.96	2.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.97	$10.04	2.00%
Administrator Class

Actual	$1,000.00	$1,003.66	$4.99	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.03	1.00%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Diversified Equity Fund	11

Security name	Value

Investment Companies: 100.06%

Affiliated Master Portfolios: 100.06%

Wells Fargo C&B Large Cap Value Portfolio	$12,534,851

Wells Fargo Diversified Large Cap Growth Portfolio	37,898,451

Wells Fargo Emerging Growth Portfolio	3,806,629

Wells Fargo Index Portfolio	37,799,057

Wells Fargo International Growth Portfolio	11,420,978

Wells Fargo International Value Portfolio	11,118,224

Wells Fargo Large Company Value Portfolio	25,200,984

Wells Fargo Small Company Growth Portfolio	3,736,437

Wells Fargo Small Company Value Portfolio	7,359,729

Total Investment Companies (Cost $139,101,893)	150,875,340

Total investments in securities (Cost $139,101,893)	100.06%	150,875,340

Other assets and liabilities, net	(0.06)	(93,135)

Total net assets	100.00%	$150,782,205

Transactions with the affiliated Master Portfolios were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	Dividends allocated from affiliated Master Portfolios	Affiliated income allocated from affiliated Master Portfolios	Interest allocated from affiliated Master Portfolios	Value, end of period	% of net assets
Wells Fargo C&B Large Cap Value Portfolio	3.64%	3.57%	$1,660,939	$(1,582,965)	$255,346	$6,725	$0	$12,534,851
Wells Fargo Diversified Large Cap Growth Portfolio	50.34	15.12	2,649,403	(1,397,741)	522,855	12,778	0	37,898,451
Wells Fargo Emerging Growth Portfolio	0.50	0.46	758,020	(689,740)	4,355	5,263	0	3,806,629
Wells Fargo Index Portfolio	2.60	3.16	9,621,582	(8,855,189)	797,020	18,637	1,408	37,799,057
Wells Fargo International Growth Portfolio	27.82	5.46	(43,596)	(179,178)	262,971	17,298	0	11,420,978
Wells Fargo International Value Portfolio	1.37	1.04	304,005	(2,098,741)	492,337	18,169	0	11,118,224
Wells Fargo Large Company Value Portfolio	46.00	10.11	(418,278)	(420,315)	698,278	9,272	1,796	25,200,984
Wells Fargo Small Company Growth Portfolio	0.22	0.21	833,763	(1,028,283)	23,740	4,285	0	3,736,437
Wells Fargo Small Company Value Portfolio	5.44	5.77	(409,312)	(858,468)	121,413	5,986	0	7,359,729

			$14,956,526	$(17,110,620)	$3,178,315	$98,413	$3,204	$150,875,340	100.06%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Equity Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolios, at value (cost $139,101,893)	$150,875,340
Receivable for Fund shares sold	72,776
Prepaid expenses and other assets	24,468

Total assets	150,972,584

Liabilities
Payable for Fund shares redeemed	99,952
Shareholder servicing fees payable	40,652
Administration fees payable	23,266
Custodian and accounting fees payable	15,762
Management fee payable	9,384
Distribution fee payable	999
Professional fees payable	364

Total liabilities	190,379

Total net assets	$150,782,205

NET ASSETS CONSIST OF
Paid-in capital	$136,349,904
Total distributable earnings	14,432,301

Total net assets	$150,782,205

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$61,691,580
Shares outstanding – Class A1	2,888,311
Net asset value per share – Class A	$21.36
Maximum offering price per share – Class A2	$22.66
Net assets – Class C	$1,425,479
Shares outstanding – Class C1	77,252
Net asset value per share – Class C	$18.45
Net assets – Administrator Class	$87,665,146
Shares outstanding – Administrator Class[1]	4,082,800
Net asset value per share – Administrator Class	$21.47

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Diversified Equity Fund	13

Investment income
Dividends allocated from affiliated Master Portfolios (net of foreign withholding taxes of $119,989)	$3,178,315
Affiliated income allocated from affiliated Master Portfolios	98,413
Interest allocated from affiliated Master Portfolios	3,204
Expenses allocated from affiliated Master Portfolios	(876,143)
Waivers allocated from affiliated Master Portfolios	49,071

Total investment income	2,452,860

Expenses
Management fee	492,329
Administration fees
Class A	140,025
Class C	4,242
Administrator Class	124,035
Shareholder servicing fees
Class A	166,696
Class C	5,050
Administrator Class	237,831
Distribution fee
Class C	15,145
Custody and accounting fees	8,874
Professional fees	27,397
Registration fees	67,308
Shareholder report expenses	31,100
Trustees’ fees and expenses	21,586
Other fees and expenses	12,983

Total expenses	1,354,601
Less: Fee waivers and/or expense reimbursements	(354,079)

Net expenses	1,000,522

Net investment income	1,452,338

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolios	14,956,526
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolios	(17,110,620)

Net realized and unrealized gains (losses) on investments	(2,154,094)

Net decrease in net assets resulting from operations	$(701,756)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified Equity Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$1,452,338		$1,206,178
Net realized gains on investments		14,956,526		35,307,459
Net change in unrealized gains (losses) on investments		(17,110,620)		(11,548,765)

Net increase (decrease) in net assets resulting from operations		(701,756)		24,964,872

Distributions to shareholders from net investment income and net realized gains
Class A		(11,767,492)		(15,394,697)
Class C		(402,680)		(556,741)
Administrator Class		(17,449,901)		(22,994,201)

Total distributions to shareholders		(29,620,073)		(38,945,639)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	139,473	3,178,936	55,115	1,529,167
Class C	53,240	885,112	5,348	134,858
Administrator Class	235,991	5,636,176	235,053	6,684,802

		9,700,224		8,348,827

Reinvestment of distributions
Class A	570,354	11,702,541	592,560	15,300,796
Class C	22,549	399,109	23,873	547,166
Administrator Class	839,325	17,324,595	878,963	22,817,521

		29,426,245		38,665,483

Payment for shares redeemed
Class A	(456,015)	(10,838,098)	(351,795)	(9,977,926)
Class C	(93,775)	(1,785,908)	(21,669)	(542,415)
Administrator Class	(702,090)	(16,078,144)	(1,474,444)	(42,759,421)

		(28,702,150)		(53,279,762)

Net increase (decrease) in net assets resulting from capital share transactions		10,424,319		(6,265,452)

Total decrease in net assets		(19,897,510)		(20,246,219)

Net assets
Beginning of period		170,679,715		190,925,934

End of period		$150,782,205		$170,679,715

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at May 31, 2018 was $230,980. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Equity Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.48	$29.37	$27.30	$32.37	$32.78
Net investment income	0.18 [1]	0.16 [1]	0.13	0.16	0.14
Net realized and unrealized gains (losses) on investments	(0.55)	3.93	3.94	(1.55)	2.79

Total from investment operations	(0.37)	4.09	4.07	(1.39)	2.93
Distributions to shareholders from
Net investment income	(0.13)	(0.17)	(0.22)	(0.08)	(0.15)
Net realized gains	(4.62)	(6.81)	(1.78)	(3.60)	(3.19)

Total distributions to shareholders	(4.75)	(6.98)	(2.00)	(3.68)	(3.34)
Net asset value, end of period	$21.36	$26.48	$29.37	$27.30	$32.37
Total return[2]	(0.57)%	14.68%	15.59%	(4.24)%	9.39%
Ratios to average net assets (annualized)
Gross expenses[3]	1.37%	1.38%	1.40%	1.41%	1.44%
Net expenses[3]	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income[3]	0.75%	0.55%	0.63%	0.60%	0.44%
Supplemental data
Portfolio turnover rate[4]	91%	70%	90%	39%	38%
Net assets, end of period (000s omitted)	$61,692	$69,766	$68,678	$67,597	$81,502

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended May 31, 2019	0.50%
Year ended May 31, 2018	0.53%
Year ended May 31, 2017	0.57%
Year ended May 31, 2016	0.59%
Year ended May 31, 2015	0.59%

[4]

Portfolio turnover rate is calculated by multiplying each affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the respective affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified Equity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$23.58	$26.86	$25.12	$30.22	$30.88
Net investment loss	(0.01)[1]	(0.05)[1]	(0.03)[1]	(0.05)[1]	(0.12)
Net realized and unrealized gains (losses) on investments	(0.50)	3.58	3.57	(1.45)	2.65

Total from investment operations	(0.51)	3.53	3.54	(1.50)	2.53
Distributions to shareholders from
Net investment income	0.00	(0.00)[2]	(0.02)	0.00	0.00
Net realized gains	(4.62)	(6.81)	(1.78)	(3.60)	(3.19)

Total distributions to shareholders	(4.62)	(6.81)	(1.80)	(3.60)	(3.19)
Net asset value, end of period	$18.45	$23.58	$26.86	$25.12	$30.22
Total return[3]	(1.34)%	13.89%	14.71%	(4.96)%	8.58%
Ratios to average net assets (annualized)
Gross expenses[4]	2.11%	2.13%	2.15%	2.16%	2.19%
Net expenses[4]	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment loss[4]	(0.04)%	(0.21)%	(0.13)%	(0.17)%	(0.31)%
Supplemental data
Portfolio turnover rate[5]	91%	70%	90%	39%	38%
Net assets, end of period (000s omitted)	$1,425	$2,245	$2,355	$2,846	$4,165

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended May 31, 2019	0.50%
Year ended May 31, 2018	0.53%
Year ended May 31, 2017	0.57%
Year ended May 31, 2016	0.59%
Year ended May 31, 2015	0.59%

[5]

Portfolio turnover rate is calculated by multiplying each affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the respective affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Equity Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$26.60	$29.46	$27.38	$32.45	$32.84
Net investment income	0.24 [1]	0.23 [1]	0.24 [1]	0.24	0.22 [1]
Net realized and unrealized gains (losses) on investments	(0.57)	3.95	3.91	(1.55)	2.81

Total from investment operations	(0.33)	4.18	4.15	(1.31)	3.03
Distributions to shareholders from
Net investment income	(0.18)	(0.23)	(0.29)	(0.16)	(0.23)
Net realized gains	(4.62)	(6.81)	(1.78)	(3.60)	(3.19)

Total distributions to shareholders	(4.80)	(7.04)	(2.07)	(3.76)	(3.42)
Net asset value, end of period[2]	$21.47	$26.60	$29.46	$27.38	$32.45
Total return	(0.35)%	14.99%	15.86%	(3.98)%	9.65%
Ratios to average net assets (annualized)
Gross expenses[2]	1.29%	1.30%	1.32%	1.33%	1.28%
Net expenses[2]	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income[2]	1.00%	0.79%	0.87%	0.85%	0.67%
Supplemental data
Portfolio turnover rate[3]	91%	70%	90%	39%	38%
Net assets, end of period (000s omitted)	$87,665	$98,668	$119,893	$140,963	$167,371

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolios which were as follows:

Year ended May 31, 2019	0.50%
Year ended May 31, 2018	0.53%
Year ended May 31, 2017	0.57%
Year ended May 31, 2016	0.59%
Year ended May 31, 2015	0.59%

[3]

Portfolio turnover rate is calculated by multiplying each affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the respective affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified Equity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Equity Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a fund-of-funds that invests in various affiliated mutual funds employing a multi-style equity investment approach designed to reduce the price and return volatility of the Fund and to provide more consistent returns. The Fund invests in multiple diversified portfolios (collectively, the “affiliated Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each affiliated Master Portfolio directly acquires portfolio securities, and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolios as partnership investments and records on a daily basis its share of each affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolios are presented in separate financial statements and may be obtained free of charge by contacting Investor Services or by visiting the SEC website at sec.gov. The financial statements of the affiliated Master Portfolios are filed with the SEC under Wells Fargo Master Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolios are valued daily based on the Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolios are recorded on a trade basis. The Fund records daily its proportionate share of each affiliated Master Portfolio’s interest and dividend income, expenses, and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Diversified Equity Fund	19

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $14,560,855 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$5,314,485

Gross unrealized losses	0

Net unrealized gains	$5,314,485

As of May 31, 2019, the Fund had current year deferred post-October capital losses consisting of $719,989 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolios were measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The aggregate value of the affiliated Master Portfolios was $150,875,340. The investment objective of each affiliated Master Portfolio is as follows:

Affiliated Master Portfolio	Investment objective

Wells Fargo C&B Large Cap Value Portfolio	Seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal

Wells Fargo Diversified Large Cap Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses

Wells Fargo International Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo International Value Portfolio	Seeks long-term capital appreciation

Wells Fargo Large Company Value Portfolio	Seeks long-term capital appreciation

Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation

Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation

The affiliated Master Portfolios do not have a redemption period notice, can be redeemed daily and do not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.30%

Next $500 million	0.28

Next $2 billion	0.26

Next $2 billion	0.24

Next $5 billion	0.23

Over $10 billion	0.22

20	Wells Fargo Diversified Equity Fund	Notes to financial statements

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.30% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to each affiliated Master Portfolio and is entitled to receive a fee from each affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolios are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A shares, 2.00% for Class C shares, and 1.00% for Administrator Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $2,456 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its investable assets in multiple affiliated Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying the Fund’s ownership percentage in the respective affiliated Master Portfolio by the corresponding affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $208,257,256 and $169,276,746, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Notes to financial statements	Wells Fargo Diversified Equity Fund	21

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$5,593,514	$5,645,545

Long-term capital gain	24,026,559	33,300,094

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Post-October capital losses deferred

$794,132	$9,043,673	$5,314,485	$(719,989)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$460,860	$14,933,837

Class C	406	556,335

Administrator Class	931,700	22,062,501

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

22	Wells Fargo Diversified Equity Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Diversified Equity Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Diversified Equity Fund	23

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 48.54% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $24,026,559 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $3,759,582 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $28,576 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, $4,410,221 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24	Wells Fargo Diversified Equity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Diversified Equity Fund	25

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

26	Wells Fargo Diversified Equity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Diversified Equity Fund	27

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AGREEMENT:

Wells Fargo Diversified Equity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management agreement. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Equity Fund (the “Fund”) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”). The Fund is a fund-of-funds that invests all of its assets in multiple portfolios of Wells Fargo Master Trust (the “Master Portfolios”).

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the approval of the Management Agreement. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Management Agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management was guided by a detailed set of requests for information submitted to it by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Management Agreement, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Management Agreement for a one-year term and determined that the compensation payable to Funds Management was reasonable. The Board considered the approval of the Management Agreement for the Fund as part of its consideration of agreements for funds across the complex, but its approval was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management under the Management Agreement. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s

28	Wells Fargo Diversified Equity Fund	Other information (unaudited)

benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the one-, three- and five-year periods under review, but lower than the average investment performance of its Universe for the ten-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Diversified Equity Blended Index, which is a proprietary index used by the Board to help it assess the Fund’s relative performance, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolios, and their various components, including actual management fees assessed at the Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Management Agreement.

Investment management fee rates

The Board noted that the Fund is a fund-of-funds that invests in multiple Master Portfolios and therefore Funds Management is entitled to receive an annual fee of 0.25% of the Fund’s average daily net assets for providing investment advisory services to the Fund, including allocating the Fund’s assets among the various Master Portfolios. The Board reviewed and considered the contractual fee rates that are payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Management Agreement.

Other information (unaudited)	Wells Fargo Diversified Equity Fund	29

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Management Agreement for a one-year term and determined that the compensation payable to Funds Management was reasonable.

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403195 07-19 A281/AR281 05-19

Annual Report

May 31, 2019

Wells Fargo Emerging Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Emerging Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Emerging Growth Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Emerging Growth Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Emerging Growth Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo Emerging Growth Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WEMAX)	3-31-2008	-6.54	9.96	14.74	-0.84	11.27	15.42	1.36	1.28

Class C (WEMCX)	3-31-2008	-2.55	10.43	14.56	-1.55	10.43	14.56	2.11	2.03

Class R6 (WEGRX)[4]	7-31-2018	–	–	–	-0.22	11.81	15.98	0.93	0.85

Administrator Class (WFGDX)	1-31-2007	–	–	–	-0.75	11.42	15.60	1.28	1.20

Institutional Class (WEMIX)	3-31-2008	–	–	–	-0.42	11.76	15.95	1.03	0.90

Russell 2000® Growth Index[5]	–	–	–	–	-6.88	8.32	13.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Growth Fund	7

Growth of $10,000 investment as of May 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[5]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

8	Wells Fargo Emerging Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2019.

∎	Relative performance contributions came from the information technology (IT), consumer discretionary, and financials sectors.

∎	The health care and industrials sectors served as detractors during the period.

Equity markets demonstrated strong consistency and low volatility during the period.

U.S. stocks rallied earlier in the 12-month period on the backdrop of solid economic conditions but have been plagued by a series of negative events, which include tariff and trade tensions with China, fears of weaker economic growth, and a flattening yield curve, which has stifled investor sentiment in recent months. As the ongoing trade dispute between the U.S. and China lingers and with the durability of economic conditions in question, a more dovish Federal Reserve could mollify investor trepidation regarding future interest rate hikes. While a cautious lens is warranted, most economic indicators are not signaling a recession. Rather, the economy stands on solid footing with unemployment still meandering on a 50-year low. This backdrop, along with accommodative fiscal and monetary policy, steady wage inflation, and lower energy prices is fostering a healthy landscape for the consumer.

Notable strength from the IT sector, particularly within the software-as-a-service area, aided relative performance as companies such as Q2 Holdings, Incorporated, and Five9, Incorporated, have delivered accelerating billings growth and other strong growth metrics while generating market share penetration and margin expansion within their respective markets. Strength within the consumer discretionary sector also boosted the portfolio’s relative returns as companies like Planet Fitness, Incorporated, and Ollie’s Bargain Outlet Holdings, Incorporated, captured strong sales trends and benefited from their well-executed store-expansion strategies. We believe Ollie’s represents a unique growth opportunity as a retailer of closeout inventory offering a wide array of merchandise at prices well below department stores and mass-market retailers. Elsewhere within consumer discretionary, Chegg, Incorporated, rallied sharply after its student-learning platform generated strong subscriber growth. Going forward, we believe the company has the propensity to expand its presence outside the U.S. college student market into areas overseas.

Ten largest holdings (%) as of May 31, 2019[7]

InterXion Holding NV	3.08

Q2 Holdings Incorporated	2.89

ASGN Incorporated	2.75

MasTec Incorporated	2.68

Kinsale Capital Group Incorporated	2.61

Rapid7 Incorporated	2.59

Envestnet Incorporated	2.55

Novanta Incorporated	2.35

Codexis Incorporated	2.21

Mercury Computer Systems Incorporated	2.19

Holdings within the industrials sector hindered relative performance. Consumer-directed benefits market provider WageWorks, Incorporated, delayed a regulatory filing after concluding material weakness in its internal financial reporting controls. We believe the issue is tied to a previous acquisition from 2016. Due to the remaining uncertainty, we exited our position based on the potential risk that remains given that there are a number of unknowns at this point with limited visibility to the nature and scope of the underlying issues. Other weakness in the portfolio came mainly from stocks within the health care sector. Biotech holding Ligand Pharmaceuticals Incorporated* was pressured by negative third-party reports calling its pipeline into question. Additionally, the company announced the sale of its largest royalty-generating asset, exacerbating negative sentiment. Other weakness came from medical technology holding AxoGen, Incorporated, which offers nerve-repair solutions. During the period, the company issued disappointing guidance citing higher costs associated with an increase in sales representatives. The company also delayed a key study, which was expected to conclude in 2018, until 2020 or later.

IT remains the largest sector weight in the portfolio. We remain diversified within the sector with exposure to electronic equipment instruments, software, semiconductors, and data centers. We continue to witness strong revenue, cash flow, and earnings growth from our technology companies, particularly within the software industry. Next-generation cloud platforms continue to garner a disproportionate share of new business at the expense of legacy solutions. Software holdings such as Five9; Q2 Holdings; and Envestnet, Incorporated, have delivered strong growth metrics while generating market share

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Emerging Growth Fund	9

penetration and margin expansion within their respective industry verticals. The economy has witnessed favorable unemployment trends and, with strength from the consumer over the past few years, we remain underweight the consumer discretionary sector mainly due to changing spending patterns and the e-commerce effect on many brick and mortar retailers. However, we do find opportunities in companies whose business models are resistant to internet and e-commerce competition in industries like discount fitness centers, off-price retailers, as well as select companies with unique concepts in the fast-casual restaurant space.

Sector distribution as of May 31, 2019[8]

Growth stocks are the core of our investment focus.

The market volatility in late 2018 enabled us to opportunistically add to positions in stocks with strong secular drivers whose absolute and relative valuations were trading at attractive levels. We continue to take advantage of the widening and narrowing of the valuation gap of our stocks and seek out additional opportunities to upgrade the portfolio. We believe the economic outlook for equites remains attractive given the strong labor market, low interest rate environment, and reasonable valuations. We remain comfortable with our positioning and are positive on market segments that have been productive for the portfolio: software as a service (SaaS), cloud services, online retail, digital payments, and the internet of things, as well as our most recent addition to the acronym, innovation (SCODIi). We continue to witness a scarcity of growth stock opportunities within the investing universe, which could favor the companies that we currently own and those that we are seeking to add. Going forward, given the favorable economic backdrop currently in the market, the faster-growing stocks emphasized in our investment process should augur well for the future of the portfolio.

Please see footnotes on page 7.

10	Wells Fargo Emerging Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,003.94	$6.39	1.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.44	1.28%
Class C

Actual	$1,000.00	$1,000.26	$10.11	2.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.82	$10.18	2.03%
Class R6

Actual	$1,000.00	$1,007.73	$4.26	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Administrator Class

Actual	$1,000.00	$1,003.95	$5.99	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class

Actual	$1,000.00	$1,005.69	$4.50	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Emerging Growth Fund	11

Security name	Value

Investment Companies: 99.95%

Affiliated Master Portfolio: 99.95%

Wells Fargo Emerging Growth Portfolio	$748,894,497

Total Investment Companies (Cost $531,396,231)	748,894,497

Total investments in securities (Cost $531,396,231)	99.95%	748,894,497

Other assets and liabilities, net	0.05	409,363

Total net assets	100.00%	$749,303,860

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Emerging Growth Portfolio	93%	91%	$97,676,529	$(97,747,120)	$863,685	$708,730	$318,659	$748,894,497	99.95%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Emerging Growth Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $531,396,231)	$748,894,497
Receivable for Fund shares sold	948,682
Receivable from manager	41,299
Prepaid expenses and other assets	55,399

Total assets	749,939,877

Liabilities
Payable for Fund shares redeemed	369,605
Administration fees payable	101,707
Custodian and accounting fees payable	52,967
Shareholder report expenses payable	52,952
Shareholder servicing fees payable	39,956
Distribution fee payable	1,214
Accrued expenses and other liabilities	17,616

Total liabilities	636,017

Total net assets	$749,303,860

NET ASSETS CONSIST OF
Paid-in capital	$519,498,936
Total distributable earnings	229,804,924

Total net assets	$749,303,860

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$145,898,070
Shares outstanding – Class A1	10,798,968
Net asset value per share – Class A	$13.51
Maximum offering price per share – Class A2	$14.33
Net assets – Class C	$1,760,837
Shares outstanding – Class C1	152,030
Net asset value per share – Class C	$11.58
Net assets – Class R6	$22,408
Shares outstanding – Class R6[1]	1,508
Net asset value per share – Class R6	$14.86
Net assets – Administrator Class	$23,549,445
Shares outstanding – Administrator Class[1]	1,679,646
Net asset value per share – Administrator Class	$14.02
Net assets – Institutional Class	$578,073,100
Shares outstanding – Institutional Class[1]	38,985,343
Net asset value per share – Institutional Class	$14.83

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Emerging Growth Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio	$863,685
Securities lending income allocated from affiliated Master Portfolio	708,730
Affiliated income allocated from affiliated Master Portfolio	318,659
Expenses allocated from affiliated Master Portfolio	(6,472,704)

Total investment income	(4,581,630)

Expenses
Management fee	401,662
Administration fees
Class A	320,362
Class C	7,467
Class R6	31 [1]
Administrator Class	55,179
Institutional Class	786,066
Shareholder servicing fees
Class A	381,384
Class C	8,889
Administrator Class	105,490
Distribution fee
Class C	26,667
Custody and accounting fees	28,182
Professional fees	27,524
Registration fees	72,522
Shareholder report expenses	103,015
Trustees’ fees and expenses	20,930
Other fees and expenses	20,439

Total expenses	2,365,809
Less: Fee waivers and/or expense reimbursements	(844,005)

Net expenses	1,521,804

Net investment loss	(6,103,434)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	97,676,529
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(97,747,120)

Net realized and unrealized gains (losses) on investments	(70,591)

Net decrease in net assets resulting from operations	$(6,174,025)

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Emerging Growth Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment loss		$(6,103,434)		$(5,006,023)
Net realized gains on investments		97,676,529		111,281,986
Net change in unrealized gains (losses) on investments		(97,747,120)		111,090,852

Net increase (decrease) in net assets resulting from operations		(6,174,025)		217,366,815

Distributions to shareholders from net investment income and net realized gains
Class A		(28,101,143)		(16,172,743)
Class C		(901,234)		(446,164)
Class R6		(42,849)[2]		N/A
Administrator Class		(8,840,125)		(5,883,416)
Institutional Class		(102,793,991)		(62,422,402)

Total distributions to shareholders		(140,679,342)		(84,924,725)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	862,093	13,135,712	304,935	4,820,337
Class C	77,032	1,001,064	26,206	364,560
Class R6	14,756 [2]	297,716 [2]	N/A	N/A
Administrator Class	429,821	7,044,106	418,055	6,747,014
Institutional Class	9,474,160	157,333,266	5,505,435	91,822,139

		178,811,864		103,754,050

Reinvestment of distributions
Class A	2,156,211	27,319,193	1,097,179	15,689,654
Class C	82,682	901,234	34,857	446,164
Class R6	2,781 [2]	38,603 [2]	N/A	N/A
Administrator Class	670,663	8,812,510	398,600	5,863,399
Institutional Class	7,302,150	101,353,848	3,940,125	60,402,110

		138,425,388		82,401,327

Payment for shares redeemed
Class A	(1,230,646)	(18,738,814)	(1,293,442)	(20,049,449)
Class C	(283,432)	(3,327,781)	(35,973)	(509,745)
Class R6	(16,029)[2]	(224,477)[2]	N/A	N/A
Administrator Class	(2,404,440)	(34,455,016)	(1,240,005)	(19,665,862)
Institutional Class	(10,946,323)	(181,113,056)	(10,895,635)	(180,356,163)

		(237,859,144)		(220,581,219)

Net increase (decrease) in net assets resulting from capital share transactions		79,378,108		(34,425,842)

Total increase (decrease) in net assets		(67,475,259)		98,016,248

Net assets
Beginning of period		816,779,119		718,762,871

End of period		$749,303,860		$816,779,119

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at May 31, 2018 was $1,472,576. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.04	$14.57	$12.55	$16.70	$14.61
Net investment loss	(0.16)[1]	(0.15)	(0.10)[1]	(0.13)[1]	(0.22)
Net realized and unrealized gains (losses) on investments	(0.19)	4.57	2.96	(2.28)	3.51

Total from investment operations	(0.35)	4.42	2.86	(2.41)	3.29
Distributions to shareholders from
Net realized gains	(3.18)	(1.95)	(0.84)	(1.74)	(1.20)
Net asset value, end of period	$13.51	$17.04	$14.57	$12.55	$16.70
Total return[2]	(0.84)%	32.91%	23.39%	(14.94)%	23.32%
Ratios to average net assets (annualized)
Gross expenses[3]	1.35%	1.36%	1.36%	1.35%	1.39%
Net expenses[3]	1.29%	1.35%	1.35%	1.35%	1.37%
Net investment loss[3]	(1.06)%	(1.01)%	(0.72)%	(0.92)%	(1.20)%
Supplemental data
Portfolio turnover rate[4]	71%	47%	115%	68%	56%
Net assets, end of period (000s omitted)	$145,898	$153,526	$129,724	$127,154	$131,638

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Emerging Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.19	$13.28	$11.58	$15.67	$13.88
Net investment loss	(0.25)[1]	(0.25)[1]	(0.19)[1]	(0.21)	(0.33)
Net realized and unrealized gains (losses) on investments	(0.18)	4.11	2.73	(2.14)	3.32

Total from investment operations	(0.43)	3.86	2.54	(2.35)	2.99
Distributions to shareholders from
Net realized gains	(3.18)	(1.95)	(0.84)	(1.74)	(1.20)
Net asset value, end of period	$11.58	$15.19	$13.28	$11.58	$15.67
Total return[2]	(1.55)%	31.82%	22.56%	(15.59)%	22.35%
Ratios to average net assets (annualized)
Gross expenses[3]	2.10%	2.11%	2.11%	2.10%	2.14%
Net expenses[3]	2.04%	2.10%	2.10%	2.10%	2.12%
Net investment loss[3]	(1.78)%	(1.76)%	(1.46)%	(1.70)%	(1.95)%
Supplemental data
Portfolio turnover rate[4]	71%	47%	115%	68%	56%
Net assets, end of period (000s omitted)	$1,761	$4,190	$3,328	$3,815	$5,101

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	17

(For a share outstanding throughout the period)

CLASS R6	Year ended May 31, 2019[1]
Net asset value, beginning of period	$18.70
Net investment loss	(0.07)[2]
Net realized and unrealized gains (losses) on investments	(0.59)

Total from investment operations	(0.66)
Distributions to shareholders from
Net realized gains	(3.18)
Net asset value, end of period	$14.86
Total return[3]	(2.35)%
Ratios to average net assets (annualized)
Gross expenses[4]	0.92%
Net expenses[4]	0.85%
Net investment loss[4]	(0.51)%
Supplemental data
Portfolio turnover rate[5]	71%
Net assets, end of period (000s omitted)	$22

[1]	For the period from July, 31, 2018 (commencement of class operations) to May 31, 2019

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratio includes net expenses allocated from the affiliated Master Portfolio in the amount of 0.81%.

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Emerging Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.54	$14.93	$12.82	$17.00	$14.83
Net investment loss	(0.15)[1]	(0.14)[1]	(0.07)[1]	(0.12)[1]	(0.16)[1]
Net realized and unrealized gains (losses) on investments	(0.19)	4.70	3.02	(2.32)	3.53

Total from investment operations	(0.34)	4.56	2.95	(2.44)	3.37
Distributions to shareholders from
Net realized gains	(3.18)	(1.95)	(0.84)	(1.74)	(1.20)
Net asset value, end of period	$14.02	$17.54	$14.93	$12.82	$17.00
Total return	(0.75)%	33.06%	23.60%	(14.80)%	23.45%
Ratios to average net assets (annualized)
Gross expenses[2]	1.27%	1.28%	1.26%	1.23%	1.21%
Net expenses[2]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[2]	(0.94)%	(0.86)%	(0.48)%	(0.80)%	(1.03)%
Supplemental data
Portfolio turnover rate[3]	71%	47%	115%	68%	56%
Net assets, end of period (000s omitted)	$23,549	$52,335	$50,865	$99,792	$159,813

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.30	$15.46	$13.20	$17.40	$15.11
Net investment loss	(0.13)	(0.09)	(0.04)[1]	(0.07)	(0.12)
Net realized and unrealized gains (losses) on investments	(0.16)	4.88	3.14	(2.39)	3.61

Total from investment operations	(0.29)	4.79	3.10	(2.46)	3.49
Distributions to shareholders from
Net realized gains	(3.18)	(1.95)	(0.84)	(1.74)	(1.20)
Net asset value, end of period	$14.83	$18.30	$15.46	$13.20	$17.40
Total return	(0.42)%	33.44%	24.08%	(14.62)%	23.89%
Ratios to average net assets (annualized)
Gross expenses[2]	1.02%	1.03%	1.03%	1.01%	0.96%
Net expenses[2]	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment loss[2]	(0.67)%	(0.56)%	(0.24)%	(0.50)%	(0.73)%
Supplemental data
Portfolio turnover rate[3]	71%	47%	115%	68%	56%
Net assets, end of period (000s omitted)	$578,073	$606,729	$534,846	$583,843	$723,946

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.81%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.81%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.80%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Emerging Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 91% of Wells Fargo Emerging Growth Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $530,124,897 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$218,769,600

Gross unrealized losses	0

Net unrealized gains	$218,769,600

Notes to financial statements	Wells Fargo Emerging Growth Fund	21

As of May 31, 2019, the Fund had current year deferred post-October capital losses and a qualified late-year ordinary loss which will both be recognized on the first day of the following fiscal year in the following amounts:

Deferred post-October capital losses	Late-year ordinary losses deferred
Short-term

$(24,372,603)	$(2,341,222)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Emerging Growth Portfolio	Seeks long-term capital appreciation	$748,894,497

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

22	Wells Fargo Emerging Growth Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.28% for Class A shares, 2.03% for Class C shares, 0.85% for Class R6 shares, 1.20% for Administrator Class shares, and 0.90% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to August 1, 2018, the Fund’s expenses were capped at 1.35% for Class A shares and 2.10% for Class C shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $3,144 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were $563,678,269 and $615,266,379, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Emerging Growth Fund	23
7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$14,567,564	$114,038

Long-term capital gain	126,111,778	84,810,687

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred

$37,749,149	$218,769,600	$(2,341,222)	$(24,372,603)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net realized gains

Class A	$16,172,743

Class C	446,164

Administrator Class	5,883,416

Institutional Class	62,422,402

8. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Emerging Growth Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Emerging Growth Portfolio	25

Security name	Shares	Value

Common Stocks: 99.51%

Communication Services: 0.70%

Entertainment: 0.19%

SciPlay Corporation Class A †	95,634	$1,530,144

Media: 0.51%

Nexstar Media Group Incorporated Class A	42,200	4,226,330

Consumer Discretionary: 13.30%

Auto Components: 0.81%

Fox Factory Holding Corporation †	98,500	6,601,470

Diversified Consumer Services: 2.06%

Chegg Incorporated †	299,114	11,204,810

Grand Canyon Education Incorporated †	47,360	5,676,570

		16,881,380

Hotels, Restaurants & Leisure: 4.56%

Dine Brands Global Incorporated	38,500	3,635,170

Eldorado Resorts Incorporated †	126,300	6,210,171

Planet Fitness Incorporated Class A †	197,660	15,115,060

Wingstop Incorporated	155,918	12,423,546

		37,383,947

Internet & Direct Marketing Retail: 0.24%

Farfetch Limited Class A «†	97,822	1,961,331

Leisure Products: 0.87%

Mastercraft Boat Holdings Incorporated †	134,816	2,677,446

Yeti Holdings Incorporated «†	187,148	4,476,580

		7,154,026

Multiline Retail: 2.15%

Ollie’s Bargain Outlet Holdings Incorporated †	178,660	17,637,315

Specialty Retail: 2.19%

Five Below Incorporated †	55,697	7,169,875

Lithia Motors Incorporated Class A	94,780	10,819,137

		17,989,012

Textiles, Apparel & Luxury Goods: 0.42%

Deckers Outdoor Corporation †	22,500	3,422,250

Consumer Staples: 3.42%

Beverages: 0.69%

Boston Beer Company Incorporated †	18,000	5,657,400

Food & Staples Retailing: 0.84%

The Chef’s Warehouse Incorporated †	218,000	6,904,060

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Emerging Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Food Products: 1.14%

Freshpet Incorporated †	200,812	$9,331,734

Personal Products: 0.75%

Inter Parfums Incorporated	94,300	6,108,754

Energy: 1.01%

Energy Equipment & Services: 0.47%

Cactus Incorporated Class A †	119,199	3,879,927

Oil, Gas & Consumable Fuels: 0.54%

Matador Resources Company †	141,236	2,321,920

PDC Energy Incorporated †	67,290	2,053,691

		4,375,611

Financials: 7.73%

Capital Markets: 1.96%

Stifel Financial Corporation	300,000	16,089,000

Insurance: 3.73%

Goosehead Insurance Incorporated Class A	101,163	3,705,601

Kinsale Capital Group Incorporated	255,179	21,381,448

Trupanion Incorporated «†	185,300	5,434,849

		30,521,898

Thrifts & Mortgage Finance: 2.04%

LendingTree Incorporated †	44,532	16,732,454

Health Care: 21.93%

Biotechnology: 3.84%

Audentes Therapeutics Incorporated †	34,342	1,206,091

CareDx Incorporated †	337,926	10,685,220

Natera Incorporated †	150,427	3,444,778

Repligen Corporation †	231,840	16,105,925

		31,442,014

Health Care Equipment & Supplies: 8.49%

Axogen Incorporated †	159,377	3,335,761

Glaukos Corporation †	88,739	5,721,891

Inogen Incorporated †	52,750	3,400,793

iRhythm Technologies Incorporated †	134,262	9,191,577

Merit Medical Systems Incorporated †	290,900	15,019,167

Neuronetics Incorporated †	186,718	2,150,991

Orthopediatrics Corporation †	85,101	3,306,174

Shockwave Medical Incorporated «†	61,908	3,701,479

SI-BONE Incorporated †	257,997	4,331,770

Silk Road Medical Incorporated †	38,433	1,639,552

STAAR Surgical Company †	122,300	2,833,691

Tactile Systems Technology Class I †	110,773	5,320,427

Tandem Diabetes Care Incorporated †	77,900	5,340,824

Vapotherm Incorporated †	254,808	4,285,871

		69,579,968

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Emerging Growth Portfolio	27

Security name	Shares	Value

Health Care Providers & Services: 3.22%

Amedisys Incorporated †	128,800	$14,465,528

BioTelemetry Incorporated †	48,200	2,306,852

HealthEquity Incorporated †	146,912	9,602,168

		26,374,548

Health Care Technology: 3.32%

Tabula Rasa Healthcare Incorporated «†	152,900	6,906,493

Teladoc Incorporated «†	204,679	11,895,943

Vocera Communications Incorporated †	259,000	8,381,240

		27,183,676

Life Sciences Tools & Services: 2.64%

Codexis Incorporated †	999,938	18,098,878

Neogenomics Incorporated †	165,354	3,589,835

		21,688,713

Pharmaceuticals: 0.42%

MyoKardia Incorporated †	74,400	3,465,552

Industrials: 17.82%

Aerospace & Defense: 2.40%

Kratos Defense & Security Solutions Incorporated †	79,100	1,744,155

Mercury Computer Systems Incorporated †	260,745	17,928,826

		19,672,981

Airlines: 1.94%

SkyWest Incorporated	271,030	15,914,882

Commercial Services & Supplies: 3.10%

Advanced Disposal Services Incorporated †	344,402	11,069,080

Casella Waste Systems Incorporated Class A †	369,600	14,310,912

		25,379,992

Construction & Engineering: 2.82%

Granite Construction Incorporated	28,450	1,143,406

MasTec Incorporated †	472,500	21,966,525

		23,109,931

Electrical Equipment: 0.28%

Bloom Energy Corporation Class A «†	215,501	2,327,411

Machinery: 3.13%

Milacron Holdings Corporation †	502,858	5,772,810

RBC Bearings Incorporated †	17,500	2,490,250

Rexnord Corporation †	661,910	17,414,852

		25,677,912

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Emerging Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Professional Services: 3.52%

ASGN Incorporated †	445,043	$22,577,031

Korn/Ferry International	145,600	6,272,448

		28,849,479

Trading Companies & Distributors: 0.63%

SiteOne Landscape Supply Incorporated «†	79,100	5,131,217

Information Technology: 31.74%

Electronic Equipment, Instruments & Components: 2.77%

nLight Incorporated «†	184,261	3,443,838

Novanta Incorporated †	240,920	19,278,418

		22,722,256

IT Services: 5.21%

Endava plc Sponsored ADR †	146,882	5,499,262

EVO Payments Incorporated Class A †	272,277	8,015,835

InterXion Holding NV †	342,920	25,276,633

Wix.com Limited †	28,310	3,888,095

		42,679,825

Semiconductors & Semiconductor Equipment: 2.88%

Diodes Incorporated †	217,031	6,712,769

Monolithic Power Systems Incorporated	32,180	3,747,361

Semtech Corporation †	182,100	7,253,043

Silicon Laboratories Incorporated †	62,500	5,848,125

		23,561,298

Software: 20.88%

Altair Engineering Incorporated Class A †	272,253	10,375,562

Anaplan Incorporated †	188,556	8,204,072

BlackLine Incorporated †	133,623	6,869,558

Cision Limited †	601,050	6,599,529

Envestnet Incorporated †	312,992	20,942,295

Everbridge Incorporated †	39,100	3,074,824

Five9 Incorporated †	307,760	15,803,476

ForeScout Technologies Incorporated †	65,700	2,110,284

Globant SA †	73,100	6,786,604

Proofpoint Incorporated †	35,230	3,958,443

Q2 Holdings Incorporated †	323,543	23,696,289

Rapid7 Incorporated †	406,136	21,220,606

RealPage Incorporated †	148,500	8,660,520

SailPoint Technologies Holdings Incorporated †	265,847	4,670,932

Shotspotter Incorporated †	233,743	10,752,178

SPS Commerce Incorporated †	60,448	6,161,465

Talend SA ADR †	240,818	11,231,752

		171,118,389

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Emerging Growth Portfolio	29

Security name		Shares	Value

Materials: 1.86%

Chemicals: 1.37%

Ingevity Corporation †		56,400	$4,946,280

PQ Group Holdings Incorporated †		413,820	6,269,373

			11,215,653

Metals & Mining: 0.49%

Mayville Engineering Company Incorporated †		247,645	4,036,612

Total Common Stocks (Cost $564,606,267)			815,520,352

	Yield
Short-Term Investments: 6.28%

Investment Companies: 6.28%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51%	41,141,098	41,145,212

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30	10,281,602	10,281,602

Total Short-Term Investments (Cost $51,425,748)			51,426,814

Total investments in securities (Cost $616,032,015)	105.79%	866,947,166

Other assets and liabilities, net	(5.79)	(47,456,752)

Total net assets	100.00%	$819,490,414

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	46,370,791	419,624,074	424,853,767	41,141,098	$12,866	$(1,227)	$988,961	$41,145,212
Wells Fargo Government Money Market Fund Select Class	2,952,741	413,296,407	405,967,546	10,281,602	0	0	352,764	10,281,602

					$12,866	$(1,227)	$1,341,725	$51,426,814	6.28%

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Emerging Growth Portfolio	Statement of assets and liabilities—May 31, 2019

Assets
Investments in unaffiliated securities (including $39,310,167 of securities loaned), at value (cost $564,606,267)	$815,520,352
Investments in affiliated securities, at value (cost $51,425,748)	51,426,814
Receivable for investments sold	888,099
Receivable for dividends	100,819
Receivable for securities lending income, net	98,935

Total assets	868,035,019

Liabilities
Payable upon receipt of securities loaned	41,123,073
Payable for investments purchased	6,715,452
Advisory fee payable	602,803
Accrued expenses and other liabilities	103,277

Total liabilities	48,544,605

Total net assets	$819,490,414

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Emerging Growth Portfolio	31

Investment income
Dividends	$963,041
Securities lending income from affiliates, net	782,643
Income from affiliated securities	352,764

Total investment income	2,098,448

Expenses
Advisory fee	7,007,473
Custody and accounting fees	52,011
Professional fees	43,115
Shareholder report expenses	4,536
Trustees’ fees and expenses	20,983
Other fees and expenses	29,429

Net expenses	7,157,547

Net investment loss	(5,059,099)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	101,579,794
Affiliated securities	12,866

Net realized gains on investments	101,592,660

Net change in unrealized gains (losses) on:
Unaffiliated securities	(103,570,324)
Affiliated securities	(1,227)

Net change in unrealized gains (losses) on investments	(103,571,551)

Net realized and unrealized gains (losses) on investments	(1,978,891)

Net decrease in net assets resulting from operations	$(7,037,990)

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Emerging Growth Portfolio	Statement of changes in net assets

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment loss	$(5,059,099)	$(3,833,027)
Net realized gains on investments	101,592,660	122,582,157
Net change in unrealized gains (losses) on investments	(103,571,551)	120,331,062

Net increase (decrease) in net assets resulting from operations	(7,037,990)	239,080,192

Capital transactions
Transactions in investors’ beneficial interests
Contributions	113,603,214	20,933,192
Withdrawals	(166,578,053)	(175,150,153)

Net decrease in net assets resulting from capital transactions	(52,974,839)	(154,216,961)

Total increase (decrease) in net assets	(60,012,829)	84,863,231

Net assets
Beginning of period	879,503,243	794,640,012

End of period	$819,490,414	$879,503,243

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Emerging Growth Portfolio	33

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	(0.28)%	33.60%	23.97%	(14.47)%	24.02%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.81%	0.81%	0.80%	0.80%
Net expenses	0.81%	0.81%	0.81%	0.80%	0.80%
Net investment loss	(0.57)%	(0.47)%	(0.15)%	(0.40)%	(0.63)%
Supplemental data
Portfolio turnover rate	71%	47%	115%	66%	56%

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Emerging Growth Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Emerging Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in

Notes to financial statements	Wells Fargo Emerging Growth Portfolio	35

high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $617,386,850 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$280,994,400

Gross unrealized losses	(31,434,084)

Net unrealized gains	$249,560,316

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

36	Wells Fargo Emerging Growth Portfolio	Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$5,756,474	$0	$0	$5,756,474

Consumer discretionary	109,030,731	0	0	109,030,731

Consumer staples	28,001,948	0	0	28,001,948

Energy	8,255,538	0	0	8,255,538

Financials	63,343,352	0	0	63,343,352

Health care	179,734,471	0	0	179,734,471

Industrials	146,063,805	0	0	146,063,805

Information technology	260,081,768	0	0	260,081,768

Materials	15,252,265	0	0	15,252,265

Short-term investments

Investment companies	10,281,602	41,145,212	0	51,426,814

Total assets	$825,801,954	$41,145,212	$0	$866,947,166

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.79% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Emerging Growth Portfolio	37

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $616,814,437 and $673,265,596, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

38	Wells Fargo Emerging Growth Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Emerging Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Emerging Growth Fund	39

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 5.64% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $126,111,778 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $821,264 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $14,567,564 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Emerging Growth Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Emerging Growth Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

42	Wells Fargo Emerging Growth Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Emerging Growth Fund	43

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Emerging Growth Fund and Wells Fargo Emerging Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Emerging Growth Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Emerging Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

44	Wells Fargo Emerging Growth Fund	Other information (unaudited)

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Russell 2000® Growth Index, for all periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than, equal to or in range of the median net operating expense ratios of its expense Groups for all share classes.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

Other information (unaudited)	Wells Fargo Emerging Growth Fund	45

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were equal to or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

46	Wells Fargo Emerging Growth Fund	Other information (unaudited)

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403196 07-19 A282/AR282 05-19

Annual Report

May 31, 2019

Wells Fargo Index Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Index Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Index Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Index Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Index Fund	Letter to shareholders (unaudited)

During April, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo Index Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks to replicate the total return of the S&P 500 Index, before fees and expenses.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®‡

David Neal, CFA®‡

Robert M. Wicentowski, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WFILX)[4]	11-4-1998	-2.61	7.86	12.71	3.32	9.15	13.38	0.63	0.45

Class C (WFINX)[4]	4-30-1999	1.54	8.33	12.53	2.54	8.33	12.53	1.38	1.20

Administrator Class (WFIOX)[4]	2-14-1985	–	–	–	3.52	9.40	13.68	0.40	0.25

S&P 500 Index[5]	–	–	–	–	3.78	9.66	13.95	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Fund	7

Growth of $10,000 investment as of May 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

[5]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Index Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	For the 12-month period that ended May 31, 2019, the Fund underperformed its S&P 500 Index benchmark.

∎	The energy, materials, financials, and industrials sectors declined.

∎	The real estate, utilities, and consumer staples sectors posted the highest returns in the S&P 500 Index.

The Fund’s management team rebalances the portfolio to reflect the ongoing changes in the constituents and their weightings within the index. One cannot invest directly in the benchmark, and timing of cash flows and other practical issues affect the Fund’s tracking error, which is a measure of how closely a portfolio tracks the index to which it is benchmarked. The team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible.

Ten largest holdings (%) as of May 31, 2019[7]

Microsoft Corporation	4.04

Apple Incorporated	3.34

Amazon.com Incorporated	3.12

Facebook Incorporated Class A	1.80

Berkshire Hathaway Incorporated Class B	1.63

Johnson & Johnson	1.49

JPMorgan Chase & Company	1.48

Alphabet Incorporated Class C	1.44

Alphabet Incorporated Class A	1.41

Exxon Mobil Corporation	1.28

Despite weakness in the fourth quarter of 2018 and a weak May 2019, the S&P 500 Index delivered a positive return over the period.

The period began with reports of solid economic growth and strong corporate profit growth. Later reports signaled that growth was slowing. As the Federal Open Market Committee (FOMC) raised the federal funds target rate throughout the first half of 2018, concerns began to surface that the rate was rising too quickly. The FOMC took a dovish pivot later during the reporting period, holding rates steady since December. Tensions with China rose throughout the period, and what market participants seemed to largely ignore initially was taken more seriously as tensions escalated with each passing month.

Sector distribution as of May 31, 2019[8]

The real estate, utilities, and consumer staples sectors were the top performers within the S&P 500 Index.

Real estate, utilities, and consumer staples are relatively interest rate dependent or are viewed as proxies for fixed-income securities. The pause in hikes to the U.S. federal funds rate since December and the fact that many market participants now expect rates to move in the opposite direction are favorable conditions for these sectors. Strength was broad among real estate investment trusts in the real estate sector and among utilities. Within consumer staples, household products companies, soft drink companies, and discount retailers were particularly strong.

Energy, materials, financials, and industrials declined for the period.

Energy companies were under pressure over much of the period as the price for a barrel of West Texas Intermediate crude oil fell from a high of around $75.00 in October 2018 to a low of around $42.50 in January 2019 before finishing the period around $53.50. Nearly every company in the sector finished the period lower than it began. Materials weakness was broad and led by metals and mining companies. Financials weakness was most concentrated among capital markets companies and banks. Industrials weakness was driven by the airfreight and logistics industry, including notable detractors FedEx Corporation and United Parcel Service, Incorporated.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Fund	9

The economy is likely to present continued opportunities for growth, but with elevated risks.

We expect the U.S. economy to maintain the trend established over the past several years with steady growth, low unemployment, high consumer confidence, and growth in personal incomes. Corporate fundamentals have deteriorated somewhat as the earnings outlook has weakened. However, investment spending and corporate balance sheets remain healthy. We believe the largest source of risk to earnings is linked to uncertainty regarding trade disputes, which have the potential to result in higher input costs, higher labor costs, and profit-margin compression. The risk of slow economic growth for several quarters or an economic downturn has increased. However, the combination of weak core inflation and slower economic growth will likely keep the FOMC on hold in 2019 with a bias toward loosening monetary policy.

10	Wells Fargo Index Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,005.30	$2.25	0.45%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.68	$2.27	0.45%
Class C

Actual	$1,000.00	$1,001.47	$5.98	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.96	$6.03	1.20%
Administrator Class

Actual	$1,000.00	$1,006.17	$1.25	0.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.26	0.25%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Index Fund	11

Security name	Value

Investment Companies: 100.09%

Affiliated Master Portfolio: 100.09%

Wells Fargo Index Portfolio	$1,157,587,475

Total Investment Companies (Cost $210,203,507)	1,157,587,475

Total investments in securities (Cost $210,203,507)	100.09%	1,157,587,475

Other assets and liabilities, net	(0.09)	(996,708)

Total net assets	100.00%	$1,156,590,767

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Index Portfolio	97%	97%	$306,741,725	$(284,064,839)	$26,960,730	$1,079,067	$49,485	$1,157,587,475	100.09%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Index Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $210,203,507)	$1,157,587,475
Receivable for Fund shares sold	481,931
Receivable from manager	165,862
Prepaid expenses and other assets	185,112

Total assets	1,158,420,380

Liabilities
Payable for Fund shares redeemed	1,275,885
Shareholder servicing fees payable	207,153
Administration fees payable	194,588
Distribution fee payable	13,628
Accrued expenses and other liabilities	138,359

Total liabilities	1,829,613

Total net assets	$1,156,590,767

NET ASSETS CONSIST OF
Paid-in capital	$(5,230,480)
Total distributable earnings	1,161,821,247

Total net assets	$1,156,590,767

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$676,511,407
Shares outstanding – Class A1	13,673,192
Net asset value per share – Class A	$49.48
Maximum offering price per share – Class A2	$52.50
Net assets – Class C	$19,145,683
Shares outstanding – Class C1	382,727
Net asset value per share – Class C	$50.02
Net assets – Administrator Class	$460,933,677
Shares outstanding – Administrator Class[1]	9,174,186
Net asset value per share – Administrator Class	$50.24

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Index Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $15,537)	$26,960,730
Affiliated income allocated from affiliated Master Portfolio	1,079,067
Interest allocated from affiliated Master Portfolio	49,485
Expenses allocated from affiliated Master Portfolio	(1,551,650)

Total investment income	26,537,632

Expenses
Management fee	714,769
Administration fees
Class A	1,475,634
Class C	105,083
Administrator Class	879,861
Shareholder servicing fees
Class A	1,756,707
Class C	125,100
Administrator Class	658,783
Distribution fee
Class C	375,281
Custody and accounting fees	75,029
Professional fees	32,467
Registration fees	86,724
Shareholder report expenses	97,432
Trustees’ fees and expenses	20,505
Other fees and expenses	82,259

Total expenses	6,485,634
Less: Fee waivers and/or expense reimbursements	(2,579,567)

Net expenses	3,906,067

Net investment income	22,631,565

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	306,741,725
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(284,064,839)

Net realized and unrealized gains (losses) on investments	22,676,886

Net increase in net assets resulting from operations	$45,308,451

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Index Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$22,631,565		$28,480,595
Net realized gains on investments		306,741,725		342,171,321
Net change in unrealized gains (losses) on investments		(284,064,839)		(126,133,995)

Net increase in net assets resulting from operations		45,308,451		244,517,921

Distributions to shareholders from net investment income and net realized gains
Class A		(163,505,563)		(123,045,671)
Class C		(13,933,913)		(11,221,352)
Administrator Class		(171,863,037)		(188,746,345)

Total distributions to shareholders		(349,302,513)		(323,013,368)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,215,528	63,105,358	473,086	31,179,127
Class C	101,602	5,479,223	87,293	5,748,674
Administrator Class	1,223,311	69,577,734	1,710,651	115,109,719

		138,162,315		152,037,520

Reinvestment of distributions
Class A	3,265,381	156,770,222	1,867,730	117,353,642
Class C	255,848	12,342,496	157,810	9,921,751
Administrator Class	2,487,498	121,257,092	1,928,218	122,530,422

		290,369,810		249,805,815

Payment for shares redeemed
Class A	(1,902,710)	(106,045,189)	(1,478,098)	(97,820,940)
Class C	(1,013,120)	(51,601,044)	(215,384)	(14,322,037)
Administrator Class	(7,480,787)	(408,288,013)	(7,771,521)	(516,434,208)

		(565,934,246)		(628,577,185)

Net decrease in net assets resulting from capital share transactions		(137,402,121)		(226,733,850)

Total decrease in net assets		(441,396,183)		(305,229,297)

Net assets
Beginning of period		1,597,986,950		1,903,216,247

End of period		$1,156,590,767		$1,597,986,950

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $10,188,054. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$63.35	$66.85	$62.85	$67.32	$62.14
Net investment income	0.82	0.99 [1]	1.05	0.81	1.00
Net realized and unrealized gains (losses) on investments	0.54	7.99	9.09	(0.17)	5.91

Total from investment operations	1.36	8.98	10.14	0.64	6.91
Distributions to shareholders from
Net investment income	(0.90)	(1.02)	(1.16)	(1.08)	(0.96)
Net realized gains	(14.33)	(11.46)	(4.98)	(4.03)	(0.77)

Total distributions to shareholders	(15.23)	(12.48)	(6.14)	(5.11)	(1.73)
Net asset value, end of period	$49.48	$63.35	$66.85	$62.85	$67.32
Total return[2]	3.32%	13.87%	16.94%	1.24%	11.21%
Ratios to average net assets (annualized)
Gross expenses[3]	0.65%	0.63%	0.62%	0.63%	0.68%
Net expenses[3]	0.45%	0.45%	0.45%	0.48%	0.56%
Net investment income[3]	1.51%	1.49%	1.68%	1.78%	1.50%
Supplemental data
Portfolio turnover rate[4]	4%	3%	9%	4%	4%
Net assets, end of period (000s omitted)	$676,511	$702,866	$684,004	$639,496	$445,088

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Index Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$63.67	$67.11	$63.12	$67.55	$62.37
Net investment income	0.46 [1]	0.50 [1]	0.66	0.62 [1]	0.50
Net realized and unrealized gains (losses) on investments	0.52	8.00	9.02	(0.45)	5.94

Total from investment operations	0.98	8.50	9.68	0.17	6.44
Distributions to shareholders from
Net investment income	(0.30)	(0.48)	(0.71)	(0.57)	(0.49)
Net realized gains	(14.33)	(11.46)	(4.98)	(4.03)	(0.77)

Total distributions to shareholders	(14.63)	(11.94)	(5.69)	(4.60)	(1.26)
Net asset value, end of period	$50.02	$63.67	$67.11	$63.12	$67.55
Total return[2]	2.54%	13.02%	16.07%	0.48%	10.38%
Ratios to average net assets (annualized)
Gross expenses[3]	1.39%	1.38%	1.37%	1.38%	1.43%
Net expenses[3]	1.20%	1.20%	1.20%	1.24%	1.31%
Net investment income[3]	0.77%	0.72%	0.93%	0.99%	0.75%
Supplemental data
Portfolio turnover rate[4]	4%	3%	9%	4%	4%
Net assets, end of period (000s omitted)	$19,146	$66,117	$67,691	$79,858	$83,718

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$64.04	$67.43	$63.33	$67.80	$62.56
Net investment income	1.02 [1]	1.26	1.41	1.31	1.27
Net realized and unrealized gains (losses) on investments	0.48	7.94	8.94	(0.51)	5.90

Total from investment operations	1.50	9.20	10.35	0.80	7.17
Distributions to shareholders from
Net investment income	(0.97)	(1.13)	(1.27)	(1.24)	(1.16)
Net realized gains	(14.33)	(11.46)	(4.98)	(4.03)	(0.77)

Total distributions to shareholders	(15.30)	(12.59)	(6.25)	(5.27)	(1.93)
Net asset value, end of period	$50.24	$64.04	$67.43	$63.33	$67.80
Total return	3.52%	14.10%	17.18%	1.49%	11.56%
Ratios to average net assets (annualized)
Gross expenses[2]	0.41%	0.40%	0.39%	0.40%	0.37%
Net expenses[2]	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income[2]	1.72%	1.70%	1.88%	1.97%	1.81%
Supplemental data
Portfolio turnover rate[3]	4%	3%	9%	4%	4%
Net assets, end of period (000s omitted)	$460,934	$829,004	$1,151,522	$1,502,276	$1,832,814

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.11%
Year ended May 31, 2018	0.10%
Year ended May 31, 2017	0.10%
Year ended May 31, 2016	0.10%
Year ended May 31, 2015	0.11%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investment in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Index Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 97% of Wells Fargo Index Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Index Fund	19

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $215,793,647 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$941,793,828

Gross unrealized losses	0

Net unrealized gains	$941,793,828

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Index Portfolio	Seeks to replicate the total return of the S&P 500 Index, before fees and expenses	$1,157,587,475

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class	0.13

20	Wells Fargo Index Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.45% for Class A shares, 1.20% for Class C shares, and 0.25% for Administrator Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $10,524 from the sale of Class A shares and $92 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A and Class C of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were $48,714,178 and $495,402,094 respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$26,860,120	$34,215,926

Long-term capital gain	322,442,393	288,797,442

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$7,451,967	$212,591,329	$941,793,828

Notes to financial statements	Wells Fargo Index Fund	21

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$11,646,335	$111,399,336

Class C	516,619	10,704,733

Administrator Class	18,709,889	170,036,456

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

22	Wells Fargo Index Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	23

Security name	Shares	Value

Common Stocks: 97.56%

Communication Services: 10.14%

Diversified Telecommunication Services: 1.95%

AT&T Incorporated	370,412	$11,327,188

CenturyLink Incorporated	48,356	505,320

Verizon Communications Incorporated	210,108	11,419,370

		23,251,878

Entertainment: 1.97%

Activision Blizzard Incorporated	38,840	1,684,491

Electronic Arts Incorporated †	15,234	1,417,981

Netflix Incorporated †	22,201	7,621,159

Take-Two Interactive Software Incorporated †	5,754	622,295

The Walt Disney Company	88,795	11,724,492

Viacom Incorporated Class B	17,982	522,017

		23,592,435

Interactive Media & Services: 4.78%

Alphabet Incorporated Class A †	15,222	16,843,143

Alphabet Incorporated Class C †	15,630	17,249,737

Facebook Incorporated Class A †	121,301	21,527,288

TripAdvisor Incorporated †	5,226	220,903

Twitter Incorporated †	37,042	1,349,810

		57,190,881

Media: 1.44%

CBS Corporation Class B	17,679	853,542

Charter Communications Incorporated Class A †	8,823	3,324,506

Comcast Corporation Class A	229,659	9,416,019

Discovery Communications Incorporated Class A †	7,984	217,644

Discovery Communications Incorporated Class C †	18,328	469,930

DISH Network Corporation Class A †	11,667	421,295

Fox Corporation Class A	17,940	632,026

Fox Corporation Class B	8,256	286,566

Interpublic Group of Companies Incorporated	19,572	415,318

News Corporation Class A	19,593	223,164

News Corporation Class B	6,294	73,325

Omnicom Group Incorporated	11,374	879,893

		17,213,228

Consumer Discretionary: 9.93%

Auto Components: 0.10%

Aptiv plc	13,222	846,737

BorgWarner Incorporated	10,561	374,704

		1,221,441

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Automobiles: 0.37%

Ford Motor Company	198,702	$1,891,643

General Motors Company	66,653	2,222,211

Harley-Davidson Incorporated	8,113	265,457

		4,379,311

Distributors: 0.10%

Genuine Parts Company	7,421	733,937

LKQ Corporation †	16,006	410,554

		1,144,491

Diversified Consumer Services: 0.02%

H&R Block Incorporated	10,451	274,339

Hotels, Restaurants & Leisure: 1.90%

Carnival Corporation	20,360	1,042,228

Chipotle Mexican Grill Incorporated †	1,238	817,043

Darden Restaurants Incorporated	6,280	730,490

Hilton Worldwide Holdings Incorporated	14,891	1,331,851

Marriott International Incorporated Class A	14,336	1,789,706

McDonald’s Corporation	38,915	7,715,677

MGM Resorts International	25,936	643,732

Norwegian Cruise Line Holdings Limited †	11,067	605,476

Royal Caribbean Cruises Limited	8,722	1,061,991

Starbucks Corporation	63,236	4,809,730

Wynn Resorts Limited	4,926	528,708

Yum! Brands Incorporated	15,581	1,594,715

		22,671,347

Household Durables: 0.30%

D.R. Horton Incorporated	17,279	738,850

Garmin Limited	6,166	471,576

Leggett & Platt Incorporated	6,665	236,674

Lennar Corporation Class A	14,540	722,056

Mohawk Industries Incorporated †	3,125	423,594

Newell Rubbermaid Incorporated	19,779	265,434

Pulte Group Incorporated	12,965	401,915

Whirlpool Corporation	3,235	371,637

		3,631,736

Internet & Direct Marketing Retail: 3.62%

Amazon.com Incorporated †	20,981	37,242,744

Booking Holdings Incorporated †	2,289	3,791,088

eBay Incorporated	43,729	1,571,183

Expedia Group Incorporated	5,945	683,675

		43,288,690

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	25

Security name	Shares	Value

Leisure Products: 0.06%

Hasbro Incorporated	5,887	$560,089

Mattel Incorporated †«	17,563	172,996

		733,085

Multiline Retail: 0.50%

Dollar General Corporation	13,367	1,701,352

Dollar Tree Incorporated †	12,100	1,229,239

Kohl’s Corporation	8,397	414,140

Macy’s Incorporated	15,636	321,633

Nordstrom Incorporated	5,449	170,554

Target Corporation	26,535	2,134,741

		5,971,659

Specialty Retail: 2.27%

Advance Auto Parts Incorporated	3,644	564,820

AutoZone Incorporated †	1,269	1,303,403

Best Buy Company Incorporated	11,905	746,086

CarMax Incorporated †	8,649	677,044

Foot Locker Incorporated	5,740	225,869

L Brands Incorporated	11,612	260,806

Lowe’s Companies Incorporated	40,730	3,799,294

O’Reilly Automotive Incorporated †	3,985	1,479,909

Ross Stores Incorporated	18,844	1,752,304

The Gap Incorporated	10,861	202,883

The Home Depot Incorporated	57,435	10,904,035

The TJX Companies Incorporated	62,927	3,164,599

Tiffany & Company	5,516	491,531

Tractor Supply Company	6,167	621,510

ULTA Beauty Incorporated †	2,865	955,134

		27,149,227

Textiles, Apparel & Luxury Goods: 0.69%

Capri Holdings Limited †	7,761	252,077

HanesBrands Incorporated	18,378	272,913

Nike Incorporated Class B	64,007	4,937,500

PVH Corporation	3,851	328,067

Ralph Lauren Corporation	2,682	281,959

Tapestry Incorporated	14,745	421,117

Under Armour Incorporated Class A †	9,549	217,717

Under Armour Incorporated Class C †	9,790	198,052

VF Corporation	16,495	1,350,611

		8,260,013

Consumer Staples: 7.23%

Beverages: 1.88%

Brown-Forman Corporation Class B	8,456	422,631

Constellation Brands Incorporated Class A	8,469	1,494,355

Molson Coors Brewing Company Class B	9,542	524,619

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Beverages (continued)

Monster Beverage Corporation †	19,885	$1,230,086

PepsiCo Incorporated	71,427	9,142,656

The Coca-Cola Company	195,656	9,612,579

		22,426,926

Food & Staples Retailing: 1.45%

Costco Wholesale Corporation	22,398	5,366,113

Sysco Corporation	24,020	1,653,056

The Kroger Company	40,564	925,265

Wal-Mart Stores Incorporated	72,387	7,342,937

Walgreens Boots Alliance Incorporated	40,777	2,011,937

		17,299,308

Food Products: 1.14%

Archer Daniels Midland Company	28,480	1,091,354

Campbell Soup Company «	9,796	355,693

ConAgra Foods Incorporated	24,693	661,032

General Mills Incorporated	30,344	1,500,207

Hormel Foods Corporation «	13,864	547,489

Kellogg Company	12,765	670,928

Lamb Weston Holdings Incorporated	7,449	441,353

McCormick & Company Incorporated	6,234	972,753

Mondelez International Incorporated Class A	73,434	3,734,119

The Hershey Company	7,070	932,957

The J.M. Smucker Company	5,784	703,103

The Kraft Heinz Company	31,623	874,376

Tyson Foods Incorporated Class A	15,013	1,139,337

		13,624,701

Household Products: 1.70%

Church & Dwight Company Incorporated	12,504	930,423

Colgate-Palmolive Company	43,815	3,050,400

Kimberly-Clark Corporation	17,514	2,239,865

The Clorox Company	6,517	969,795

The Procter & Gamble Company	127,202	13,090,358

		20,280,841

Personal Products: 0.16%

Coty Incorporated Class A	15,280	188,555

The Estee Lauder Companies Incorporated Class A	11,098	1,787,111

		1,975,666

Tobacco: 0.90%

Altria Group Incorporated	95,312	4,676,007

Philip Morris International Incorporated	79,046	6,096,818

		10,772,825

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	27

Security name	Shares	Value

Energy: 4.81%

Energy Equipment & Services: 0.42%

Baker Hughes Incorporated	26,105	$558,908

Halliburton Company	44,368	944,595

Helmerich & Payne Incorporated	5,563	272,086

National Oilwell Varco Incorporated	19,497	406,512

Schlumberger Limited	70,475	2,444,778

TechnipFMC plc	21,635	450,008

		5,076,887

Oil, Gas & Consumable Fuels: 4.39%

Anadarko Petroleum Corporation	25,403	1,787,609

Apache Corporation	19,089	497,650

Cabot Oil & Gas Corporation	21,528	538,631

Chevron Corporation	96,616	10,999,732

Cimarex Energy Company	5,159	295,043

Concho Resources Incorporated	10,200	999,702

ConocoPhillips	57,683	3,400,990

Devon Energy Corporation	21,115	531,253

Diamondback Energy Incorporated	7,857	770,457

EOG Resources Incorporated	29,495	2,415,051

Exxon Mobil Corporation	215,446	15,247,113

Hess Corporation	12,943	722,996

HollyFrontier Corporation	7,989	303,422

Kinder Morgan Incorporated	98,990	1,974,851

Marathon Oil Corporation	41,620	547,303

Marathon Petroleum Corporation	34,253	1,575,295

Noble Energy Incorporated	24,590	526,226

Occidental Petroleum Corporation	38,113	1,896,884

ONEOK Incorporated	20,930	1,331,567

Phillips 66	21,332	1,723,626

Pioneer Natural Resources Company	8,561	1,215,320

The Williams Companies Incorporated	61,577	1,624,401

Valero Energy Corporation	21,235	1,494,944

		52,420,066

Financials: 12.84%

Banks: 5.37%

Bank of America Corporation	456,756	12,149,710

BB&T Corporation	38,831	1,815,349

Citigroup Incorporated	119,572	7,431,400

Citizens Financial Group Incorporated	23,410	762,698

Comerica Incorporated	8,085	556,410

Fifth Third Bancorp	39,141	1,037,237

First Republic Bank	8,379	812,931

Huntington Bancshares Incorporated	53,229	673,347

JPMorgan Chase & Company	166,491	17,641,386

KeyCorp	51,296	819,197

M&T Bank Corporation	7,044	1,124,222

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Banks (continued)

People’s United Financial Incorporated	19,994	$307,308

PNC Financial Services Group Incorporated	23,066	2,935,379

Regions Financial Corporation	51,750	715,703

SunTrust Banks Incorporated	22,539	1,352,565

SVB Financial Group †	2,676	538,946

US Bancorp	76,506	3,840,601

Wells Fargo & Company (l)	208,199	9,237,790

Zions Bancorporation	9,466	407,701

		64,159,880

Capital Markets: 2.63%

Affiliated Managers Group Incorporated	2,647	221,872

Ameriprise Financial Incorporated	6,890	952,405

Bank of New York Mellon Corporation	44,668	1,906,877

BlackRock Incorporated	6,188	2,571,485

CBOE Holdings Incorporated	5,705	619,221

CME Group Incorporated	18,192	3,495,047

E*TRADE Financial Corporation	12,525	561,120

Franklin Resources Incorporated	15,027	478,159

Intercontinental Exchange Incorporated	28,907	2,376,444

Invesco Limited	20,191	394,532

Moody’s Corporation	8,450	1,545,336

Morgan Stanley	66,036	2,687,005

MSCI Incorporated	4,288	943,403

Northern Trust Corporation	11,106	949,785

Raymond James Financial Incorporated	6,454	532,971

S&P Global Incorporated	12,641	2,703,657

State Street Corporation	19,254	1,063,784

T. Rowe Price Group Incorporated	12,014	1,215,096

The Charles Schwab Corporation	60,321	2,509,957

The Goldman Sachs Group Incorporated	17,415	3,178,063

The NASDAQ OMX Group Incorporated	5,888	533,688

		31,439,907

Consumer Finance: 0.71%

American Express Company	35,165	4,033,777

Capital One Financial Corporation	23,791	2,042,933

Discover Financial Services	16,698	1,244,836

Synchrony Financial	33,208	1,116,785

		8,438,331

Diversified Financial Services: 1.65%

Berkshire Hathaway Incorporated Class B †	98,878	19,520,495

Jefferies Financial Group Incorporated	13,373	236,301

		19,756,796

Insurance: 2.48%

AFLAC Incorporated	38,153	1,957,249

American International Group Incorporated	44,212	2,257,907

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	29

Security name	Shares	Value

Insurance (continued)

Aon plc	12,204	$2,197,574

Arthur J. Gallagher & Company	9,359	788,028

Assurant Incorporated	3,137	313,575

Chubb Limited	23,308	3,404,600

Cincinnati Financial Corporation	7,705	756,939

Everest Reinsurance Group Limited	2,068	512,161

Lincoln National Corporation	10,388	617,567

Loews Corporation	13,930	715,445

Marsh & McLennan Companies Incorporated	25,684	2,455,390

MetLife Incorporated	48,676	2,249,318

Principal Financial Group Incorporated	13,161	678,713

Prudential Financial Incorporated	20,797	1,921,227

The Allstate Corporation	16,880	1,612,209

The Hartford Financial Services Group Incorporated	18,279	962,572

The Progressive Corporation	29,690	2,353,823

The Travelers Companies Incorporated	13,393	1,949,619

Torchmark Corporation	5,157	440,975

Unum Group	10,913	343,650

Willis Towers Watson plc	6,565	1,152,158

		29,640,699

Health Care: 13.88%

Biotechnology: 2.17%

AbbVie Incorporated	75,006	5,753,710

Alexion Pharmaceuticals Incorporated †	11,363	1,291,746

Amgen Incorporated	31,642	5,274,721

Biogen Idec Incorporated †	10,002	2,193,339

Celgene Corporation †	35,714	3,349,616

Gilead Sciences Incorporated	64,858	4,037,411

Incyte Corporation †	9,034	710,343

Regeneron Pharmaceuticals Incorporated †	3,985	1,202,354

Vertex Pharmaceuticals Incorporated †	13,000	2,160,340

		25,973,580

Health Care Equipment & Supplies: 3.38%

Abbott Laboratories	89,307	6,798,942

ABIOMED Incorporated †	2,293	600,583

Align Technology Incorporated †	3,701	1,052,379

Baxter International Incorporated	24,238	1,780,039

Becton Dickinson & Company	13,682	3,193,926

Boston Scientific Corporation †	70,474	2,706,906

Danaher Corporation	31,948	4,217,455

Dentsply Sirona Incorporated	11,897	640,891

Edwards Lifesciences Corporation †	10,565	1,803,446

Hologic Incorporated †	13,617	599,284

IDEXX Laboratories Incorporated †	4,373	1,092,244

Intuitive Surgical Incorporated †	5,822	2,706,357

Medtronic plc	68,196	6,313,586

ResMed Incorporated	7,287	831,592

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Health Care Equipment & Supplies (continued)

Stryker Corporation	15,728	$2,881,999

Teleflex Incorporated	2,340	674,622

The Cooper Companies Incorporated	2,509	747,155

Varian Medical Systems Incorporated †	4,616	582,816

Zimmer Biomet Holdings Incorporated	10,395	1,184,302

		40,408,524

Health Care Providers & Services: 2.69%

AmerisourceBergen Corporation	7,943	618,442

Anthem Incorporated	13,069	3,632,921

Cardinal Health Incorporated	15,154	637,529

Centene Corporation †	21,009	1,213,270

Cigna Corporation	19,326	2,860,635

CVS Health Corporation	65,955	3,454,063

DaVita HealthCare Partners Incorporated †	6,431	279,234

HCA Holdings Incorporated	13,579	1,642,516

Henry Schein Incorporated	7,699	496,278

Humana Incorporated	6,893	1,687,820

Laboratory Corporation of America Holdings †	5,014	815,327

McKesson Corporation	9,754	1,191,354

Quest Diagnostics Incorporated	6,827	654,778

UnitedHealth Group Incorporated	48,791	11,797,664

Universal Health Services Incorporated Class B	4,247	507,729

WellCare Health Plans Incorporated †	2,542	702,075

		32,191,635

Health Care Technology: 0.10%

Cerner Corporation †	16,493	1,154,015

Life Sciences Tools & Services: 1.01%

Agilent Technologies Incorporated	16,150	1,082,858

Illumina Incorporated †	7,475	2,294,152

IQVIA Holdings Incorporated †	8,046	1,093,049

Mettler-Toledo International Incorporated †	1,261	911,816

PerkinElmer Incorporated	5,634	486,440

Thermo Fisher Scientific Incorporated	20,470	5,465,081

Waters Corporation †	3,636	729,782

		12,063,178

Pharmaceuticals: 4.53%

Allergan plc	15,898	1,938,125

Bristol-Myers Squibb Company	83,020	3,766,617

Eli Lilly & Company	43,917	5,091,737

Johnson & Johnson	135,417	17,759,940

Merck & Company Incorporated	131,252	10,396,471

Mylan NV †	26,219	440,479

Nektar Therapeutics †	8,853	277,276

Perrigo Company plc	6,356	267,079

Pfizer Incorporated	282,302	11,721,179

Zoetis Incorporated	24,345	2,460,062

		54,118,965

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	31

Security name	Shares	Value

Industrials: 9.11%

Aerospace & Defense: 2.55%

Arconic Incorporated	20,504	$449,038

General Dynamics Corporation	13,777	2,215,617

Harris Corporation	5,998	1,122,766

Huntington Ingalls Industries Incorporated	2,112	433,213

L-3 Technologies Incorporated	4,033	976,228

Lockheed Martin Corporation	12,500	4,231,750

Northrop Grumman Corporation	8,631	2,617,351

Raytheon Company	14,352	2,504,424

Textron Incorporated	11,933	540,565

The Boeing Company	26,718	9,127,136

TransDigm Group Incorporated †	2,475	1,091,351

United Technologies Corporation	41,218	5,205,833

		30,515,272

Air Freight & Logistics: 0.53%

C.H. Robinson Worldwide Incorporated	6,959	554,145

Expeditors International of Washington Incorporated	8,729	607,451

FedEx Corporation	12,212	1,884,067

United Parcel Service Incorporated Class B	35,390	3,288,439

		6,334,102

Airlines: 0.39%

Alaska Air Group Incorporated	6,260	364,332

American Airlines Group Incorporated	20,322	553,368

Delta Air Lines Incorporated	31,417	1,617,976

Southwest Airlines Company	25,293	1,203,947

United Continental Holdings Incorporated †	11,393	884,666

		4,624,289

Building Products: 0.29%

A.O. Smith Corporation	7,211	292,046

Allegion plc	4,803	466,131

Fortune Brands Home & Security Incorporated	7,147	343,485

Johnson Controls International plc	46,410	1,787,713

Masco Corporation	14,975	522,927

		3,412,302

Commercial Services & Supplies: 0.42%

Cintas Corporation	4,306	955,200

Copart Incorporated †	10,212	729,954

Republic Services Incorporated	10,957	926,853

Rollins Incorporated	7,495	281,587

Waste Management Incorporated	19,825	2,167,864

		5,061,458

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Construction & Engineering: 0.07%

Fluor Corporation	7,097	$196,729

Jacobs Engineering Group Incorporated	5,959	448,653

Quanta Services Incorporated	7,188	249,855

		895,237

Electrical Equipment: 0.45%

AMETEK Incorporated	11,549	945,748

Eaton Corporation plc	21,540	1,604,515

Emerson Electric Company	31,253	1,882,681

Rockwell Automation Incorporated	6,079	904,859

		5,337,803

Industrial Conglomerates: 1.40%

3M Company	29,279	4,677,320

General Electric Company	442,643	4,178,550

Honeywell International Incorporated	37,073	6,091,465

Roper Industries Incorporated	5,268	1,811,771

		16,759,106

Machinery: 1.48%

Caterpillar Incorporated	29,266	3,506,359

Cummins Incorporated	7,360	1,109,594

Deere & Company	16,195	2,270,053

Dover Corporation	7,370	658,952

Flowserve Corporation	6,660	309,357

Fortive Corporation	14,974	1,140,270

Illinois Tool Works Incorporated	15,349	2,143,334

Ingersoll-Rand plc	12,314	1,457,239

Paccar Incorporated	17,630	1,160,407

Parker-Hannifin Corporation	6,578	1,001,961

Pentair plc	8,017	279,152

Snap-on Incorporated	2,828	440,942

Stanley Black & Decker Incorporated	7,696	979,085

Wabtec Corporation «	8,064	503,032

Xylem Incorporated	9,130	677,629

		17,637,366

Professional Services: 0.31%

Equifax Incorporated	6,137	741,963

IHS Markit Limited †	18,481	1,060,625

Nielsen Holdings plc	18,074	410,822

Robert Half International Incorporated	6,055	324,911

Verisk Analytics Incorporated	8,314	1,163,960

		3,702,281

Road & Rail: 1.06%

CSX Corporation	39,400	2,934,118

J.B. Hunt Transport Services Incorporated	4,423	376,574

Kansas City Southern	5,133	581,466

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	33

Security name	Shares	Value

Road & Rail (continued)

Norfolk Southern Corporation	13,600	$2,653,904

Union Pacific Corporation	36,757	6,130,332

		12,676,394

Trading Companies & Distributors: 0.16%

Fastenal Company	29,102	890,230

United Rentals Incorporated †	4,047	445,575

W.W. Grainger Incorporated	2,293	600,055

		1,935,860

Information Technology: 20.63%

Communications Equipment: 1.20%

Arista Networks Incorporated †	2,657	649,876

Cisco Systems Incorporated	223,838	11,646,291

F5 Networks Incorporated †	3,023	399,278

Juniper Networks Incorporated	17,691	435,376

Motorola Solutions Incorporated	8,333	1,249,533

		14,380,354

Electronic Equipment, Instruments & Components: 0.44%

Amphenol Corporation Class A	15,157	1,318,659

Corning Incorporated	40,006	1,153,773

FLIR Systems Incorporated	6,888	332,897

IPG Photonics Corporation †	1,804	225,807

Keysight Technologies Incorporated †	9,547	717,266

TE Connectivity Limited	17,230	1,451,283

		5,199,685

IT Services: 5.25%

Accenture plc Class A	32,413	5,771,783

Akamai Technologies Incorporated †	8,299	625,413

Alliance Data Systems Corporation	2,318	318,725

Automatic Data Processing Incorporated	22,151	3,546,818

Broadridge Financial Solutions Incorporated	5,882	734,485

Cognizant Technology Solutions Corporation Class A	29,243	1,811,019

DXC Technology Company	13,641	648,493

Fidelity National Information Services Incorporated	16,420	1,975,326

Fiserv Incorporated †	19,912	1,709,644

FleetCor Technologies Incorporated †	4,366	1,127,345

Gartner Incorporated †	4,562	690,231

Global Payments Incorporated	8,014	1,234,477

International Business Machines Corporation	45,249	5,746,171

Jack Henry & Associates Incorporated	3,924	514,907

MasterCard Incorporated Class A	45,900	11,543,391

Paychex Incorporated	16,250	1,394,088

PayPal Holdings Incorporated †	59,656	6,547,246

Total System Services Incorporated	8,276	1,022,334

VeriSign Incorporated †	5,357	1,044,508

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

IT Services (continued)

Visa Incorporated Class A	88,994	$14,357,402

Western Union Company	22,165	430,001

		62,793,807

Semiconductors & Semiconductor Equipment: 3.46%

Advanced Micro Devices Incorporated †	44,798	1,227,913

Analog Devices Incorporated	18,728	1,809,499

Applied Materials Incorporated	48,275	1,867,760

Broadcom Incorporated	20,141	5,068,281

Intel Corporation	228,667	10,070,495

KLA-Tencor Corporation	8,400	865,788

Lam Research Corporation	7,759	1,354,799

Maxim Integrated Products Incorporated	13,902	731,106

Microchip Technology Incorporated «	12,050	964,362

Micron Technology Incorporated †	57,004	1,858,900

NVIDIA Corporation	30,814	4,174,064

Qorvo Incorporated †	6,244	382,008

QUALCOMM Incorporated	61,543	4,112,303

Skyworks Solutions Incorporated	8,851	589,742

Texas Instruments Incorporated	47,721	4,977,778

Xilinx Incorporated	12,873	1,317,037

		41,371,835

Software: 6.56%

Adobe Systems Incorporated †	24,800	6,718,320

Ansys Incorporated †	4,260	764,670

Autodesk Incorporated †	11,136	1,791,894

Cadence Design Systems Incorporated †	14,257	906,317

Citrix Systems Incorporated	6,363	598,886

Fortinet Incorporated †	7,375	534,540

Intuit Incorporated	13,174	3,225,654

Microsoft Corporation	390,123	48,250,413

Oracle Corporation	129,569	6,556,191

Red Hat Incorporated †	8,988	1,656,488

Salesforce.com Incorporated †	38,899	5,889,698

Symantec Corporation	32,503	608,781

Synopsys Incorporated †	7,611	886,225

		78,388,077

Technology Hardware, Storage & Peripherals: 3.72%

Apple Incorporated	227,778	39,877,094

Hewlett Packard Enterprise Company	70,017	960,633

HP Incorporated	77,977	1,456,610

NetApp Incorporated	12,558	743,434

Seagate Technology plc	13,037	545,598

Western Digital Corporation	14,789	550,447

Xerox Corporation	10,163	311,089

		44,444,905

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	35

Security name	Shares	Value

Materials: 2.55%

Chemicals: 1.89%

Air Products & Chemicals Incorporated	11,168	$2,273,693

Albemarle Corporation	5,377	340,364

Celanese Corporation Series A	6,514	618,374

CF Industries Holdings Incorporated	11,334	456,080

Dow Incorporated	38,217	1,787,027

DowDuPont Incorporated	114,652	3,499,179

Eastman Chemical Company	7,107	461,386

Ecolab Incorporated	12,881	2,371,263

FMC Corporation	6,847	502,912

International Flavors & Fragrances Incorporated «	5,151	697,548

Linde plc	28,020	5,059,011

LyondellBasell Industries NV Class A	15,476	1,149,093

PPG Industries Incorporated	11,995	1,255,277

The Mosaic Company	18,033	387,169

The Sherwin-Williams Company	4,149	1,740,298

		22,598,674

Construction Materials: 0.13%

Martin Marietta Materials Incorporated	3,175	668,338

Vulcan Materials Company	6,703	837,272

		1,505,610

Containers & Packaging: 0.29%

Avery Dennison Corporation	4,270	444,336

Ball Corporation	17,001	1,043,691

International Paper Company	20,352	843,997

Packaging Corporation of America	4,805	428,029

Sealed Air Corporation	7,914	331,597

WestRock Company	12,985	423,311

		3,514,961

Metals & Mining: 0.24%

Freeport-McMoRan Incorporated	73,682	715,452

Newmont Mining Corporation	41,554	1,375,022

Nucor Corporation	15,528	745,344

		2,835,818

Real Estate: 3.11%

Equity REITs: 3.05%

Alexandria Real Estate Equities Incorporated	5,732	839,222

American Tower Corporation	22,431	4,682,920

Apartment Investment & Management Company Class A	7,904	394,805

AvalonBay Communities Incorporated	7,043	1,429,799

Boston Properties Incorporated	7,857	1,027,931

Crown Castle International Corporation	21,131	2,747,241

Digital Realty Trust Incorporated	10,568	1,244,065

Duke Realty Corporation	18,267	549,654

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Equity REITs (continued)

Equinix Incorporated	4,237	$2,058,292

Equity Residential Company Limited	18,811	1,440,358

Essex Property Trust Incorporated	3,340	974,412

Extra Space Storage Incorporated	6,473	693,647

Federal Realty Investment Trust	3,781	494,290

HCP Incorporated	24,294	770,363

Host Hotels & Resorts Incorporated	37,652	681,878

Iron Mountain Incorporated	14,561	446,295

Kimco Realty Corporation	21,427	372,830

Mid-America Apartment Communities Incorporated	5,791	661,216

Prologis Incorporated	32,053	2,361,345

Public Storage Incorporated	7,631	1,815,262

Realty Income Corporation	15,447	1,082,526

Regency Centers Corporation	8,517	561,781

SBA Communications Corporation †	5,725	1,238,947

Simon Property Group Incorporated	15,710	2,546,434

SL Green Realty Corporation	4,255	365,930

The Macerich Company	5,383	195,564

UDR Incorporated	14,014	627,547

Ventas Incorporated	18,112	1,164,602

Vornado Realty Trust	8,817	583,950

Welltower Incorporated	19,646	1,595,648

Weyerhaeuser Company	37,960	865,488

		36,514,242

Real Estate Management & Development: 0.06%

CBRE Group Incorporated Class A †	15,881	725,762

Utilities: 3.33%

Electric Utilities: 2.00%

Alliant Energy Corporation	12,004	569,710

American Electric Power Company Incorporated	25,083	2,160,148

Duke Energy Corporation	36,968	3,164,830

Edison International	16,567	983,583

Entergy Corporation	9,640	935,755

Evergy Incorporated	12,948	752,797

Eversource Energy	16,118	1,190,153

Exelon Corporation	49,310	2,370,825

FirstEnergy Corporation	25,610	1,056,156

NextEra Energy Incorporated	24,314	4,819,278

Pinnacle West Capital Corporation	5,703	535,569

PPL Corporation	36,659	1,090,972

The Southern Company	52,606	2,814,421

Xcel Energy Incorporated	26,147	1,499,269

		23,943,466

Gas Utilities: 0.05%

Atmos Energy Corporation	5,944	605,099

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Index Portfolio	37

Security name			Shares	Value

Independent Power & Renewable Electricity Producers: 0.08%

AES Corporation			33,677	$532,097

NRG Energy Incorporated			14,288	486,364

				1,018,461

Multi-Utilities: 1.11%

Ameren Corporation			12,440	912,350

CenterPoint Energy Incorporated			25,485	724,793

CMS Energy Corporation			14,411	808,601

Consolidated Edison Incorporated			16,326	1,408,934

Dominion Energy Incorporated			40,644	3,055,616

DTE Energy Company			9,251	1,160,723

NiSource Incorporated			18,941	527,507

Public Service Enterprise Group Incorporated			25,702	1,510,250

Sempra Energy			13,935	1,831,756

WEC Energy Group Incorporated			16,040	1,292,022

				13,232,552

Water Utilities: 0.09%

American Water Works Company Incorporated			9,191	1,038,767

Total Common Stocks (Cost $383,304,766)				1,166,200,036

	Yield
Short-Term Investments: 2.48%

Investment Companies: 2.29%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51%		3,129,501	3,129,814

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30		24,217,403	24,217,403

				27,347,217

		Maturity date	Principal
U.S. Treasury Securities: 0.19%

U.S. Treasury Bill (z)#	1.83	6-13-2019	$2,268,000	2,266,500

Total Short-Term Investments (Cost $29,613,568)				29,613,717

Total investments in securities (Cost $412,918,334)	100.04%	1,195,813,753

Other assets and liabilities, net	(0.04)	(427,221)

Total net assets	100.00%	$1,195,386,532

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Index Portfolio	Portfolio of investments—May 31, 2019

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

S&P 500 Index	41	6-20-2019	$29,747,405	$28,214,150	$0	$(1,533,255)

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Financials
Banks
Wells Fargo & Company	308,208	890	100,899	208,199	$2,349,943	$(4,708,807)	$449,938	$9,237,790	0.77%

Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	6,535,529	51,479,964	54,885,992	3,129,501	141	(207)	77,452	3,129,814
Wells Fargo Government Money Market Fund Select Class	17,497,109	318,604,274	311,883,980	24,217,403	0	0	604,782	24,217,403

								27,347,217	2.29%

					$2,350,084	$(4,709,014)	$1,132,172	$36,585,007	3.06%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Index Portfolio	39

Assets
Investments in unaffiliated securities (including $3,025,927 of securities loaned), at value (cost $380,664,056)	$1,159,228,746
Investments in affiliated securities, at value (cost $32,254,278)	36,585,007
Receivable for dividends	2,448,106
Receivable for tax reclaims	624,323
Receivable for securities lending income, net	636
Prepaid expenses and other assets	186,800

Total assets	1,199,073,618

Liabilities
Payable upon receipt of securities loaned	3,127,781
Payable for daily variation margin on open futures contracts	387,450
Advisory fee payable	107,208
Accrued expenses and other liabilities	64,647

Total liabilities	3,687,086

Total net assets	$1,195,386,532

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Index Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Dividends (net of foreign dividend withholding taxes of $16,043)	$27,744,211
Income from affiliated securities	1,112,974
Interest	50,937

Total investment income	28,908,122

Expenses
Advisory fee	1,354,919
Custody and accounting fees	133,001
Professional fees	60,889
Shareholder report expenses	7,142
Trustees’ fees and expenses	20,971
Other fees and expenses	19,813

Net expenses	1,596,735

Net investment income	27,311,387

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	313,083,728
Affiliated securities	2,350,084
Futures contracts	903,750

Net realized gains on investments	316,337,562

Net change in unrealized gains (losses) on:
Unaffiliated securities	(286,211,751)
Affiliated securities	(4,709,014)
Futures contracts	(2,000,615)

Net change in unrealized gains (losses) on investments	(292,921,380)

Net realized and unrealized gains (losses) on investments	23,416,182

Net increase in net assets resulting from operations	$50,727,569

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Index Portfolio	41

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$27,311,387	$34,477,983
Net realized gains on investments	316,337,562	356,446,608
Net change in unrealized gains (losses) on investments	(292,921,380)	(130,957,468)

Net increase in net assets resulting from operations	50,727,569	259,967,123

Capital transactions
Transactions in investors’ beneficial interests
Contributions	3,884,910	15,647,891
Withdrawals	(513,193,862)	(637,181,697)

Net decrease in net assets resulting from capital transactions	(509,308,952)	(621,533,806)

Total decrease in net assets	(458,581,383)	(361,566,683)

Net assets
Beginning of period	1,653,967,915	2,015,534,598

End of period	$1,195,386,532	$1,653,967,915

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Index Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	3.67%	14.27%	17.36%	1.62%	11.69%
Ratios to average net assets (annualized)
Gross expenses	0.11%	0.10%	0.10%	0.11%	0.11%
Net expenses	0.11%	0.10%	0.10%	0.10%	0.11%
Net investment income	1.86%	1.84%	2.03%	2.12%	1.96%
Supplemental data
Portfolio turnover rate	4%	3%	9%	4%	4%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Index Portfolio	43

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management

44	Wells Fargo Index Portfolio	Notes to financial statements

receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Futures contracts

The Portfolio is subject to equity price risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $433,782,316 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$797,914,415

Gross unrealized losses	(37,416,233)

Net unrealized gains	$760,498,182

Notes to financial statements	Wells Fargo Index Portfolio	45

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$121,248,422	$0	$0	$121,248,422

Consumer discretionary	118,725,339	0	0	118,725,339

Consumer staples	86,380,267	0	0	86,380,267

Energy	57,496,953	0	0	57,496,953

Financials	153,435,613	0	0	153,435,613

Health care	165,909,897	0	0	165,909,897

Industrials	108,891,470	0	0	108,891,470

Information technology	246,578,663	0	0	246,578,663

Materials	30,455,063	0	0	30,455,063

Real estate	37,240,004	0	0	37,240,004

Utilities	39,838,345	0	0	39,838,345

Short-term investments

Investment companies	24,217,403	3,129,814	0	27,347,217

U.S. Treasury securities	2,266,500	0	0	2,266,500

Total assets	$1,192,683,939	$3,129,814	$0	$1,195,813,753

Liabilities

Futures contracts	$1,533,255	$0	$0	$1,533,255

Total liabilities	$1,533,255	$0	$0	$1,533,255

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

46	Wells Fargo Index Portfolio	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.100%

Next $500 million	0.100

Next $2 billion	0.075

Next $2 billion	0.075

Over $5 billion	0.050

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.09% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.05% and declining to 0.02% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolios may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $50,304,857 and $511,578,610, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2019, the Portfolio entered into futures contracts for to gain market exposure. The Portfolio had an average notional amount of $35,004,303 in long futures contracts during the year ended May 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

Notes to financial statements	Wells Fargo Index Portfolio	47

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

48	Wells Fargo Index Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Index Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Index Fund	49

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $322,442,393 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $26,860,120 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $439,456 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, $1,476,587 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

50	Wells Fargo Index Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Index Fund	51

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

52	Wells Fargo Index Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Index Fund	53

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Index Fund and Wells Fargo Index Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Index Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

54	Wells Fargo Index Fund	Other information (unaudited)

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was in range of its benchmark, the S&P 500 Index, for all periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

Other information (unaudited)	Wells Fargo Index Fund	55

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

56	Wells Fargo Index Fund	Other information (unaudited)

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403197 07-19 A283/AR283 05-19

Annual Report

May 31, 2019

Wells Fargo International Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Value Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo International Value Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo International Value Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo International Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

LSV Asset Management

Portfolio managers

Josef Lakonishok

Puneet Mansharamani, CFA®‡

Menno Vermeulen, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (WFFAX)	10-31-2003	-16.51	-1.74	4.02	-11.42	-0.57	4.64	1.35	1.35

Class C (WFVCX)	4-8-2005	-13.10	-1.33	3.84	-12.10	-1.33	3.84	2.10	2.10

Class R6 (WFRVX)[4]	7-31-2018	–	–	–	-11.08	-0.21	5.05	0.92	0.90

Administrator Class (WFVDX)	4-8-2005	–	–	–	-11.33	-0.49	4.80	1.27	1.25

Institutional Class (WFVIX)	8-31-2006	–	–	–	-11.13	-0.22	5.05	1.02	1.00

MSCI EAFE Value Index (Net)[5]	–	–	–	–	-8.23	-0.75	4.85	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Value Fund	7

Growth of $10,000 investment as of May 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 shares would be higher.

[5]

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Value Index (Net) is a free-float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of value securities within developed equity markets, excluding the U.S. and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the MSCI EAFE Value Index (Net). The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The MSCI EAFE Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. You cannot invest directly in an index.

[8]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. You cannot invest directly in an index.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

8	Wells Fargo International Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), for the 12-month period that ended May 31, 2019.

∎

The difficult environment for value stocks contributed to the underperformance given the Fund’s emphasis on deeper value stocks. The Fund’s underweight to utilities and overweight to consumer discretionary stocks relative to the benchmark also had a negative impact on results. While stock selection was strong in the consumer staples and financials sectors, this was offset by poor selection in the materials, industrials, and information technology (IT) sectors.

∎

From a portfolio composition perspective, changes to sector exposures during the period included an increase in consumer staples and health care stocks and a decrease in materials and consumer discretionary stocks. The Fund is overweight the industrials, consumer staples, and health care sectors relative to the value benchmark and underweight the financials, utilities, and real estate sectors.

International developed stock markets declined over the past 12 months.

International developed stock markets declined over the past 12 months, with the MSCI EAFE Index (Net)7 falling 5.75%. Value stocks trailed growth stocks in the period, as the MSCI EAFE Value Index (Net) declined 8.23%. Economically sensitive sectors including consumer discretionary, materials, and energy struggled over the past 12 months, while defensive sectors including utilities, consumer staples, and health care held up well in the down market. Emerging markets lagged developed markets over the reporting period, with the MSCI EM Index (Net)8 falling 8.70%, although value stocks held up better in emerging markets than in developed markets.

Ten largest holdings (%) as of May 31, 2019[9]

Roche Holding AG	2.55

Royal Dutch Shell plc Class B	2.16

Sanofi SA	1.79

GlaxoSmithKline plc	1.74

Total SA	1.60

Nippon Telegraph & Telephone Corporation	1.36

KDDI Corporation	1.30

BP plc	1.28

Swiss Life Holding AG	1.03

Enel SpA	0.99

The difficult environment for value stocks contributed to the underperformance given the Fund’s emphasis on deeper value stocks. The Fund’s exposure to emerging markets also had a negative impact on results, as emerging markets lagged developed markets. However, stock selection within the emerging market portion of the portfolio added value. The Fund’s underweight to utilities and overweight to consumer discretionary stocks relative to the value benchmark also had a negative impact on results. While stock selection was strong in the consumer staples and financials sectors, this was offset by poor selection in the materials, industrials, and IT sectors.

Top-contributing positions included Swiss pharmaceutical company Roche Holding Limited AG, which advanced nearly 30%, and financial holding Swiss Life Holding Limited, which was up nearly 40%. Emerging market holdings in Brazil and Russia added value, including Brazilian stocks JBS S.A., the largest meat processing company in the world; electric power company Companhia Energética de Minas Gerais SA (CEMIG)*; and Banco do Estado do Rio Grande do Sul, S.A. Russian oil and gas holdings LUKOIL PJSC and Gazprom Neft also added value. Underweights to Bayer AG and British American Tobacco plc* contributed positively in the period, as both stocks lagged. Detractors included German holdings Covestro AG in the materials sector and Leoni AG, a German manufacturing company in the consumer discretionary sector. Japanese holding Mitsubishi Gas Chemical Company, Incorporated, also detracted, while underweights to defensive stocks Novartis AG* and Nestle S.A.* in Switzerland, Commonwealth Bank of Australia*, and materials companies Rio Tinto Limited and BHP Billiton Limited* also had negative effects on results.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Value Fund	9

Sector distribution as of May 31, 2019[10]

Country allocation as of May 31, 2019[10]

The most significant changes to sector exposures during the period included an increase in consumer staples and health care stocks and a decrease in materials and consumer discretionary stocks. The Fund initiated a position in Imperial Brands PLC*, a U.K.-based tobacco company and added to Korean tobacco holding KT&G Corporation. The Fund also increased its exposure to several food companies and supermarkets, including Loblaw Companies Limited, METRO AG, Tate & Lyle PLC, and Carrefour S.A. The Fund added to holdings Astellas Pharma Incorporated, Roche, Sanofi S.A., and Sawai Pharmaceutical Company Limited in the pharmaceuticals industry and is now overweight health care stocks.

The Fund reduced its overweight to the consumer discretionary sector and is now equal to the value benchmark. The Fund sold Aoyama Trading Company Limited and DCM Holdings Company Limited in Japan, Automotive Holdings Group Limited and Retail Food Group Limited in Australia, and Ceconomy AG in Germany. The Fund also reduced its exposure to the materials sector by selling Petra Diamonds Limited in the U.K., Sumitomo Osaka Cement Company Limited in Japan, and Norwegian chemical company Yara International ASA and trimming its exposure to German chemical holding BASF SE, which had done well.

The Fund is overweight the industrials, consumer staples, and health care sectors relative to the value benchmark and underweight the financials, utilities, and real estate sectors.

We believe that the Fund remains attractive based on valuation.

While the Fund has struggled given the difficult environment for deep value stocks recently, we believe it remains attractively positioned from a valuation standpoint. The Fund holds a diversified portfolio of high-quality companies that are generating strong cash flow and earnings, with many paying attractive dividends yet trading at extremely attractive prices.

Please see footnotes on page 7.

10	Wells Fargo International Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$973.31	$6.62	1.34%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.23	$6.77	1.34%
Class C

Actual	$1,000.00	$969.28	$10.27	2.09%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.50	$10.51	2.09%
Class R6

Actual	$1,000.00	$974.80	$4.43	0.90%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.45	$4.53	0.90%
Administrator Class

Actual	$1,000.00	$973.82	$6.15	1.25%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Institutional Class

Actual	$1,000.00	$975.03	$4.92	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.03	1.00%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo International Value Fund	11

Security name	Value

Investment Companies: 99.75%

Affiliated Master Portfolio: 99.75%

Wells Fargo International Value Portfolio	$846,306,646

Total Investment Companies (Cost $911,697,342)	846,306,646

Total investments in securities (Cost $911,697,342)	99.75%	846,306,646

Other assets and liabilities, net	0.25	2,083,567

Total net assets	100.00%	$848,390,213

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo International Value Portfolio	95%	79%	$(1,507,425)	$(128,322,670)	$37,136,085	$1,334,691	$846,306,646	99.75%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Value Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $911,697,342)	$846,306,646
Receivable for Fund shares sold	10,063,771
Prepaid expenses and other assets	386,596

Total assets	856,757,013

Liabilities
Payable for Fund shares redeemed	8,200,978
Administration fees payable	106,325
Custody and accounting fee	30,560
Shareholder serving fee	15,527
Management fee payable	12,922
Distribution fee payable	488

Total liabilities	8,366,800

Total net assets	$848,390,213

NET ASSETS CONSIST OF
Paid-in capital	$900,986,185
Total distributable loss	(52,595,972)

Total net assets	$848,390,213

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$57,427,156
Shares outstanding – Class A1	4,238,135
Net asset value per share – Class A	$13.55
Maximum offering price per share – Class A2	$14.38
Net assets – Class C	$675,283
Shares outstanding – Class C1	51,152
Net asset value per share – Class C	$13.20
Net assets – Class R6	$328,788
Shares outstanding – Class R6[1]	24,557
Net asset value per share – Class R6	$13.39
Net assets – Administrator Class	$3,375,132
Shares outstanding – Administrator Class[1]	247,083
Net asset value per share – Administrator Class	$13.66
Net assets – Institutional Class	$786,583,854
Shares outstanding – Institutional Class[1]	58,735,894
Net asset value per share – Institutional Class	$13.39

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo International Value Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $5,178,150)	$37,136,085
Affiliated income allocated from affiliated Master Portfolio	1,334,691
Expenses allocated from affiliated Master Portfolio	(7,016,491)

Total investment income	31,454,285

Expenses
Management fee	441,541
Administration fees
Class A	117,503
Class C	2,121
Class R6	17 [1]
Administrator Class	5,273
Institutional Class	1,068,609
Shareholder servicing fees
Class A	139,885
Class C	2,525
Administrator Class	10,139
Distribution fee
Class C	7,573
Custody and accounting fees	26,072
Professional fees	31,123
Registration fees	104,723
Shareholder report expenses	99,819
Trustees’ fees and expenses	20,993
Other fees and expenses	16,232

Total expenses	2,094,148
Less: Fee waivers and/or expense reimbursements	(113,975)

Net expenses	1,980,173

Net investment income	29,474,112

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(1,507,425)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(128,322,670)

Net realized and unrealized gains (losses) on investments	(129,830,095)

Net decrease in net assets resulting from operations	$(100,355,983)

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Value Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$29,474,112		$19,745,024
Net realized gains (losses) on investments		(1,507,425)		14,310,484
Net change in unrealized gains (losses) on investments		(128,322,670)		21,273,653

Net increase (decrease) in net assets resulting from operations		(100,355,983)		55,329,161

Distributions to shareholders from net investment income and net realized gains
Class A		(1,313,945)		(53,028)
Class C		(14,168)		(19,938)
Class R6		(596)[2]		N/A
Administrator Class		(77,201)		(104,265)
Institutional Class		(20,194,351)		(22,325,915)

Total distributions to shareholders		(21,600,261)		(22,503,146)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,672,486	53,518,580	2,633,442	42,441,930
Class C	16,692	242,225	31,890	496,381
Class R6	24,567 [2]	344,146 [2]	N/A	N/A
Administrator Class	32,361	477,105	150,614	2,424,464
Institutional Class	18,526,386	265,263,060	18,051,179	284,422,225

		319,845,116		329,785,000

Reinvestment of distributions
Class A	100,957	1,313,445	3,299	52,993
Class C	1,114	14,168	1,271	19,890
Administrator Class	5,827	76,387	6,369	102,738
Institutional Class	1,565,162	20,081,032	1,408,571	22,297,672

		21,485,032		22,473,293

Payment for shares redeemed
Class A	(2,002,351)	(28,345,901)	(342,547)	(5,580,817)
Class C	(41,168)	(575,161)	(15,622)	(244,651)
Class R6	(10)[2]	(134)[2]	N/A	N/A
Administrator Class	(169,343)	(2,557,464)	(138,280)	(2,200,897)
Institutional Class	(14,671,752)	(210,525,992)	(14,341,542)	(228,026,971)

		(242,004,652)		(236,053,336)

Net increase in net assets resulting from capital share transactions		99,325,496		116,204,957

Total increase (decrease) in net assets		(22,630,748)		149,030,972

Net assets
Beginning of period		871,020,961		721,989,989

End of period		$848,390,213		$871,020,961

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $9,444,288. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

[2]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.68	$14.88	$12.83	$14.85	$15.45
Net investment income	0.47 [1]	0.72 [1]	0.09 [1]	0.26	0.26 [1]
Net realized and unrealized gains (losses) on investments	(2.27)	0.35	2.26	(2.08)	(0.53)

Total from investment operations	(1.80)	1.07	2.35	(1.82)	(0.27)
Distributions to shareholders from
Net investment income	(0.33)	(0.27)	(0.30)	(0.20)	(0.33)
Net asset value, end of period	$13.55	$15.68	$14.88	$12.83	$14.85
Total return[2]	(11.42)%	7.12%	18.65%	(12.31)%	(1.55)%
Ratios to average net assets (annualized)
Gross expenses[3]	1.34%	1.34%	1.39%	1.46%	1.50%
Net expenses[3]	1.33%	1.34%	1.35%	1.39%	1.49%
Net investment income[3]	3.22%	4.48%	0.69%	1.98%	1.80%
Supplemental data
Portfolio turnover rate[4]	13%	15%	41%	14%	18%
Net assets, end of period (000s omitted)	$57,427	$38,677	$2,571	$4,981	$5,768

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.80%
Year ended May 31, 2018	0.81%
Year ended May 31, 2017	0.85%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.24	$14.60	$12.56	$14.54	$15.16
Net investment income	0.36	0.21	0.23	0.17	0.13
Net realized and unrealized gains (losses) on investments	(2.21)	0.73	1.97	(2.05)	(0.51)

Total from investment operations	(1.85)	0.94	2.20	(1.88)	(0.38)
Distributions to shareholders from
Net investment income	(0.19)	(0.30)	(0.16)	(0.10)	(0.24)
Net asset value, end of period	$13.20	$15.24	$14.60	$12.56	$14.54
Total return[1]	(12.10)%	6.36%	17.69%	(12.95)%	(2.37)%
Ratios to average net assets (annualized)
Gross expenses[2]	2.08%	2.10%	2.16%	2.21%	2.25%
Net expenses[2]	2.08%	2.10%	2.10%	2.14%	2.24%
Net investment income[2]	1.92%	1.40%	1.57%	1.25%	1.07%
Supplemental data
Portfolio turnover rate[3]	13%	15%	41%	14%	18%
Net assets, end of period (000s omitted)	$675	$1,135	$832	$783	$920

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	17

(For a share outstanding throughout the period)

CLASS R6	Year ended May 31, 2019[1]
Net asset value, beginning of period	$15.44
Net investment income	0.51
Net realized and unrealized gains (losses) on investments	(2.19)

Total from investment operations	(1.68)
Distributions to shareholders from
Net investment income	(0.37)
Net asset value, end of period	$13.39
Total return[2]	(10.85)%
Ratios to average net assets (annualized)
Gross expenses[3]	0.92%
Net expenses[3]	0.89%
Net investment income[3]	7.19%
Supplemental data
Portfolio turnover rate[4]	13%
Net assets, end of period (000s omitted)	$329

[1]	For the period from July 31, 2018 (commencement of class operations) to May 31, 2019

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio in the amount of 0.79%.

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.76	$15.04	$12.91	$14.73	$15.35
Net investment income	0.43 [1]	0.37 [1]	0.33 [1]	0.14 [1]	0.28
Net realized and unrealized gains (losses) on investments	(2.23)	0.73	2.05	(1.96)	(0.52)

Total from investment operations	(1.80)	1.10	2.38	(1.82)	(0.24)
Distributions to shareholders from
Net investment income	(0.30)	(0.38)	(0.25)	0.00	(0.38)
Net asset value, end of period	$13.66	$15.76	$15.04	$12.91	$14.73
Total return	(11.33)%	7.25%	18.66%	(12.36)%	(1.35)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.25%	1.27%	1.33%	1.36%	1.34%
Net expenses[2]	1.24%	1.25%	1.25%	1.25%	1.25%
Net investment income[2]	2.92%	2.30%	2.46%	0.99%	2.12%
Supplemental data
Portfolio turnover rate[3]	13%	15%	41%	14%	18%
Net assets, end of period (000s omitted)	$3,375	$5,961	$5,407	$11,873	$487,582

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.87%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.48	$14.80	$12.73	$14.75	$15.38
Net investment income	0.48 [1]	0.41	0.39	0.36	0.29
Net realized and unrealized gains (losses) on investments	(2.22)	0.71	1.99	(2.12)	(0.51)

Total from investment operations	(1.74)	1.12	2.38	(1.76)	(0.22)
Distributions to shareholders from
Net investment income	(0.35)	(0.44)	(0.31)	(0.26)	(0.41)
Net asset value, end of period	$13.39	$15.48	$14.80	$12.73	$14.75
Total return	(11.13)%	7.51%	19.04%	(11.98)%	(1.19)%
Ratios to average net assets (annualized)
Gross expenses[2]	1.01%	1.02%	1.07%	1.13%	1.07%
Net expenses[2]	0.99%	1.00%	1.00%	1.00%	1.05%
Net investment income[2]	3.35%	2.43%	2.95%	2.81%	2.42%
Supplemental data
Portfolio turnover rate[3]	13%	15%	41%	14%	18%
Net assets, end of period (000s omitted)	$786,584	$825,247	$713,180	$456,239	$3,793

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.79%
Year ended May 31, 2018	0.82%
Year ended May 31, 2017	0.86%
Year ended May 31, 2016	0.91%
Year ended May 31, 2015	0.91%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 79% of Wells Fargo International Value Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $915,995,508 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0

Gross unrealized losses	(69,688,862)

Net unrealized losses	$(69,688,862)

Notes to financial statements	Wells Fargo International Value Fund	21

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to expiration of capital loss carryforwards. At May 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable loss

$(4,561,591)	$4,561,591

As of May 31, 2019, the Fund had capital loss carryforwards which consist of $873,586 in short-term capital losses and $2,121,084 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo International Value Portfolio	Seek long-term capital appreciation	$846,306,646

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

22	Wells Fargo International Value Fund	Notes to financial statements

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.25% for Administrator Class shares, and 1.00% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $986 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $367,772,058 and $111,522,356, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged

Notes to financial statements	Wells Fargo International Value Fund	23

to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $21,600,261 and $22,503,146 of ordinary income for the years ended May 31, 2019 And May 31, 2018, respectively.

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Capital loss carryforward

$20,087,560	$(69,688,862)	$(2,994,670)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income

Class A	$53,028

Class C	19,938

Administrator Class	104,265

Institutional Class	22,325,915

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo International Value Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo International Value Portfolio	25

Security name	Shares	Value

Common Stocks: 96.06%

Australia: 5.59%

AGL Energy Limited (Utilities, Multi-Utilities)	263,700	$3,759,185

Asaleo Care Limited (Consumer Staples, Personal Products) †	713,500	433,086

BlueScope Steel Limited (Materials, Metals & Mining)	266,242	1,946,655

Coca-Cola Amatil Limited (Consumer Staples, Beverages)	960,600	6,350,491

CSR Limited (Materials, Construction Materials)	897,866	2,485,171

Fortescue Metals Group Limited (Materials, Metals & Mining)	927,200	5,177,750

Harvey Norman Holdings Limited (Consumer Discretionary, Multiline Retail) «	1,226,186	3,538,519

Lendlease Corporation Limited (Real Estate, Real Estate Management & Development)	407,700	4,030,207

Macquarie Group Limited (Financials, Capital Markets)	47,800	3,989,343

Metcash Limited (Consumer Staples, Food & Staples Retailing)	1,164,200	2,382,437

Mineral Resources Limited (Materials, Metals & Mining)	300,500	3,131,023

Mirvac Group (Real Estate, Equity REITs)	2,065,070	4,340,594

Myer Holdings Limited (Consumer Discretionary, Multiline Retail) †	1,702,400	791,240

Qantas Airways Limited (Industrials, Airlines)	1,142,785	4,399,763

Rio Tinto Limited (Materials, Metals & Mining)	134,687	9,371,269

South32 Limited (Materials, Metals & Mining)	1,583,900	3,647,856

		59,774,589

Austria: 0.81%

OMV AG (Energy, Oil, Gas & Consumable Fuels)	89,986	4,231,217

Raiffeisen Bank International AG (Financials, Banks)	111,330	2,589,431

Voestalpine AG (Materials, Metals & Mining)	69,168	1,805,824

		8,626,472

Belgium: 0.62%

Bpost SA (Industrials, Air Freight & Logistics)	68,200	670,316

UCB SA (Health Care, Pharmaceuticals)	77,200	5,905,987

		6,576,303

Brazil: 1.17%

Banco de Brasil SA (Financials, Banks)	268,900	3,553,171

Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	282,500	4,473,694

JBS SA (Consumer Staples, Food Products)	805,600	4,487,931

		12,514,796

Canada: 1.00%

Loblaw Companies Limited (Consumer Staples, Food & Staples Retailing)	80,100	4,110,488

Magna International Incorporated (Consumer Discretionary, Auto Components)	90,400	3,871,897

WestJet Airlines Limited (Industrials, Airlines)	120,000	2,680,379

		10,662,764

China: 3.42%

Agile Property Holdings Limited (Real Estate, Real Estate Management & Development)	1,900,000	2,406,643

China Communications Services Corporation Limited H Shares (Industrials, Construction & Engineering)	2,836,000	2,123,505

China Petroleum & Chemical Corporation H Shares (Energy, Oil, Gas & Consumable Fuels)	6,634,000	4,417,279

China Railway Construction Corporation Limited H Shares (Industrials, Construction & Engineering)	3,201,500	3,744,827

China Resources Cement Holdings Limited (Materials, Construction Materials)	4,106,000	3,561,531

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

China (continued)

China Telecom Corporation Limited H Shares (Communication Services, Diversified Telecommunication Services)	10,590,000	$5,322,321

Dongfeng Motor Group Company Limited H Shares (Consumer Discretionary, Automobiles)	3,154,000	2,598,981

Nine Dragons Paper Holdings Limited (Materials, Paper & Forest Products)	3,216,000	2,563,923

PICC Property & Casualty Company Limited H Shares (Financials, Insurance)	4,298,000	4,643,642

Shanghai Pharmaceuticals Holding Company Limited H Shares (Health Care, Health Care Providers & Services)	1,061,600	2,096,239

Shenzhen International Holdings Limited H Shares (Industrials, Transportation Infrastructure)	1,777,300	3,124,056

		36,602,947

Denmark: 0.62%

Danske Bank AS (Financials, Banks)	150,300	2,463,251

DFDS AS (Industrials, Marine)	59,227	2,253,127

Sydbank AS (Financials, Banks)	102,782	1,927,005

		6,643,383

Finland: 0.60%

Nordea Bank AB (Financials, Banks)	203,700	1,438,466

Outokumpu Oyj (Materials, Metals & Mining) «	695,100	2,043,829

UPM-Kymmene Oyj (Materials, Paper & Forest Products)	118,000	2,955,487

		6,437,782

France: 8.99%

Air France-KLM (Industrials, Airlines) †	288,100	2,489,839

Arkema SA (Materials, Chemicals)	42,992	3,607,902

AXA SA (Financials, Insurance)	282,700	6,973,268

BNP Paribas SA (Financials, Banks) «	123,579	5,643,050

Carrefour SA (Consumer Staples, Food & Staples Retailing)	149,000	2,803,108

Compagnie de Saint-Gobain SA (Industrials, Building Products) «	152,637	5,527,354

Compagnie Generale des Etablissements Michelin SCA (Consumer Discretionary, Auto Components) «	32,700	3,760,846

Credit Agricole SA (Financials, Banks)	219,328	2,506,578

Engie SA (Utilities, Multi-Utilities) «	328,900	4,574,511

Natixis SA (Financials, Capital Markets) «	1,250,400	5,739,797

Neopost SA (Information Technology, Technology Hardware, Storage & Peripherals)	66,600	1,459,027

Orange SA (Communication Services, Diversified Telecommunication Services) «	586,700	9,202,263

Renault SA (Consumer Discretionary, Automobiles)	55,900	3,367,233

Sanofi SA (Health Care, Pharmaceuticals)	238,389	19,238,686

SCOR SE (Financials, Insurance)	9,900	407,332

Societe Generale SA (Financials, Banks) «	63,400	1,590,781

Total SA (Energy, Oil, Gas & Consumable Fuels)	329,000	17,142,174

		96,033,749

Germany: 7.48%

Allianz AG (Financials, Insurance)	44,428	9,869,966

Aurubis AG (Materials, Metals & Mining)	43,296	1,896,514

BASF SE (Materials, Chemicals)	108,900	7,185,099

Bayer AG (Health Care, Pharmaceuticals)	90,600	5,346,112

Bayerische Motoren Werke AG (Consumer Discretionary, Automobiles)	91,500	6,339,636

Covestro AG (Materials, Chemicals) 144A	132,837	5,821,687

Daimler AG (Consumer Discretionary, Automobiles)	106,990	5,550,091

Deutsche Lufthansa AG (Industrials, Airlines)	223,600	4,259,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo International Value Portfolio	27

Security name	Shares	Value

Germany (continued)

Deutsche Post AG (Industrials, Air Freight & Logistics)	85,100	$2,507,932

Kloeckner & Company SE (Industrials, Trading Companies & Distributors) «	344,100	1,841,330

Leoni AG (Consumer Discretionary, Auto Components) «†	72,900	1,140,978

Metro AG (Consumer Staples, Food & Staples Retailing)	368,900	5,814,965

Muenchener Rueckversicherungs Gesellschaft AG (Financials, Insurance)	28,119	6,788,379

Rheinmetall AG (Industrials, Industrial Conglomerates)	30,300	3,225,871

Siemens AG (Industrials, Industrial Conglomerates)	34,200	3,875,670

Siltronic AG (Information Technology, Semiconductors & Semiconductor Equipment)	27,422	1,875,443

Volkswagen AG (Consumer Discretionary, Automobiles)	41,837	6,641,498

		79,980,171

Hong Kong: 2.66%

China Water Affairs Group Limited (Utilities, Water Utilities)	1,965,000	1,904,956

Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	3,948,000	3,369,086

Lee & Man Paper Manufacturing Limited (Materials, Paper & Forest Products)	3,155,000	2,052,478

Sinotruk Hong Kong Limited (Industrials, Machinery) «	3,095,000	5,866,625

Skyworth Digital Holdings Limited (Consumer Discretionary, Household Durables)	8,404,000	2,208,321

WH Group Limited (Consumer Staples, Food Products) 144A	4,355,500	3,922,397

Wheelock & Company Limited (Real Estate, Real Estate Management & Development)	379,000	2,509,085

Xinyi Glass Holdings Limited (Consumer Discretionary, Auto Components)	2,816,000	2,819,754

Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	1,364,000	3,819,071

		28,471,773

India: 0.52%

REC Limited (Financials, Diversified Financial Services)	1,086,900	2,254,392

Tech Mahindra Limited (Information Technology, IT Services)	307,494	3,354,841

		5,609,233

Ireland: 0.68%

C&C Group plc (Consumer Staples, Beverages)	240,000	977,283

Grafton Group plc (Industrials, Trading Companies & Distributors)	248,800	2,675,208

Smurfit Kappa Group plc (Materials, Containers & Packaging)	130,200	3,607,232

		7,259,723

Israel: 0.33%

Bank Hapoalim Limited (Financials, Banks)	320,800	2,310,203

Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals) †	136,844	1,179,068

		3,489,271

Italy: 2.49%

A2A SpA (Utilities, Multi-Utilities)	2,121,107	3,458,423

Enel SpA (Utilities, Electric Utilities)	1,706,600	10,619,361

Leonardo-Finmeccanica SpA (Industrials, Aerospace & Defense)	342,737	3,806,679

Mediobanca SpA (Financials, Banks)	371,363	3,431,789

UnipolSai Assicurazioni SpA (Financials, Insurance) «	2,160,500	5,266,480

		26,582,732

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Japan: 21.66%

Adeka Corporation (Materials, Chemicals)	203,500	$2,852,549

Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	119,800	3,985,410

Aozora Bank Limited (Financials, Banks)	64,900	1,580,502

Asahi Glass Company Limited (Industrials, Building Products)	121,800	3,928,307

Astellas Pharma Incorporated (Health Care, Pharmaceuticals)	278,500	3,758,651

Brother Industries Limited (Information Technology, Technology Hardware, Storage & Peripherals)	200,800	3,452,133

Central Glass Company Limited (Industrials, Building Products)	68,000	1,500,374

Credit Saison Company Limited (Financials, Consumer Finance)	329,900	3,561,879

Denka Company Limited (Materials, Chemicals)	99,700	2,861,321

DIC Incorporated (Materials, Chemicals)	124,900	3,048,590

Dowa Mining Company Limited (Materials, Metals & Mining)	56,900	1,780,012

Fujikura Limited (Industrials, Electrical Equipment)	435,200	1,437,748

Geo Holdings Corporation (Consumer Discretionary, Specialty Retail)	133,700	1,686,595

Hitachi Capital Corporation (Financials, Consumer Finance)	93,300	1,979,391

Hitachi Limited (Information Technology, Electronic Equipment, Instruments & Components)	165,800	5,639,633

Idemitsu Kosan Company Limited (Energy, Oil, Gas & Consumable Fuels)	59,614	1,691,626

Isuzu Motors Limited (Consumer Discretionary, Automobiles)	434,600	4,812,625

Itochu Corporation (Industrials, Trading Companies & Distributors)	530,100	9,778,711

Japan Airlines Company Limited (Industrials, Airlines)	108,600	3,420,401

JFE Holdings Incorporated (Materials, Metals & Mining)	263,600	3,668,240

JTEKT Corporation (Industrials, Machinery)	322,100	3,424,161

JXTG Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	754,900	3,612,012

Kaken Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	44,700	2,120,223

KDDI Corporation (Communication Services, Wireless Telecommunication Services)	544,200	14,003,618

Keihin Corporation (Consumer Discretionary, Auto Components)	180,400	2,348,954

Komatsu Limited (Industrials, Machinery)	236,900	5,282,786

Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	2,984,174

Makino Milling Machine Company Limited (Industrials, Machinery)	79,400	2,754,985

Marubeni Corporation (Industrials, Trading Companies & Distributors)	1,051,700	6,632,509

Mazda Motor Corporation (Consumer Discretionary, Automobiles)	283,200	2,774,113

Mitsubishi Electric Corporation (Industrials, Electrical Equipment)	292,500	3,672,277

Mitsubishi Gas Chemical Company Incorporated (Materials, Chemicals)	195,500	2,444,540

Mitsubishi UFJ Financial Group Incorporated (Financials, Banks)	921,500	4,261,188

Mitsubishi UFJ Lease & Finance Company Limited (Financials, Diversified Financial Services)	699,300	3,497,629

Mitsui Chemicals Incorporated (Materials, Chemicals)	177,100	3,901,054

Mixi Incorporated (Communication Services, Interactive Media & Services)	54,400	1,150,600

Mizuho Financial Group Incorporated (Financials, Banks)	3,425,200	4,858,148

Morinaga Milk Industry Company Limited (Consumer Staples, Food Products)	134,500	4,896,438

Nippon Telegraph & Telephone Corporation (Communication Services, Diversified Telecommunication Services)	324,200	14,557,811

Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	587,500	3,982,628

Nisshinbo Holdings Incorporated (Industrials, Industrial Conglomerates)	82,500	574,032

NTN Corporation (Industrials, Machinery)	1,133,600	2,991,829

NTT DOCOMO Incorporated (Communication Services, Wireless Telecommunication Services)	98,600	2,270,625

ORIX Corporation (Financials, Diversified Financial Services)	469,600	6,651,926

Resona Holdings Incorporated (Financials, Banks)	1,348,600	5,723,445

Ryobi Limited (Industrials, Machinery)	117,400	2,149,417

Sawai Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	81,600	4,209,330

Sojitz Corporation (Industrials, Trading Companies & Distributors)	1,855,500	5,975,818

Sompo Holdings Incorporated NKSJ Holdings Inc(Financials, Insurance)	85,400	3,240,574

Sumitomo Heavy Industries Limited (Industrials, Machinery)	140,900	4,479,311

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo International Value Portfolio	29

Security name	Shares	Value

Japan (continued)

Sumitomo Mitsui Financial Group Incorporated (Financials, Banks)	173,200	$6,046,377

Teijin Limited (Materials, Chemicals)	279,600	4,574,639

The Keiyo Bank Limited (Financials, Banks)	224,300	1,293,660

The Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	172,900	2,894,298

Toho Holdings Company Limited (Health Care, Health Care Providers & Services)	63,000	1,412,144

Tokyo Electron Limited (Information Technology, Semiconductors & Semiconductor Equipment)	2,700	368,505

Toyo Ink SC Holding Company Limited (Materials, Chemicals)	75,000	1,565,542

Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	165,400	2,068,168

Toyota Boshoku Corporation (Consumer Discretionary, Auto Components)	180,900	2,223,585

UBE Industries Limited (Materials, Chemicals)	149,300	2,867,100

ULVAC Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	107,300	3,084,386

West Japan Railway Company (Industrials, Road & Rail)	67,100	5,263,231

		231,512,488

Liechtenstein: 0.02%

VP Bank AG (Financials, Capital Markets)	1,379	216,508

Malaysia: 0.30%

Tenaga Nasional Bhd (Utilities, Electric Utilities)	1,062,400	3,219,778

Netherlands: 2.88%

ABN AMRO Group NV (Financials, Banks) 144A	161,500	3,417,149

Aegon NV (Financials, Insurance) «	566,623	2,592,780

ASR Nederland NV (Financials, Insurance)	83,831	3,180,415

ING Groep NV (Financials, Banks)	282,500	3,059,692

Koninklijke Ahold Delhaize NV (Consumer Staples, Food & Staples Retailing)	437,386	9,838,479

Philips Lighting NV (Industrials, Electrical Equipment) 144A	161,000	4,309,473

RHI Magnesita NV (Materials, Construction Materials)	64,721	3,940,517

X5 Retail Group NV GDR (Consumer Staples, Food & Staples Retailing)	14,352	422,236

		30,760,741

Norway: 1.41%

Den Norske Bank ASA (Financials, Banks)	221,600	3,757,606

Grieg Seafood ASA (Consumer Staples, Food Products)	336,787	4,779,522

Leroy Seafood Group ASA (Consumer Staples, Food Products) «	558,599	3,829,649

Mowi ASA (Consumer Staples, Food Products)	117,900	2,734,749

		15,101,526

Poland: 0.12%

Asseco Poland SA (Information Technology, Software)	93,400	1,245,268

Russia: 1.57%

Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	136,114	3,852,026

Gazprom Neft ADR (Energy, Oil, Gas & Consumable Fuels)	886	25,286

Gazprom PAO ADR (Energy, Oil, Gas & Consumable Fuels)	781,547	5,134,764

Lukoil OAO ADR (Energy, Oil, Gas & Consumable Fuels) «	46,800	3,731,364

Lukoil PJSC ADR (Energy, Oil, Gas & Consumable Fuels)	50,101	4,036,137

		16,779,577

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Singapore: 0.60%

DBS Group Holdings Limited (Financials, Banks)	185,700	$3,283,579

United Overseas Bank Limited (Financials, Banks)	184,100	3,149,414

		6,432,993

South Africa: 0.30%

Absa Group Limited (Financials, Banks)	274,900	3,189,434

South Korea: 2.22%

BNK Financial Group Incorporated (Financials, Banks)	440,300	2,551,071

E-MART Incorporated (Consumer Staples, Food & Staples Retailing)	8,500	1,027,794

Industrial Bank of Korea (Financials, Banks)	264,500	3,076,098

JB Financial Group Company Limited (Financials, Banks)	25,418	119,097

KB Financial Group Incorporated (Financials, Banks)	79,300	2,916,567

KT&G Corporation (Consumer Staples, Tobacco)	38,400	3,256,697

LG Uplus Corporation (Communication Services, Diversified Telecommunication Services)	351,800	4,120,925

SK Telecom Company Limited (Communication Services, Wireless Telecommunication Services)	17,400	3,660,005

Woori Financial Group Incorporated (Financials, Banks)	254,400	2,969,317

		23,697,571

Spain: 1.78%

Banco Santander Central Hispano SA (Financials, Banks)	731,000	3,227,348

Distribuidora Internacional SA (Consumer Staples, Food & Staples Retailing)	391,000	257,715

Iberdrola SA (Utilities, Electric Utilities)	389,400	3,616,741

International Consolidated Airlines Group SA (Industrials, Airlines)	548,044	3,125,512

Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	542,137	8,757,675

		18,984,991

Sweden: 2.03%

Boliden AB (Materials, Metals & Mining)	102,400	2,334,829

Boliden AB (Materials, Metals & Mining) †(a)	102,400	45,876

Electrolux AB Class B (Consumer Discretionary, Household Durables)	162,100	3,525,176

Sandvik AB (Industrials, Machinery)	240,700	3,718,437

Skandinaviska Enskilda Banken AB Class A (Financials, Banks)	272,700	2,422,173

Volvo AB Class B (Industrials, Machinery)	689,107	9,643,169

		21,689,660

Switzerland: 7.06%

Baloise Holding AG (Financials, Insurance)	39,946	6,646,695

Credit Suisse Group AG (Financials, Capital Markets)	168,600	1,917,957

Helvetia Holding AG (Financials, Insurance)	31,465	3,871,648

Roche Holding AG (Health Care, Pharmaceuticals)	104,400	27,433,348

Swiss Life Holding AG (Financials, Insurance)	24,300	11,059,685

Swiss Reinsurance AG (Financials, Insurance)	91,400	8,672,160

UBS Group AG (Financials, Capital Markets)	424,002	4,891,109

Valiant Holding AG (Financials, Banks)	17,400	1,859,476

Zurich Insurance Group AG (Financials, Insurance)	27,970	9,073,314

		75,425,392

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo International Value Portfolio	31

Security name	Shares	Value

Taiwan: 0.56%

Catcher Technology Company Limited (Information Technology, Technology Hardware, Storage & Peripherals)	328,000	$1,992,123

Pegatron Corporation (Information Technology, Technology Hardware, Storage & Peripherals)	600,000	977,461

Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	1,283,000	3,015,481

		5,985,065

Thailand: 1.00%

Bangchak Corporation PCL (Energy, Oil, Gas & Consumable Fuels)	2,321,100	2,163,597

Krung Thai Bank PCL ADR (Financials, Banks)	5,181,900	3,127,397

Quality Houses PCL (Real Estate, Real Estate Management & Development)	15,516,900	1,480,718

Thai Oil PCL (Energy, Oil, Gas & Consumable Fuels)	744,000	1,392,906

Thanachart Capital PCL	1,481,500	2,481,065

		10,645,683

Turkey: 0.49%

Koç Holding AS (Industrials, Industrial Conglomerates)	1,184,300	3,299,492

TAV Havalimanlari Holding AS (Industrials, Transportation Infrastructure)	439,000	1,917,116

		5,216,608

United Kingdom: 15.08%

3i Group plc (Financials, Capital Markets)	364,800	4,847,194

Anglo American plc (Materials, Metals & Mining)	267,586	6,410,700

Aviva plc (Financials, Insurance)	704,391	3,603,069

Babcock International Group plc (Industrials, Commercial Services & Supplies)	331,300	1,875,592

BAE Systems plc (Industrials, Aerospace & Defense)	1,687,100	9,649,310

Barclays plc (Financials, Banks)	715,000	1,349,942

Barratt Developments plc (Consumer Discretionary, Household Durables)	480,975	3,393,044

Bellway plc (Consumer Discretionary, Household Durables)	80,100	2,775,712

Bovis Homes Group plc (Consumer Discretionary, Household Durables)	244,800	3,028,343

BP plc (Energy, Oil, Gas & Consumable Fuels)	2,015,036	13,759,094

BT Group plc (Communication Services, Diversified Telecommunication Services)	1,099,700	2,693,836

Centrica plc (Utilities, Multi-Utilities)	2,517,300	2,976,270

Crest Nicholson Holdings plc (Consumer Discretionary, Household Durables)	345,400	1,600,839

Debenhams plc (Consumer Discretionary, Multiline Retail) «(a)†	395,800	0

Firstgroup plc (Industrials, Road & Rail) †	952,400	1,388,294

GlaxoSmithKline plc (Health Care, Pharmaceuticals)	965,207	18,633,410

Highland Gold Mining Limited (Materials, Metals & Mining) «	1,280,734	2,691,056

Imperial Tobacco Group plc (Consumer Staples, Tobacco)	283,391	6,861,004

Inchcape plc (Consumer Discretionary, Distributors)	423,425	3,136,945

J Sainsbury plc (Consumer Staples, Food & Staples Retailing)	1,270,500	3,214,065

Kingfisher plc (Consumer Discretionary, Specialty Retail)	1,323,253	3,578,381

Legal & General Group plc (Financials, Insurance)	2,314,194	7,507,395

Lloyds Banking Group plc (Financials, Banks)	8,916,700	6,454,883

Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)	705,000	2,007,199

Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)	893,000	1,209,132

Mitchells & Butlers plc (Consumer Discretionary, Hotels, Restaurants & Leisure) †	367,200	1,285,924

Paragon Group of Companies plc (Financials, Thrifts & Mortgage Finance)	501,100	2,754,525

Petrofac Limited (Energy, Energy Equipment & Services)	522,047	2,733,051

Premier Foods plc (Consumer Staples, Food Products) †	73,926	33,179

QinetiQ Group plc (Industrials, Aerospace & Defense)	773,800	2,850,697

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo International Value Portfolio	Portfolio of investments—May 31, 2019

Security name			Shares	Value

United Kingdom (continued)

Quilter plc (Financials, Capital Markets)			615,246	$1,028,751

Redrow plc (Consumer Discretionary, Household Durables)			420,064	2,894,308

Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)			740,200	23,146,954

Royal Mail plc (Industrials, Air Freight & Logistics)			539,626	1,399,920

Tate & Lyle plc (Consumer Staples, Food Products)			497,300	4,540,553

The Berkeley Group Holdings plc (Consumer Discretionary, Household Durables)			75,800	3,350,221

The Restaurant Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)			338,594	558,628

				161,221,420

Total Common Stocks (Cost $1,117,875,331)				1,026,590,391

	Dividend yield
Preferred Stocks: 0.99%

Brazil: 0.99%

Banco do Estado do Rio Grande do Sul SA Class B (Financials, Banks)	0.37%		957,800	5,797,156

Itaúsa Investimentos Itaú SA (Financials, Banks)	6.02		1,524,600	4,813,974

Total Preferred Stocks (Cost $8,754,221)				10,611,130

		Expiration date
Rights: 0.01%

United Kingdom: 0.01%

Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail) †		11-6-2019	141,000	69,521

Total Rights (Cost $0)				69,521

	Yield
Short-Term Investments: 6.64%

Investment Companies: 6.64%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51		64,602,214	64,608,675

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30		6,351,554	6,351,554

Total Short-Term Investments (Cost $70,959,934)				70,960,229

Total investments in securities (Cost $1,197,589,486)	103.70%	1,108,231,271

Other assets and liabilities, net	(3.70)	(39,490,518)

Total net assets	100.00%	$1,068,740,753

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo International Value Portfolio	33

Abbreviations:

ADR	American depositary receipt

GDR	Global depositary receipt

REIT	Real estate investment trust

The following table shows the percent of total long-term investments by sector as of May 31, 2019:

Financials	24.19%
Industrials	15.86
Materials	10.40
Consumer Discretionary	10.18
Energy	9.62
Health Care	8.81
Consumer Staples	7.42
Communication Services	5.50
Utilities	3.72
Information Technology	2.88
Real Estate	1.42

100.00%

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	25,301,762	423,232,972	383,932,520	64,602,214	$1,929	$0	$681,812	$64,608,675
Wells Fargo Government Money Market Fund Select Class	22,685,533	145,511,964	161,845,943	6,351,554	0	0	211,473	6,351,554

					$1,929	$0	$893,285	$70,960,229	6.64%

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo International Value Portfolio	Statement of assets and liabilities—May 31, 2019

Assets
Investments in unaffiliated securities (including $60,224,944 of securities loaned), at value (cost $1,126,629,552)	$1,037,271,042
Investments in affiliated securities, at value ($70,959,934)	70,960,229
Foreign currency, at value (cost $14,555,542)	14,255,493
Receivable for investments sold	929,976
Receivable for dividends	11,744,738
Receivable for securities lending income, net	565,987
Prepaid expenses and other assets	15,141

Total assets	1,135,742,606

Liabilities
Payable upon receipt of securities loaned	64,604,389
Payable for investments purchased	1,463,921
Advisory fee payable	758,280
Accrued expenses and other liabilities	175,263

Total liabilities	67,001,853

Total net assets	$1,068,740,753

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo International Value Portfolio	35

Investment income
Dividends (net of foreign withholding taxes of $6,569,923)	$47,548,301
Income from affiliated securities	1,719,287

Total investment income	49,267,588

Expenses
Advisory fee	8,720,811
Custody and accounting fees	196,418
Professional fees	60,999
Shareholder report expenses	2,653
Trustees’ fees and expenses	20,997
Interest expense	6,773
Other fees and expenses	48,085

Total expenses	9,056,736

Net investment income	40,210,852

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(6,399,421)
Affiliated securities	1,929

Net realized losses on investments	(6,397,492)
Net change in unrealized gains (losses) on investments	(155,017,981)

Net realized and unrealized gains (losses) on investments	(161,415,473)

Net decrease in net assets resulting from operations	$(121,204,621)

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo International Value Portfolio	Statement of changes in net assets

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$40,210,852	$22,286,555
Net realized gains (losses) on investments	(6,397,492)	15,107,292
Net change in unrealized gains (losses) on investments	(155,017,981)	21,851,248

Net increase (decrease) in net assets resulting from operations	(121,204,621)	59,245,095

Capital transactions
Transactions in investors’ beneficial interests
Contributions	527,916,476	197,415,479
Withdrawals	(237,901,170)	(109,368,233)

Net increase in net assets resulting from capital transactions	290,015,306	88,047,246

Total increase in net assets	168,810,685	147,292,341

Net assets
Beginning of period	899,930,068	752,637,727

End of period	$1,068,740,753	$899,930,068

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Value Portfolio	37

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	(10.98)%	7.74%	19.16%	(11.85)%	(1.04)%
Ratios to average net assets (annualized)
Gross expenses	0.80%	0.82%	0.87%	0.91%	0.91%
Net expenses	0.80%	0.82%	0.87%	0.91%	0.91%
Net investment income	3.53%	2.65%	3.03%	2.50%	2.45%
Supplemental data
Portfolio turnover rate	13%	15%	41%	14%	18%

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo International Value Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2019, such fair value pricing was used in pricing certain foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Notes to financial statements	Wells Fargo International Value Portfolio	39

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $1,201,886,158 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$81,744,116

Gross unrealized losses	(175,399,003)

Net unrealized losses	$(93,654,887)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

40	Wells Fargo International Value Portfolio	Notes to financial statements
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable Inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Australia	$59,774,589	$0	$0	$59,774,589

Austria	8,626,472	0	0	8,626,472

Belgium	6,576,303	0	0	6,576,303

Brazil	12,514,796	0	0	12,514,796

Canada	10,662,764	0	0	10,662,764

China	36,602,947	0	0	36,602,947

Denmark	0	6,643,383	0	6,643,383

Finland	6,437,782	0	0	6,437,782

France	96,033,749	0	0	96,033,749

Germany	79,980,171	0	0	79,980,171

Hong Kong	28,471,773	0	0	28,471,773

India	5,609,233	0	0	5,609,233

Ireland	7,259,723	0	0	7,259,723

Israel	0	3,489,271	0	3,489,271

Italy	26,582,732	0	0	26,582,732

Japan	231,512,488	0	0	231,512,488

Liechtenstein	216,508	0	0	216,508

Malaysia	3,219,778	0	0	3,219,778

Netherlands	30,760,741	0	0	30,760,741

Norway	15,101,526	0	0	15,101,526

Poland	1,245,268	0	0	1,245,268

Russia	16,779,577	0	0	16,779,577

Singapore	6,432,993	0	0	6,432,993

South Africa	3,189,434	0	0	3,189,434

South Korea	23,697,571	0	0	23,697,571

Spain	18,984,991	0	0	18,984,991

Sweden	21,643,784	45,876	0	21,689,660

Switzerland	75,425,392	0	0	75,425,392

Taiwan	5,985,065	0	0	5,985,065

Thailand	10,645,683	0	0	10,645,683

Turkey	5,216,608	0	0	5,216,608

United Kingdom	161,221,420	0	0	61,221,420

Preferred stocks

Brazil	10,611,130	0	0	10,611,130

Rights

United Kingdom	0	69,521	0	69,521

Short-term investments

Investment companies	6,351,554	64,608,675	0	70,960,229

Total assets	$1,033,374,545	$74,856,726	$0	$1,108,231,271

Notes to financial statements	Wells Fargo International Value Portfolio	41

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Over $4 billion	0.650

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.77% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. LSV Asset Management, which is not an affiliate of the Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $268,840,363 and $0 in interfund purchases and sales, respectively, during the year ended May 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $464,433,298 and $140,833,689, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended May 31, 2019, the Portfolio had average borrowings outstanding of $180,613 at an average rate of 3.75% and paid interest in the amount of $6,773.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

42	Wells Fargo International Value Portfolio	Notes to financial statements

8. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo International Value Portfolio	43

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo International Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

44	Wells Fargo International Value Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 854 of the Internal Revenue Code, $21,427,508 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

Pursuant to Section 853 of the Internal Revenue Code, the Fund expects to designate amounts as foreign taxes paid for the fiscal year ended May 31, 2019. Additional details will be available in the semiannual report.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo International Value Fund	45

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

46	Wells Fargo International Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo International Value Fund	47

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

48	Wells Fargo International Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo International Value Fund and Wells Fargo International Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo International Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with LSV Asset Management (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Other information (unaudited)	Wells Fargo International Value Fund	49

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for all periods under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark, the MSCI EAFE Value Index (Net), for the three-, five- and ten-year periods under review, but lower than its benchmark for the one-year period under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were equal to or in range of the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

50	Wells Fargo International Value Fund	Other information (unaudited)

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than, equal to or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes. The Funds Trust Board also noted that the net operating expense ratio caps for all classes of the Gateway Fund would be reduced.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo International Value Fund	51

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403198 07-19 A284/AR284 05-19

Annual Report

May 31, 2019

Wells Fargo Small Company Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Company Growth Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Company Growth Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Small Company Growth Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Small Company Growth Fund	Letter to shareholders (unaudited)

During April, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo Small Company Growth Fund[1]	Performance highlights (unaudited)

The Fund is currently closed to most new investors.2

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Peregrine Capital Management, LLC

Portfolio managers

William A. Grierson, CFA®‡

Daniel J. Hagen, CFA®‡

Paul E. von Kuster, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]

Class A (WFSAX)	1-30-2004	-11.53	6.04	14.09	-6.13	7.30	14.77	1.33	1.33

Class C (WSMCX)	1-30-2004	-7.82	6.50	13.93	-6.82	6.50	13.93	2.08	2.08

Class R6 (WSCRX)[5]	10-31-2014	–	–	–	-5.73	7.78	15.31	0.90	0.90

Administrator Class (NVSCX)	11-11-1994	–	–	–	-6.02	7.47	15.01	1.25	1.20

Institutional Class (WSCGX)	3-31-2008	–	–	–	-5.77	7.73	15.28	1.00	0.95

Russell 2000® Growth Index[6]	–	–	–	–	-6.88	8.32	13.93	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Growth Fund	7

Growth of $10,000 investment as of May 31, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]	Please see the Fund’s current Statement of Additional Information for further details.

[3]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[4]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expense of each class after fee waivers at 1.35% for Class A, 2.10% for Class C, 0.90% for Class R6, 1.20% for Administrator Class, and 0.95% for Institutional Class shares. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[5]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[6]	The Russell 2000® Growth Index measures the performance shown of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

8	Wells Fargo Small Company Growth Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed the Russell 2000® Growth Index for the 12-month period that ended May 31, 2019.

∎	Strong stock selection in core growth sectors of health care and information technology (IT) drove relative outperformance.

∎	Stock selection within industrials detracted from overall performance.

Small-cap growth stocks delivered two very different environments over the past year, which resulted a small net decline in overall returns in the contrasting market dynamics. Strong company fundamentals continued to manifest throughout 2018 as a growing number of companies exceeded both sales and earnings expectations. This, when combined with a supportive macroeconomic backdrop, resulted in a robust environment for overall returns in small-cap growth. Beginning later in the third quarter of 2018, signs of slowing economic activity began to negatively affect investor sentiments. Company fundamentals slowed in this more tepid backdrop, leading to a deceleration in earnings growth rates, which was incorporated into forward expectations to drive negative small-cap returns. Capping off 2018, the U.S. Federal Reserve (Fed) acknowledged some downside risks to the economic backdrop while continuing to signal additional interest rate increases in a seemingly contradictory policy position. Trade tensions between the U.S. and China, locked in a stalemate through much of 2018, reemerged in the fourth quarter of 2018 and continued into 2019 with growing prominence. The impact of this escalating tit-for-tat trade approach, which has begun to affect overall growth and company fundamentals, has mattered little in 2019. Renewed market optimism has been driven instead by the abrupt reversal in policy positions by the Fed, driving real expectations of interest rate cuts following the most recent tightening cycle and propelling markets higher.

Last year offered many opportunities for the Fund to demonstrate the core tenets of its investment philosophy. For example, our well-diversified portfolio provided significant upside through the positive return environment of the first three quarters of 2018. Of equal importance, during the sharply negative fourth-quarter environment, principal was somewhat protected on the downside and again the Fund outperformed. While 2019 returns have experienced a higher degree of macro-driven variability, construction and strong stock selection drove outperformance above the Russell 2000® Growth Index for the totality of the trailing 12-month period.

Ten largest holdings (%) as of May 31, 2019[8]

Copart Incorporated	1.55

ICON plc ADR	1.54

SS&C Technologies Holdings Incorporated	1.47

Essent Group Limited	1.46

RealPage Incorporated	1.43

PTC Incorporated	1.42

Cypress Semiconductor Corporation	1.40

Eldorado Resorts Incorporated	1.34

Argo Group International Holdings Limited	1.34

Evercore Partners Incorporated Class A	1.31

Health care and IT were the top-contributing sectors for the year. Positive outperformance in health care was driven primarily by stock selection within biotechnology. The top contributor to returns was Array BioPharma Incorporated, a leader in developing targeted therapeutics used in oncology, which has begun to successfully commercialize corporate-owned assets that have seen broad initial uptake and expanding uses, leading the stock to outperform. Within IT, software was the top-contributing industry. Leaders in this space include LiveRamp Holdings, Incorporated, which enables more targeted digital advertising that has benefited from strong demand for its offerings and improved profitably following a divestiture.

The industrials sector was the largest detractor from performance for the year. Headline concerns surrounding the potential for slowing economic growth led to moderating demand trends across the sector. This led to underperformance in the more economically sensitive building products and construction industry groups, which was the key source of adverse stock selection. Rising tariffs and increased raw material costs negatively affected margins at companies such as Cornerstone Building Brands, Incorporated*, and JELD-WEN Holding, Incorporated*, while project delays led to reduced earnings visibility at Granite Construction Incorporated and Dycom Industries Incorporated. Encouragingly, more recent results have benefited from heightened merger and acquisition activity in the machinery industry as both CIRCOR International, Incorporated, and Gardner Denver Holdings, Incorporated, have received offers from strategic acquirers.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Growth Fund	9

We remain focused on consistent application of our disciplined process.

Our team has employed the same bottom-up style for more than 30 years. We believe the combination of our disciplined investment process and experienced team has been the key to the performance of this investment style over time. Looking ahead, we remain focused on identifying what we believe are attractive growth companies with underappreciated opportunities relative to their valuations. In our opinion, these stocks ultimately may be rewarded by the marketplace, which could lead to outperformance and may add value to the Fund.

Sector distribution as of May 31, 2019[9]

Please see footnotes on page 7.

10	Wells Fargo Small Company Growth Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Net annual expense ratio[1]
Class A

Actual	$1,000.00	$969.49	$6.47	1.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.36	$6.63	1.32%
Class C

Actual	$1,000.00	$965.88	$10.13	2.07%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.63	$10.38	2.07%
Class R6

Actual	$1,000.00	$971.54	$4.36	0.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.47	0.89%
Administrator Class

Actual	$1,000.00	$970.15	$5.89	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class

Actual	$1,000.00	$971.30	$4.67	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.20	$4.78	0.95%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Growth Fund	11

Security name	Value

Investment Companies: 100.00%

Affiliated Master Portfolio: 100.00%

Wells Fargo Small Company Growth Portfolio	$1,778,405,869

Total Investment Companies (Cost $1,462,501,226)	1,778,405,869

Total investments in securities (Cost $1,462,501,226)	100.00%	1,778,405,869

Other assets and liabilities, net	0.00	(6,883)

Total net assets	100.00%	$1,778,398,986

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Growth Portfolio	99%	98%	$211,071,257	$(317,347,617)	$11,492,739	$2,054,875	$1,778,405,869	100.00%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Company Growth Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investment in affiliated Master Portfolio, at value (cost $1,462,501,226)	$1,778,405,869
Receivable for Fund shares sold	2,000,051
Prepaid expenses and other assets	19,595

Total assets	1,780,425,515

Liabilities
Payable for Fund shares redeemed	1,583,077
Administration fees payable	171,717
Shareholder report expenses payable	114,773
Management fee payable	45,147
Distribution fee payable	9,972
Accrued expenses and other liabilities	101,843

Total liabilities	2,026,529

Total net assets	$1,778,398,986

NET ASSETS CONSIST OF
Paid-in capital	$1,402,143,319
Total distributable earnings	376,255,667

Total net assets	$1,778,398,986

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$64,182,450
Shares outstanding – Class A1	1,310,285
Net asset value per share – Class A	$48.98
Maximum offering price per share – Class A2	$51.97
Net assets – Class C	$13,968,201
Shares outstanding – Class C1	326,762
Net asset value per share – Class C	$42.75
Net assets – Class R6	$564,516,228
Shares outstanding – Class R6[1]	10,722,187
Net asset value per share – Class R6	$52.65
Net assets – Administrator Class	$87,849,502
Shares outstanding – Administrator Class[1]	1,719,251
Net asset value per share – Administrator Class	$51.10
Net assets – Institutional Class	$1,047,882,605
Shares outstanding – Institutional Class[1]	19,956,482
Net asset value per share – Institutional Class	$52.51

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Small Company Growth Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $87,921)	$11,492,739
Affiliated income allocated from affiliated Master Portfolio	2,054,875
Expenses allocated from affiliated Master Portfolio	(15,326,425)

Total investment income	(1,778,811)

Expenses
Management fee	986,734
Administration fees
Class A	146,993
Class C	36,845
Class R6	190,290
Administrator Class	143,175
Institutional Class	1,483,937
Shareholder servicing fees
Class A	174,992
Class C	43,863
Administrator Class	275,337
Distribution fee
Class C	131,572
Custody and accounting fees	66,563
Professional fees	29,302
Registration fees	166,815
Shareholder report expenses	217,433
Trustees’ fees and expenses	22,392
Other fees and expenses	39,092

Total expenses	4,155,335
Less: Fee waivers and/or expense reimbursements	(429,092)

Net expenses	3,726,243

Net investment loss	(5,505,054)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transactions allocated from affiliated Master Portfolio	211,071,257
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(317,347,617)

Net realized and unrealized gains (losses) on investments	(106,276,360)

Net decrease in net assets resulting from operations	$(111,781,414)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Company Growth Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018¹

Operations
Net investment loss		$(5,505,054)		$(6,731,559)
Net realized gains on investments		211,071,257		118,893,213
Net change in unrealized gains (losses) on investments		(317,347,617)		342,601,168

Net increase (decrease) in net assets resulting from operations		(111,781,414)		454,762,822

Distributions to shareholders from net realized income and net realized gains
Class A		(4,812,269)		0
Class C		(1,472,490)		0
Class R6		(43,353,220)		0
Administrator Class		(7,628,191)		0
Institutional Class		(79,166,580)		0

Total distributions to shareholders		(136,432,750)		0

Capital share transactions	Shares			Shares
Proceeds from shares sold
Class A	438,493	23,606,902	418,324	20,519,628
Class C	11,566	528,806	16,011	676,399
Class R6	3,125,212	184,297,448	3,523,131	188,048,494
Administrator Class	504,790	28,496,503	359,239	18,697,115
Institutional Class	5,840,084	335,266,742	5,366,558	285,015,561

		572,196,401		512,957,197

Reinvestment of distributions
Class A	92,633	4,427,868	0	0
Class C	31,746	1,328,867	0	0
Class R6	735,766	37,730,057	0	0
Administrator Class	152,980	7,624,565	0	0
Institutional Class	1,201,482	61,455,772	0	0

		112,567,129		0

Payment for shares redeemed
Class A	(563,233)	(31,063,522)	(795,177)	(39,090,958)
Class C	(113,094)	(5,236,576)	(184,692)	(8,044,725)
Class R6	(3,393,805)	(197,814,217)	(2,181,955)	(117,000,267)
Administrator Class	(882,997)	(49,514,482)	(1,253,278)	(62,203,048)
Institutional Class	(6,511,614)	(373,073,185)	(7,602,523)	(404,594,261)

		(656,701,982)		(630,933,259)

Net increase (decrease) in net assets resulting from capital share transactions		28,061,548		(117,976,062)

Total increase (decrease) in net assets		(220,152,616)		336,786,760

Net assets
Beginning of period		1,998,551,602		1,661,764,842

End of period		$1,778,398,986		$1,998,551,602

¹

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at May 31, 2018 was $3,054,501.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$56.66	$44.26	$37.69	$44.23	$39.44
Net investment loss	(0.36)	(0.35)[1]	(0.28)[1]	(0.22)[1]	(0.37)[1]
Net realized and unrealized gains (losses) on investments	(3.22)	12.75	6.85	(6.05)	7.08

Total from investment operations	(3.58)	12.40	6.57	(6.27)	6.71
Distributions to shareholders from
Net realized gains	(4.10)	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$48.98	$56.66	$44.26	$37.69	$44.23
Total return[2]	(6.13)%	28.02%	17.43%	(14.20)%	17.51%
Ratios to average net assets (annualized)
Gross expenses[3]	1.31%	1.32%	1.33%	1.34%	1.41%
Net expenses[3]	1.31%	1.32%	1.33%	1.34%	1.40%
Net investment loss[3]	(0.63)%	(0.71)%	(0.68)%	(0.57)%	(0.90)%
Supplemental data
Portfolio turnover rate[4]	54%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$64,182	$76,065	$76,087	$128,675	$85,588

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$50.38	$39.65	$34.02	$40.25	$36.32
Net investment loss	(0.66)[1]	(0.64)[1]	(0.54)[1]	(0.46)[1]	(0.63)[1]
Net realized and unrealized gains (losses) on investments	(2.87)	11.37	6.17	(5.50)	6.48

Total from investment operations	(3.53)	10.73	5.63	(5.96)	5.85
Distributions to shareholders from
Net realized gains	(4.10)	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$42.75	$50.38	$39.65	$34.02	$40.25
Total return[2]	(6.82)%	27.06%	16.55%	(14.84)%	16.62%
Ratios to average net assets (annualized)
Gross expenses[3]	2.06%	2.07%	2.08%	2.09%	2.16%
Net expenses[3]	2.06%	2.07%	2.08%	2.09%	2.15%
Net investment loss[3]	(1.38)%	(1.47)%	(1.43)%	(1.32)%	(1.64)%
Supplemental data
Portfolio turnover rate[4]	54%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$13,968	$19,979	$22,410	$26,946	$17,334

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2019	2018	2017	2016	2015[1]
Net asset value, beginning of period	$60.31	$46.91	$39.77	$46.45	$42.98
Net investment loss	(0.12)	(0.14)	(0.11)	(0.03)	(0.09)[2]
Net realized and unrealized gains (losses) on investments	(3.44)	13.54	7.25	(6.38)	5.48

Total from investment operations	(3.56)	13.40	7.14	(6.41)	5.39
Distributions to shareholders from
Net realized gains	(4.10)	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$52.65	$60.31	$46.91	$39.77	$46.45
Total return[3]	(5.73)%	28.59%	17.95%	(13.83)%	13.00%
Ratios to average net assets (annualized)
Gross expenses[4]	0.88%	0.89%	0.90%	0.91%	0.91%
Net expenses[4]	0.88%	0.89%	0.90%	0.90%	0.90%
Net investment loss[4]	(0.20)%	(0.29)%	(0.25)%	(0.09)%	(0.34)%
Supplemental data
Portfolio turnover rate[5]	54%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$564,516	$618,523	$418,111	$229,391	$644

[1]	For the period from October 31, 2014 (commencement of class operations) to May 31, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015[1]	0.81%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Company Growth Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$58.85	$45.91	$39.05	$45.73	$40.64
Net investment loss	(0.29)[1]	(0.30)[1]	(0.24)[1]	(0.19)[1]	(0.30)[1]
Net realized and unrealized gains (losses) on investments	(3.36)	13.24	7.10	(6.22)	7.31

Total from investment operations	(3.65)	12.94	6.86	(6.41)	7.01
Distributions to shareholders from
Net realized gains	(4.10)	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$51.10	$58.85	$45.91	$39.05	$45.73
Total return	(6.02)%	28.19%	17.57%	(14.04)%	17.73%
Ratios to average net assets (annualized)
Gross expenses[2]	1.23%	1.24%	1.25%	1.25%	1.24%
Net expenses[2]	1.20%	1.20%	1.20%	1.20%	1.20%
Net investment loss[2]	(0.51)%	(0.60)%	(0.55)%	(0.46)%	(0.70)%
Supplemental data
Portfolio turnover rate[3]	54%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$87,850	$114,429	$130,311	$130,104	$185,267

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Growth Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$60.20	$46.85	$39.75	$46.44	$41.14
Net investment loss	(0.15)	(0.19)	(0.15)	(0.09)	(0.20)[1]
Net realized and unrealized gains (losses) on investments	(3.44)	13.54	7.25	(6.33)	7.42

Total from investment operations	(3.59)	13.35	7.10	(6.42)	7.22
Distributions to shareholders from
Net realized gains	(4.10)	0.00	0.00	(0.27)	(1.92)
Net asset value, end of period	$52.51	$60.20	$46.85	$39.75	$46.44
Total return	(5.77)%	28.50%	17.86%	(13.85)%	18.03%
Ratios to average net assets (annualized)
Gross expenses[2]	0.98%	0.99%	1.00%	1.01%	0.98%
Net expenses[2]	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment loss[2]	(0.26)%	(0.35)%	(0.31)%	(0.18)%	(0.45)%
Supplemental data
Portfolio turnover rate[3]	54%	37%	82%	49%	58%
Net assets, end of period (000s omitted)	$1,047,883	$1,169,555	$1,014,847	$678,699	$457,542

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.78%
Year ended May 31, 2018	0.78%
Year ended May 31, 2017	0.78%
Year ended May 31, 2016	0.80%
Year ended May 31, 2015	0.81%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Company Growth Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 98% of Wells Fargo Small Company Growth Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Small Company Growth Fund	21

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $1,480,431,828 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$297,974,041

Gross unrealized losses	0

Net unrealized gains	$297,974,041

As of May 31, 2019, the Fund had current year deferred post-October capital losses consisting of $6,988,693 in short-term losses which will be recognized on the first day of the following fiscal year.

As of May 31, 2019, the Fund had a qualified late-year ordinary loss of $1,877,655 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio
Wells Fargo Small Company Growth Portfolio	Seeks long-term capital appreciation	$1,778,405,869

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

22	Wells Fargo Small Company Growth Fund	Notes to financial statements

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.35% for Class A shares, 2.10% for Class C shares, 0.90% for Class R6 shares, 1.20% for Administrator Class shares, and 0.95% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $1,321 from the sale of Class A shares and $11 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for year ended May 31, 2019 were $1,021,292,647 and $1,077,854,047, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Small Company Growth Fund	23

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$30,719,230	$0

Long-term capital gain	105,713,520	0

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred

$87,147,974	$297,974,041	$(1,877,655)	$(6,988,693)

8. CONCENTRATION RISK

Concentration risk result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Small Company Growth Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Growth Portfolio	25

Security name	Shares	Value

Common Stocks: 95.60%

Communication Services: 0.57%

Entertainment: 0.57%

Lions Gate Entertainment Class B	754,343	$10,379,760

Consumer Discretionary: 11.73%

Auto Components: 0.98%

Fox Factory Holding Corporation †	263,576	17,664,864

Diversified Consumer Services: 1.32%

Houghton Mifflin Harcourt Company †	1,161,448	6,550,567

Strategic Education Incorporated	98,221	17,285,914

		23,836,481

Hotels, Restaurants & Leisure: 4.35%

Dave & Buster’s Entertainment Incorporated	282,809	14,066,920

Eldorado Resorts Incorporated †	494,043	24,292,094

Extended Stay America Incorporated	1,361,460	23,335,424

International Game Technology «	1,297,722	16,870,387

		78,564,825

Household Durables: 0.86%

Skyline Champion Corporation	667,838	15,620,731

Leisure Products: 0.45%

Callaway Golf Company	549,731	8,081,046

Specialty Retail: 3.23%

At Home Group Incorporated «†	589,330	11,226,737

Burlington Stores Incorporated †	106,962	16,748,110

Children’s Place Retail Stores Incorporated «	175,610	16,272,023

Monro Muffler Brake Incorporated	177,971	14,186,068

		58,432,938

Textiles, Apparel & Luxury Goods: 0.54%

G-III Apparel Group Limited †	378,281	9,733,170

Consumer Staples: 2.61%

Food & Staples Retailing: 1.27%

Performance Food Group Company †	581,653	22,888,046

Household Products: 1.34%

Central Garden & Pet Company Class A †	536,717	13,723,854

Energizer Holdings Incorporated	257,662	10,543,529

		24,267,383

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Energy: 1.59%

Oil, Gas & Consumable Fuels: 1.59%

Berry Petroleum Corporation	517,373	$5,561,760

GasLog Limited	728,637	10,492,373

Parsley Energy Incorporated Class A †	715,336	12,754,441

		28,808,574

Financials: 9.51%

Banks: 1.17%

SVB Financial Group †	59,865	12,056,811

Triumph Bancorp Incorporated †	323,826	9,089,796

		21,146,607

Capital Markets: 4.12%

Evercore Partners Incorporated Class A	306,283	23,654,236

Focus Financial Partners Class A †	219,468	6,156,077

Stifel Financial Corporation	382,778	20,528,384

Virtu Financial Incorporated Class A «	498,768	11,481,639

Virtus Investment Partners Incorporated	124,412	12,639,015

		74,459,351

Consumer Finance: 0.85%

FirstCash Financial Services Incorporated	162,453	15,387,548

Insurance: 1.91%

Argo Group International Holdings Limited	342,903	24,171,232

Goosehead Insurance Incorporated Class A «	282,181	10,336,290

		34,507,522

Thrifts & Mortgage Finance: 1.46%

Essent Group Limited †	561,838	26,378,294

Health Care: 23.46%

Biotechnology: 6.94%

ACADIA Pharmaceuticals Incorporated «†	404,531	9,704,699

Alnylam Pharmaceuticals Incorporated †	175,207	11,829,977

Array BioPharma Incorporated †	589,135	15,564,947

CareDx Incorporated †	370,108	11,702,815

Emergent BioSolutions Incorporated †	243,089	9,704,113

Flexion Therapeutics Incorporated «†	568,225	6,267,522

Galapagos NV †	58,277	6,622,598

Intercept Pharmaceuticals Incorporated «†	97,123	8,043,727

Invitae Corporation †	528,662	9,225,152

Ionis Pharmaceuticals Incorporated †	140,534	9,219,030

Iovance Biotherapeutics Incorporated †	522,539	8,543,513

Ironwood Pharmaceuticals Incorporated	926,983	10,131,924

Portola Pharmaceuticals Incorporated «†	316,083	8,815,555

		125,375,572

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Growth Portfolio	27

Security name	Shares	Value

Health Care Equipment & Supplies: 7.40%

Atricure Incorporated †	590,435	$17,299,746

Axogen Incorporated †	396,736	8,303,684

Cerus Corporation †	1,446,112	6,782,265

DexCom Incorporated †	170,984	20,740,359

Glaukos Corporation †	184,991	11,928,220

Inogen Incorporated †	122,056	7,868,950

Merit Medical Systems Incorporated †	299,178	15,446,560

Novocure Limited †	170,122	9,036,881

Tactile Systems Technology Class I †	349,683	16,795,274

Wright Medical Group NV †	633,490	19,460,813

		133,662,752

Health Care Providers & Services: 2.15%

AMN Healthcare Services Incorporated †	291,288	14,109,991

HealthEquity Incorporated †	184,500	12,058,920

PetIQ Incorporated «†	485,597	12,737,209

		38,906,120

Health Care Technology: 3.89%

Allscripts Healthcare Solutions Incorporated †	1,004,514	9,773,921

Evolent Health Incorporated Class A †	836,282	8,898,040

Medidata Solutions Incorporated †	202,077	18,419,319

Tabula Rasa Healthcare Incorporated «†	253,397	11,445,942

Teladoc Incorporated «†	236,459	13,742,997

Vocera Communications Incorporated †	247,715	8,016,057

		70,296,276

Life Sciences Tools & Services: 2.64%

ICON plc ADR †	196,373	27,798,562

Syneos Health Incorporated †	482,541	19,895,165

		47,693,727

Pharmaceuticals: 0.44%

Pacira Pharmaceuticals Incorporated †	182,444	7,938,138

Industrials: 18.51%

Aerospace & Defense: 1.51%

AAR Corporation	295,335	8,886,630

Kratos Defense & Security Solutions Incorporated †	834,997	18,411,684

		27,298,314

Air Freight & Logistics: 0.59%

Hub Group Incorporated Class A †	276,521	10,773,258

Building Products: 1.84%

A.O. Smith Corporation	341,731	13,840,106

Masonite International Corporation †	192,982	9,176,294

PGT Incorporated †	682,681	10,212,908

		33,229,308

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Commercial Services & Supplies: 2.63%

Copart Incorporated †	392,875	$28,082,705

KAR Auction Services Incorporated	345,674	19,433,792

		47,516,497

Construction & Engineering: 1.33%

Dycom Industries Incorporated †	130,089	6,786,743

Granite Construction Incorporated	429,268	17,252,281

		24,039,024

Electrical Equipment: 0.58%

GrafTech International Limited «	1,057,544	10,480,261

Machinery: 5.73%

AGCO Corporation	202,550	13,481,728

Circor International Incorporated †	300,924	12,717,048

Gardner Denver Holdings Incorporated †	686,909	23,334,299

Gates Industrial Corporation plc †	890,461	10,044,400

SPX Corporation †	620,901	18,465,596

Wabash National Corporation	721,279	9,744,479

Woodward Governor Company	144,367	15,724,454

		103,512,004

Professional Services: 1.78%

ASGN Incorporated †	367,425	18,639,470

ICF International Incorporated	185,213	13,500,176

		32,139,646

Road & Rail: 2.52%

Genesee & Wyoming Incorporated Class A †	234,404	22,319,949

Knight-Swift Transportation Holdings Incorporated «	378,597	10,464,421

Schneider National Incorporated Class B	760,653	12,778,970

		45,563,340

Information Technology: 23.40%

Communications Equipment: 2.02%

Ciena Corporation †	577,078	20,163,105

Lumentum Holdings Incorporated †	403,348	16,323,494

		36,486,599

Electronic Equipment, Instruments & Components: 0.69%

Tech Data Corporation †	136,789	12,399,923

IT Services: 2.40%

LiveRamp Holdings incorporated †	453,040	23,277,195

WEX Incorporated †	106,294	20,083,188

		43,360,383

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Growth Portfolio	29

Security name	Shares	Value

Semiconductors & Semiconductor Equipment: 4.30%

Cabot Microelectronics Corporation	116,319	$11,337,613

Cypress Semiconductor Corporation	1,414,669	25,209,402

FormFactor Incorporated †	606,213	8,705,219

Nanometrics Incorporated †	225,981	6,429,159

Silicon Motion Technology Corporation ADR	281,394	10,723,925

Teradyne Incorporated	362,327	15,268,460

		77,673,778

Software: 13.99%

Benefitfocus Incorporated †	300,165	8,512,679

Box Incorporated Class A †	930,369	17,202,523

Carbon Black Incorporated †	875,815	13,181,016

Cloudera Incorporated †	1,189,802	10,910,484

Cornerstone OnDemand Incorporated †	393,650	20,953,990

CyberArk Software Limited †	148,616	19,624,743

Mimecast Limited †	262,971	11,938,883

New Relic Incorporated †	162,647	16,316,747

Nuance Communications Incorporated †	1,028,901	17,666,230

PTC Incorporated †	305,152	25,651,077

RealPage Incorporated †	444,551	25,926,214

SS&C Technologies Holdings Incorporated	476,968	26,543,269

Talend SA ADR †	163,154	7,609,503

Tufin Software Technologies Limited †	172,273	3,876,143

Zendesk Incorporated †	203,373	17,134,175

Zuora Incorporated †	701,403	9,812,628

		252,860,304

Materials: 3.32%

Chemicals: 1.47%

Element Solutions Incorporated †	1,427,500	13,504,150

Orion Engineered Carbons SA	746,090	13,116,262

		26,620,412

Construction Materials: 0.73%

US Concrete Incorporated «†	283,190	13,188,158

Metals & Mining: 0.52%

Steel Dynamics Incorporated	374,695	9,423,579

Paper & Forest Products: 0.60%

Boise Cascade Company	483,636	10,736,719

Real Estate: 0.90%

Equity REITs: 0.90%

QTS Realty Trust Incorporated Class A	351,021	16,206,640

Total Common Stocks (Cost $1,358,851,046)		1,727,537,872

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Small Company Growth Portfolio	Portfolio of investments—May 31, 2019

Security name		Expiration date	Shares	Value

Rights: 0.00%

Consumer Discretionary: 0.00%

Media: 0.00%

Media General Incorporated †(a)		12-31-2020	347,897	$0

Total Rights (Cost $0)				0

	Yield
Short-Term Investments: 10.80%

Investment Companies: 10.80%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51%		117,789,132	117,800,911

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30		77,449,512	77,449,512

Total Short-Term Investments (Cost $195,244,459)				195,250,423

Total investments in securities (Cost $1,554,095,505)	106.40%	1,922,788,295

Other assets and liabilities, net	(6.40)	(115,703,677)

Total net assets	100.00%	$1,807,084,618

†	Non-income-earning security

«	All or a portion of this security is on loan.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	217,573,353	749,511,278	849,295,499	117,789,132	$6,228	$(6,902)	$3,182,700	$117,800,911
Wells Fargo Government Money Market Fund Select Class	48,273,067	753,595,762	724,419,317	77,449,512	0	0	1,558,272	77,449,512

					$6,228	$(6,902)	$4,740,972	$195,250,423	10.80%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Small Company Growth Portfolio	31

Assets
Investments in unaffiliated securities (including $113,683,501 of securities loaned), at value (cost $1,358,851,046)	$1,727,537,872
Investments in affiliated securities, at value (cost $195,244,459)	195,250,423
Receivable for investments sold	2,050,713
Receivable for dividends	1,362,716
Receivable for securities lending income, net	26,923
Prepaid expenses and other assets	21,988

Total assets	1,926,250,635

Liabilities
Payable upon receipt of securities loaned	117,783,752
Advisory fee payable	1,320,016
Accrued expenses and other liabilities	62,249

Total liabilities	119,166,017

Total net assets	$1,807,084,618

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Small Company Growth Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $89,815)	$11,721,275
Income from affiliated securities	2,094,920

Total investment income	13,816,195

Expenses
Advisory fee	15,439,896
Custody and accounting fees	91,405
Professional fees	43,727
Shareholder report expenses	1,989
Trustees’ fees and expenses	20,975
Other fees and expenses	25,100

Total expenses	15,623,092

Net investment loss	(1,806,897)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	201,425,264
Affiliated securities	6,228

Net realized gains on investments	201,431,492

Net change in unrealized gains (losses) on:
Unaffiliated securities	(312,373,288)
Affiiliated securities	(6,902)

Net change in unrealized gains (losses) on investments	(312,380,190)

Net realized and unrealized gains (losses) on investments	(110,948,698)

Net decrease in net assets resulting from operations	$(112,755,595)

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Small Company Growth Portfolio	33

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment loss	$(1,806,897)	$(3,185,500)
Net realized gains on investments	201,431,492	120,175,795
Net change in unrealized gains (losses) on investments	(312,380,190)	344,244,383

Net increase (decrease) in net assets resulting from operations	(112,755,595)	461,234,678

Capital transactions
Transactions in investors’ beneficial interests
Contributions	200,173,324	105,533,154
Withdrawals	(288,826,821)	(231,798,568)

Net decrease in net assets resulting from capital transactions	(88,653,497)	(126,265,414)

Total increase (decrease) in net assets	(201,409,092)	334,969,264

Net assets
Beginning of period	2,008,493,710	1,673,524,446

End of period	$1,807,084,618	$2,008,493,710

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Small Company Growth Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	(5.64)%	28.74%	18.15%	(13.86)%	18.07%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.78%	0.79%	0.80%	0.82%
Net expenses	0.78%	0.78%	0.79%	0.80%	0.82%
Net investment loss	(0.09)%	(0.18)%	(0.14)%	(0.03)%	(0.32)%
Supplemental data
Portfolio turnover rate	54%	37%	82%	49%	58%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Small Company Growth Portfolio	35

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Growth Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in

36	Wells Fargo Small Company Growth Portfolio	Notes to financial statements

high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $1,579,784,531 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$490,303,387

Gross unrealized losses	(147,299,623)

Net unrealized gains	$343,003,764

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Small Company Growth Portfolio	37

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$10,379,760	$0	$0	$10,379,760

Consumer discretionary	211,934,055	0	0	211,934,055

Consumer staples	47,155,429	0	0	47,155,429

Energy	28,808,574	0	0	28,808,574

Financials	171,879,322	0	0	171,879,322

Health care	423,872,585	0	0	423,872,585

Industrials	334,551,652	0	0	334,551,652

Information technology	422,780,987	0	0	422,780,987

Materials	59,968,868	0	0	59,968,868

Real estate	16,206,640	0	0	16,206,640

Rights

Consumer discretionary	0	0	0	0

Short-term investments

Investment companies	77,449,512	117,800,911	0	195,250,423

Total assets	$1,804,987,384	$117,800,911	$0	$1,922,788,295

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.77% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. Peregrine Capital Management, LLC, which is not an affiliate of Funds Management, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.50% and declining to 0.45% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

38	Wells Fargo Small Company Growth Portfolio	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $1,037,762,113 and $1,095,235,628, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Report of independent registered public accounting firm	Wells Fargo Small Company Growth Portfolio	39

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Growth Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

40	Wells Fargo Small Company Growth Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 22.43% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $105,713,520 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $8,526,216 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $30,719,230 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	41

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

42	Wells Fargo Small Company Growth Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	43

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

44	Wells Fargo Small Company Growth Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Small Company Growth Fund and Wells Fargo Small Company Growth Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Company Growth Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Small Company Growth Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Peregrine Capital Management, LLC (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services, as well as, among other things, a

Other information (unaudited)	Wells Fargo Small Company Growth Fund	45

summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management is a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the one-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the three-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or equal to its benchmark, the Russell 2000® Growth Index, for all periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than, equal to, or in range of the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

46	Wells Fargo Small Company Growth Fund	Other information (unaudited)

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were in range of the sum of these average rates for the Gateway Fund’s expense Groups for the Institutional Class and Class R6, but higher than the sum of these average rates for the Gateway Fund’s expense Groups for Class A and the Administrator Class. The Funds Trust Board noted that the net operating expense ratio cap for Class A of the Gateway Fund would be reduced. The Funds Trust Board also noted that the net operating expense ratios of the Gateway Fund were lower than, equal to, or in range of the median net operating expense ratios of its expense Groups for each share class.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. The Master Trust Board considered these amounts in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Master Trust Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. The Boards did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Small Company Growth Fund	47

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403199 07-19 A285/AR285 05-19

Annual Report

May 31, 2019

Wells Fargo Small Company Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Small Company Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Small Company Value Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Small Company Value Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Small Company Value Fund	Letter to shareholders (unaudited)

During April, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo Small Company Value Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Jeff Goverman

Garth R. Nisbet, CFA®‡

Craig Pieringer, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (SCVAX)	1-31-2002	-19.63	2.84	11.19	-14.72	4.07	11.85	1.46	1.15

Class C (SCVFX)	8-30-2002	-16.73	3.29	11.05	-15.37	3.29	11.05	2.21	1.90

Class R6 (SCVJX)[4]	10-31-2016	–	–	–	-14.38	4.48	12.22	1.03	0.75

Administrator Class (SCVIX)	1-31-2002	–	–	–	-14.65	4.23	12.10	1.38	1.05

Institutional Class (SCVNX)[5]	7-30-2010	–	–	–	-14.46	4.43	12.30	1.13	0.85

Russell 2000® Value Index[6]	–	–	–	–	-11.32	5.00	11.67	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Value Fund	7

Growth of $10,000 investment as of May 31, 2019[7]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests and extraordinary expenses are excluded from the expense caps. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Net expenses from the affiliated master portfolio are included in the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had been included, returns for Class R6 shares would be higher.

[5]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[6]	The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[7]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]

The Russell 1000® Value Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[9]

The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[10]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[11]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[12]	The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[13]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[14]

Amounts represent the sector distribution of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

*	The security was no longer held at the end of the period.

8	Wells Fargo Small Company Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed the Russell 2000® Value Index for the 12-month period that ended May 31, 2019.

∎

Stock selection within the consumer discretionary and financials sectors detracted from relative results. Within consumer discretionary, investments in an auto supplier and a specialty retailer were the main detractors, while investments in a regional bank and an online financial services provider were the main detractors in the financials sector.

∎

Stock selection in the health care and consumer staples sectors contributed to relative return. Within health care, the Fund’s health care service provider holdings were contributors, while relative strength in the consumer staples sector was led by the Fund’s investment in one of the largest chicken producers in the U.S.

During the period, investors were confronted with higher volatility.

After a period of relative calm, investors were confronted with new challenges that brought increased volatility. Talk of trade wars, an unknown Brexit outcome, a government shutdown, and a hawkish U.S. Federal Reserve (Fed) all affected the market with varying intensities. Large-cap stocks fared the best, rallying to two all-time highs, with a deep December correction in between. Performance dispersion by market capitalization was significant, with large-cap value stocks, as measured by the Russell 1000® Value Index8, outperforming microcap value stocks, as measured by the Russell Midcap® Value Index9, by 16.25%.

Over the reporting period, large-cap stocks, as measured by the Russell 1000® Index10, were up while small-cap stocks, as measured by the Russell 2000® Index11, declined, for a relative outperformance by large caps of 12.52%. Within small caps, growth stocks, as measured by the Russell 2000® Growth Index12, outperformed value stocks, as measured by the Russell 2000® Value Index, by 4.44%. It was a difficult period for small-cap value, as many of the metrics associated with value, including low price/earnings, low price/book, and long-term reversal ratios, were not rewarded.

We favored more defensive sectors of the economy and smaller-capitalization stocks.

Due to increased volatility, we lowered exposure to risk-sensitive sectors of the economy, including consumer discretionary and energy, and increased exposure to more defensive sectors, including consumer staples and utilities. In light of the period’s underperformance by the smallest market cap stocks, we increased the portfolio weighting of stocks under $1 billion in market capitalization.

Ten largest holdings (%) as of May 31, 2019[13]

Northwest Natural Holding Company	1.22

Otter Tail Corporation	1.19

Hawaiian Electric Industries Incorporated	1.16

Armada Hoffler Properties Incorporated	1.15

Independence Realty Trust Incorporated	1.13

Dine Brands Global Incorporated	1.12

One Liberty Properties Incorporated	1.12

Great Southern Bancorp Incorporated	1.09

MDU Resources Group Incorporated	1.08

Hostess Brands Incorporated	1.06

Sector distribution as of May 31, 2019[14]

Stock selection led to the Fund’s underperformance.

The Fund underperformed its benchmark for the 12-month period. Stock selection in health care and consumer staples aided relative performance, while consumer discretionary and financials investments detracted.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Small Company Value Fund	9

In health care, investments in two health care service providers, The Ensign Group, Incorporated, and Molina Healthcare*, Incorporated, were key contributors to performance. Shares of Ensign Group, a skilled nursing operator, outperformed after posting solid occupancy gains, stable reimbursement rates, and improvements in underperforming facilities. Molina Healthcare, which provides managed care services for government-sponsored programs, rose as the company executed on key initiatives to simplify and turn around the business. Operating margins and market share gains improved quicker than expected. Stock selection in the consumer staples sector—notably, Pilgrim’s Pride Corporation—contributed to performance. Pilgrim’s Pride, the second-largest chicken processor in the U.S., outperformed as supply and demand imbalances shifted in the company’s favor, leading to market expectations of improved product pricing.

Within consumer discretionary, Cooper-Standard Holdings Incorporated* and Tailored Brands, Incorporated*, were the main detractors from performance. Cooper-Standard, a global supplier to the automotive industry, underperformed as the company faced weaker demand from Europe and China and expects higher costs associated with international trade uncertainty and tariffs. Tailored Brands, a men’s clothing retailer, continues to struggle with negative traffic trends as consumers shift to competitors with more established e-commerce capabilities. Customers Bancorp, Incorporated, and Enova International, Incorporated, led to the relative underperformance in financials. Customers Bancorp, a full-service bank located in Pennsylvania, underperformed over the past year as the company faced net interest margin pressure and was unable to divest its BankMobile business. Enova, a provider of online financial services, including short-term consumer loans, continues to underperform as ongoing regulatory challenges weigh on the stock.

The stock market appears to be on a sound footing.

The U.S. economy has proven resilient. Interest rates are low, inflation remains tame, unemployment is near cycle lows, U.S. gross domestic product growth is expected to be in the 2.0% to 2.5% range, and earnings should likely grow in the mid-single digits. While the current international trade conflict may drive near-term stock market sentiment, we believe the long-term outlook for the market remains sound.

Small-cap stocks are attractive due to their low valuations relative to large-cap stocks and should benefit if the Fed cuts rates or the U.S. dollar weakens. History also reinforces the case for value relative to growth stocks. As of May 31, 2019, the valuation gap between the Russell 2000® Growth Index and the Russell 2000® Value Index, using next-12-month price/earnings as a measure, has never been wider, at 35 times and 14 times, respectively. Similarly, the trailing 10-year annualized returns for the Russell 2000® Value Index minus the Russell 2000® Growth Index approximate negative 2 standard deviations from the 30-year historical mean, a statistical extreme that has marked past value style troughs.

10	Wells Fargo Small Company Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period¹,2	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$921.73	$5.48	1.14%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.23	$5.76	1.14%
Class C

Actual	$1,000.00	$918.73	$9.05	1.89%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.50	$9.51	1.89%
Class R6

Actual	$1,000.00	$924.03	$3.57	0.74%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.22	$3.75	0.74%
Administrator Class

Actual	$1,000.00	$922.32	$5.00	1.04%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.73	$5.26	1.04%
Institutional Class

Actual	$1,000.00	$923.21	$4.02	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.23	0.84%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Value Fund	11

Security name	Value

Investment Companies: 99.64%

Affiliated Master Portfolio: 99.64%

Wells Fargo Small Company Value Portfolio	$60,533,578

Total Investment Companies (Cost $73,159,441)	60,533,578

Total investments in securities (Cost $73,159,441)	99.64%	60,533,578

Other assets and liabilities, net	0.36	218,085

Total net assets	100.00%	$60,751,663

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Securities lending income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Small Company Value Portfolio	87%	47%	$(4,999,289)	$(10,331,943)	$1,374,321	$15,017	$62,160	$60,533,578	99.64%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Small Company Value Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $73,159,441)	$60,533,578
Receivable for Fund shares sold	98,109
Receivable from manager	24,947
Prepaid expenses and other assets	125,599

Total assets	60,782,233

Liabilities
Administration fees payable	8,479
Custodian and accounting fees payable	7,066
Shareholder servicing fees payable	6,426
Payable for Fund shares redeemed	6,271
Distribution fee payable	787
Accrued expenses and other liabilities	1,541

Total liabilities	30,570

Total net assets	$60,751,663

NET ASSETS CONSIST OF
Paid-in capital	$82,657,477
Total distributable loss	(21,905,814)

Total net assets	$60,751,663

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$11,901,502
Shares outstanding – Class A1	491,329
Net asset value per share – Class A	$24.22
Maximum offering price per share – Class A2	$25.70
Net assets – Class C	$1,099,379
Shares outstanding – Class C1	51,183
Net asset value per share – Class C	$21.48
Net assets – Class R6	$730,525
Shares outstanding – Class R6[1]	29,320
Net asset value per share – Class R6	$24.92
Net assets – Administrator Class	$13,904,607
Shares outstanding – Administrator Class[1]	560,678
Net asset value per share – Administrator Class	$24.80
Net assets – Institutional Class	$33,115,650
Shares outstanding – Institutional Class[1]	1,332,008
Net asset value per share – Institutional Class	$24.86

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Small Company Value Fund	13

Investment income
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $1,834)	$1,374,321
Securities lending income allocated from affiliated Master Portfolio	62,160
Affiliated income allocated from affiliated Master Portfolio	15,017
Expenses allocated from affiliated Master Portfolio	(807,282)
Waivers allocated from affiliated Master Portfolio	100,286

Total investment income	744,502

Expenses
Management fee	47,326
Administration fees
Class A	28,840
Class C	3,542
Class R6	149
Administrator Class	39,761
Institutional Class	62,594
Shareholder servicing fees
Class A	34,333
Class C	4,216
Administrator Class	76,260
Distribution fee
Class C	12,648
Custody and accounting fees	9,158
Professional fees	30,570
Registration fees	95,011
Shareholder report expenses	25,328
Trustees’ fees and expenses	21,813
Other fees and expenses	10,773

Total expenses	502,322
Less: Fee waivers and/or expense reimbursements	(285,980)

Net expenses	216,342

Net investment income	528,160

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(4,999,289)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(10,331,943)

Net realized and unrealized gains (losses) on investments	(15,331,232)

Net decrease in net assets resulting from operations	$(14,803,072)

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Small Company Value Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$528,160		$872,024
Net realized gains (losses) on investments		(4,999,289)		41,508,619
Net change in unrealized gains (losses) on investments		(10,331,943)		(18,058,560)

Net increase (decrease) in net assets resulting from operations		(14,803,072)		24,322,083

Distributions to shareholders from net investment income and net realized gains
Class A		(82,268)		(52,718)
Class R6		(4,758)		(2,568)
Administrator Class		(80,883)		(283,478)
Institutional Class		(367,043)		(383,137)

Total distributions to shareholders		(534,952)		(721,901)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	100,769	2,699,778	60,419	1,605,930
Class C	15,848	366,047	14,660	329,415
Class R6	25,104	690,295	15,174	412,649
Administrator Class	156,576	4,440,193	100,581	2,701,458
Institutional Class	927,734	26,194,616	431,742	11,786,334

		34,390,929		16,835,786

Reinvestment of distributions
Class A	3,218	75,882	1,785	48,755
Class R6	183	4,430	84	2,350
Administrator Class	3,347	80,761	10,156	283,362
Institutional Class	15,183	366,819	13,529	379,367

		527,892		713,834

Payment for shares redeemed
Class A	(160,314)	(4,366,685)	(192,694)	(5,099,087)
Class C	(42,700)	(986,195)	(28,318)	(663,810)
Class R6	(6,898)	(189,905)	(5,501)	(154,810)
Administrator Class	(1,664,950)	(46,927,131)	(392,453)	(10,624,027)
Institutional Class	(1,684,689)	(45,679,163)	(481,774)	(13,221,590)

		(98,149,079)		(29,763,324)

Net decrease in net assets resulting from capital share transactions		(63,230,258)		(12,213,704)

Total increase (decrease) in net assets		(78,568,282)		11,386,478

Net assets
Beginning of period		139,319,945		127,933,467

End of period		$60,751,663		$139,319,945

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $358,050. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$28.60	$24.01	$20.22	$21.42	$20.08
Net investment income	0.09	0.09	0.05	0.08	0.07
Net realized and unrealized gains (losses) on investments	(4.31)	4.58	3.75	(1.25)	1.27

Total from investment operations	(4.22)	4.67	3.80	(1.17)	1.34
Distributions to shareholders from
Net investment income	(0.16)	(0.08)	(0.01)	(0.03)	0.00
Net asset value, end of period	$24.22	$28.60	$24.01	$20.22	$21.42
Total return[1]	(14.72)%	19.48%	18.86%	(5.48)%	6.62%
Ratios to average net assets (annualized)
Gross expenses[2]	1.49%	1.47%	1.47%	1.48%	1.50%
Net expenses[2]	1.15%	1.33%	1.35%	1.37%	1.40%
Net investment income[2]	0.38%	0.46%	0.20%	0.11%	0.33%
Supplemental data
Portfolio turnover rate[3]	168%	144%	110%	72%	54%
Net assets, end of period (000s omitted)	$11,902	$15,665	$16,280	$23,151	$26,339

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Small Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$25.38	$21.40	$18.15	$19.34	$18.27
Net investment loss	(0.08)[1]	(0.07)[1]	(0.11)[1]	(0.11)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	(3.82)	4.05	3.36	(1.08)	1.15

Total from investment operations	(3.90)	3.98	3.25	(1.19)	1.07
Net asset value, end of period	$21.48	$25.38	$21.40	$18.15	$19.34
Total return[2]	(15.37)%	18.60%	17.97%	(6.20)%	5.86%
Ratios to average net assets (annualized)
Gross expenses[3]	2.22%	2.21%	2.22%	2.23%	2.26%
Net expenses[3]	1.90%	2.08%	2.10%	2.12%	2.15%
Net investment loss[3]	(0.35)%	(0.29)%	(0.54)%	(0.62)%	(0.42)%
Supplemental data
Portfolio turnover rate[4]	168%	144%	110%	72%	54%
Net assets, end of period (000s omitted)	$1,099	$1,980	$1,962	$2,004	$2,602

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2019	2018	2017[1]
Net asset value, beginning of period	$29.44	$24.69	$21.37
Net investment income	0.21 [2]	0.29 [2]	0.08
Net realized and unrealized gains (losses) on investments	(4.45)	4.65	3.33

Total from investment operations	(4.24)	4.94	3.41
Distributions to shareholders from
Net investment income	(0.28)	(0.19)	(0.09)
Net asset value, end of period	$24.92	$29.44	$24.69
Total return[3]	(14.38)%	20.03%	15.95%
Ratios to average net assets (annualized)
Gross expenses[4]	1.09%	1.03%	1.02%
Net expenses[4]	0.75%	0.88%	0.90%
Net investment income[4]	0.77%	1.04%	0.58%
Supplemental data
Portfolio turnover rate[5]	168%	144%	110%
Net assets, end of period (000s omitted)	$731	$322	$29

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017[1]	0.83%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Small Company Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$29.23	$24.53	$20.66	$21.90	$20.49
Net investment income	0.14 [1]	0.20	0.08 [1]	0.13	0.11
Net realized and unrealized gains (losses) on investments	(4.43)	4.63	3.83	(1.30)	1.30

Total from investment operations	(4.29)	4.83	3.91	(1.17)	1.41
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.04)	(0.07)	0.00
Net asset value, end of period	$24.80	$29.23	$24.53	$20.66	$21.90
Total return	(14.65)%	19.71%	19.00%	(5.36)%	6.88%
Ratios to average net assets (annualized)
Gross expenses[2]	1.35%	1.38%	1.39%	1.39%	1.34%
Net expenses[2]	1.05%	1.19%	1.20%	1.20%	1.20%
Net investment income[2]	0.49%	0.59%	0.36%	0.28%	0.52%
Supplemental data
Portfolio turnover rate[3]	168%	144%	110%	72%	0%
Net assets, end of period (000s omitted)	$13,905	$60,379	$57,591	$64,023	$71,034

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$29.40	$24.68	$20.77	$22.02	$20.57
Net investment income	0.19 [1]	0.21	0.11	0.08 [1]	0.14
Net realized and unrealized gains (losses) on investments	(4.45)	4.69	3.89	(1.22)	1.31

Total from investment operations	(4.26)	4.90	4.00	(1.14)	1.45
Distributions to shareholders from
Net investment income	(0.28)	(0.18)	(0.09)	(0.11)	0.00
Net asset value, end of period	$24.86	$29.40	$24.68	$20.77	$22.02
Total return	(14.46)%	19.90%	13.70%	(5.13)%	7.05%
Ratios to average net assets (annualized)
Gross expenses[2]	1.14%	1.14%	1.14%	1.14%	1.07%
Net expenses[2]	0.85%	0.99%	1.00%	1.00%	1.00%
Net investment income[2]	0.68%	0.78%	0.55%	0.40%	0.75%
Supplemental data
Portfolio turnover rate[3]	168%	144%	110%	72%	54%
Net assets, end of period (000s omitted)	$33,116	$60,973	$52,072	$31,768	$16,850

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.75%
Year ended May 31, 2018	0.84%
Year ended May 31, 2017	0.84%
Year ended May 31, 2016	0.84%
Year ended May 31, 2015	0.84%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Small Company Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 47% of Wells Fargo Small Company Value Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Small Company Value Fund	21

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $79,104,190 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$0

Gross unrealized losses	(18,570,612)

Net unrealized losses	$(18,570,612)

As of May 31, 2019, the Fund had current year deferred post-October capital losses consisting of $3,470,691 in short-term losses and $260,535 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliated Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Small Company Value Portfolio	Seeks long-term capital appreciation	$60,533,578

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May, 31 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

22	Wells Fargo Small Company Value Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares and 1.90% for Class C shares, 0.75% for Class R6 shares, 1.05% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $1,375 from the sale of Class A shares and $13 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were $136,180,034 and $136,307,131, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Small Company Value Fund	23

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $534,952 and $721,901 of ordinary income for the years ended May 31, 2019 and May 31, 2018, respectively.

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized losses	Post-October capital losses deferred

$396,024	$(18,570,612)	$(3,731,226)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income

Class A	$52,718

Class R6	2,568

Administrator Class	283,478

Institutional Class	383,137

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. Through its investment in the affiliated Master Portfolio which may invest a substantial portion of its assets in any sector, the Fund may in turn be more affected by changes in that sector than a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Small Company Value Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Value Portfolio	25

Security name	Shares	Value

Common Stocks: 98.81%

Communication Services: 0.44%

Media: 0.44%

Entercom Communications Corporation	32,952	$190,792

WideOpenWest Incorporated †	50,165	374,231

		565,023

Consumer Discretionary: 9.77%

Auto Components: 0.03%

Horizon Global Corporation †	8,976	36,443

Diversified Consumer Services: 0.69%

Collectors Universe Incorporated	41,800	879,472

Hotels, Restaurants & Leisure: 1.50%

Dine Brands Global Incorporated	15,229	1,437,922

El Pollo Loco Holdings Incorporated †	6,999	73,350

Noodles & Company †	35,415	256,050

Red Lion Hotels Corporation †	18,601	140,996

		1,908,318

Household Durables: 2.46%

Cavco Industries Incorporated †	5,371	771,276

Helen of Troy Limited †	9,752	1,302,965

Hooker Furniture Corporation	39,797	1,067,754

		3,141,995

Leisure Products: 1.44%

Johnson Outdoors Incorporated Class A	16,367	1,208,048

Malibu Boats Incorporated Class A †	17,536	629,542

		1,837,590

Specialty Retail: 1.64%

Dick’s Sporting Goods Incorporated	33,001	1,138,865

Shoe Carnival Incorporated «	37,087	952,765

		2,091,630

Textiles, Apparel & Luxury Goods: 2.01%

Carter’s Incorporated	10,801	908,472

Charles & Colvard Limited †	142,017	346,522

Lakeland Industries Incorporated †	24,175	294,935

Rocky Brands Incorporated	41,781	1,021,963

		2,571,892

Consumer Staples: 6.07%

Food & Staples Retailing: 0.71%

Ingles Markets Incorporated Class A	30,476	908,490

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Small Company Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Food Products: 3.69%

Cal-Maine Foods Incorporated	31,328	$1,159,763

Hostess Brands Incorporated †	101,661	1,361,241

Pilgrim’s Pride Corporation †	38,060	973,194

Sanderson Farms Incorporated	8,866	1,212,071

		4,706,269

Household Products: 1.67%

Central Garden & Pet Company «†	44,322	1,247,664

Spectrum Brands Holdings Incorporated	16,787	884,171

		2,131,835

Energy: 4.13%

Energy Equipment & Services: 1.77%

McDermott International Incorporated «†	46,861	283,040

Newpark Resources Incorporated †	160,714	1,123,391

Patterson-UTI Energy Incorporated	80,380	854,439

		2,260,870

Oil, Gas & Consumable Fuels: 2.36%

Callon Petroleum Company †	130,456	815,350

Southwestern Energy Company †	269,016	965,767

Teekay Tankers Limited Class A †	466,550	522,536

W&T Offshore Incorporated †	167,621	704,008

		3,007,661

Financials: 26.19%

Banks: 15.27%

Banc of California Incorporated	46,034	609,030

Banner Corporation	24,050	1,213,563

Customers Bancorp Incorporated †	62,469	1,231,889

FB Financial Corporation	37,544	1,306,156

Fidelity Southern Corporation	43,415	1,223,001

First Foundation Incorporated	70,446	923,547

First Interstate BancSystem Class A	33,364	1,231,465

Great Southern Bancorp Incorporated	25,183	1,390,605

Heritage Financial Corporation	42,931	1,206,361

Independent Bank Corporation	58,262	1,232,241

Midland States Bancorp Incorporated	51,127	1,252,612

OFG Bancorp	56,211	1,055,643

Orrstown Financial Services Incorporated	21,624	459,294

Popular Incorporated	14,240	743,470

Triumph Bancorp Incorporated †	34,493	968,219

Umpqua Holdings Corporation	75,569	1,206,837

Univest Corporation of Pennsylvania	56,878	1,358,247

Western Alliance Bancorp †	21,206	872,627

		19,484,807

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Value Portfolio	27

Security name	Shares	Value

Capital Markets: 1.93%

Blucora Incorporated †	20,331	$629,651

Och Ziff Capital Managemen Group Incorporated	34,673	628,968

Piper Jaffray Companies Incorporated	17,035	1,206,419

		2,465,038

Consumer Finance: 0.19%

Enova International Incorporated †	11,633	248,365

Insurance: 3.75%

American Equity Investment Life Holding Company	45,224	1,280,291

FBL Financial Group Incorporated	18,612	1,145,755

National General Holdings Corporation	44,458	1,010,086

State Auto Financial Corporation	39,481	1,349,855

		4,785,987

Mortgage REITs: 1.96%

Invesco Mortgage Capital Incorporated	52,915	814,362

MFA Financial Incorporated	118,009	830,783

New York Mortgage Trust Incorporated	142,608	861,352

		2,506,497

Thrifts & Mortgage Finance: 3.09%

Homestreet Incorporated †	46,324	1,317,918

OceanFirst Financial Corporation	55,378	1,319,104

Walker & Dunlop Incorporated	25,896	1,301,792

		3,938,814

Health Care: 5.45%

Health Care Equipment & Supplies: 0.38%

Fonar Corporation †	15,437	296,390

LeMaitre Vascular Incorporated	7,338	189,394

		485,784

Health Care Providers & Services: 3.74%

AMN Healthcare Services Incorporated †	18,435	892,991

BioScrip Incorporated †	68,863	142,546

Brookdale Senior Living Incorporated †	72,690	449,224

Ensign Group Incorporated	20,106	1,070,846

Hanger Incorporated †	54,121	1,009,898

LHC Group Incorporated †	7,915	896,611

Tenet Healthcare Corporation †	15,809	315,548

		4,777,664

Pharmaceuticals: 1.33%

Akorn Incorporated †	46,924	193,327

Phibro Animal Health Corporation Class A	11,493	339,963

Prestige Consumer Healthcare Incorporated †	40,040	1,162,361

		1,695,651

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Small Company Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Industrials: 18.44%

Aerospace & Defense: 0.24%

Ducommun Incorporated †	6,704	$302,552

Airlines: 0.27%

Mesa Air Group Incorporated †	37,687	343,705

Building Products: 0.52%

Patrick Industries Incorporated †	16,439	670,547

Commercial Services & Supplies: 1.90%

ACCO Brands Corporation	16,937	124,487

Casella Waste Systems Incorporated Class A †	10,027	388,245

Ceco Environmental Corporation †	32,582	288,351

Ennis Incorporated	67,455	1,249,267

Hudson Technologies Incorporated †	230,921	369,474

		2,419,824

Construction & Engineering: 2.37%

Comfort Systems Incorporated	8,821	416,175

Limbach Holdings Incorporated †	23,756	214,992

MYR Group Incorporated †	39,343	1,270,385

Sterling Construction Company Incorporated †	94,080	1,123,315

		3,024,867

Electrical Equipment: 1.56%

Encore Wire Corporation	21,878	1,091,931

Generac Holdings Incorporated †	16,431	906,170

		1,998,101

Machinery: 4.09%

Columbus McKinnon Corporation	32,130	1,165,034

Federal Signal Corporation	18,472	441,296

Kadant Incorporated	10,659	865,298

Miller Industries Incorporated	32,593	865,344

NN Incorporated	30,227	234,259

Spartan Motors Incorporated	115,855	999,829

Standex International Corporation	7,995	519,995

The Greenbrier Companies Incorporated	4,559	124,050

		5,215,105

Marine: 0.38%

Seaspan Corporation «	51,703	481,355

Professional Services: 3.85%

Barrett Business Services Incorporated	7,469	537,917

BG Staffing Incorporated	13,929	237,072

CBIZ Incorporated †	66,405	1,314,819

Kelly Services Incorporated Class A	48,630	1,142,805

Korn/Ferry International	24,418	1,051,927

WageWorks Incorporated †	12,553	627,273

		4,911,813

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Value Portfolio	29

Security name	Shares	Value

Road & Rail: 1.04%

Genesee & Wyoming Incorporated Class A †	13,970	$1,330,223

Trading Companies & Distributors: 2.22%

CAI International Incorporated †	52,696	1,186,714

DXP Enterprises Incorporated †	33,165	1,068,576

Fly Leasing Limited ADR †	35,582	577,852

		2,833,142

Information Technology: 10.28%

Communications Equipment: 0.67%

Lumentum Holdings Incorporated †	15,098	611,016

Plantronics Incorporated	5,913	242,847

		853,863

Electronic Equipment, Instruments & Components: 3.55%

Eplus Incorporated †	14,032	991,501

Insight Enterprises Incorporated †	23,928	1,231,813

Methode Electronics Incorporated	25,881	637,449

Napco Security Technologies Incorporated †	21,326	569,831

PC Connection Incorporated	34,765	1,103,441

		4,534,035

IT Services: 2.09%

Conduent Incorporated †	103,045	917,101

Hackett Group Incorporated	36,185	582,217

TTEC Holdings Incorporated	29,513	1,171,076

		2,670,394

Semiconductors & Semiconductor Equipment: 2.69%

Cohu Incorporated	25,695	373,862

Entegris Incorporated	20,707	711,078

FormFactor Incorporated †	74,337	1,067,479

Rudolph Technologies Incorporated †	55,535	1,281,192

		3,433,611

Software: 1.28%

American Software Incorporated Class A	39,398	499,173

GlobalSCAPE Incorporated	22,751	207,944

Nuance Communications Incorporated †	53,955	926,407

		1,633,524

Materials: 4.92%

Chemicals: 1.46%

Advansix Incorporated †	22,842	556,888

Stepan Company	15,440	1,310,238

		1,867,126

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Small Company Value Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Construction Materials: 0.85%

Eagle Materials Incorporated	12,599	$1,084,270

Metals & Mining: 1.65%

Kaiser Aluminum Corporation	12,247	1,091,453

Schnitzer Steel Industries Incorporated Class A	47,924	1,011,676

		2,103,129

Paper & Forest Products: 0.96%

PH Glatfelter Company	18,387	268,082

Verso Corporation Class A †	55,747	959,963

		1,228,045

Real Estate: 6.77%

Equity REITs: 6.38%

Armada Hoffler Properties Incorporated	88,940	1,467,510

CareTrust REIT Incorporated	43,138	1,048,685

Global Medical REIT Incorporated	53,964	575,256

Independence Realty Trust Incorporated	131,564	1,444,573

Monmouth Real Estate Investment Corporation	88,138	1,228,644

One Liberty Properties Incorporated	50,335	1,436,561

PotlatchDeltic Corporation	27,881	938,196

		8,139,425

Real Estate Management & Development: 0.39%

Marcus & Millichap Incorporated †	16,408	501,100

Utilities: 6.35%

Electric Utilities: 2.36%

Hawaiian Electric Industries Incorporated	35,697	1,482,853

Otter Tail Corporation	30,741	1,526,905

		3,009,758

Gas Utilities: 2.23%

National Fuel Gas Company	24,001	1,279,493

Northwest Natural Holding Company	22,721	1,563,659

		2,843,152

Multi-Utilities: 1.08%

MDU Resources Group Incorporated	55,806	1,377,292

Water Utilities: 0.68%

Artesian Resources Corporation Class A	24,394	868,670

Total Common Stocks (Cost $129,787,868)		126,114,723

Exchange-Traded Funds: 0.53%

iShares Russell 2000 Index ETF	4,600	670,956

Total Exchange-Traded Funds (Cost $723,470)		670,956

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Small Company Value Portfolio	31

Security name	Yield	Shares	Value

Short-Term Investments: 2.13%

Investment Companies: 2.13%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51%	2,006,789	$2,006,990

Wells Fargo Government Money Market Fund Select Class (I)(u)	2.30	718,186	718,186

Total Short-Term Investments (Cost $2,724,996)			2,725,176

Total investments in securities (Cost $133,236,334)	101.47%	129,510,855

Other assets and liabilities, net	(1.47)	(1,880,436)

Total net assets	100.00%	$127,630,419

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	5,546,867	76,423,623	79,963,701	2,006,789	$(328)	$(172)	$134,621	$2,006,990
Wells Fargo Government Money Market Fund Select Class	851,216	133,591,983	133,725,013	718,186	0	0	26,900	718,186

					$(328)	$(172)	$161,521	$2,725,176	2.13%

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Small Company Value Portfolio	Statement of assets and liabilities—May 31, 2019

Assets
Investments in unaffiliated securities (including $1,924,347 of security loaned), at value (cost $130,511,338)	$126,785,679
Investments in affiliated securities, at value (cost $2,724,996)	2,725,176
Receivable for investments sold	846,926
Receivable for dividends	101,213
Receivable for securities lending income, net	3,271
Prepaid expenses and other assets	16,551

Total assets	130,478,816

Liabilities
Payable upon receipt of securities loaned	2,006,773
Payable for investments purchased	588,674
Overdraft due to custodian bank	156,444
Advisory fee payable	81,775
Accrued expenses and other liabilities	14,731

Total liabilities	2,848,397

Total net assets	$127,630,419

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Small Company Value Portfolio	33

Investment income
Dividends (net of foreign withholding taxes of $3,550)	$2,578,744
Income from affiliated securities	137,210

Total investment income	2,715,954

Expenses
Advisory fee	1,401,687
Custody and accounting fees	23,282
Professional fees	43,785
Shareholder report expenses	2,797
Trustees’ fees and expenses	20,578
Other fees and expenses	6,995

Total expenses	1,499,124
Less: Fee waivers and/or expense reimbursements	(188,541)

Net expenses	1,310,583

Net investment income	1,405,371

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(20,261,005)
Affiliated securities	(328)

Net realized losses on investments	(20,261,333)

Net change in unrealized gains (losses) on:
Unaffiliated securities	(10,952,580)
Affiliated securities	(172)

Net change in unrealized gains (losses) on investments	(10,952,752)

Net realized and unrealized gains (losses) on investments	(31,214,085)

Net decrease in net assets resulting from operations	$(29,808,714)

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Small Company Value Portfolio	Statement of changes in net assets

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$1,405,371	$1,619,419
Net realized gains (losses) on investments	(20,261,333)	56,399,955
Net change in unrealized gains (losses) on investments	(10,952,752)	(24,205,675)

Net increase (decrease) in net assets resulting from operations	(29,808,714)	33,813,699

Capital transactions
Transactions in investors’ beneficial interests
Contributions	110,246,678	10,857,996
Withdrawals	(112,205,990)	(99,498,049)

Net decrease in net assets resulting from capital transactions	(1,959,312)	(88,640,053)

Total decrease in net assets	(31,768,026)	(54,826,354)

Net assets
Beginning of period	159,398,445	214,224,799

End of period	$127,630,419	$159,398,445

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Small Company Value Portfolio	35

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	(14.51)%	20.10%	19.44%	(4.96)%	7.29%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.84%	0.85%	0.84%
Net expenses	0.75%	0.84%	0.84%	0.85%	0.84%
Net investment income	0.80%	0.87%	0.72%	0.62%	0.89%
Supplemental data
Portfolio turnover rate	168%	144%	110%	72%	54%

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Small Company Value Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Small Company Value Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in

Notes to financial statements	Wells Fargo Small Company Value Portfolio	37

high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $137,451,953 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,468,519

Gross unrealized losses	(14,409,617)

Net unrealized losses	$(7,941,098)

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

38	Wells Fargo Small Company Value Portfolio	Notes to financial statements

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$565,023	$0	$0	$565,023

Consumer discretionary	12,467,340	0	0	12,467,340

Consumer staples	7,746,594	0	0	7,746,594

Energy	5,268,531	0	0	5,268,531

Financials	33,429,508	0	0	33,429,508

Health care	6,959,099	0	0	6,959,099

Industrials	23,531,234	0	0	23,531,234

Information technology	13,125,427	0	0	13,125,427

Materials	6,282,570	0	0	6,282,570

Real estate	8,640,525	0	0	8,640,525

Utilities	8,098,872	0	0	8,098,872

Exchange-traded funds	670,956	0	0	670,956

Short-term investments

Investment companies	718,186	2,006,990	0	2,725,176

Total assets	$127,503,865	$2,006,990	$0	$129,510,855

Additional sector, industry or geographic detail for the Portfolio is included in the Portfolio of investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management , an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.800%

Next $500 million	0.775

Next $1 billion	0.750

Next $1 billion	0.725

Next $1 billion	0.700

Over $4 billion	0.680

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.80% of the Portfolio’s average daily net assets.

Notes to financial statements	Wells Fargo Small Company Value Portfolio	39

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.55% and declining to 0.40% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended May 31, 2019 were $287,125,187 and $287,393,161, respectively.

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. CONCENTRATION RISK

Concentration risk results from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

40	Wells Fargo Small Company Value Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Small Company Value Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Small Company Value Fund	41

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $534,952 of income dividends paid during the fiscal year ended May 31, 2019 have been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $8,255 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

42	Wells Fargo Small Company Value Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Small Company Value Fund	43

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

44	Wells Fargo Small Company Value Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Small Company Value Fund	45

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Small Company Value Fund and Wells Fargo Small Company Value Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Small Company Value Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Small Company Value Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management.

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

46	Wells Fargo Small Company Value Fund	Other information (unaudited)

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the one-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than or in range of its benchmark, the Russell 2000® Value Index, for the three-, five- and ten-year periods under review, but lower than its benchmark for the one-year period under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

Other information (unaudited)	Wells Fargo Small Company Value Fund	47

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was lower than the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an

48	Wells Fargo Small Company Value Fund	Other information (unaudited)

individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403200 07-19 A286/AR286 05-19

Annual Report

May 31, 2019

Wells Fargo Core Bond Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Core Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Core Bond Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Core Bond Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Core Bond Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo Core Bond Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Maulik Bhansali, CFA®‡

Thomas O’Connor, CFA®‡

Jarad Vasquez

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]

Class A (MBFAX)	10-31-2001	1.08	1.36	3.58	5.87	2.30	4.06	0.83	0.78

Class C (MBFCX)	10-31-2001	4.04	1.53	3.25	5.04	1.53	3.25	1.58	1.53

Class R (WTRRX)[4]	7-9-2010	–	–	–	5.61	2.04	3.76	1.08	1.03

Class R4 (MBFRX)[5]	11-30-2012	–	–	–	6.07	2.56	4.31	0.60	0.52

Class R6 (WTRIX)[6]	11-30-2012	–	–	–	6.31	2.72	4.45	0.45	0.37

Administrator Class (MNTRX)	6-30-1997	–	–	–	5.87	2.38	4.12	0.77	0.70

Institutional Class (MBFIX)	10-31-2001	–	–	–	6.18	2.65	4.40	0.50	0.42

Bloomberg Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	6.40	2.70	3.83	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Core Bond Fund	7

Growth of $10,000 investment as of May 31, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially similar investment objective and substantially identical investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense caps. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R shares.

[5]	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares.

[6]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[7]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[9]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[10]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[11]

Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Core Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2019.

∎

Security selection in credit and asset-backed securities (ABS), particularly within Federal Family Education Loan Program (FFELP) student loan ABS, detracted from performance, as did a small sector overweight to credit during the period.

∎	A sector overweight to ABS and commercial mortgage-backed securities (CMBS), driven by our enthusiasm for security selection opportunities in these sectors, was a contributor to performance.

The global economy and markets faced a range of issues.

Early during the period, the U.S. economy began to cool amid signals of a synchronized deceleration of global growth and weakness in China and parts of Europe. Despite this and with trade and political risks mounting, stocks rose to new highs, as market participants were keenly focused on a growing economy and monetary policy, with forecasts for rate hikes extending through 2020. Fixed-income markets also performed well, while rates trended somewhat higher, despite inflationary pressures remaining nonexistent.

Across the Pacific, President Donald Trump met with North Korean leader Kim Jong Un in Singapore as planned in the first-ever summit meeting between leaders of the contending nations. Meanwhile, The Bank of Japan (BOJ) tweaked its long-running monetary stimulus program in potentially a step toward normalization. On the trade front, as previously signaled and with the looming deadline for implementation, the Trump administration slapped tariffs on $200 billion in Chinese goods while China responded with duties of its own on $60 billion in U.S. goods.

In Europe, political risks were averted as Italy finalized its budget agreement with the European Commission, although Brexit negotiations stalled in Parliament despite the travails of Theresa May. The Turkish financial system fell under significant pressure during the summer months and the Turkish lira tumbled to new lows, exacerbating a broader slide in emerging markets. Parts of Europe are presently in recession, with the major centers of economic activity registering anemic growth.

Toward year-end, credit spreads began to widen despite solid reports of gross domestic product (GDP), earnings growth, and with the unemployment rate touching a 45-year low. Following the U.S. elections in November, Democrats seized control of the House of Representatives while Republicans held onto the Senate, in what was a national referendum on President Trump that drew a record number of voters to the polls. As anticipated, the U.S. Federal Reserve (Fed) unanimously decided to raise its key federal funds rate in December, the third hike of the year, and as it turns out, perhaps the last one for quite a while. Stocks plunged in December amid a ferocious flight to quality and following a refusal by President Trump to sign the Senate’s version of a short-term spending bill, the federal government partially shut down just prior to the Christmas holiday and remained shuttered for over a month.

As we moved into 2019, a more tepid Fed has completely reversed course, sounding off a more dovish tone. Stock and credit markets rebounded in spectacular fashion, with the S&P 500 Index9 posting its best January since 1987. The yield curve inverted somewhat during the first months of the year, perhaps a harbinger of the slowdown underway, a result of trade tensions between the U.S. and China. Futures markets indicated a rate cut in the intermediate term, an astounding reversal of conditions from those heading into year-end.

The return of volatility was short-lived, although these events set the stage for security selection opportunities during early 2019. Despite the reversal of stock prices and credit spreads amid the actions of Fed Chair Jay Powell and the Federal Open Market Committee, we believe that the conditions driving volatility remain firmly in place, with doubts surrounding resolution of trade and political risks, while the global economy continues to sputter. We look forward to employing our risk-constrained investment process in what could be very disorderly markets, laden with security price inefficiencies.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Core Bond Fund	9

Ten largest holdings (%) as of May 31, 2019[10]

FNMA, 3.50%, 6-13-2049	5.26

U.S. Treasury Bond, 2.75%, 11-15-2047	2.11

U.S. Treasury Note, 2.75%, 9-20-2020	1.56

U.S. Treasury Note, 2.63%, 7-31-2020	1.55

U.S. Treasury Bond, 3.00%, 2-15-2048	1.55

U.S. Treasury Note, 2.50%, 2-28-2021	1.43

U.S. Treasury Note, 2.38%, 5-15-2029	1.34

U.S. Treasury Note, 1.63%, 2-15-2026	1.33

GNMA, 4.00%, 5-20-2049	1.33

U.S. Treasury Note, 2.13%, 2-29-2024	1.23

Portfolio allocation as of May 31, 2019[11]

Portfolio positioning continues to be driven by our fundamental analysis and assessment of relative-value trading opportunities

We continue to favor ABS with our largest overweight because we view the core sectors of this market as possessing stable fundamentals. We have reduced our position somewhat to control our ABS exposure following its strong performance. We continue to find attractive fundamentals within the core subsectors of the market and relative-value opportunities in both the primary and secondary markets. We found opportunities for favorable security selection within the FFELP and the private student loan spaces.

During the period, we moved to an overweight position in agency mortgage-backed securities (MBS) from an underweight, seeing a healthy opportunity set emerge as market participants adjust to rapid shifts in the interest rate environment. Bottom-up security selection opportunities improved in higher-coupon Government National Mortgage Association securities, along with specified pools and collateralized mortgage obligations (CMOs). The MBS sector is a potential source of significant alpha given heightened interest rate volatility and following a pullback from the Fed, which had been a big buyer of MBS throughout the years of quantitative stimulus.

Based on our fundamental analysis and assessment of relative-value trading opportunities, we maintained a small overweight to credit and have been very close to neutral throughout the period. Although primary market volumes are off from last year, we anticipate a healthy new issuance calendar as a meaningful gateway to liquidity. Despite the tempered overall sector weight to credit, the portfolio is imbedded with dozens of security-level risk exposures, exploiting our view of pricing inefficiencies.

As always, the Fund strategy seeks to neutralize macro variables, including rates and currencies. Therefore, duration had a neutral effect on performance. Instead, the Fund seeks to capture relative value with bottom-up security selection, focused on inefficiently priced securities within our investment universe.

We believe fixed-income markets may provide opportunities in 2019.

Amid these adverse developments, markets have swiftly repriced, with Treasuries now pricing in a likelihood of multiple 25-basis-point (100 basis points equal 1.00%) rate cuts or the possibility of a smaller number of larger cuts within the next 12 months. Across the curve, Treasuries rallied in May at the fastest pace since the financial crisis, and equities had the second-worst May in over 50 years. Given that financial markets are pricing in a much different scenario than previously envisioned, market participants will need to assess if the recent economic weakness can moderate somewhat, mitigating recent deceleration and recessionary concerns. Trade headlines, which took an abrupt shift in May, could portend a more difficult period or could yet again trend toward resolution.

We believe fixed-income markets may provide superior security selection opportunities in 2019 and potentially a period of heightened volatility following upheaval late last year and amid the continued volatile interest rate environment. We will seek to add value through our bottom-up, active, relative-value investment management approach while maintaining a disciplined approach to risk management. We continue to focus on bottom-up security selection and intend to take advantage of relative-value dislocations as they arise. As always, we remain nimble and agile and stand ready to take advantage of security selection opportunities as they arise.

Please see footnotes on page 7.

10	Wells Fargo Core Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period1,[2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,063.22	$4.01	0.78%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class C

Actual	$1,000.00	$1,058.95	$7.85	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.69	1.53%
Class R

Actual	$1,000.00	$1,061.48	$5.29	1.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Class R4

Actual	$1,000.00	$1,064.21	$2.68	0.52%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
Class R6

Actual	$1,000.00	$1,065.87	$1.90	0.37%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.87	0.37%
Administrator Class

Actual	$1,000.00	$1,063.22	$3.60	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Institutional Class

Actual	$1,000.00	$1,064.78	$2.16	0.42%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Fund	11

Security name	Value

Investment Companies: 100.40%

Affiliated Master Portfolio: 100.40%

Wells Fargo Core Bond Portfolio	$5,440,706,153

Total Investment Companies (Cost $5,323,727,522)	5,440,706,153

Total investments in securities (Cost $5,323,727,522)	100.40%	5,440,706,153

Other assets and liabilities, net	(0.40)	(21,890,141)

Total net assets	100.00%	$5,418,816,012

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Core Bond Portfolio	95%	93%	$(17,410,516)	$182,530,737	$170,926,243	$2,009,973	$5,440,706,153	100.40%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Core Bond Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $5,323,727,522)	$5,440,706,153
Receivable for Fund shares sold	6,578,462
Receivable from manager	112,038
Prepaid expenses and other assets	35,246

Total assets	5,447,431,899

Liabilities
Payable for Fund shares redeemed	25,517,940
Dividends payable	2,112,242
Administration fees payable	304,339
Distribution fees payable	25,127
Accrued expenses and other liabilities	656,239

Total liabilities	28,615,887

Total net assets	$5,418,816,012

NET ASSETS CONSIST OF
Paid-in capital	$5,435,657,316
Total distributable loss	(16,841,304)

Total net assets	$5,418,816,012

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$302,245,584
Shares outstanding – Class A1	22,766,174
Net asset value per share – Class A	$13.28
Maximum offering price per share – Class A2	$13.91
Net assets – Class C	$34,493,565
Shares outstanding – Class C1	2,623,533
Net asset value per share – Class C	$13.15
Net assets – Class R	$8,565,273
Shares outstanding – Class R1	660,949
Net asset value per share – Class R	$12.96
Net assets – Class R4	$10,804,612
Share outstanding – Class R4[1]	834,074
Net asset value per share – Class R4	$12.95
Net assets – Class R6	$2,513,644,057
Shares outstanding – Class R6[1]	194,157,918
Net asset value per share – Class R6	$12.95
Net assets – Administrator Class	$205,825,349
Shares outstanding – Administrator Class[1]	15,882,064
Net asset value per share – Administrator Class	$12.96
Net assets – Institutional Class	$2,343,237,572
Shares outstanding – Institutional Class[1]	181,051,411
Net asset value per share – Institutional Class	$12.94

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Core Bond Fund	13

Investment income
Interest allocated from affiliated Master Portfolio	$170,926,243
Affiliated income allocated from affiliated Master Portfolio	2,009,973
Expenses allocated from affiliated Master Portfolio	(18,400,633)

Total investment income	154,535,583

Expenses
Management fee	2,611,490
Administration fees
Class A	493,290
Class C	66,975
Class R	18,393
Class R4	9,017
Class R6	669,196
Administrator Class	264,161
Institutional Class	1,923,317
Shareholder servicing fees
Class A	770,765
Class C	104,649
Class R	28,499
Class R4	11,272
Administrator Class	653,486
Distribution fees
Class C	313,940
Class R	28,740
Custody and accounting fees	185,654
Professional fees	34,888
Registration fees	260,218
Shareholder report expenses	388,241
Trustees’ fees and expenses	21,324
Other fees and expenses	103,153

Total expenses	8,960,668
Less: Fee waivers and/or expense reimbursements	(3,942,997)

Net expenses	5,017,671

Net investment income	149,517,912

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(17,410,516)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	182,530,737

Net realized and unrealized gains (losses) on investments	165,120,221

Net increase in net assets resulting from operations	$314,638,133

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Core Bond Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$149,517,912		$109,290,228
Net realized losses on investments		(17,410,516)		(51,477,064)
Net change in unrealized gains (losses) on investments		182,530,737		(93,493,410)

Net increase (decrease) in net assets resulting from operations		314,638,133		(35,680,246)

Distributions to shareholders from net investment income and net realized gains
Class A		(7,707,522)		(6,146,453)
Class C		(731,013)		(561,310)
Class R		(258,514)		(203,058)
Class R4		(310,999)		(706,139)
Class R6		(65,026,382)		(24,689,238)
Administrator Class		(6,822,022)		(6,023,458)
Institutional Class		(68,704,939)		(70,984,919)

Total distributions to shareholders		(149,561,391)		(109,314,575)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	5,814,230	74,731,899	5,948,905	78,111,325
Class C	504,131	6,445,467	660,100	8,585,693
Class R	192,684	2,418,555	314,720	4,024,861
Class R4	232,839	2,916,548	636,388	8,152,388
Class R6	134,743,486	1,690,762,705	65,439,055	837,238,882
Administrator Class	7,054,319	87,991,112	6,358,669	81,613,591
Institutional Class	62,642,714	786,483,803	109,824,335	1,402,149,298

		2,651,750,089		2,419,876,038

Reinvestment of distributions
Class A	517,112	6,661,968	406,222	5,315,016
Class C	27,587	351,123	23,283	301,658
Class R	2,650	33,322	2,181	27,892
Class R4	24,725	310,703	51,321	658,202
Class R6	4,654,160	58,457,025	1,705,109	21,706,594
Administrator Class	528,027	6,640,587	457,541	5,851,867
Institutional Class	4,468,964	56,130,059	4,338,888	55,292,897

		128,584,787		89,154,126

Payment for shares redeemed
Class A	(8,462,820)	(108,862,680)	(8,713,141)	(114,094,388)
Class C	(1,664,172)	(21,223,278)	(1,437,868)	(18,650,713)
Class R	(508,524)	(6,425,841)	(414,247)	(5,296,848)
Class R4	(354,232)	(4,433,486)	(3,109,817)	(39,224,105)
Class R6	(53,758,496)	(673,745,873)	(20,533,471)	(261,667,805)
Administrator Class	(13,129,627)	(165,688,347)	(14,295,796)	(183,753,304)
Institutional Class	(150,751,229)	(1,886,370,187)	(95,212,522)	(1,214,837,005)

		(2,866,749,692)		(1,837,524,168)

Net increase (decrease) in net assets resulting from capital share transactions		(86,414,816)		671,505,996

Total increase in net assets		78,661,926		526,511,175

Net assets
Beginning of period		5,340,154,086		4,813,642,911

End of period		$5,418,816,012		$5,340,154,086

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Overdistributed net investment income at May 31, 2018 was $140,624. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.86	$13.22	$13.28	$13.16	$12.98
Net investment income	0.32	0.24	0.19 [1]	0.19 [1]	0.18
Net realized and unrealized gains (losses) on investments	0.42	(0.36)	0.00	0.12	0.19

Total from investment operations	0.74	(0.12)	0.19	0.31	0.37
Distributions to shareholders from
Net investment income	(0.32)	(0.24)	(0.19)	(0.19)	(0.19)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.32)	(0.24)	(0.25)	(0.19)	(0.19)
Net asset value, end of period	$13.28	$12.86	$13.22	$13.28	$13.16
Total return[2]	5.87%	(0.96)%	1.48%	2.36%	2.85%
Ratios to average net assets (annualized)
Gross expenses[3]	0.83%	0.83%	0.83%	0.83%	0.83%
Net expenses[3]	0.78%	0.78%	0.78%	0.78%	0.78%
Net investment income[3]	2.50%	1.79%	1.40%	1.43%	1.39%
Supplemental data
Portfolio turnover rate[4]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$302,246	$320,208	$360,276	$699,273	$506,043

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.74	$13.09	$13.15	$13.03	$12.86
Net investment income	0.23	0.14	0.09	0.09	0.09
Net realized and unrealized gains (losses) on investments	0.40	(0.35)	0.00	0.12	0.17

Total from investment operations	0.63	(0.21)	0.09	0.21	0.26
Distributions to shareholders from
Net investment income	(0.22)	(0.14)	(0.09)	(0.09)	(0.09)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.22)	(0.14)	(0.15)	(0.09)	(0.09)
Net asset value, end of period	$13.15	$12.74	$13.09	$13.15	$13.03
Total return[1]	5.04%	(1.65)%	0.72%	1.61%	2.02%
Ratios to average net assets (annualized)
Gross expenses[2]	1.58%	1.58%	1.58%	1.58%	1.58%
Net expenses[2]	1.53%	1.53%	1.53%	1.53%	1.53%
Net investment income[2]	1.75%	1.04%	0.68%	0.68%	0.65%
Supplemental data
Portfolio turnover rate[3]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$34,494	$47,843	$59,049	$66,612	$72,798

[1]	Total return calculations do not include any sales charges.

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.55	$12.90	$12.97	$12.85	$12.67
Net investment income	0.28 [1]	0.20 [1]	0.15 [1]	0.15 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	0.41	(0.35)	(0.01)	0.12	0.18

Total from investment operations	0.69	(0.15)	0.14	0.27	0.33
Distributions to shareholders from
Net investment income	(0.28)	(0.20)	(0.15)	(0.15)	(0.15)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.28)	(0.20)	(0.21)	(0.15)	(0.15)
Net asset value, end of period	$12.96	$12.55	$12.90	$12.97	$12.85
Total return	5.61%	(1.19)%	1.15%	2.13%	2.63%
Ratios to average net assets (annualized)
Gross expenses[2]	1.07%	1.08%	1.08%	1.08%	1.08%
Net expenses[2]	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income[2]	2.25%	1.54%	1.18%	1.18%	1.15%
Supplemental data
Portfolio turnover rate[3]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$8,565	$12,230	$13,826	$17,985	$16,411

[1]	Calculated based upon average shared outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R4	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.55	$12.89	$12.95	$12.83	$12.66
Net investment income	0.35	0.26 [1]	0.22	0.22	0.21
Net realized and unrealized gains (losses) on investments	0.40	(0.34)	0.00	0.12	0.18

Total from investment operations	0.75	(0.08)	0.22	0.34	0.39
Distributions to shareholders from
Net investment income	(0.35)	(0.26)	(0.22)	(0.22)	(0.22)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.35)	(0.26)	(0.28)	(0.22)	(0.22)
Net asset value, end of period	$12.95	$12.55	$12.89	$12.95	$12.83
Total return	6.07%	(0.61)%	1.74%	2.65%	3.07%
Ratios to average net assets (annualized)
Gross expenses[2]	0.60%	0.60%	0.60%	0.60%	0.59%
Net expenses[2]	0.52%	0.52%	0.52%	0.52%	0.52%
Net investment income[2]	2.76%	2.01%	1.70%	1.69%	1.53%
Supplemental data
Portfolio turnover rate[3]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$10,805	$11,680	$43,205	$41,272	$49,261

[1]	Calculated based upon average shared outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.54	$12.89	$12.95	$12.83	$12.66
Net investment income	0.37	0.28	0.24	0.24	0.23
Net realized and unrealized gains (losses) on investments	0.41	(0.35)	0.00	0.12	0.17

Total from investment operations	0.78	(0.07)	0.24	0.36	0.40
Distributions to shareholders from
Net investment income	(0.37)	(0.28)	(0.24)	(0.24)	(0.23)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.37)	(0.28)	(0.30)	(0.24)	(0.23)
Net asset value, end of period	$12.95	$12.54	$12.89	$12.95	$12.83
Total return	6.31%	(0.54)%	1.90%	2.81%	3.23%
Ratios to average net assets (annualized)
Gross expenses[1]	0.45%	0.45%	0.45%	0.45%	0.45%
Net expenses[1]	0.37%	0.37%	0.37%	0.37%	0.37%
Net investment income[1]	2.92%	2.24%	1.87%	1.84%	1.76%
Supplemental data
Portfolio turnover rate[2]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$2,513,644	$1,360,847	$797,896	$450,791	$726,165

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[2]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Core Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.56	$12.90	$12.97	$12.85	$12.67
Net investment income	0.33 [1]	0.24 [1]	0.21	0.19	0.19 [1]
Net realized and unrealized gains (losses) on investments	0.40	(0.34)	(0.02)	0.12	0.18

Total from investment operations	0.73	(0.10)	0.19	0.31	0.37
Distributions to shareholders from
Net investment income	(0.33)	(0.24)	(0.20)	(0.19)	(0.19)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.33)	(0.24)	(0.26)	(0.19)	(0.19)
Net asset value, end of period	$12.96	$12.56	$12.90	$12.97	$12.85
Total return	5.87%	(0.79)%	1.48%	2.47%	2.96%
Ratios to average net assets (annualized)
Gross expenses[2]	0.76%	0.77%	0.77%	0.77%	0.77%
Net expenses[2]	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income[2]	2.58%	1.86%	1.50%	1.51%	1.47%
Supplemental data
Portfolio turnover rate[3]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$205,825	$269,057	$373,042	$529,530	$487,981

[1]	Calculated based upon average shared outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Fund	21

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.54	$12.88	$12.95	$12.83	$12.66
Net investment income	0.36	0.28	0.23	0.23	0.22
Net realized and unrealized gains (losses) on investments	0.40	(0.34)	(0.01)	0.12	0.18

Total from investment operations	0.76	(0.06)	0.22	0.35	0.40
Distributions to shareholders from
Net investment income	(0.36)	(0.28)	(0.23)	(0.23)	(0.23)
Net realized gains	0.00	0.00	(0.06)	0.00	0.00

Total distributions to shareholders	(0.36)	(0.28)	(0.29)	(0.23)	(0.23)
Net asset value, end of period	$12.94	$12.54	$12.88	$12.95	$12.83
Total return	6.18%	(0.51)%	1.77%	2.76%	3.17%
Ratios to average net assets (annualized)
Gross expenses[1]	0.50%	0.50%	0.50%	0.50%	0.50%
Net expenses[1]	0.42%	0.42%	0.42%	0.42%	0.42%
Net investment income[1]	2.86%	2.16%	1.82%	1.79%	1.75%
Supplemental data
Portfolio turnover rate[2]	577%	542%	614%	667%	586%
Net assets, end of period (000s omitted)	$2,343,238	$3,318,290	$3,166,348	$2,102,073	$1,360,398

[1]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.35%
Year ended May 31, 2018	0.35%
Year ended May 31, 2017	0.35%
Year ended May 31, 2016	0.35%
Year ended May 31, 2015	0.35%

[2]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Core Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing substantially all of its assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 93% of Wells Fargo Core Bond Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Core Bond Fund	23

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $5,327,126,703 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$113,579,450

Gross unrealized losses	0

Net unrealized gains	$113,579,450

As of May 31, 2019, the Fund had capital loss carryforwards which consist of $66,843,700 in short-term capital losses and $63,431,926 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliated Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Core Bond Portfolio	Seeks total return, consisting of income and capital appreciation	$5,440,706,153

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

24	Wells Fargo Core Bond Fund	Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.16%

Class R4, Institutional Class	0.08

Class R6	0.03

Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 1.03% for Class R shares, 0.52% for Class R4 shares, 0.37% for Class R6 shares, 0.70% for Administrator Class shares, and 0.42% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $4,814 from the sale of Class A shares. Funds Distributor did not receive any contingent deferred sales charges from Class A or Class C shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$28,336,904,435	$3,924,079,249	$28,111,421,704	$3,918,741,933

Notes to financial statements	Wells Fargo Core Bond Fund	25

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$149,561,391	$109,314,575

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward

$2,068,662	$113,579,450	$(130,275,626)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income

Class A	$6,146,453

Class C	561,310

Class R	203,058

Class R4	706,139

Class R6	24,689,238

Administrator Class	6,023,458

Institutional Class	70,984,919

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

26	Wells Fargo Core Bond Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Bond Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	27

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 35.93%

FHLMC (1 Month LIBOR +0.30%) ±	2.74%	8-15-2040	$7,772,185	$7,779,180

FHLMC	3.00	5-1-2047	2,314,921	2,322,346

FHLMC	3.00	10-15-2047	20,843,156	21,073,723

FHLMC	3.00	11-15-2047	10,630,330	10,803,519

FHLMC	3.00	6-15-2048	17,807,264	17,870,157

FHLMC	3.50	5-1-2046	12,521,125	12,976,534

FHLMC	3.50	6-1-2046	2,724,710	2,823,810

FHLMC	3.50	2-1-2048	3,454,326	3,549,475

FHLMC	3.50	2-1-2048	20,590,118	21,334,919

FHLMC	3.50	9-1-2048	2,558,774	2,619,746

FHLMC	3.50	11-1-2048	2,324,448	2,379,836

FHLMC (12 Month LIBOR +1.64%) ±	3.86	7-1-2048	3,203,203	3,334,327

FHLMC	4.00	1-1-2035	221,993	233,609

FHLMC	4.00	1-1-2036	352,087	370,514

FHLMC	4.00	10-1-2036	2,252,540	2,370,414

FHLMC	4.00	3-1-2037	536,668	561,431

FHLMC	4.00	3-1-2037	290,226	304,600

FHLMC	4.00	3-1-2037	312,360	328,024

FHLMC	4.00	4-1-2037	2,266,878	2,371,488

FHLMC	4.00	4-1-2037	2,910,994	3,063,144

FHLMC	4.00	10-1-2048	1,128,211	1,164,905

FHLMC	4.00	11-1-2048	491,604	507,119

FHLMC	4.00	5-1-2049	3,475,006	3,520,091

FHLMC	4.50	6-1-2039	255,814	280,057

FHLMC	4.50	7-1-2039	278,358	304,788

FHLMC	5.00	6-1-2044	3,209,000	3,505,463

FHLMC	5.00	5-1-2048	11,800,708	12,832,381

FHLMC	6.50	4-1-2021	273	275

FHLMC Series 1590 Class IA (1 Month LIBOR +1.05%) ±	3.49	10-15-2023	12,875	13,064

FHLMC Series 1897 Class K	7.00	9-15-2026	463	507

FHLMC Series 1935 Class FL (1 Month LIBOR +0.70%) ±	3.14	2-15-2027	1,523	1,538

FHLMC Series 2423 Class MC	7.00	3-15-2032	9,653	11,047

FHLMC Series 264 Class 30	3.00	7-15-2042	17,947,720	18,167,633

FHLMC Series 356 Class 300	3.00	9-15-2047	4,724,209	4,766,917

FHLMC Series 4705 Class A	4.50	9-15-2042	6,879,771	7,356,358

FHLMC Series 4763 Class CA	3.00	9-15-2038	1,903,478	1,959,254

FHLMC Series 4767 Class KA	3.00	3-15-2048	9,510,752	9,740,875

FHLMC Series 4786 Class DP	4.50	7-15-2042	5,321,458	5,487,563

FHLMC Series 4787 Class AK	3.00	5-15-2048	15,120,899	15,162,545

FHLMC Series 4796 Class AK	3.00	5-15-2048	18,818,508	18,870,338

FNMA	1.50	4-25-2043	1,829,865	1,720,545

FNMA (1 Month LIBOR +0.25%) ±	2.73	11-25-2048	12,726,690	12,642,706

FNMA (1 Month LIBOR +0.35%) ±	2.78	5-25-2049	7,637,601	7,622,310

FNMA (1 Month LIBOR +0.40%) ±	2.90	4-25-2059	4,776,474	4,768,354

FNMA (1 Month LIBOR +0.45%) ±	2.93	10-25-2046	15,495,075	15,509,602

FNMA (12 Month LIBOR +1.60%) ±	2.95	8-1-2047	4,031,458	4,104,842

FNMA (a)	3.00	1-1-2049	7,964,000	7,989,215

FNMA	3.00	6-1-2049	6,273,857	6,270,916

FNMA %%	3.00	6-13-2049	6,800,000	6,830,029

FNMA (12 Month LIBOR +1.62%) ±	3.13	3-1-2047	5,602,056	5,721,342

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)

FNMA	3.50%	9-1-2033	$831,583	$860,543

FNMA	3.50	8-1-2034	1,866,314	1,931,293

FNMA	3.50	5-1-2036	7,294,506	7,548,155

FNMA	3.50	9-1-2036	1,211,911	1,254,104

FNMA	3.50	12-1-2036	8,042,566	8,322,256

FNMA	3.50	5-1-2042	18,944,209	19,611,927

FNMA	3.50	3-1-2046	4,890,263	5,064,750

FNMA	3.50	8-1-2048	7,288,073	7,536,554

FNMA	3.50	4-1-2049	33,928,052	34,710,279

FNMA	3.50	5-1-2049	1,878,930	1,922,251

FNMA	3.50	5-1-2049	18,153,501	18,572,035

FNMA	3.50	5-1-2049	38,285,279	39,167,953

FNMA %%	3.50	6-13-2049	299,300,000	305,315,218

FNMA %%	3.50	7-15-2049	38,600,000	39,351,645

FNMA	3.50	9-1-2052	24,211,921	24,876,531

FNMA (12 Month LIBOR +1.61%) ±	3.67	12-1-2048	4,115,194	4,254,609

FNMA (12 Month LIBOR +1.62%) ±	3.75	8-1-2048	2,935,665	3,041,350

FNMA (12 Month LIBOR +1.62%) ±	3.83	9-1-2048	3,019,706	3,143,891

FNMA	4.00	7-1-2033	3,543,166	3,692,698

FNMA	4.00	9-1-2033	6,340,164	6,607,755

FNMA	4.00	7-1-2036	5,820,276	6,120,661

FNMA	4.00	9-1-2036	2,271,970	2,387,005

FNMA	4.00	11-1-2036	1,710,015	1,798,258

FNMA	4.00	12-1-2036	388,227	405,880

FNMA	4.00	10-1-2037	2,983,294	3,110,510

FNMA	4.00	5-1-2045	7,661,814	7,958,802

FNMA	4.00	8-1-2045	5,930,879	6,239,448

FNMA	4.00	9-1-2045	1,462,537	1,546,754

FNMA	4.00	9-1-2045	10,336,134	10,873,902

FNMA	4.00	11-1-2045	5,138,520	5,405,883

FNMA	4.00	10-1-2046	886,135	925,379

FNMA	4.00	12-1-2046	1,031,230	1,076,900

FNMA	4.00	4-1-2047	868,256	918,204

FNMA	4.00	4-1-2047	1,006,073	1,043,863

FNMA	4.00	4-1-2047	983,676	1,030,981

FNMA	4.00	7-1-2047	3,348,699	3,496,122

FNMA	4.00	9-1-2047	4,038,010	4,217,957

FNMA	4.00	10-1-2047	808,205	856,771

FNMA	4.00	10-1-2047	762,318	803,967

FNMA	4.00	10-1-2047	3,079,748	3,217,386

FNMA	4.00	11-1-2047	32,338,964	33,664,195

FNMA	4.00	11-1-2047	483,802	505,424

FNMA	4.00	11-1-2047	967,483	1,010,845

FNMA	4.00	8-1-2048	51,670,751	53,760,699

FNMA	4.00	9-1-2048	36,124,072	37,585,243

FNMA	4.00	3-1-2049	3,463,691	3,619,732

FNMA	4.00	4-1-2049	4,531,609	4,735,764

FNMA	4.00	5-1-2049	572,670	598,469

FNMA %%	4.00	6-13-2049	64,800,000	66,875,625

FNMA %%	4.00	7-15-2049	29,000,000	29,920,584

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	29

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)

FNMA	4.50%	5-1-2034	$1,730,111	$1,839,979

FNMA	4.50	6-1-2041	313,844	336,754

FNMA	4.50	3-1-2043	3,497,155	3,752,170

FNMA	4.50	3-1-2044	1,078,543	1,156,629

FNMA	4.50	10-1-2045	5,730,221	6,145,110

FNMA	4.50	2-1-2046	144,030	154,328

FNMA	4.50	3-1-2048	2,400,742	2,551,151

FNMA	4.50	4-1-2048	5,088,841	5,407,674

FNMA	4.50	5-1-2048	3,095,520	3,289,471

FNMA	4.50	10-1-2048	3,133,454	3,329,847

FNMA	4.50	11-1-2048	21,705,404	22,812,994

FNMA	4.50	2-1-2049	17,498,127	18,912,480

FNMA	4.50	2-1-2049	9,696,433	10,480,208

FNMA	4.50	2-1-2049	13,431,592	14,381,959

FNMA	4.50	3-1-2049	25,459,580	26,755,395

FNMA	4.50	3-1-2049	4,910,631	5,228,098

FNMA	4.50	4-1-2049	3,683,752	3,914,036

FNMA	4.50	4-1-2049	4,016,638	4,341,322

FNMA	4.50	5-1-2049	1,632,397	1,734,442

FNMA	5.00	7-1-2044	633,314	679,408

FNMA	5.00	6-1-2048	12,398,461	13,571,496

FNMA	5.00	7-1-2048	360,288	389,534

FNMA	5.00	10-1-2048	191,064	207,624

FNMA	5.00	10-1-2048	8,521,437	9,327,708

FNMA	5.00	11-1-2048	15,917,063	17,414,095

FNMA	5.00	12-1-2048	5,529,603	6,052,828

FNMA	5.00	1-1-2049	12,086,243	13,067,399

FNMA	5.00	1-1-2049	1,775,970	1,929,910

FNMA	5.00	2-1-2049	7,684,921	8,412,109

FNMA	5.00	2-1-2049	16,908,378	18,373,993

FNMA	5.00	2-1-2049	32,348,387	35,409,069

FNMA	5.00	2-1-2049	13,753,389	15,054,692

FNMA	5.00	3-1-2049	8,689,914	9,443,168

FNMA	6.00	4-1-2022	4,640	5,035

FNMA	6.00	2-1-2029	5,270	5,790

FNMA	6.00	3-1-2033	36,786	41,251

FNMA	6.00	11-1-2033	13,438	15,072

FNMA Series 1999-54 Class LH	6.50	11-25-2029	8,500	9,381

FNMA Series 2005-31 Class PB	5.50	4-25-2035	70,000	77,822

FNMA Series 2017-13 Class PA	3.00	8-25-2046	5,656,477	5,801,468

FNMA Series 2017-M7 Class A2 ±±	2.96	2-25-2027	2,108,000	2,150,471

FNMA Series 2018-14 Class KC	3.00	3-25-2048	6,010,777	6,223,568

FNMA Series 2018-15 Class AB	3.00	3-25-2048	2,105,957	2,121,847

FNMA Series 2018-38 Class LA	3.00	6-25-2048	21,694,884	21,724,504

FNMA Series 2018-43 Class CT	3.00	6-25-2048	17,703,658	17,742,341

FNMA Series 2018-45 Class GA	3.00	6-25-2048	38,429,250	38,513,218

FNMA Series 2018-50 Class BA	3.00	7-25-2048	40,035,888	40,090,585

FNMA Series 2018-56 Class CH	3.00	8-25-2048	8,808,726	8,825,234

FNMA Series 2018-57 Class PT	3.00	8-25-2048	6,986,720	6,999,790

FNMA Series 2018-59 Class DA	3.00	8-25-2048	19,741,917	19,778,914

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities (continued)

FNMA Series 2018-8 Class KL	2.50%	3-25-2047	$7,333,997	$7,298,505

FNMA Series 414 Class A35	3.50	10-25-2042	15,790,613	16,425,866

GNMA	3.50	9-20-2045	601,411	615,362

GNMA	3.50	5-20-2046	3,806,574	3,924,262

GNMA	3.50	7-20-2046	15,912,673	16,435,132

GNMA	3.50	1-20-2047	3,217,958	3,313,151

GNMA	3.50	1-20-2048	11,376,554	11,706,006

GNMA	3.50	1-20-2048	6,596,020	6,788,998

GNMA	3.50	1-20-2048	2,121,850	2,186,730

GNMA	3.50	1-20-2048	5,856,638	6,020,854

GNMA %%	3.50	6-20-2049	32,200,000	33,095,563

GNMA	4.00	12-20-2047	18,772,716	19,460,356

GNMA	4.00	3-20-2048	2,515,863	2,610,663

GNMA	4.00	4-20-2048	3,786,190	3,928,450

GNMA	4.00	4-20-2048	2,933,071	3,047,301

GNMA	4.00	4-20-2048	1,914,122	1,991,410

GNMA	4.00	5-20-2049	3,246,669	3,381,161

GNMA	4.00	5-20-2049	74,415,462	77,029,268

GNMA %%	4.00	6-20-2049	9,502,000	9,852,990

GNMA	4.50	8-15-2047	2,184,232	2,321,446

GNMA	4.50	12-20-2048	4,258,263	4,439,380

GNMA	4.50	1-20-2049	6,771,069	7,059,393

GNMA	4.50	2-20-2049	12,727,275	13,549,317

GNMA	4.50	3-20-2049	6,241,885	6,613,605

GNMA	4.50	3-20-2049	1,470,682	1,558,262

GNMA	4.50	4-20-2049	3,279,800	3,475,141

GNMA	4.50	4-20-2049	10,570,166	11,031,162

GNMA	4.50	5-20-2049	2,793,202	2,959,539

GNMA	4.50	5-20-2049	2,546,361	2,697,995

GNMA	4.50	5-20-2049	1,968,397	2,085,616

GNMA	4.50	5-20-2049	4,155,788	4,341,521

GNMA	5.00	12-20-2039	234,653	256,320

GNMA	5.00	11-20-2045	372,761	405,941

GNMA	5.00	3-20-2048	29,981,739	31,541,292

GNMA	5.00	6-20-2048	14,568,377	15,247,540

GNMA	5.00	11-20-2048	583,826	610,700

GNMA	5.00	12-20-2048	18,821,871	19,735,604

GNMA	5.00	1-20-2049	28,304,353	29,646,316

GNMA	5.00	1-20-2049	10,167,594	10,886,369

GNMA	5.00	2-20-2049	7,736,236	8,118,569

GNMA	5.00	3-20-2049	3,855,953	4,047,825

GNMA	5.00	4-20-2049	30,791,094	32,332,887

GNMA	5.00	5-20-2049	26,852,679	28,191,898

GNMA %%	5.00	6-20-2049	3,593,325	3,777,446

GNMA Series 2012-141 Class WA ±±	4.53	11-16-2041	1,787,636	1,961,629

GNMA Series 2017-167 Class BQ	2.50	8-20-2044	8,933,074	9,045,641

GNMA Series 2019-20 Class JK	3.50	2-20-2049	21,699,274	22,104,952

Total Agency Securities (Cost $2,060,621,235)				2,092,939,090

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	31

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 10.42%

Avis Budget Rental Car Funding LLC Series 2017-1A Class A 144A	3.07%	9-20-2023	$1,620,000	$1,640,508

Avis Budget Rental Car Funding LLC Series 2019-1A Class A 144A	3.45	3-20-2023	1,209,000	1,233,981

Avis Budget Rental Car Funding LLC Series 2019-2A Class A 144A	3.35	9-22-2025	10,161,000	10,407,626

Capital Auto Receivables Asset Trust Series 2016-1 Class A4	1.98	10-20-2020	434,813	434,469

Capital Auto Receivables Asset Trust Series 2016-2 Class A4	1.63	1-20-2021	532,377	531,330

College Avenue Student Loan Trust Series 2017-A Class A1 (1 Month LIBOR +1.65%) 144A±	4.08	11-26-2046	4,090,008	4,158,482

College Avenue Student Loan Trust Series 2018-A Class A2 144A	4.13	12-26-2047	2,749,636	2,887,691

Ford Credit Auto Owner Trust Series 2017-1 Class A 144A	2.62	8-15-2028	2,398,000	2,413,134

Ford Credit Auto Owner Trust Series 2017-2 Class A 144A	2.36	3-15-2029	13,970,000	13,994,093

Ford Credit Auto Owner Trust Series 2018-1 Class A 144A	3.19	7-15-2031	14,175,000	14,481,960

Ford Credit Auto Owner Trust Series 2018-2 Class A 144A	3.47	1-15-2030	6,304,000	6,562,710

Ford Credit Auto Owner Trust Series 2019-1 Class A 144A	3.52	7-15-2030	11,354,000	11,763,396

General Motors Trust Series 2019-1 Class A 144A	2.70	4-15-2024	5,382,000	5,430,350

GM Financial Automobile Leasing Trust Series 2019-2 Class A4	2.72	3-20-2023	3,227,000	3,257,398

Hertz Vehicle Financing LLC Series 2015-1A Class A 144A	2.73	3-25-2021	2,816,000	2,817,533

Hertz Vehicle Financing LLC Series 2015-3A Class A 144A	2.67	9-25-2021	5,139,000	5,130,967

Hertz Vehicle Financing LLC Series 2016-2A Class A2 144A	2.95	3-25-2022	4,050,000	4,062,164

Hertz Vehicle Financing LLC Series 2016-3A Class B 144A	3.11	7-25-2020	2,186,000	2,185,194

Hertz Vehicle Financing LLC Series 2016-4A Class A 144A	2.65	7-25-2022	518,000	516,831

Hertz Vehicle Financing LLC Series 2017-1A Class A 144A	2.96	10-25-2021	4,777,000	4,790,223

Hertz Vehicle Financing LLC Series 2017-2A Class A 144A	3.29	10-25-2023	4,212,000	4,265,266

Hertz Vehicle Financing LLC Series 2018-2A Class A 144A	3.65	6-27-2022	5,490,000	5,598,546

Hertz Vehicle Financing LLC Series 2018-3A Class A 144A	4.03	7-25-2024	5,685,000	5,918,296

Hertz Vehicle Financing LLC Series 2019-1A Class A 144A	3.71	3-25-2023	8,669,000	8,871,550

Hertz Vehicle Financing LLC Series 2019-2A Class A 144A	3.42	5-25-2025	15,301,000	15,396,862

Hyundai Floorplan Master Owner Trust Series 2019-1 Class A 144A	2.68	4-15-2024	9,893,000	9,981,853

Navient Student Loan Trust Series 2014-1 Class A3 (1 Month LIBOR +0.51%) ±	2.95	6-25-2031	4,722,189	4,657,416

Navient Student Loan Trust Series 2014-AA Class A3 (1 Month LIBOR +1.60%) 144A±	4.04	10-15-2031	6,169,000	6,322,467

Navient Student Loan Trust Series 2014-CTA Class A (1 Month LIBOR +0.70%) 144A±	3.14	9-16-2024	992,667	993,344

Navient Student Loan Trust Series 2015-1 Class A2 (1 Month LIBOR +0.60%) ±	3.04	4-25-2040	12,562,644	12,453,201

Navient Student Loan Trust Series 2015-CA Class B 144A	3.25	5-15-2040	1,245,931	1,245,999

Navient Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.70%) 144A±	3.14	2-25-2070	7,591,081	7,503,738

Navient Student Loan Trust Series 2016-3A Class A2 (1 Month LIBOR +0.85%) 144A±	3.29	6-25-2065	1,994,057	2,001,975

Navient Student Loan Trust Series 2016-AA Class A2B (1 Month LIBOR +2.15%) 144A±	4.59	12-15-2045	2,715,169	2,803,206

Navient Student Loan Trust Series 2017-2A Class A (1 Month LIBOR +0.77%) 144A±	3.20	9-25-2065	8,095,551	8,008,330

Navient Student Loan Trust Series 2017-3A Class A (1 Month LIBOR +0.85%) 144A±	3.28	2-25-2066	8,277,371	8,272,828

Navient Student Loan Trust Series 2017-5A Class A (1 Month LIBOR +0.80%) 144A±	3.23	7-26-2066	3,962,600	3,942,365

Navient Student Loan Trust Series 2017-A Class A2B (1 Month LIBOR +0.90%) 144A±	3.34	12-16-2058	8,966,000	9,010,544

Navient Student Loan Trust Series 2018-A Class A2 144A	3.19	2-18-2042	2,233,000	2,258,209

Navient Student Loan Trust Series 2018-BA Class A2A 144A	3.61	12-15-2059	4,454,000	4,596,825

Navient Student Loan Trust Series 2018-CA Class A2 144A	3.52	6-16-2042	2,507,000	2,562,574

Navient Student Loan Trust Series 2018-DA Class A2A 144A	4.00	12-15-2059	10,280,000	10,710,181

Navient Student Loan Trust Series 2018-EA Class A2 144A	4.00	12-15-2059	6,822,000	7,163,011

Navient Student Loan Trust Series 2019-2A Class A2 (1 Month LIBOR +1.00%) 144A±	3.48	2-27-2068	6,311,000	6,366,542

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)

Navient Student Loan Trust Series 2019-A Class A2A 144A	3.42%	1-15-2043	$11,950,000	$12,246,140

Navient Student Loan Trust Series 2019-BA Class A2A 144A	3.39	12-15-2059	8,228,000	8,447,038

Navient Student Loan Trust Series 2019-CA Class A2 144A	3.13	2-15-2068	8,809,000	8,966,693

Nelnet Student Loan Trust Series 2004-4 Class A5 (3 Month LIBOR +0.16%) ±	2.74	1-25-2037	8,034,857	7,863,846

Nelnet Student Loan Trust Series 2004-5 Class A5 (3 Month LIBOR +0.18%) ±	2.76	10-27-2036	2,839,055	2,778,652

Nelnet Student Loan Trust Series 2005-1 Class A5 (3 Month LIBOR +0.11%) ±	2.69	10-25-2033	16,003,054	15,829,662

Nelnet Student Loan Trust Series 2005-2 Class A5 (3 Month LIBOR +0.10%) ±	2.71	3-23-2037	20,170,951	19,931,362

Nelnet Student Loan Trust Series 2005-3 Class A5 (3 Month LIBOR +0.12%) ±	2.73	12-24-2035	18,062,982	17,990,259

Nelnet Student Loan Trust Series 2005-4 Class A4 (3 Month LIBOR +0.18%) ±	2.79	3-22-2032	4,106,160	3,965,890

Nelnet Student Loan Trust Series 2010-2A Class A (3 Month LIBOR +0.85%) 144A±	3.45	9-25-2048	17,184,067	17,236,047

Nelnet Student Loan Trust Series 2012-4A Class A (1 Month LIBOR +0.70%) 144A±	3.13	9-27-2038	13,236,922	13,147,897

Nelnet Student Loan Trust Series 2013-1A Class A (1 Month LIBOR +0.60%) 144A±	3.03	6-25-2041	4,223,425	4,174,327

Nelnet Student Loan Trust Series 2014-1A Class A (1 Month LIBOR +0.57%) 144A±	3.00	9-25-2041	2,253,812	2,239,976

Nelnet Student Loan Trust Series 2015-2A Class A2 (1 Month LIBOR +0.60%) 144A±	3.03	9-25-2047	5,513,620	5,467,717

Nelnet Student Loan Trust Series 2016-1A Class A (1 Month LIBOR +0.80%) 144A±	3.23	9-25-2065	7,821,259	7,848,315

Nelnet Student Loan Trust Series 2018-3A Class A2 (1 Month LIBOR +0.44%) 144A±	2.93	9-27-2066	2,846,000	2,831,841

Santander Retail Auto Lease Trust Series 2019-A Class A3 144A	2.77	6-20-2022	2,936,000	2,968,833

SLC Student Loan Trust Series 2005-2 Class A4 (3 Month LIBOR +0.16%) ±	2.77	12-15-2039	5,478,000	5,301,276

SLM Student Loan Trust Series 2003-1 Class A5C (3 Month LIBOR +0.75%) 144A±	3.36	12-15-2032	3,692,307	3,631,679

SLM Student Loan Trust Series 2004-10 Class A7A (3 Month LIBOR +0.60%) 144A±	3.18	10-25-2029	12,249,000	12,191,006

SLM Student Loan Trust Series 2005-3 Class A6 (3 Month LIBOR +0.15%) ±	2.73	4-25-2040	5,328,000	5,127,834

SLM Student Loan Trust Series 2006-1 Class A5 (3 Month LIBOR +0.11%) ±	2.69	7-26-2021	11,465,566	11,290,396

SLM Student Loan Trust Series 2006-10 Class A6 (3 Month LIBOR +0.15%) ±	2.73	3-25-2044	9,462,000	9,036,185

SLM Student Loan Trust Series 2006-3 Class A5 (3 Month LIBOR +0.10%) ±	2.68	1-25-2021	6,672,960	6,595,990

SLM Student Loan Trust Series 2007-1 Class A6 (3 Month LIBOR +0.14%) ±	2.72	1-27-2042	11,518,000	10,913,285

SLM Student Loan Trust Series 2007-2 Class A4 (3 Month LIBOR +0.06%) ±	2.64	7-25-2022	11,151,452	10,845,886

SLM Student Loan Trust Series 2010-1 Class A (1 Month LIBOR +0.40%) ±	2.83	3-25-2025	1,809,335	1,755,998

SLM Student Loan Trust Series 2012-1 Class A3 (1 Month LIBOR +0.95%) ±	3.38	9-25-2028	12,785,951	12,659,479

SLM Student Loan Trust Series 2012-2 Class A (1 Month LIBOR +0.70%) ±	3.13	1-25-2029	11,032,199	10,865,619

SLM Student Loan Trust Series 2012-6 Class A3 (1 Month LIBOR +0.75%) ±	3.18	5-26-2026	2,926,238	2,902,406

SLM Student Loan Trust Series 2013-B Class A2B (1 Month LIBOR +1.10%) 144A±	3.54	6-17-2030	164,837	165,001

SMB Private Education Loan Trust Series 2015-A Class A2B (1 Month LIBOR +1.00%) 144A±	3.44	6-15-2027	3,658,189	3,678,937

SMB Private Education Loan Trust Series 2015-B Class A2A 144A	2.98	7-15-2027	661,153	665,881

SMB Private Education Loan Trust Series 2015-C Class A2B (1 Month LIBOR +1.40%) 144A±	3.84	7-15-2027	1,988,596	2,011,274

SMB Private Education Loan Trust Series 2016-A Class A2A 144A	2.70	5-15-2031	8,788,194	8,816,030

SMB Private Education Loan Trust Series 2016-A Class A2B (1 Month LIBOR +1.50%) 144A±	3.94	5-15-2031	11,555,866	11,776,497

SMB Private Education Loan Trust Series 2016-B Class A2A 144A	2.43	2-17-2032	4,190,401	4,175,251

SMB Private Education Loan Trust Series 2016-B Class A2B (1 Month LIBOR +1.45%) 144A±	3.89	2-17-2032	11,539,499	11,770,636

SMB Private Education Loan Trust Series 2016-C Class A2A 144A	2.34	9-15-2034	9,445,370	9,390,685

SMB Private Education Loan Trust Series 2016-C Class A2B (1 Month LIBOR +1.10%) 144A±	3.54	9-15-2034	4,524,082	4,556,302

SMB Private Education Loan Trust Series 2017-A Class A2B (1 Month LIBOR +0.90%) 144A±	3.34	9-15-2034	3,416,926	3,432,336

SMB Private Education Loan Trust Series 2017-B Class A2B (1 Month LIBOR +0.75%) 144A±	3.19	10-15-2035	7,998,000	7,978,923

SMB Private Education Loan Trust Series 2018-A Class A2B (1 Month LIBOR +0.80%) 144A±	3.24	2-15-2036	2,732,000	2,722,329

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	33

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities (continued)

SMB Private Education Loan Trust Series 2018-C Class A2A 144A	3.63%	11-15-2035	$1,872,000	$1,950,901

SMB Private Education Loan Trust Series 2018-C Class A2B (1 Month LIBOR +0.75%) 144A±	3.19	11-15-2035	4,877,000	4,847,267

SMB Private Education Loan Trust Series 2019-A Class A2A 144A	3.44	7-15-2036	9,258,000	9,550,951

Structured Asset Securities Corporation Series 1998-2 Class A (1 Month LIBOR +0.52%) ±	2.95	2-25-2028	6,909	6,878

World Financial Network Credit Card Master Trust Series 2016-C Class A	1.72	8-15-2023	3,854,000	3,841,200

World Financial Network Credit Card Master Trust Series 2018-B Class A	3.46	7-15-2025	2,577,000	2,641,759

World Omni Auto Receivables Trust Series 2016-A Class A4	1.95	5-16-2022	6,143,000	6,110,781

Total Asset-Backed Securities (Cost $601,049,965)				606,746,521

Corporate Bonds and Notes: 19.84%

Communication Services: 2.11%

Diversified Telecommunication Services: 0.81%

AT&T Incorporated	3.40	5-15-2025	4,049,000	4,091,399

AT&T Incorporated	4.30	2-15-2030	1,414,000	1,462,720

AT&T Incorporated	4.35	3-1-2029	3,089,000	3,224,315

AT&T Incorporated	4.85	3-1-2039	1,991,000	2,043,318

AT&T Incorporated	5.15	2-15-2050	5,406,000	5,661,026

AT&T Incorporated	5.25	3-1-2037	1,184,000	1,271,194

AT&T Incorporated	5.45	3-1-2047	1,432,000	1,575,152

AT&T Incorporated	5.70	3-1-2057	1,185,000	1,330,807

Verizon Communications Incorporated 144A	4.02	12-3-2029	2,086,000	2,204,100

Verizon Communications Incorporated	4.13	8-15-2046	5,862,000	5,871,322

Verizon Communications Incorporated	4.27	1-15-2036	1,904,000	1,968,883

Verizon Communications Incorporated	4.33	9-21-2028	5,440,000	5,886,335

Verizon Communications Incorporated	4.40	11-1-2034	4,314,000	4,588,336

Verizon Communications Incorporated	4.52	9-15-2048	990,000	1,043,231

Verizon Communications Incorporated	4.67	3-15-2055	526,000	563,429

Verizon Communications Incorporated	5.01	4-15-2049	990,000	1,119,026

Verizon Communications Incorporated	5.50	3-16-2047	2,939,000	3,550,577

				47,455,170

Entertainment: 0.09%

The Walt Disney Company «	4.13	6-1-2044	1,010,000	1,100,981

The Walt Disney Company 144A	4.95	10-15-2045	1,921,000	2,345,212

Viacom Incorporated	5.85	9-1-2043	1,682,000	1,877,029

				5,323,222

Media: 1.21%

Charter Communications Operating LLC	4.46	7-23-2022	1,946,000	2,017,373

Comcast Corporation	3.30	10-1-2020	11,289,000	11,408,257

Comcast Corporation	3.45	10-1-2021	5,001,000	5,107,451

Comcast Corporation	3.70	4-15-2024	6,922,000	7,225,837

Comcast Corporation	3.95	10-15-2025	3,602,000	3,814,752

Comcast Corporation	4.00	3-1-2048	3,022,000	3,026,057

Comcast Corporation	4.15	10-15-2028	4,537,000	4,867,278

Comcast Corporation	4.60	10-15-2038	6,164,000	6,735,629

Comcast Corporation	4.70	10-15-2048	1,012,000	1,126,342

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)

Comcast Corporation	4.95%	10-15-2058	$1,506,000	$1,726,599

Discovery Communications LLC	4.13	5-15-2029	4,858,000	4,892,711

Discovery Communications LLC	5.20	9-20-2047	2,938,000	2,939,414

Discovery Communications LLC	5.30	5-15-2049	3,069,000	3,062,798

Fox Corporation 144A	4.03	1-25-2024	2,123,000	2,223,997

Fox Corporation 144A	4.71	1-25-2029	1,419,000	1,551,848

Fox Corporation 144A	5.58	1-25-2049	2,273,000	2,652,984

Time Warner Cable Incorporated	6.55	5-1-2037	1,408,000	1,558,547

Warner Media LLC	5.35	12-15-2043	994,000	1,072,180

Warner Media LLC	5.38	10-15-2041	1,590,000	1,718,820

Warner Media LLC	3.80	2-15-2027	1,615,000	1,647,812

				70,376,686

Consumer Discretionary: 0.44%

Automobiles: 0.09%

General Motors Company	5.95	4-1-2049	5,270,000	5,160,928

Hotels, Restaurants & Leisure: 0.13%

GLP Capital LP / GLP Financing II Incorporated	5.30	1-15-2029	2,087,000	2,220,672

McDonald’s Corporation	4.45	9-1-2048	1,197,000	1,257,128

Starbucks Corporation	3.75	12-1-2047	696,000	649,110

Starbucks Corporation	3.80	8-15-2025	211,000	220,619

Starbucks Corporation	4.45	8-15-2049	994,000	1,025,037

Starbucks Corporation	4.50	11-15-2048	2,188,000	2,274,395

				7,646,961

Specialty Retail: 0.22%

Home Depot Incorporated	4.50	12-6-2048	2,990,000	3,359,436

Lowe’s Companies Incorporated	3.65	4-5-2029	9,480,000	9,593,805

				12,953,241

Consumer Staples: 1.96%

Beverages: 0.56%

Anheuser-Busch InBev Company	3.65	2-1-2026	4,148,000	4,223,676

Anheuser-Busch InBev Company	4.90	2-1-2046	6,566,000	6,769,213

Anheuser-Busch InBev Worldwide Incorporated	4.15	1-23-2025	6,259,000	6,612,059

Anheuser-Busch InBev Worldwide Incorporated	4.90	1-23-2031	3,544,000	3,927,197

Anheuser-Busch InBev Worldwide Incorporated	5.55	1-23-2049	2,377,000	2,697,799

Constellation Brands Incorporated	3.20	2-15-2023	1,002,000	1,013,210

Constellation Brands Incorporated	3.50	5-9-2027	1,432,000	1,437,212

Constellation Brands Incorporated	3.60	2-15-2028	3,163,000	3,184,731

Constellation Brands Incorporated	3.70	12-6-2026	1,689,000	1,723,800

Constellation Brands Incorporated	4.40	11-15-2025	306,000	327,037

Constellation Brands Incorporated	4.50	5-9-2047	596,000	601,093

				32,517,027

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	35

Security name	Interest rate	Maturity date	Principal	Value

Food & Staples Retailing: 0.61%

Costco Wholesale Corporation	2.75%	5-18-2024	$5,158,000	$5,224,439

Costco Wholesale Corporation	3.00	5-18-2027	6,814,000	6,951,417

Walmart Incorporated	3.25	7-8-2029	5,380,000	5,539,873

Walmart Incorporated	3.55	6-26-2025	5,224,000	5,491,256

Walmart Incorporated	3.70	6-26-2028	10,379,000	11,050,069

Walmart Incorporated	4.05	6-29-2048	1,018,000	1,109,533

				35,366,587

Food Products: 0.52%

Kraft Heinz Foods Company	2.80	7-2-2020	6,027,000	6,028,594

Kraft Heinz Foods Company	3.00	6-1-2026	1,656,000	1,562,605

Kraft Heinz Foods Company	4.38	6-1-2046	2,909,000	2,562,778

Kraft Heinz Foods Company	5.20	7-15-2045	704,000	692,355

Mars Incorporated 144A	4.13	4-1-2054	2,560,000	2,635,262

Nestle Holdings Incorporated 144A	3.10	9-24-2021	2,280,000	2,318,240

Nestle Holdings Incorporated 144A	3.35	9-24-2023	2,988,000	3,084,227

Nestle Holdings Incorporated 144A	3.50	9-24-2025	4,705,000	4,917,765

Nestle Holdings Incorporated 144A	3.63	9-24-2028	2,289,000	2,427,207

Nestle Holdings Incorporated 144A	3.90	9-24-2038	2,254,000	2,386,749

Nestle Holdings Incorporated 144A	4.00	9-24-2048	1,810,000	1,921,032

				30,536,814

Tobacco: 0.27%

Altria Group Incorporated	4.40	2-14-2026	2,151,000	2,239,386

Altria Group Incorporated	4.80	2-14-2029	2,119,000	2,213,111

Altria Group Incorporated	5.95	2-14-2049	1,049,000	1,149,416

BAT Capital Corporation	2.30	8-14-2020	3,055,000	3,040,328

BAT Capital Corporation	3.22	8-15-2024	3,145,000	3,113,317

BAT Capital Corporation	4.54	8-15-2047	627,000	564,106

Reynolds American Incorporated	5.85	8-15-2045	3,037,000	3,150,698

				15,470,362

Energy: 1.73%

Oil, Gas & Consumable Fuels: 1.73%

Anadarko Finance Company	7.50	5-1-2031	1,049,000	1,371,204

Anadarko Petroleum Corporation	4.85	3-15-2021	1,805,000	1,864,454

Anadarko Petroleum Corporation	6.60	3-15-2046	1,053,000	1,351,932

Andeavor Logistics LP	3.50	12-1-2022	2,302,000	2,343,794

Andeavor Logistics LP	5.20	12-1-2047	2,856,000	2,911,445

BP Capital Markets America Incorporated	3.41	2-11-2026	5,489,000	5,632,860

BP Capital Markets America Incorporated	3.80	9-21-2025	6,044,000	6,343,593

BP Capital Markets America Incorporated	3.94	9-21-2028	12,407,000	13,136,632

Cimarex Energy Company	4.38	3-15-2029	5,893,000	6,149,292

Devon Energy Corporation	5.60	7-15-2041	3,287,000	3,795,609

Energy Transfer Operating Partners LP	5.25	4-15-2029	1,765,000	1,904,713

Energy Transfer Operating Partners LP	5.50	6-1-2027	3,534,000	3,824,444

Energy Transfer Operating Partners LP	5.88	1-15-2024	5,928,000	6,476,263

Energy Transfer Operating Partners LP	6.13	12-15-2045	1,005,000	1,091,380

Energy Transfer Operating Partners LP	6.25	4-15-2049	3,061,000	3,419,222

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)

Enterprise Products Operating LLC	3.75%	2-15-2025	$2,004,000	$2,076,930

Kinder Morgan Energy Partners LP	5.50	3-1-2044	1,457,000	1,550,095

Kinder Morgan Energy Partners LP	6.95	1-15-2038	1,005,000	1,239,066

Kinder Morgan Energy Partners LP	7.30	8-15-2033	310,000	394,096

Kinder Morgan Incorporated 144A	5.00	2-15-2021	6,143,000	6,356,732

Kinder Morgan Incorporated	5.55	6-1-2045	2,739,000	2,971,013

Marathon Oil Corporation	4.40	7-15-2027	2,103,000	2,182,488

Marathon Oil Corporation	5.20	6-1-2045	2,103,000	2,242,840

Marathon Oil Corporation	6.60	10-1-2037	527,000	632,080

Marathon Petroleum Corporation	4.75	9-15-2044	2,178,000	2,190,365

MPLX LP	4.13	3-1-2027	2,418,000	2,450,300

MPLX LP	4.70	4-15-2048	927,000	878,493

MPLX LP	5.50	2-15-2049	2,683,000	2,836,271

Murphy Oil Corporation	5.88	12-1-2042	220,000	194,022

Sunoco Logistics Partner LP	5.30	4-1-2044	2,579,000	2,543,037

Sunoco Logistics Partner LP	5.40	10-1-2047	985,000	994,706

Western Gas Partners LP	5.50	8-15-2048	2,097,000	2,014,235

Williams Companies Incorporated	3.90	1-15-2025	1,449,000	1,491,608

Williams Companies Incorporated	4.55	6-24-2024	2,467,000	2,617,549

Williams Companies Incorporated	5.75	6-24-2044	1,209,000	1,319,952

				100,792,715

Financials: 4.72%

Banks: 2.36%

Bank of America Corporation	3.25	10-21-2027	149,000	147,965

Bank of America Corporation (3 Month LIBOR +1.04%) ±	3.42	12-20-2028	20,677,000	20,646,838

Bank of America Corporation (3 Month LIBOR +0.97%) ±	3.46	3-15-2025	10,854,000	11,045,490

Bank of America Corporation (3 Month LIBOR +1.06%) ±	3.56	4-23-2027	6,319,000	6,436,951

Bank of America Corporation (3 Month LIBOR +1.21%) ±	3.97	2-7-2030	1,909,000	1,979,270

Bank of America Corporation (3 Month LIBOR +1.81%) ±	4.24	4-24-2038	2,219,000	2,321,044

Bank of America Corporation (3 Month LIBOR +1.31%) ±	4.27	7-23-2029	2,529,000	2,672,988

BB&T Corporation	3.05	6-20-2022	6,985,000	7,083,171

BB&T Corporation	3.88	3-19-2029	7,788,000	8,121,122

Citibank NA (3 Month LIBOR +0.60%) ±	2.84	5-20-2022	12,078,000	12,110,024

Citigroup Incorporated	3.20	10-21-2026	3,843,000	3,829,329

Citigroup Incorporated (3 Month LIBOR +0.90%) ±	3.35	4-24-2025	14,798,000	14,979,512

Citigroup Incorporated (3 Month LIBOR +1.39%) ±	3.67	7-24-2028	1,093,000	1,108,287

Citigroup Incorporated (3 Month LIBOR +1.34%) ±	3.98	3-20-2030	5,945,000	6,151,300

JPMorgan Chase & Company (3 Month LIBOR +0.70%) ±	3.21	4-1-2023	12,944,000	13,092,929

JPMorgan Chase & Company (3 Month LIBOR +1.16%) ±	3.70	5-6-2030	5,325,000	5,428,702

JPMorgan Chase & Company (3 Month LIBOR +1.36%) ±	3.88	7-24-2038	7,283,000	7,337,407

JPMorgan Chase & Company (3 Month LIBOR +1.12%) ±	4.01	4-23-2029	3,989,000	4,167,703

PNC Financial Services	3.45	4-23-2029	8,480,000	8,660,001

				137,320,033

Capital Markets: 0.76%

Blackrock Incorporated	3.25	4-30-2029	2,057,000	2,105,636

Goldman Sachs Group Incorporated (3 Month LIBOR +0.82%) ±	2.88	10-31-2022	2,201,000	2,198,627

Goldman Sachs Group Incorporated	3.50	11-16-2026	6,988,000	7,010,986

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	37

Security name	Interest rate	Maturity date	Principal	Value

Capital Markets (continued)

Goldman Sachs Group Incorporated (3 Month LIBOR +1.43%) ±	4.41%	4-23-2039	$2,863,000	$2,955,638

Lazard Group LLC	4.38	3-11-2029	634,000	657,521

Lazard Group LLC	4.50	9-19-2028	4,123,000	4,327,361

Morgan Stanley	2.75	5-19-2022	24,000	24,002

Morgan Stanley	3.70	10-23-2024	8,292,000	8,577,994

Morgan Stanley (3 Month LIBOR +1.43%) ±	4.46	4-22-2039	1,895,000	2,025,590

PPL Capital Funding Incorporated	3.10	5-15-2026	1,406,000	1,379,859

PPL Capital Funding Incorporated	3.40	6-1-2023	599,000	608,939

PPL Capital Funding Incorporated	4.00	9-15-2047	720,000	686,628

PPL Capital Funding Incorporated	4.70	6-1-2043	399,000	426,082

PPL Capital Funding Incorporated	5.00	3-15-2044	1,490,000	1,633,275

The Charles Schwab Corporation	3.25	5-22-2029	9,705,000	9,838,420

				44,456,558

Consumer Finance: 0.64%

Ally Financial Incorporated	3.88	5-21-2024	4,671,000	4,647,645

American Express Company	2.75	5-20-2022	6,619,000	6,644,577

American Express Company	3.13	5-20-2026	6,619,000	6,644,113

Ford Motor Credit Company LLC «	3.82	11-2-2027	1,887,000	1,733,918

Ford Motor Credit Company LLC	4.75	1-15-2043	8,753,000	7,225,419

Ford Motor Credit Company LLC	5.11	5-3-2029	2,054,000	2,016,869

Ford Motor Credit Company LLC	5.29	12-8-2046	917,000	805,364

Synchrony Financial	4.38	3-19-2024	1,011,000	1,039,349

Synchrony Financial	4.50	7-23-2025	2,016,000	2,063,123

Synchrony Financial	5.15	3-19-2029	4,188,000	4,345,955

				37,166,332

Insurance: 0.96%

American International Group Incorporated	4.20	4-1-2028	3,088,000	3,203,218

American International Group Incorporated	4.25	3-15-2029	2,019,000	2,100,323

American International Group Incorporated	4.38	1-15-2055	1,548,000	1,465,046

American International Group Incorporated	4.50	7-16-2044	1,697,000	1,711,658

American International Group Incorporated	6.25	5-1-2036	1,773,000	2,113,168

Aon Corporation	3.75	5-2-2029	5,775,000	5,860,182

Berkshire Hathaway Finance Corporation	4.25	1-15-2049	6,611,000	7,118,745

Liberty Mutual Group Incorporated 144A	4.25	6-15-2023	449,000	471,754

Liberty Mutual Group Incorporated 144A	4.57	2-1-2029	5,611,000	5,978,951

Markel Corporation	5.00	5-20-2049	3,026,000	3,112,584

Prudential Financial Incorporated	4.35	2-25-2050	5,925,000	6,327,939

Prudential Financial Incorporated	4.60	5-15-2044	994,000	1,095,252

Reinsurance Group of America Incorporated	3.90	5-15-2029	3,984,000	4,041,765

Torchmark Corporation	4.55	9-15-2028	6,044,000	6,547,876

Willis North America Incorporated	4.50	9-15-2028	4,604,000	4,861,983

				56,010,444

Health Care: 2.72%

Biotechnology: 0.42%

AbbVie Incorporated	2.50	5-14-2020	7,659,000	7,647,333

AbbVie Incorporated	4.25	11-14-2028	3,541,000	3,670,468

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Biotechnology (continued)

AbbVie Incorporated	4.88%	11-14-2048	$1,155,000	$1,161,704

Celgene Corporation	2.75	2-15-2023	7,170,000	7,189,482

Celgene Corporation	2.88	2-19-2021	1,987,000	2,000,426

Celgene Corporation	3.90	2-20-2028	1,068,000	1,120,936

Celgene Corporation	4.35	11-15-2047	985,000	1,039,232

Gilead Sciences Incorporated	4.15	3-1-2047	599,000	594,725

				24,424,306

Health Care Equipment & Supplies: 0.82%

Abbott Laboratories	3.40	11-30-2023	1,118,000	1,153,396

Abbott Laboratories	3.75	11-30-2026	3,651,000	3,855,509

Abbott Laboratories	3.88	9-15-2025	828,000	875,361

Abbott Laboratories	4.90	11-30-2046	5,896,000	6,959,981

Becton Dickinson & Company	2.40	6-5-2020	6,706,000	6,681,448

Becton Dickinson & Company	3.36	6-6-2024	2,267,000	2,301,136

Becton Dickinson & Company	3.70	6-6-2027	3,370,000	3,454,274

Becton Dickinson & Company	3.73	12-15-2024	5,340,000	5,507,892

Becton Dickinson & Company	4.69	12-15-2044	3,178,000	3,420,013

Boston Scientific Corporation	3.75	3-1-2026	3,295,000	3,417,714

Boston Scientific Corporation	4.00	3-1-2028	1,974,000	2,066,756

Boston Scientific Corporation	4.00	3-1-2029	2,434,000	2,561,585

Boston Scientific Corporation	4.70	3-1-2049	2,194,000	2,399,369

Edwards Lifesciences Corporation	4.30	6-15-2028	2,891,000	3,072,243

				47,726,677

Health Care Providers & Services: 0.77%

CVS Health Corporation	3.70	3-9-2023	2,044,000	2,089,206

CVS Health Corporation	4.00	12-5-2023	2,997,000	3,099,459

CVS Health Corporation	4.10	3-25-2025	2,020,000	2,091,084

CVS Health Corporation	4.30	3-25-2028	6,624,000	6,825,997

CVS Health Corporation	4.78	3-25-2038	3,841,000	3,827,633

CVS Health Corporation	5.05	3-25-2048	3,344,000	3,399,075

Halfmoon Parent Incorporated 144A	3.40	9-17-2021	4,529,000	4,592,609

Halfmoon Parent Incorporated 144A	3.75	7-15-2023	5,589,000	5,735,166

Halfmoon Parent Incorporated 144A	4.38	10-15-2028	2,382,000	2,500,355

Halfmoon Parent Incorporated 144A	4.80	8-15-2038	439,000	449,142

Halfmoon Parent Incorporated 144A	4.90	12-15-2048	2,638,000	2,699,477

UnitedHealth Group Incorporated	3.50	2-15-2024	3,345,000	3,474,495

UnitedHealth Group Incorporated	3.70	12-15-2025	2,227,000	2,335,335

UnitedHealth Group Incorporated	4.45	12-15-2048	1,664,000	1,836,825

				44,955,858

Pharmaceuticals: 0.71%

Bristol-Myers Squibb Company 144A	2.60	5-16-2022	8,745,000	8,806,862

Bristol-Myers Squibb Company 144A	2.90	7-26-2024	4,763,000	4,825,324

Bristol-Myers Squibb Company 144A	3.20	6-15-2026	1,108,000	1,136,096

Bristol-Myers Squibb Company 144A	3.40	7-26-2029	5,100,000	5,241,448

Bristol-Myers Squibb Company 144A	4.13	6-15-2039	508,000	529,083

Bristol-Myers Squibb Company 144A	4.25	10-26-2049	400,000	422,924

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	39

Security name	Interest rate	Maturity date	Principal	Value

Pharmaceuticals (continued)

Merck & Company Incorporated	3.40%	3-7-2029	$3,584,000	$3,715,277

Merck & Company Incorporated	4.00	3-7-2049	3,377,000	3,594,807

Pfizer Incorporated	2.80	3-11-2022	1,987,000	2,016,358

Pfizer Incorporated	3.45	3-15-2029	4,405,000	4,588,334

Pfizer Incorporated	4.10	9-15-2038	1,134,000	1,220,401

Pfizer Incorporated	4.20	9-15-2048	4,877,000	5,311,386

				41,408,300

Industrials: 1.73%

Aerospace & Defense: 1.06%

Lockheed Martin Corporation	4.07	12-15-2042	3,535,000	3,702,995

Lockheed Martin Corporation	4.09	9-15-2052	1,672,000	1,752,602

Northrop Grumman Corporation	2.55	10-15-2022	6,508,000	6,485,551

Northrop Grumman Corporation	2.93	1-15-2025	290,000	290,511

Northrop Grumman Corporation	3.25	8-1-2023	6,003,000	6,144,795

Northrop Grumman Corporation	3.25	1-15-2028	2,757,000	2,759,374

The Boeing Company	2.70	5-1-2022	4,371,000	4,403,733

The Boeing Company	3.10	5-1-2026	5,648,000	5,731,929

The Boeing Company	3.20	3-1-2029	4,595,000	4,634,024

The Boeing Company	3.50	3-1-2039	2,149,000	2,094,705

The Boeing Company	3.55	3-1-2038	853,000	837,955

The Boeing Company	3.85	11-1-2048	402,000	401,933

The Boeing Company	3.90	5-1-2049	3,712,000	3,738,628

United Technologies Corporation	3.65	8-16-2023	7,708,000	7,996,722

United Technologies Corporation	3.95	8-16-2025	2,898,000	3,059,485

United Technologies Corporation	4.13	11-16-2028	3,815,000	4,046,649

United Technologies Corporation	4.45	11-16-2038	2,690,000	2,897,404

United Technologies Corporation	4.63	11-16-2048	711,000	773,448

				61,752,443

Air Freight & Logistics: 0.11%

FedEx Corporation	4.55	4-1-2046	2,219,000	2,197,583

FedEx Corporation	4.95	10-17-2048	3,767,000	3,922,515

				6,120,098

Airlines: 0.02%

Delta Air Lines Incorporated	4.38	4-19-2028	1,383,000	1,389,095

Industrial Conglomerates: 0.14%

General Electric Company	4.50	3-11-2044	5,489,000	5,169,052

General Electric Company	5.88	1-14-2038	2,492,000	2,746,642

				7,915,694

Road & Rail: 0.35%

Burlington Northern Santa Fe LLC	4.90	4-1-2044	1,134,000	1,318,178

CSX Corporation	4.25	3-15-2029	2,037,000	2,201,622

CSX Corporation	4.75	11-15-2048	1,432,000	1,591,912

Union Pacific Corporation	2.95	3-1-2022	3,643,000	3,688,069

Union Pacific Corporation	3.15	3-1-2024	2,327,000	2,371,330

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Road & Rail (continued)

Union Pacific Corporation	3.70%	3-1-2029	$4,169,000	$4,357,691

Union Pacific Corporation	4.30	3-1-2049	4,479,000	4,736,584

				20,265,386

Transportation Infrastructure: 0.05%

Crowley Conro LLC	4.18	8-15-2043	2,908,640	3,175,341

Information Technology: 1.56%

IT Services: 0.34%

Fidelity National Information Services Incorporated	3.75	5-21-2029	3,628,000	3,705,935

Fiserv Incorporated	4.20	10-1-2028	350,000	369,906

IBM Corporation	3.30	5-15-2026	3,304,000	3,340,987

IBM Corporation	4.15	5-15-2039	1,513,000	1,551,309

IBM Corporation	4.25	5-15-2049	2,602,000	2,668,792

Mastercard Incorporated	2.95	6-1-2029	5,045,000	5,094,009

Mastercard Incorporated	3.65	6-1-2049	2,624,000	2,664,981

				19,395,919

Semiconductors & Semiconductor Equipment: 0.37%

Broadcom Incorporated 144A	4.25	4-15-2026	12,742,000	12,612,615

Broadcom Incorporated 144A	4.75	4-15-2029	1,857,000	1,830,524

KLA Tencor Corporation	4.10	3-15-2029	2,421,000	2,486,108

Lam Research Corporation	3.75	3-15-2026	3,270,000	3,360,189

Lam Research Corporation	4.88	3-15-2049	890,000	963,646

Texas Instruments Incorporated	3.88	3-15-2039	336,000	354,510

				21,607,592

Software: 0.52%

Microsoft Corporation	3.30	2-6-2027	4,049,000	4,216,472

Microsoft Corporation	3.70	8-8-2046	1,013,000	1,053,470

Microsoft Corporation	4.00	2-12-2055	2,649,000	2,854,108

Microsoft Corporation	4.10	2-6-2037	3,304,000	3,654,625

Microsoft Corporation	4.25	2-6-2047	7,063,000	8,004,264

Microsoft Corporation	4.50	2-6-2057	2,434,000	2,860,699

Oracle Corporation	2.63	2-15-2023	2,724,000	2,718,684

Oracle Corporation	2.95	11-15-2024	1,457,000	1,476,738

Oracle Corporation	3.80	11-15-2037	1,490,000	1,499,588

Oracle Corporation	4.00	11-15-2047	2,021,000	2,039,494

				30,378,142

Technology Hardware, Storage & Peripherals: 0.33%

Apple Incorporated	3.20	5-13-2025	1,217,000	1,250,973

Apple Incorporated	3.20	5-11-2027	7,543,000	7,680,854

Apple Incorporated	4.25	2-9-2047	2,781,000	2,971,068

Apple Incorporated	4.38	5-13-2045	1,863,000	2,029,685

Apple Incorporated	4.65	2-23-2046	1,970,000	2,234,253

Hewlett Packard Enterprise Company	6.35	10-15-2045	2,981,000	3,176,724

				19,343,557

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	41

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.55%

Chemicals: 0.38%

Dow Chemical Company	4.25%	10-1-2034	$1,392,000	$1,402,207

Dow Chemical Company 144A	4.80	5-15-2049	2,020,000	2,032,497

DowDuPont Incorporated	4.73	11-15-2028	2,070,000	2,261,098

DowDuPont Incorporated	4.21	11-15-2023	3,055,000	3,218,559

DowDuPont Incorporated	5.42	11-15-2048	2,277,000	2,588,681

Huntsman International LLC	4.50	5-1-2029	5,446,000	5,515,165

Huntsman International LLC	5.13	11-15-2022	1,676,000	1,749,435

Mosaic Company	4.05	11-15-2027	2,322,000	2,344,555

Westlake Chemical Corporation	3.60	8-15-2026	1,184,000	1,172,251

				22,284,448

Metals & Mining: 0.17%

Barrick Gold Finance Company LLC	5.70	5-30-2041	2,401,000	2,726,182

Barrick North America Finance LLC	5.75	5-1-2043	1,539,000	1,775,918

Southern Copper Corporation	3.88	4-23-2025	2,293,000	2,306,038

Southern Copper Corporation	5.88	4-23-2045	2,600,000	2,886,819

				9,694,957

Real Estate: 0.70%

Equity REITs: 0.70%

Crown Castle International Corporation	5.20	2-15-2049	991,000	1,083,895

DDR Corporation	4.25	2-1-2026	902,000	923,811

DDR Corporation	4.63	7-15-2022	1,755,000	1,820,659

Mid-America Apartments LP	3.60	6-1-2027	1,399,000	1,423,879

Mid-America Apartments LP	3.75	6-15-2024	4,926,000	5,078,494

Mid-America Apartments LP	3.95	3-15-2029	894,000	931,942

Mid-America Apartments LP	4.00	11-15-2025	2,525,000	2,640,722

Mid-America Apartments LP	4.30	10-15-2023	2,111,000	2,218,172

Public Storage	3.09	9-15-2027	4,347,000	4,355,885

Public Storage	3.39	5-1-2029	2,963,000	3,035,415

Regency Centers LP	4.13	3-15-2028	1,366,000	1,439,656

Store Capital Corporation	4.50	3-15-2028	7,758,000	8,043,964

Store Capital Corporation	4.63	3-15-2029	2,591,000	2,713,477

Tanger Properties LP	3.88	12-1-2023	2,691,000	2,724,225

Ventas Realty LP	4.88	4-15-2049	2,003,000	2,182,856

				40,617,052

Utilities: 1.62%

Electric Utilities: 1.20%

Commonwealth Edison Company	4.00	3-1-2049	3,833,000	3,995,199

Duke Energy Corporation	1.80	9-1-2021	4,347,000	4,276,190

Duke Energy Indiana Incorporated	3.75	5-15-2046	994,000	990,317

Duke Energy Progress LLC	3.45	3-15-2029	3,270,000	3,364,907

Entergy Arkansas LLC	4.20	4-1-2049	598,000	640,742

FirstEnergy Corporation	3.90	7-15-2027	1,187,000	1,217,373

FirstEnergy Corporation	4.25	3-15-2023	5,243,000	5,495,566

FirstEnergy Corporation	4.85	7-15-2047	2,168,000	2,370,388

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Electric Utilities (continued)

FirstEnergy Transmission LLC 144A	5.45%	7-15-2044	$836,000	$977,856

Indiana Michigan Power Company	4.55	3-15-2046	2,028,000	2,244,621

Metropolitan Edison Company 144A	4.30	1-15-2029	3,253,000	3,469,239

Mid-Atlantic Interstate Transmission LLC 144A	4.10	5-15-2028	4,059,000	4,233,848

MidAmerica Energy Company	4.25	7-15-2049	911,000	998,602

Mississippi Power Company	3.95	3-30-2028	5,059,000	5,286,409

NSTAR Electric Company	3.25	5-15-2029	1,009,000	1,031,140

Ohio Power Company	4.00	6-1-2049	2,427,000	2,516,134

PacifiCorp	4.15	2-15-2050	2,400,000	2,587,020

Public Service Electric Company	3.20	5-15-2029	4,005,000	4,092,093

Public Service Electric Company	3.85	5-1-2049	2,807,000	2,949,764

South Carolina Edison Company	3.70	8-1-2025	2,384,000	2,442,711

South Carolina Edison Company	4.13	3-1-2048	6,617,000	6,467,689

Southern California Edison Company	4.65	10-1-2043	985,000	1,017,993

Southern California Edison Company	5.50	3-15-2040	2,565,000	2,931,351

Southwestern Electric Power Company	3.90	4-1-2045	1,325,000	1,307,915

The Southern Company	4.40	7-1-2046	2,998,000	3,044,328

				69,949,395

Multi-Utilities: 0.42%

CenterPoint Energy Incorporated	2.50	9-1-2022	414,000	411,428

CenterPoint Energy Incorporated	3.85	2-1-2024	1,391,000	1,451,517

CenterPoint Energy Incorporated	4.00	4-1-2028	145,000	153,016

CenterPoint Energy Incorporated	4.25	11-1-2028	3,006,000	3,206,381

Dominion Resources Incorporated	1.60	8-15-2019	3,809,000	3,799,906

Dominion Resources Incorporated	2.00	8-15-2021	2,898,000	2,848,634

Nextera Energy Capital Company	3.15	4-1-2024	4,317,000	4,368,728

Nextera Energy Capital Company	3.50	4-1-2029	974,000	993,822

San Diego Gas & Electric Company	4.15	5-15-2048	10,000	10,076

Sempra Energy	2.90	2-1-2023	2,347,000	2,348,587

Sempra Energy	4.00	2-1-2048	4,223,000	3,935,636

Sempra Energy	3.40	2-1-2028	1,143,000	1,126,120

				24,653,851

Total Corporate Bonds and Notes (Cost $1,115,248,300)				1,155,611,191

Foreign Corporate Bonds and Notes @: 0.04%

Energy: 0.04%

Oil, Gas & Consumable Fuels: 0.04%

EnCana Corporation (CAD)	6.63	8-15-2037	1,863,000	2,229,608

Total Foreign Corporate Bonds and Notes (Cost $2,236,203)				2,229,608

Municipal Obligations: 0.55%

California: 0.17%

GO Revenue: 0.17%

California Build America Bonds	7.60	11-1-2040	$1,580,000	2,522,328

Los Angeles CA Community College District Build America Bonds	6.75	8-1-2049	4,670,000	7,343,715

				9,866,043

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	43

Security name	Interest rate	Maturity date	Principal	Value

Illinois: 0.02%

GO Revenue: 0.02%

Illinois Taxable Pension	5.10%	6-1-2033	$1,065,000	$1,098,835

Nevada: 0.09%

Airport Revenue: 0.09%

Clark County NV Airport Authority Build America Bonds Series C	6.82	7-1-2045	3,365,000	5,244,723

New York: 0.13%

Airport Revenue: 0.13%

Port Authority of New York & New Jersey Consolidated Bonds Series 174	4.46	10-1-2062	6,705,000	7,917,331

Ohio: 0.04%

Education Revenue: 0.04%

Ohio State University General Receipts Taxable Bonds Series A	4.80	6-1-2111	1,957,000	2,360,396

Texas: 0.10%

Transportation Revenue: 0.10%

North Texas Tollway Authority	6.72	1-1-2049	3,609,000	5,612,500

Total Municipal Obligations (Cost $25,221,477)				32,099,828

Non-Agency Mortgage-Backed Securities: 4.85%

Angel Oak Mortgage Trust Series 2019-2 Class A1 144A±±	3.63	3-25-2049	3,793,818	3,833,183

Barclays Commercial Mortgage Trust Series 2019-C3 Class A4%%	3.58	5-15-2052	4,893,000	5,122,424

Benchmark Mortgage Trust Series 2018-B1 Class ASB ±±	3.60	1-15-2051	1,620,000	1,702,570

Benchmark Mortgage Trust Series 2019-B11 Class A5%%	3.54	5-15-2052	2,229,000	2,337,342

Benchmark Mortgage Trust Series 2019-B9 Class A4	3.75	3-15-2052	4,399,000	4,690,350

Bunker Hill Loan Depositary Trust Series 2019-1 Class A1 144A	3.61	10-26-2048	2,525,973	2,573,810

CD Commercial Mortgage Trust Series 2016-CD1 Class A1	1.44	8-10-2049	1,042,187	1,029,295

CD Commercial Mortgage Trust Series 2016-CD1 Class ASB	2.62	8-10-2049	3,720,000	3,738,692

CD Commercial Mortgage Trust Series 2017-CD4 Class A4 ±±	3.51	5-10-2050	2,986,000	3,122,493

CD Commercial Mortgage Trust Series 2017-CD4 Class ASB	3.32	5-10-2050	2,105,000	2,174,005

CD Commercial Mortgage Trust Series 2017-CD6 Class ASB	3.33	11-13-2050	5,323,000	5,502,909

CFCRE Commercial Mortgage Trust Series 2016-C3 Class A1	1.79	1-10-2048	1,260,426	1,251,650

CFCRE Commercial Mortgage Trust Series 2016-C7 Class A2	3.59	12-10-2054	2,861,000	2,987,497

CFCRE Commercial Mortgage Trust Series 2016-C7 Class A3	3.84	12-10-2054	4,014,000	4,256,863

CFCRE Commercial Mortgage Trust Series 2017-C8 Class A1	1.96	6-15-2050	1,199,141	1,190,880

CFCRE Commercial Mortgage Trust Series 2017-C8 Class ASB	3.37	6-15-2050	2,014,000	2,083,631

Citigroup Commercial Mortgage Trust Series 2015-GC29 Class AS	3.46	4-10-2048	1,353,000	1,396,862

Colt Funding LLC Series 2019-1 Class A1 144A±±	3.71	3-25-2049	3,862,626	3,919,805

Colt Funding LLC Series 2019-2 Class A1 144A±±	3.34	5-25-2049	7,037,909	7,119,213

Commercial Mortgage Pass-Through Certificate Series 2012-CR3 Class A3	2.82	10-15-2045	2,240,762	2,255,420

Commercial Mortgage Pass-Through Certificate Series 2013-CR10 Class A2	2.97	8-10-2046	60,931	62,262

Commercial Mortgage Pass-Through Certificate Series 2013-CR12 Class A4	4.05	10-10-2046	2,289,000	2,416,815

Commercial Mortgage Pass-Through Certificate Series 2013-CR9 Class A4 ±±	4.23	7-10-2045	5,723,302	6,102,619

Commercial Mortgage Pass-Through Certificate Series 2016-C1 Class ASB	2.97	10-10-2049	2,071,000	2,095,274

Commercial Mortgage Trust Series 2012-CR4 Class A2	1.80	10-15-2045	413,500	404,662

Commercial Mortgage Trust Series 2018-COR3 Class A3	4.23	5-10-2051	3,866,000	4,238,420

Commercial Real Estate Products & Resources Estate Series 2016-C4 Class ASB	3.09	5-10-2058	2,871,000	2,930,956

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

Credit Suisse Mortgage Trust Series 2016-NSXR Class A4 ±±	3.79%	12-15-2049	$8,835,000	$9,328,073

CSAIL Commercial Mortgage Trust Series 2015-C2 Class A4	3.50	6-15-2057	2,953,000	3,066,978

CSAIL Commercial Mortgage Trust Series 2015-C3 Class A4	3.72	8-15-2048	3,721,000	3,908,842

CSAIL Commercial Mortgage Trust Series 2015-C4 Class A4	3.81	11-15-2048	6,095,200	6,445,628

CSAIL Commercial Mortgage Trust Series 2016-C5 Class ASB	3.53	11-15-2048	865,000	895,223

Deutsche Bank Commercial Mortgage Trust Series 2017-C6 Class ASB	3.12	6-10-2050	1,249,000	1,278,900

GS Mortgage Securities Trust Series 2012-GCJ7 Class AAB	2.94	5-10-2045	252,564	252,774

GS Mortgage Securities Trust Series 2014-GCJ18 Class A3	3.80	1-10-2047	1,738,083	1,815,926

GS Mortgage Securities Trust Series 2015-GC34 Class A4	3.51	10-10-2048	2,820,000	2,941,299

GS Mortgage Securities Trust Series 2016-GS3 Class AAB	2.78	10-10-2049	3,117,000	3,150,283

GS Mortgage Securities Trust Series 2017-GS6 Class A3	3.43	5-10-2050	4,851,364	5,043,581

GS Mortgage Securities Trust Series 2017-GSJ7 Class A4	3.43	8-10-2050	2,986,000	3,085,521

Impact Funding LLC Series 2010-1 Class A1 144A	5.31	1-25-2051	6,934,249	7,495,701

JPMDB Commercial Mortgage Securities Series 2014-C23 Class A4	3.67	9-15-2047	2,419,000	2,529,491

JPMDB Commercial Mortgage Securities Series 2015-C33 Class A4	3.77	12-15-2048	1,554,714	1,646,812

JPMDB Commercial Mortgage Securities Series 2017-C5 A5	3.69	3-15-2050	5,010,000	5,298,611

JPMDB Commercial Mortgage Securities Series 2017-C5 Class ASB	3.49	3-15-2050	861,000	896,891

JPMDB Commercial Mortgage Securities Series 2018-C8 Class A3	3.94	6-15-2051	2,516,000	2,708,637

JPMDB Commercial Mortgage Securities Series 2018-C8 Class ASB	4.15	6-15-2051	2,714,000	2,938,608

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2014-C20 Class A2	2.87	7-15-2047	343,857	343,439

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2016-C1 Class A5	3.58	3-15-2049	1,992,000	2,087,841

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2016-JP2 Class A1	1.32	8-15-2049	1,944,816	1,922,731

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2017-JP5 Class ASB	3.55	3-15-2050	6,129,000	6,402,446

JPMorgan Chase Commercial Mortgage Securities Corporation Series 2017-JP6 Class ASB	3.28	7-15-2050	2,343,000	2,419,737

JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A2	2.77	10-15-2048	1,730,941	1,730,008

JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-C28 Class A3	2.91	10-15-2048	10,965,000	11,066,840

JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP2 Class ASB	2.71	8-15-2049	2,765,000	2,783,071

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-COR4 Class A5	4.03	3-10-2052	3,771,000	4,089,098

JPMorgan Mortgage Trust Series 2016-5 Class A1 144A±±	2.64	12-25-2046	2,825,774	2,813,268

JPMorgan Mortgage Trust Series 2017-5 Class A1 144A±±	3.17	10-26-2048	24,800,015	24,929,392

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C20 Class A4	3.25	2-15-2048	800,041	821,456

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C27 Class A4	3.75	12-15-2047	754,000	796,069

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class A4	2.60	9-15-2049	4,774,000	4,709,882

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C30 Class ASB	2.73	9-15-2049	9,888,000	9,951,739

Morgan Stanley Capital I Trust Series 2016-UB11 Class A1	1.45	8-15-2049	2,148,210	2,125,293

Morgan Stanley Capital I Trust Series 2016-UB11 Class ASB	2.61	8-15-2049	2,119,000	2,120,222

Morgan Stanley Capital I Trust Series 2016-UBS9 Class A1	1.71	3-15-2049	1,118,229	1,108,348

New Residential Mortgage Loan Trust Series 2019-NQM2 Class A1 144A±±	3.60	4-25-2049	3,662,094	3,719,169

SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	3,102,032	3,112,040

SoFi Professional Loan Program LLC Series 2016-D Class A1 (1 Month LIBOR +0.95%) 144A±	3.38	1-25-2039	559,758	562,005

SoFi Professional Loan Program LLC Series 2016-E Class A1 (1 Month LIBOR +0.85%) 144A±	3.28	7-25-2039	1,229,080	1,229,826

SoFi Professional Loan Program LLC Series 2017-A Class A1 (1 Month LIBOR +0.70%) 144A±	3.13	3-26-2040	1,233,437	1,235,901

SoFi Professional Loan Program LLC Series 2017-D Class A2 144A	2.65	9-25-2040	666,000	668,756

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	45

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities (continued)

SoFi Professional Loan Program LLC Series 2017-E Class A1 (1 Month LIBOR +0.50%) 144A±	2.93%	11-26-2040	$968,255	$966,124

SoFi Professional Loan Program LLC Series 2017-E Class A2B 144A	2.72	11-26-2040	9,979,000	9,996,423

SoFi Professional Loan Program LLC Series 2018-B Class A2FX 144A	3.34	8-25-2047	8,978,000	9,169,339

Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.40	12-25-2059	5,070,778	5,139,733

Verus Securitization Trust Series 2019-1 Class A1 144A±±	3.84	2-25-2059	3,190,075	3,241,718

Verus Securitization Trust Series 2019-2 Class A1 144A±±	3.21	4-25-2059	13,413,000	13,412,732

Visio Trust Series 2019-1 Class A1 144A±±	3.57	6-25-2054	2,758,446	2,781,361

Total Non-Agency Mortgage-Backed Securities (Cost $278,130,909)				282,723,688

U.S. Treasury Securities: 29.37%

U.S. Treasury Bond	2.75	11-15-2042	40,480,000	42,015,394

U.S. Treasury Bond	2.75	8-15-2047	55,269,000	57,203,415

U.S. Treasury Bond	2.75	11-15-2047	118,190,000	122,303,566

U.S. Treasury Bond	2.88	5-15-2049	11,761,000	12,501,575

U.S. Treasury Bond	3.00	2-15-2048	82,814,000	89,892,009

U.S. Treasury Bond	3.00	2-15-2049	20,741,000	22,581,764

U.S. Treasury Note	1.38	8-31-2020	38,599,000	38,241,658

U.S. Treasury Note	1.38	9-30-2020	39,925,000	39,541,346

U.S. Treasury Note	1.38	1-31-2021	4,749,000	4,699,469

U.S. Treasury Note	1.50	7-15-2020	22,402,000	22,232,235

U.S. Treasury Note	1.63	8-31-2022	53,681,000	53,225,970

U.S. Treasury Note	1.63	4-30-2023	10,991,000	10,869,927

U.S. Treasury Note ##	1.63	2-15-2026	79,371,000	77,411,528

U.S. Treasury Note	2.00	8-31-2021	28,403,000	28,448,489

U.S. Treasury Note	2.00	5-31-2024	69,541,000	69,804,495

U.S. Treasury Note	2.00	8-15-2025	19,423,000	19,419,965

U.S. Treasury Note	2.13	1-31-2021	29,739,000	29,792,437

U.S. Treasury Note	2.13	5-31-2021	66,635,000	66,882,278

U.S. Treasury Note	2.13	5-15-2022	6,301,000	6,343,827

U.S. Treasury Note ##	2.13	2-29-2024	70,887,000	71,493,416

U.S. Treasury Note	2.13	5-31-2026	13,050,000	13,128,504

U.S. Treasury Note	2.25	3-31-2021	18,801,000	18,891,333

U.S. Treasury Note	2.25	4-15-2022	2,208,000	2,229,821

U.S. Treasury Note	2.25	1-31-2024	12,485,000	12,659,107

U.S. Treasury Note	2.25	11-15-2024	4,078,000	4,136,303

U.S. Treasury Note	2.25	11-15-2025	21,518,000	21,820,597

U.S. Treasury Note	2.25	11-15-2027	43,953,000	44,335,698

U.S. Treasury Note	2.38	4-15-2021	27,337,000	27,536,688

U.S. Treasury Note ##	2.38	5-15-2029	76,356,000	77,984,530

U.S. Treasury Note	2.50	6-30-2020	5,281,000	5,296,678

U.S. Treasury Note	2.50	12-31-2020	54,754,000	55,149,683

U.S. Treasury Note	2.50	1-31-2021	32,970,000	33,230,154

U.S. Treasury Note ##	2.50	2-28-2021	82,256,000	82,962,888

U.S. Treasury Note ##	2.63	7-31-2020	89,499,000	89,942,999

U.S. Treasury Note	2.63	8-31-2020	18,235,000	18,341,846

U.S. Treasury Note	2.63	11-15-2020	4,403,000	4,438,774

U.S. Treasury Note ##	2.75	9-30-2020	89,791,000	90,545,104

U.S. Treasury Note	2.75	11-30-2020	28,200,000	28,486,406

U.S. Treasury Note	2.75	5-31-2023	21,377,000	22,057,557

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

U.S. Treasury Note	2.75%	8-31-2025	$35,864,000	$37,430,248

U.S. Treasury Note	2.88	5-31-2025	15,478,000	16,249,482

U.S. Treasury Note ##	2.88	8-15-2028	56,514,000	60,048,332

U.S. Treasury Note	3.13	11-15-2028	46,180,000	50,092,673

U.S. Treasury Note	6.00	2-15-2026	7,212,000	8,999,787

Total U.S. Treasury Securities (Cost $1,674,777,579)				1,710,899,955

Yankee Corporate Bonds and Notes: 3.61%

Communication Services: 0.15%

Wireless Telecommunication Services: 0.15%

America Movil SAB de CV	3.63	4-22-2029	2,665,000	2,703,189

America Movil SAB de CV	4.38	4-22-2049	2,090,000	2,148,499

Vodafone Group plc	3.75	1-16-2024	3,842,000	3,941,029

				8,792,717

Consumer Staples: 0.27%

Food Products: 0.27%

Danone SA 144A	2.59	11-2-2023	1,940,000	1,922,469

Danone SA 144A	2.95	11-2-2026	14,218,000	14,022,696

				15,945,165

Energy: 0.55%

Energy Equipment & Services: 0.07%

Schlumberger Limited 144A	2.65	11-20-2022	4,032,000	4,037,623

Oil, Gas & Consumable Fuels: 0.48%

Ecopetrol SA	5.88	5-28-2045	1,945,000	1,998,293

Enbridge Incorporated	2.90	7-15-2022	4,272,000	4,277,177

Encana Corporation	6.50	2-1-2038	2,059,000	2,452,833

Petroleos Mexicanos Company	2.38	4-15-2025	2,177,400	2,186,178

Petroleos Mexicanos Company	2.46	12-15-2025	5,645,500	5,677,017

Petroleos Mexicanos Company	6.35	2-12-2048	8,926,000	7,791,505

Petroleos Mexicanos Company	6.75	9-21-2047	3,817,000	3,450,186

				27,833,189

Financials: 2.08%

Banks: 1.74%

Banco Santander SA	3.80	2-23-2028	3,000,000	2,949,741

Barclays plc (3 Month LIBOR +1.61%) ±	3.93	5-7-2025	7,157,000	7,115,584

Barclays plc (3 Month LIBOR +1.36%) ±	4.34	5-16-2024	1,595,000	1,622,718

Barclays plc (3 Month LIBOR +1.40%) ±	4.61	2-15-2023	6,463,000	6,615,084

Barclays plc (3 Month LIBOR +1.90%) ±	4.97	5-16-2029	3,680,000	3,814,921

Canadian Imperial Bank	3.10	4-2-2024	11,169,000	11,290,485

Danske Bank A/S 144A	5.38	1-12-2024	3,344,000	3,533,546

Danske Bank A/S 144A	3.88	9-12-2023	5,959,000	5,980,793

HSBC Holdings plc (3 Month LIBOR +1.21%) ±	3.80	3-11-2025	10,619,000	10,836,658

HSBC Holdings plc (3 Month LIBOR +1.61%) ±	3.97	5-22-2030	8,663,000	8,749,404

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	47

Security name	Interest rate	Maturity date	Principal	Value

Banks (continued)

ING Groep NV	3.55%	4-9-2024	$6,023,000	$6,107,923

ING Groep NV	4.05	4-9-2029	1,238,000	1,266,017

Lloyds Banking Group plc	3.90	3-12-2024	4,775,000	4,862,961

Mitsubishi UFJ Financial Group Incorporated	3.22	3-7-2022	3,718,000	3,780,789

Mitsubishi UFJ Financial Group Incorporated	3.41	3-7-2024	9,095,000	9,317,313

Standard Chartered plc (3 Month LIBOR +1.56%) 144A±	3.79	5-21-2025	5,137,000	5,130,918

Standard Chartered plc (3 Month LIBOR +1.91%) 144A±	4.31	5-21-2030	3,572,000	3,552,258

Westpac Banking Corporation	3.30	2-26-2024	5,017,000	5,147,047

				101,674,160

Capital Markets: 0.16%

Credit Suisse Group AG 144A	4.28	1-9-2028	9,074,000	9,317,353

Consumer Finance: 0.02%

UBS Group Funding Switzerland 144A	4.25	3-23-2028	1,352,000	1,417,815

Diversified Financial Services: 0.11%

GE Capital International Funding Company	4.42	11-15-2035	1,897,000	1,803,443

Shell International Finance BV	3.25	5-11-2025	4,272,000	4,395,299

				6,198,742

Insurance: 0.05%

Enstar Group Limited	4.95	6-1-2029	2,652,000	2,644,758

Health Care: 0.10%

Pharmaceuticals: 0.10%

Sanofi SA	3.38	6-19-2023	5,539,000	5,720,956

Industrials: 0.15%

Chemicals: 0.03%

LYB International Finance II BV	3.50	3-2-2027	1,974,000	1,918,249

Professional Services: 0.12%

IHS Markit Limited	3.63	5-1-2024	3,460,000	3,485,258

IHS Markit Limited	4.25	5-1-2029	3,460,000	3,531,933

				7,017,191

Materials: 0.14%

Metals & Mining: 0.14%

Teck Resources Limited	6.25	7-15-2041	7,522,000	7,882,221

Utilities: 0.17%

Electric Utilities: 0.17%

Electricite de France SA 144A	4.50	9-21-2028	5,764,000	6,109,130

Electricite de France SA 144A	4.95	10-13-2045	1,957,000	2,091,375

Electricite de France SA 144A	5.00	9-21-2048	1,656,000	1,781,590

				9,982,095

Total Yankee Corporate Bonds and Notes (Cost $206,632,317)				210,382,234

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Core Bond Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds: 0.54%

Republic of Colombia	5.20%	5-15-2049	$3,313,000	$3,536,661

Republic of Paraguay 144A	5.40	3-30-2050	2,940,000	3,075,975

Saudi International Bond 144A	5.25	1-16-2050	1,871,000	2,059,653

State of Qatar 144A	3.38	3-14-2024	3,924,000	4,012,290

United Mexican States	4.50	4-22-2029	15,049,000	15,628,536

United Mexican States	4.60	2-10-2048	3,504,000	3,429,540

Total Yankee Government Bonds (Cost $30,395,578)				31,742,655

	Yield		Shares
Short-Term Investments: 2.06%

Investment Companies: 2.06%

Securities Lending Cash Investments LLC (l)(r)(u)	2.51		2,778,863	2,779,141

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30		117,422,859	117,422,859

Total Short-Term Investments (Cost $120,202,000)				120,202,000

Total investments in securities (Cost $6,114,515,563)	107.21%	6,245,576,770

Other assets and liabilities, net	(7.21)	(419,831,838)

Total net assets	100.00%	$5,825,744,932

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

%%	The security is issued on a when-issued basis.

±±

The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

«	All or a portion of this security is on loan.

@	Foreign bond principal is denominated in the local currency of the issuer.

##	All or a portion of this security is segregated for when-issued securities.

(l)	The issuer of the security is an affiliated person of the Portfolio as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

CAD	Canadian dollar

FHLMC	Federal Home Loan Mortgage Corporation

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General obligation

LIBOR	London Interbank Offered Rate

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Core Bond Portfolio	49

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	57,959,204	518,712,870	573,893,211	2,778,863	$19	$0	$437,848	$2,779,141
Wells Fargo Government Money Market Fund Select Class	118,801,553	4,094,852,367	4,096,231,061	117,422,859	0	0	2,073,489	117,422,859

					$19	$0	$2,511,337	$120,202,000	2.06%

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Core Bond Portfolio	Statement of assets and liabilities—May 31, 2019

Assets
Investments in unaffiliated securities (including $2,704,886 of securities loaned), at value (cost $5,994,313,563)	$6,125,374,770
Investments in affiliated securities, at value (cost $120,202,000)	120,202,000
Cash	17,794
Receivable for investments sold	610,219,668
Principal paydown receivable	5,579
Receivable for interest	28,918,836
Receivable for securities lending income, net	757
Prepaid expenses and other assets	161,156

Total assets	6,884,900,560

Liabilities
Payable for investments purchased	551,733,233
Payable for when-issued transactions	502,478,866
Payable upon receipt of securities loaned	2,773,750
Advisory fee payable	1,773,482
Cash collateral due to broker	293,000
Accrued expenses and other liabilities	103,297

Total liabilities	1,059,155,628

Total net assets	$5,825,744,932

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Core Bond Portfolio	51

Investment income
Interest	$184,627,443
Income from affiliated securities	2,169,425

Total investment income	186,796,868

Expenses
Advisory fee	19,495,525
Custody and accounting fees	253,103
Professional fees	78,619
Shareholder report expenses	4,077
Trustees’ fees and expenses	20,976
Other fees and expenses	23,114

Net expenses	19,875,414

Net investment income	166,921,454

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(17,686,421)
Affiliated securities	19

Net realized losses on investments	(17,686,402)
Net change in unrealized gains (losses) on investments	194,869,104

Net realized and unrealized gains (losses) on investments	177,182,702

Net increase in net assets resulting from operations	$344,104,156

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Core Bond Portfolio	Statement of changes in net assets

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$166,921,454	$122,888,295
Net realized losses on investments	(17,686,402)	(55,887,139)
Net change in unrealized gains (losses) on investments	194,869,104	(99,688,813)

Net increase (decrease) in net assets resulting from operations	344,104,156	(32,687,657)

Capital transactions
Transactions in investors’ beneficial interests
Contributions	697,097,878	910,938,479
Withdrawals	(888,699,376)	(395,554,370)

Net increase (decrease) in net assets resulting from capital transactions	(191,601,498)	515,384,109

Total increase in net assets	152,502,658	482,696,452

Net assets
Beginning of period	5,673,242,274	5,190,545,822

End of period	$5,825,744,932	$5,673,242,274

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Core Bond Portfolio	53

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	6.30%	(0.53)%	1.89%	2.78%	3.22%
Ratios to average net assets (annualized)
Gross expenses	0.35%	0.35%	0.35%	0.36%	0.37%
Net expenses	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income	2.93%	2.23%	1.87%	1.86%	1.82%
Supplemental data
Portfolio turnover rate	577%	542%	614%	667%	586%

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Core Bond Portfolio	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Core Bond Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Portfolio. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in

Notes to financial statements	Wells Fargo Core Bond Portfolio	55

the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. The Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $6,119,860,738 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$134,431,823

Gross unrealized losses	(8,715,791)

Net unrealized gains	$125,716,032

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1)

56	Wells Fargo Core Bond Portfolio	Notes to financial statements

and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Agency securities	$0	$2,092,939,090	$0	$2,092,939,090

Asset-backed securities	0	606,746,521	0	606,746,521

Corporate bonds and notes	0	1,155,611,191	0	1,155,611,191

Foreign corporate bonds & notes	0	2,229,608	0	2,229,608

Municipal obligations	0	32,099,828	0	32,099,828

Non-agency mortgage-back securities	0	282,723,688	0	282,723,688

U.S. Treasury securities	1,710,899,955	0	0	1,710,899,955

Yankee corporate bonds and notes	0	210,382,234	0	210,382,234

Yankee government bonds	0	31,742,655	0	31,742,655

Short-term investments

Investment companies	117,422,859	2,779,141	0	120,202,000

Total assets	$1,828,322,814	$4,417,253,956	$0	$6,245,576,770

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

At May 31, 2019, the Portfolio did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

Notes to financial statements	Wells Fargo Core Bond Portfolio	57

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.34% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap, is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of the Portfolio increase.

Interfund transactions

The Portfolio may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$30,342,307,183	$4,201,786,341	$30,100,867,040	$4,196,071,303

6. BANK BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to the disclosures in the financial statements.

58	Wells Fargo Core Bond Portfolio	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Core Bond Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Other information (unaudited)	Wells Fargo Core Bond Fund	59

TAX INFORMATION

For the fiscal year ended May 31, 2019, $139,712,747 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, 21.30% of the ordinary income distributed was derived from interest on U.S. government.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

60	Wells Fargo Core Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Other information (unaudited)	Wells Fargo Core Bond Fund	61

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

62	Wells Fargo Core Bond Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Other information (unaudited)	Wells Fargo Core Bond Fund	63

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Core Bond Fund and Wells Fargo Core Bond Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Core Bond Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Core Bond Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a

64	Wells Fargo Core Bond Fund	Other information (unaudited)

description of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than or in range of the average investment performance of its Universe for the one-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the three-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the ten-year period under review, but lower than its benchmark for the one-, three- and five-year periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the periods identified above. The Funds Trust Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

Other information (unaudited)	Wells Fargo Core Bond Fund	65

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were equal to or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Funds. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an

66	Wells Fargo Core Bond Fund	Other information (unaudited)

individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

This page is intentionally left blank.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403201 07-19 A287/AR287 05-19

Annual Report

May 31, 2019

Wells Fargo Real Return Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at www.wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Real Return Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Real Return Fund for the 12-month period that ended May 31, 2019. Higher short-term interest rates, inflation concerns, trade tensions, and geopolitical events drove investment market volatility for much of 2018, particularly for international stocks. Early 2019 saw stocks and bonds gain with renewed business and investor confidence, but volatility returned late in the period as global growth slowed and geopolitical concerns persisted.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 3.78% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 6.26%. Based on the MSCI EM Index (Net),3 emerging market stocks fell 8.70%. Bond investors saw the Bloomberg Barclays U.S. Aggregate Bond Index4 add 6.40% while the Bloomberg Barclays Global Aggregate ex-USD Index5 rose 0.39%. The Bloomberg Barclays Municipal Bond Index6 added 6.40%, and the ICE BofAML U.S. High Yield Index7 was up 5.37%.

Results for investment indices reflected global concerns.

Global trade tensions escalated during the second quarter of 2018. A tit-for-tat tariff spat intensified between the U.S. and other governments. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 1.75% and 2.00% in June. Market index results reflected the global concerns. The MSCI ACWI ex USA Index (Net) lost 2.61%, while the Bloomberg Barclays Global Aggregate ex-USD Index dropped 4.76%.

Not all news was bad. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. The S&P 500 Index recorded a 3.43% second-quarter gain. Stocks of companies with smaller capitalizations did even better, as measured by the Russell 2000® Index,8 adding 7.75%.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S.-dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S.-dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

[8]

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Real Return Fund	3

Investors appeared to shake off lingering concerns during the third quarter.

Favorable third-quarter economic indicators and corporate earnings reports encouraged domestic stock investors. U.S. trade negotiations with Mexico and Canada progressed. The Conference Board Consumer Confidence Index®9 reached its highest level in 18 years during September 2018. The Fed raised the federal funds rate by 25 bps to a target range of between 2.00% and 2.25% in September. For the quarter that ended September 30, 2018, the S&P 500 Index added 7.71%.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. The Bank of England (BoE) raised its monetary policy rate to 0.75% in August 2018. During the quarter, the MSCI ACWI ex USA Index (Net) gained 0.71%. The MSCI EM Index (Net) declined 1.09%. In fixed-income markets, U.S. bonds were flat, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays Global Aggregate ex-USD Index fell 1.74%.

Conflicting data unsettled markets during the fourth quarter.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging potential partisan clashes. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008.

December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December 2018 to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. A partial U.S. government shutdown driven by partisan policy disputes extended into January. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive. The Fed indicated that it would pause its program of regular rate increases during 2019 as inflation remained low.

In February 2019, concerns over slowing global growth reemerged. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from levels of the prior two quarters. In a February report, the BoE forecast the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, the combination of dovish Fed sentiment and consistent, if not spectacular, economic and business metrics reinforced investors’ confidence. Monthly job creation data regained momentum. Corporate profits, while lower than 2018’s lofty levels, remained solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth.

December’s S&P 500 Index performance was the worst since 1931.

The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.

[9]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

4	Wells Fargo Real Return Fund	Letter to shareholders (unaudited)

During April 2019, several broad-based U.S. equity indices reached or approached highs as investors drew confidence from favorable economic projections, sustained low inflation, and solid employment data. First-quarter GDP showed the economy grew at an annualized rate of 3.2% on improvement in business investment and exports. Favorable sentiment extended to foreign markets as the MSCI ACWI ex USA Index (Net) gained 2.64% and the MSCI EM Index (Net) added 2.11% for the month.

May 2019 presented investors with mixed signals in the economy, in the markets, and politically. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. In the U.K., the Brexit stalemate resulted in the resignation of Prime Minister Theresa May. The European Commission downgraded the 2019 growth forecast for the block of countries to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. Ending the month, equities, as measured by the MSCI ACWI (Net),10 dropped 5.93% while bonds, often considered a less risky investment, gained 1.04%, as measured by the Bloomberg Barclays Global Aggregate ex-USD Index.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

[10]

The MSCI ACWI (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. You cannot invest directly in an index.

This page is intentionally left blank.

6	Wells Fargo Real Return Fund[1]	Performance highlights (unaudited)

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Manager

Wells Fargo Funds Management, LLC

Subadviser for the affiliated master portfolio

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®‡, FRM

Petros N. Bocray, CFA®‡, FRM

Michael Bradshaw, CFA®‡

Christian L. Chan, CFA®‡

Kayvan Malek

Garth B. Newport, CFA®‡*

Jay N. Mueller, CFA®‡

Thomas M. Price, CFA®‡

Dale Winner, CFA®‡

Average annual total returns (%) as of May 31, 2019

		Including sales charge			Excluding sales charge				Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year		5 year	10 year	Gross	Net[3]

Class A (IPBAX)	2-28-2003	-2.05	0.72	2.75	2.56		1.65	3.22	1.04	0.78

Class C (IPBCX)	2-28-2003	0.89	0.90	2.49	1.89	*	0.90	2.49	1.79	1.53

Class R6 (IPBJX)[4]	10-31-2016	–	–	–	2.99		1.99	3.55	0.66	0.40

Administrator Class (IPBIX)	2-28-2003	–	–	–	2.78		1.90	3.50	0.98	0.60

Institutional Class (IPBNX)[5]	10-31-2016	–	–	–	2.95	*	1.98	3.54	0.71	0.45

Bloomberg Barclays U.S. TIPS Index[6]	–	–	–	–	4.36		1.64	3.60	–	–

CPI[7]	–	–	–	–	1.79		1.48	1.82	–	–
*	Total return differs from the return in the Financial Highlights in this report. The total return presented is calculated based on the NAV at which the shareholder transactions were processed. The NAV and total return presented in the Financial Highlights reflects certain adjustments made to the net assets of the Fund that are necessary under U.S. generally accepted accounting principles.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. The use of derivatives may reduce returns and/or increase volatility. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The Fund is exposed to mortgage- and asset-backed securities risk and small company securities risk. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Real Return Fund	7

Growth of $10,000 investment as of May 31, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Newport became a portfolio manager effective March 1, 2019.

[1]

The Fund is a gateway feeder fund that invests substantially all of its assets in a single affiliated master portfolio of the Wells Fargo Master Trust with a substantially identical investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the affiliated master portfolio in which it invests.

[2]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]

The manager has contractually committed through September 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any) from funds in which the affiliated master portfolio invests, and extraordinary expenses are excluded from the expense cap. Net expenses from the affiliated master portfolio are included in the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[4]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 shares would be higher.

[5]

Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Institutional Class expenses. If these expenses had been included, returns for the Institutional Class shares would be higher.

[6]	The Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed-linked U.S. Treasury securities. You cannot invest directly in an index.

[7]

The Consumer Price Index (CPI) for All Urban Consumers in U.S. All Items is published monthly by the U.S. government as an indicator of changes in price levels (or inflation) paid by urban consumers for a representative basket of goods and services. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares since inception with the Bloomberg Barclays U.S. TIPS Index and CPI. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the securities of the affiliated master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]

Amounts represent the portfolio allocation of the affiliated master portfolio which are calculated based on the total long-term investments of the affiliated master portfolio. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Real Return Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the 12-month period that ended May 31, 2019.

∎	As fixed-income investments outperformed equity investments over the period, exposure to stocks, particularly international stocks, detracted from performance.

∎	Three of six investment sleeves outperformed their respective benchmarks.

Positive economic data ruled most of the period.

The 12-month period that ended May 31, 2019, saw the U.S. economy continue on a positive trajectory, producing moderate average gross domestic product growth of 3.1% with a core inflation rate of 2.0%, while unemployment reached a low of 3.6%, the lowest level since 1969.

Ten largest holdings (%) as of May 31, 2019[9]

TIPS, 0.38%, 7-15-2025	3.29

TIPS, 0.25%, 1-15-2025	3.26

TIPS, 0.13%, 7-15-2024	3.25

TIPS, 0.13%, 1-15-2022	3.23

TIPS, 0.63%, 7-15-2021	2.96

TIPS, 0.63%, 1-15-2026	2.93

TIPS, 0.13%, 1-15-2023	2.86

TIPS, 0.38%, 7-15-2023	2.55

TIPS, 0.63%, 1-15-2024	2.47

TIPS, 0.238%, 1-15-2025	2.40

Over the past 12 months, the financial markets experienced more volatility than the favorable economic environment might have suggested. Looking back at the financial markets, we saw equities experience a significant decline during the fourth quarter of 2018, as concerns over a partial U.S. government shutdown, central bank tightening, trade tensions, and slowing economic growth shook investors’ confidence. The market volatility of the fourth quarter gave way to a first-quarter 2019 rebound where both equity and fixed-income markets rallied. The two markets seemed joined at the hip as the Federal Reserve’s (Fed’s) updated script signaled an easier policy path for the balance of 2019. Market participants were caught offside by this evolution in the projected policy path, which has resulted in a broader opportunity set for sector rotation in equities and yield curve trades. We saw a return of volatility toward the end of the 12-month period as concerns over trade (primarily with China and Mexico) caused concerns over global growth to weigh on investors’ minds.

The Fund uses a multi-asset-class strategy to target inflation protection.

During the 12-month period, we maintained allocations to Treasury Inflation-Protected Securities (TIPS) as well as other inflation-sensitive sectors, such as real estate investment trusts (REITs), short-term high-yield bonds, and inflation-sensitive equities. We used this multi-asset-class strategy to target greater inflation protection and real returns than a traditional inflation-hedged strategy might while seeking to achieve similar levels of volatility.

Portfolio allocation as of May 31, 2019[10]

Our allocation to TIPS and short-term high-yield issues contributed to performance while the contribution from the inflation-sensitive equities was mixed. REITs posted very strong returns, with earnings results in excess of 20% for the period. The remainder of the equity sleeves detracted from performance. International equities were particularly hard hit, losing more than 17% over the period.

We continue to find TIPS attractive relative to nominal Treasury bonds and notes.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Real Return Fund	9

Looking ahead, we are cautiously optimistic

Our macroeconomic view is that growth will remain positive but it will be slower over the next 12 months than it was over the preceding 12 months. However, we still hold that absent an exogenous shock—likely an implemented shift in trade policy—a U.S. recession is unlikely in 2019. As always, that view could change with new data. We are concerned about growth prospects in Europe and in the rest of the world but are most concerned about the U.S. trade negotiations with major trading partners. Until the trade negotiations move toward détente and more certainty builds to invoke more aggressive business planning resulting in further growth, we are taking a bit more of a cautious approach to the markets and have started to reduce some risks in the portfolios. Like the Fed, we remain very data dependent and acknowledge that while the U.S. economy may be softening, the levels of growth remain robust and 2019 should remain a target-rich environment for investors.

10	Wells Fargo Real Return Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2018 to May 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2018	Ending account value 5-31-2019	Expenses paid during the period[1,2]	Annualized net expense ratio[1]
Class A

Actual	$1,000.00	$1,043.64	$3.89	0.76%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.85	0.76%
Class C

Actual	$1,000.00	$1,040.99	$7.69	1.51%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.40	$7.60	1.51%
Class R6

Actual	$1,000.00	$1,045.78	$1.96	0.38%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.01	$1.94	0.38%
Administrator Class

Actual	$1,000.00	$1,045.43	$2.97	0.58%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.02	$2.94	0.58%
Institutional Class

Actual	$1,000.00	$1,046.61	$2.21	0.43%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.77	$2.19	0.43%

[1]	Amounts reflect net expenses allocated from the affiliated Master Portfolio in which the Fund invests.

[2]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Fund	11

Security name	Value

Investment Companies: 99.42%

Affiliated Master Portfolio: 99.42%

Wells Fargo Real Return Portfolio	$58,938,344

Total Investment Companies (Cost $57,938,522)	58,938,344

Total investments in securities (Cost $57,938,522)	99.42%	58,938,344

Other assets and liabilities, net	0.58	343,472

Total net assets	100.00%	$59,281,816

Transactions with the affiliated Master Portfolio were as follows:

	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period	% of net assets
Wells Fargo Real Return Portfolio	53%	32%	$(830,409)	$806,875	$1,520,738	$275,164	$15,461	$58,938,344	99.42%

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Real Return Fund	Statement of assets and liabilities—May 31, 2019

Assets
Investments in affiliated Master Portfolio, at value (cost $57,938,522)	$58,938,344
Receivable for Fund shares sold	179,196
Receivable from manager	38,564
Prepaid expenses and other assets	209,620

Total assets	59,365,724

Liabilities
Payable for Fund shares redeemed	59,760
Shareholder servicing fees payable	7,583
Custodian and accounting fees payable	7,263
Administration fees payable	5,377
Distribution fee payable	1,770
Accrued expenses and other liabilities	2,155

Total liabilities	83,908

Total net assets	$59,281,816

NET ASSETS CONSIST OF
Paid-in capital	$59,004,876
Total distributable earnings	276,940

Total net assets	$59,281,816

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$17,715,929
Shares outstanding – Class A1	1,791,498
Net asset value per share – Class A	$9.89
Maximum offering price per share – Class A2	$10.36
Net assets – Class C	$2,552,585
Shares outstanding – Class C1	262,275
Net asset value per share – Class C	$9.73
Net assets – Class R6	$14,357,837
Shares outstanding – Class R6[1]	1,437,240
Net asset value per share – Class R6	$9.99
Net assets – Administrator Class	$13,561,609
Shares outstanding – Administrator Class[1]	1,352,465
Net asset value per share – Administrator Class	$10.03
Net assets – Institutional Class	$11,093,856
Shares outstanding – Institutional Class[1]	1,110,085
Net asset value per share – Institutional Class	$9.99

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended May 31, 2019	Wells Fargo Real Return Fund	13

Investment income
Interest allocated from affiliated Master Portfolio	$1,520,738
Dividends allocated from affiliated Master Portfolio (net of foreign withholding taxes of $7,661)	275,164
Affiliated income allocated from affiliated Master Portfolio	15,461
Expenses allocated from affiliated Master Portfolio	(298,432)
Waivers allocated from affiliated Master Portfolio	34,574

Total investment income	1,547,505

Expenses
Management fee	33,440
Administration fees
Class A	34,312
Class C	5,293
Class R6	3,662
Administrator Class	16,653
Institutional Class	10,614
Shareholder servicing fees
Class A	53,613
Class C	8,270
Administrator Class	41,632
Distribution fee
Class C	24,807
Custody and accounting fees	6,052
Professional fees	32,632
Registration fees	112,365
Shareholder report expenses	27,385
Trustees’ fees and expenses	21,831
Other fees and expenses	11,187

Total expenses	443,748
Less: Fee waivers and/or expense reimbursements	(286,177)

Net expenses	157,571

Net investment income	1,389,934

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on securities transactions allocated from affiliated Master Portfolio	(830,409)
Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	806,875

Net realized and unrealized gains (losses) on investments	(23,534)

Net increase in net assets resulting from operations	$1,366,400

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Real Return Fund	Statement of changes in net assets

	Year ended May 31, 2019		Year ended May 31, 2018[1]

Operations
Net investment income		$1,389,934		$1,558,167
Net realized gains (losses) on investments		(830,409)		225,688
Net change in unrealized gains (losses) on investments		806,875		(853,775)

Net increase in net assets resulting from operations		1,366,400		930,080

Distributions to shareholders from net investment income and net realized gains
Class A		(509,589)		(582,466)
Class C		(59,497)		(55,795)
Class R6		(321,376)		(290,979)
Administrator Class		(396,758)		(468,083)
Institutional Class		(349,231)		(187,449)

Total distributions to shareholders		(1,636,451)		(1,584,772)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	536,260	5,211,071	1,095,946	10,872,363
Class C	115,162	1,107,921	43,761	428,445
Class R6	315,330	3,110,483	459,934	4,603,532
Administrator Class	418,320	4,128,845	1,231,825	12,417,678
Institutional Class	733,768	7,248,113	946,110	9,485,356

		20,806,433		37,807,374

Reinvestment of distributions
Class A	36,976	359,276	43,842	435,779
Class C	5,600	53,596	5,160	50,665
Class R6	13,831	135,701	23,584	236,978
Administrator Class	40,010	394,108	44,920	451,385
Institutional Class	35,503	348,182	18,407	184,327

		1,290,863		1,359,134

Payment for shares redeemed
Class A	(1,429,739)	(13,815,687)	(1,472,315)	(14,617,222)
Class C	(219,827)	(2,105,292)	(153,785)	(1,504,494)
Class R6	(71,175)	(700,914)	(44,403)	(444,996)
Administrator Class	(1,441,193)	(14,228,082)	(1,534,899)	(15,428,057)
Institutional Class	(874,093)	(8,536,165)	(269,640)	(2,701,769)

		(39,386,140)		(34,696,538)

Net increase (decrease) in net assets resulting from capital share transactions		(17,288,844)		4,469,970

Total increase (decrease) in net assets		(17,558,895)		3,815,278

Net assets
Beginning of period		76,840,711		73,025,433

End of period		$59,281,816		$76,840,711

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at May 31, 2018 was $231,384. The disaggregated distributions information for the year ended May 31, 2018 is included in Note 7, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	15

(For a share outstanding throughout each period)

	Year ended May 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.87	$9.96	$9.95	$10.07	$10.11
Net investment income	0.15	0.21	0.19 [1]	0.10 [1]	0.05 [1]
Net realized and unrealized gains (losses) on investments	0.09	(0.09)	0.03	(0.01)	0.07

Total from investment operations	0.24	0.12	0.22	0.09	0.12
Distributions to shareholders from
Net investment income	(0.19)	(0.21)	(0.20)	(0.07)	(0.08)
Net realized gain	(0.03)	0.00	(0.01)	(0.14)	(0.08)

Total distributions to shareholders	(0.22)	(0.21)	(0.21)	(0.21)	(0.16)
Net asset value, end of period	$9.89	$9.87	$9.96	$9.95	$10.07
Total return[2]	2.56%	1.25%	2.23%	1.01%	1.24%
Ratios to average net assets (annualized)
Gross expenses[3]	1.16%	1.04%	1.11%	1.20%	1.31%
Net expenses[3]	0.77%	0.80%	0.85%	0.85%	0.85%
Net investment income[3]	1.95%	2.15%	1.92%	0.98%	0.47%
Supplemental data
Portfolio turnover rate[4]	39%	29%	25%	29%	57%
Net assets, end of period (000s omitted)	$17,716	$26,133	$29,678	$18,938	$12,977

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Real Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.73	$9.82	$9.77	$9.92	$10.00
Net investment income (loss)	0.10 [1]	0.03	0.04	0.03 [1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	0.07	0.02	0.10	(0.02)	0.08

Total from investment operations	0.17	0.05	0.14	0.01	0.05
Distributions to shareholders from
Net investment income	(0.14)	(0.14)	(0.08)	(0.02)	(0.05)
Net realized gain	(0.03)	0.00	(0.01)	(0.14)	(0.08)

Total distributions to shareholders	(0.17)	(0.14)	(0.09)	(0.16)	(0.13)
Net asset value, end of period	$9.73	$9.73	$9.82	$9.77	$9.92
Total return[2]	1.79%	0.53%	1.44%	0.21%	0.46%
Ratios to average net assets (annualized)
Gross expenses[3]	1.91%	1.79%	1.86%	1.95%	2.06%
Net expenses[3]	1.52%	1.56%	1.60%	1.60%	1.60%
Net investment income (loss)[3]	1.08%	1.39%	1.23%	0.30%	(0.33)%
Supplemental data
Portfolio turnover rate[4]	39%	29%	25%	29%	57%
Net assets, end of period (000s omitted)	$2,553	$3,517	$4,580	$5,654	$7,471

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.44%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	17

(For a share outstanding throughout each period)

	Year ended May 31
CLASS R6	2019	2018	2017[1]
Net asset value, beginning of period	$9.96	$10.05	$10.17
Net investment income	0.23 [2]	0.22	0.10
Net realized and unrealized gains (losses) on investments	0.06	(0.06)	(0.07)

Total from investment operations	0.29	0.16	0.03
Distributions to shareholders from
Net investment income	(0.23)	(0.25)	(0.14)
Net realized gain	(0.03)	0.00	(0.01)

Total distributions to shareholders	(0.26)	(0.25)	(0.15)
Net asset value, end of period	$9.99	$9.96	$10.05
Total return[3]	2.99%	1.63%	0.36%
Ratios to average net assets (annualized)
Gross expenses[4]	0.82%	0.66%	0.69%
Net expenses[4]	0.39%	0.42%	0.47%
Net investment income[4]	2.34%	2.52%	1.32%
Supplemental data
Portfolio turnover rate[5]	39%	29%	25%
Net assets, end of period (000s omitted)	$14,358	$11,750	$7,438

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

[4]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[5]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Real Return Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended May 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.99	$10.06	$10.03	$10.15	$10.17
Net investment income	0.21 [1]	0.24 [1]	0.22 [1]	0.13 [1]	0.10 [1]
Net realized and unrealized gains (losses) on investments	0.06	(0.09)	0.02	(0.02)	0.06

Total from investment operations	0.27	0.15	0.24	0.11	0.16
Distributions to shareholders from
Net investment income	(0.20)	(0.22)	(0.20)	(0.09)	(0.10)
Net realized gain	(0.03)	0.00	(0.01)	(0.14)	(0.08)

Total distributions to shareholders	(0.23)	(0.22)	(0.21)	(0.23)	(0.18)
Net asset value, end of period	$10.03	$9.99	$10.06	$10.03	$10.15
Total return	2.78%	1.50%	2.46%	1.21%	1.56%
Ratios to average net assets (annualized)
Gross expenses[2]	1.10%	0.97%	1.04%	1.13%	1.27%
Net expenses[2]	0.59%	0.60%	0.60%	0.60%	0.60%
Net investment income[2]	2.15%	2.39%	2.20%	1.30%	0.99%
Supplemental data
Portfolio turnover rate[3]	39%	29%	25%	29%	57%
Net assets, end of period (000s omitted)	$13,562	$23,331	$26,100	$20,607	$10,679

[1]	Calculated based upon average shares outstanding

[2]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017	0.44%
Year ended May 31, 2016	0.44%
Year ended May 31, 2015	0.44%

[3]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Real Return Fund	19

(For a share outstanding throughout each period)

	Year ended May 31
INSTITUTIONAL CLASS	2019	2018	2017[1]
Net asset value, beginning of period	$9.97	$10.06	$10.17
Net investment income	0.22	0.24	0.14
Net realized and unrealized gains (losses) on investments	0.05	(0.08)	(0.10)

Total from investment operations	0.27	0.16	0.04
Distributions to shareholders from
Net investment income	(0.22)	(0.25)	(0.14)
Net realized gain	(0.03)	0.00	(0.01)

Total distributions to shareholders	(0.25)	(0.25)	(0.15)
Net asset value, end of period	$9.99	$9.97	$10.06
Total return[2]	2.84%	1.57%	0.41%
Ratios to average net assets (annualized)
Gross expenses[3]	0.84%	0.71%	0.76%
Net expenses[3]	0.44%	0.47%	0.52%
Net investment income[3]	2.20%	2.62%	2.24%
Supplemental data
Portfolio turnover rate[4]	39%	29%	25%
Net assets, end of period (000s omitted)	$11,094	$12,110	$5,229

[1]	For the period from October 31, 2016 (commencement of class operations) to May 31, 2017

[2]	Returns for periods of less than one year are not annualized.

[3]	Ratios include net expenses allocated from the affiliated Master Portfolio which were as follows:

Year ended May 31, 2019	0.39%
Year ended May 31, 2018	0.41%
Year ended May 31, 2017[1]	0.44%

[4]

Portfolio turnover rate is calculated by multiplying the affiliated Master Portfolio’s percentage of the Fund’s total investments in securities at the end of the period by the affiliated Master Portfolio’s portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Real Return Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Fund (the “Fund”) which is a diversified series of the Trust.

The Fund is a feeder fund in a master-feeder structure that invests substantially all of its assets in a single master portfolio with a substantially identical investment objective and substantially similar investment strategies. The Fund seeks to achieve its investment objective by investing all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Wells Fargo Master Trust, a registered open-end management investment company. The affiliated Master Portfolio directly acquires portfolio securities and the Fund acquires an indirect interest in those securities. The Fund accounts for its investment in the affiliated Master Portfolio as a partnership investment and records on a daily basis its share of the affiliated Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the affiliated Master Portfolio for the year ended May 31, 2019 are included in this report and should be read in conjunction with the Fund’s financial statements. As of May 31, 2019, the Fund owned 32% of Wells Fargo Real Return Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily. Securities held in the affiliated Master Portfolio are valued as discussed in the Notes to Financial Statements of the affiliated Master Portfolio, which are included elsewhere in this report.

Investment transactions, income and expenses

Investments in the affiliated Master Portfolio are recorded on a trade basis. The Fund records daily its proportionate share of the affiliated Master Portfolio’s interest and dividend income, expenses and realized and unrealized gains or losses. The Fund also accrues its own expenses.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income monthly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Real Return Fund	21

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $57,981.505 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$956,839

Gross unrealized losses	0

Net unrealized gains (losses)	$956,839

As of May 31, 2019, the Fund had capital loss carryforwards which consist of $229,298 in short-term capital losses and $95,581 in long-term capital losses.

As of May 31, 2019, the Fund had current year deferred post-October capital losses consisting of $426,109 in short-term losses and $148,632 in long-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

At May 31, 2019, the affiliated Master Portfolio was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. The investment objective and the value of the affiliate Master Portfolio was as follows:

Affiliated Master Portfolio	Investment objective	Value of affiliated Master Portfolio

Wells Fargo Real Return Portfolio	Seeks returns that exceed the rate of inflation over the long-term	$58,938,344

The affiliated Master Portfolio does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund and providing fund-level administrative services in connection with the Fund’s operations. As long as the Fund continues to invest substantially all of its assets in a single affiliated Master Portfolio, the Fund pays Funds Management an investment management fee only for fund-level administrative services at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $5 billion	0.05%

Next $5 billion	0.04

Over $10 billion	0.03

For the year ended May 31, 2019, the management fee was equivalent to an annual rate of 0.05% of the Fund’s average daily net assets.

Funds Management also serves as the adviser to the affiliated Master Portfolio and is entitled to receive a fee from the affiliated Master Portfolio for those services.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

22	Wells Fargo Real Return Fund	Notes to financial statements

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.16%

Class R6	0.03

Administrator Class	0.10

Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund level expenses. Net expenses from the affiliated Master Portfolio are included in the expense caps. Funds Management has committed through September 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.78% for Class A shares, 1.53% for Class C shares, 0.40% for Class R6 shares, 0.60% for Administrator Class shares, and 0.45% for Institutional Class shares . Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended May 31, 2019, Funds Distributor received $244 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended May 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

The Fund seeks to achieve its investment objective by investing substantially all of its assets in a single affiliated Master Portfolio. Purchases and sales have been calculated by multiplying the Fund’s ownership percentage of the affiliated Master Portfolio by the affiliated Master Portfolio’s purchases and sales. Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$20,329,022	$16,681,416	$12,915,707	$11,734,243

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

Notes to financial statements	Wells Fargo Real Return Fund	23

For the year ended May 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2019 and May 31, 2018 were as follows:

	Year ended May 31

	2019	2018

Ordinary income	$1,409,996	$1,584,772

Long-term capital gain	226,455	0

As of May 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward

$219,721	$956,839	$(574,741)	$(324,879)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended May 31, 2018 were as follows:

Net investment income

Class A	$582,466

Class C	55,795

Class R6	290,979

Administrator Class	468,083

Institutional Class	187,449

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

24	Wells Fargo Real Return Fund	Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Real Return Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	25

Security name	Shares	Value

Common Stocks: 13.33%

Consumer Staples: 3.46%

Beverages: 0.78%

Molson Coors Brewing Company Class B	5,931	$326,086

The Coca-Cola Company	22,285	1,094,862

		1,420,948

Food & Staples Retailing: 0.68%

Costco Wholesale Corporation	1,578	378,057

Metro AG	7,735	121,927

Wal-Mart Stores Incorporated	7,347	745,280

		1,245,264

Food Products: 0.57%

Greencore Group plc	29,803	77,806

Health & Happiness (H&H) International Holdings Limited	8,000	43,676

Mondelez International Incorporated Class A	9,086	462,023

Mowi ASA	3,549	82,321

The Kraft Heinz Company	8,860	244,979

Tyson Foods Incorporated Class A	1,679	127,419

		1,038,224

Household Products: 1.02%

Church & Dwight Company Incorporated	5,796	431,280

The Clorox Company	1,461	217,411

The Procter & Gamble Company	11,818	1,216,190

		1,864,881

Personal Products: 0.03%

Ontex Group NV	3,663	62,405

Tobacco: 0.38%

Altria Group Incorporated	2,343	114,948

Philip Morris International Incorporated	7,488	577,549

		692,497

Energy: 2.63%

Energy Equipment & Services: 0.29%

Halliburton Company	10,318	219,670

John Wood Group plc	17,402	86,066

Schlumberger Limited	6,614	229,440

		535,176

Oil, Gas & Consumable Fuels: 2.34%

BP plc	37,746	937,844

Chevron Corporation	7,681	874,482

Cimarex Energy Company	5,602	320,378

Concho Resources Incorporated	5,205	510,142

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)

Cosan Limited Class A	4,018	$50,747

Eni SpA	3,192	48,426

EOG Resources Incorporated	9,291	760,747

Noble Energy Incorporated	13,639	291,875

Origin Energy Limited	18,880	94,037

Phillips 66	4,719	381,295

		4,269,973

Industrials: 0.04%

Industrial Conglomerates: 0.04%

Keppel Corporation Limited	18,400	80,769

Materials: 2.53%

Chemicals: 0.90%

Axalta Coating Systems Limited †	11,283	265,263

Dow Incorporated	4,785	223,747

DowDuPont Incorporated	3,927	119,852

Ecolab Incorporated	990	182,249

Linde plc	2,379	429,528

OCI NV †	3,892	88,263

Sasol Limited	2,629	66,164

The Sherwin-Williams Company	662	277,676

		1,652,742

Construction Materials: 0.15%

Martin Marietta Materials Incorporated	1,277	268,809

Containers & Packaging: 0.10%

Crown Holdings Incorporated †	3,249	180,092

Metals & Mining: 1.38%

Agnico Eagle Mines Limited	5,100	222,309

B2Gold Corporation †	18,000	49,142

Barrick Gold Corporation	12,756	158,430

Detour Gold Corporation †	7,700	72,636

Endeavour Mining Corporation †	3,100	46,284

Evolution Mining Limited	26,000	69,800

Franco-Nevada Corporation	1,600	123,540

Fresnillo plc	15,563	151,108

Gold Fields Limited ADR	7,000	31,220

Kinross Gold Corporation †	27,000	88,295

Kirkland Lake Gold Limited	3,900	134,896

Lundin Mining Corporation	15,349	68,591

Mag Silver Corporation †	4,800	46,949

Newcrest Mining Limited	8,000	151,005

Newmont Mining Corporation	7,040	232,954

Northern Star Resources Limited	11,500	77,462

Royal Gold Incorporated	4,510	396,835

Semafo Incorporated †	13,000	38,954

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	27

Security name			Shares	Value

Metals & Mining (continued)

SSR Mining Incorporated †			3,000	$35,040

Steel Dynamics Incorporated			6,818	171,473

Torex Gold Resources Incorporated †			4,400	40,367

Wheaton Precious Metals Corporation			5,300	117,207

				2,524,497

Real Estate: 4.67%

Equity REITs: 4.67%

Alexandria Real Estate Equities Incorporated			2,770	405,556

American Homes 4 Rent Class A			12,518	305,564

American Tower Corporation			4,307	899,172

Camden Property Trust			3,196	330,339

CoreSite Realty Corporation			1,239	144,616

Equinix Incorporated			1,728	839,445

Equity Residential			4,183	320,292

Four Corners Property Trust Incorporated			11,636	334,651

Healthcare Trust of America Incorporated Class A			9,696	279,148

Host Hotels & Resorts Incorporated			9,490	171,864

Hudson Pacific Properties Incorporated			7,831	261,634

Invitation Homes Incorporated			12,913	330,960

Physicians Realty Trust			26,849	491,605

Prologis Incorporated			8,769	646,012

Public Storage Incorporated			1,704	405,348

Retail Opportunity Investment Corporation			19,412	324,957

SBA Communications Corporation †			2,308	499,474

Simon Property Group Incorporated			3,725	603,785

Sun Communities Incorporated			3,300	416,691

Ventas Incorporated			3,446	221,578

VICI Properties Incorporated			13,478	298,942

				8,531,633

Total Common Stocks (Cost $22,980,733)				24,367,910

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 12.54%

Communication Services: 2.33%

Diversified Telecommunication Services: 0.12%

Hughes Satellite Systems Corporation	6.50%	6-15-2019	$230,000	229,575

Entertainment: 0.25%

Netflix Incorporated	5.38	2-1-2021	450,000	462,326

Media: 1.80%

Cable One Incorporated 144A	5.75	6-15-2022	440,000	446,380

DISH DBS Corporation	7.88	9-1-2019	490,000	495,277

National CineMedia LLC	6.00	4-15-2022	350,000	353,063

Nexstar Broadcasting Group Incorporated	5.88	11-15-2022	315,000	320,418

Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	105,000	106,181

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)

Outfront Media Capital Corporation	5.25%	2-15-2022	$400,000	$403,704

Sinclair Television Group Incorporated	6.13	10-1-2022	400,000	406,000

Sirius XM Radio Incorporated 144A	3.88	8-1-2022	430,000	426,775

TEGNA Incorporated	5.13	10-15-2019	27,000	27,002

TEGNA Incorporated	5.13	7-15-2020	305,000	305,000

				3,289,800

Wireless Telecommunication Services: 0.16%

Sprint Spectrum Company LLC 144A	3.36	3-20-2023	109,375	109,102

T-Mobile USA Incorporated	4.00	4-15-2022	175,000	176,313

				285,415

Consumer Discretionary: 2.13%

Auto Components: 0.03%

Cooper Tire & Rubber Company	8.00	12-15-2019	50,000	51,188

Distributors: 0.09%

LKQ Corporation	4.75	5-15-2023	170,000	170,000

Diversified Consumer Services: 0.05%

TRI Pointe Group Incorporated	4.38	6-15-2019	92,000	91,310

Hotels, Restaurants & Leisure: 0.55%

GLP Capital LP	4.88	11-1-2020	405,000	411,030

MGM Resorts International	6.63	12-15-2021	200,000	213,070

NCL Corporation Limited 144A	4.75	12-15-2021	373,000	375,798

				999,898

Household Durables: 0.63%

Lennar Corporation	4.50	6-15-2019	150,000	150,000

Lennar Corporation	4.50	11-15-2019	50,000	50,188

Lennar Corporation	6.63	5-1-2020	305,000	313,006

Pulte Group Incorporated	4.25	3-1-2021	400,000	402,000

Toll Brothers Finance Corporation	5.88	2-15-2022	225,000	235,969

				1,151,163

Specialty Retail: 0.78%

Gap Incorporated	5.95	4-12-2021	310,000	321,352

Group 1 Automotive Incorporated	5.00	6-1-2022	280,000	281,400

L Brands Incorporated	6.63	4-1-2021	365,000	380,969

Penske Auto Group Incorporated	3.75	8-15-2020	335,000	332,906

Penske Auto Group Incorporated	5.75	10-1-2022	110,000	111,100

				1,427,727

Consumer Staples: 0.29%

Food Products: 0.08%

B&G Foods Incorporated	4.63	6-1-2021	155,000	154,225

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	29

Security name	Interest rate	Maturity date	Principal	Value

Personal Products: 0.21%

Edgewell Personal Care Company	4.70%	5-19-2021	$380,000	$377,682

Energy: 0.87%

Oil, Gas & Consumable Fuels: 0.87%

Andeavor Logistics LP	5.50	10-15-2019	75,000	75,509

DCP Midstream Operating LP 144A	5.35	3-15-2020	445,000	450,006

Rockies Express Pipeline LLC 144A	5.63	4-15-2020	405,000	411,063

Sabine Pass Liquefaction LLC	6.25	3-15-2022	250,000	269,935

Southern Star Central Corporation 144A	5.13	7-15-2022	375,000	378,638

				1,585,151

Financials: 1.19%

Banks: 0.17%

CIT Group Incorporated	5.00	8-15-2022	305,000	316,291

Consumer Finance: 0.98%

Ally Financial Incorporated	3.75	11-18-2019	530,000	530,265

Ford Motor Credit Company LLC	3.34	3-18-2021	160,000	159,308

Ford Motor Credit Company LLC	5.60	1-7-2022	160,000	167,440

Navient Corporation	5.00	10-26-2020	400,000	404,500

Springleaf Finance Corporation	7.75	10-1-2021	485,000	521,375

				1,782,888

Real Estate Management & Development: 0.04%

Realogy Group LLC 144A	5.25	12-1-2021	70,000	69,125

Health Care: 1.31%

Health Care Providers & Services: 1.09%

Acadia Healthcare Company Incorporated	5.13	7-1-2022	312,000	311,610

Centene Corporation	4.75	5-15-2022	435,000	439,224

DaVita HealthCare Partners Incorporated	5.75	8-15-2022	350,000	353,063

MEDNAX Incorporated 144A	5.25	12-1-2023	235,000	234,413

Molina Healthcare Incorporated	5.38	11-15-2022	200,000	203,940

Select Medical Corporation	6.38	6-1-2021	155,000	155,116

Tenet Healthcare Corporation	6.00	10-1-2020	290,000	297,917

				1,995,283

Health Care Technology: 0.22%

Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	400,000	404,500

Industrials: 1.32%

Aerospace & Defense: 0.44%

Alcoa Incorporated	6.15	8-15-2020	350,000	359,625

Moog Incorporated 144A	5.25	12-1-2022	445,000	449,450

				809,075

Airlines: 0.42%

American Airlines Group Company 144A	5.00	6-1-2022	400,000	404,500

United Continental Holdings Incorporated	4.25	10-1-2022	360,000	360,490

				764,990

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Commercial Services & Supplies: 0.11%

ADT Corporation	6.25%	10-15-2021	$200,000	$209,000

Construction & Engineering: 0.10%

United Rentals North America Incorporated	4.63	7-15-2023	180,000	183,150

Industrial Conglomerates: 0.09%

General Electric Company	5.55	5-4-2020	165,000	169,006

Trading Companies & Distributors: 0.16%

Aircastle Limited	5.13	3-15-2021	275,000	284,024

Information Technology: 0.89%

Electronic Equipment, Instruments & Components: 0.19%

Anixter International Incorporated	5.13	10-1-2021	350,000	356,657

Software: 0.26%

CDK Global Incorporated	3.80	10-15-2019	110,000	110,000

Symantec Corporation	4.20	9-15-2020	360,000	362,172

				472,172

Technology Hardware, Storage & Peripherals: 0.44%

EMC Corporation	2.65	6-1-2020	525,000	519,335

NCR Corporation	4.63	2-15-2021	280,000	279,216

				798,551

Materials: 0.91%

Chemicals: 0.17%

Chemours Company	6.63	5-15-2023	305,000	303,856

Containers & Packaging: 0.27%

Berry Global Incorporated	5.50	5-15-2022	70,000	70,525

Reynolds Group Holdings	5.75	10-15-2020	416,716	417,362

				487,887

Metals & Mining: 0.47%

Freeport-McMoRan Copper & Gold Incorporated	3.55	3-1-2022	525,000	513,345

Steel Dynamics Incorporated	5.13	10-1-2021	351,000	351,878

				865,223

Real Estate: 0.98%

Equity REITs: 0.55%

CoreCivic Incorporated	4.13	4-1-2020	305,000	304,619

Equinix Incorporated	5.38	1-1-2022	195,000	199,388

Sabra Health Care LP	5.50	2-1-2021	483,000	489,946

VEREIT Operating Partnership LP	4.13	6-1-2021	10,000	10,223

				1,004,176

Real Estate Management & Development: 0.22%

Washington Prime Group Incorporated	3.85	4-1-2020	400,000	397,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	31

Security name	Interest rate	Maturity date	Principal	Value

Real Estate Management & Development: 0.21%

Taylor Morrison Communities Incorporated 144A	5.25%	4-15-2021	$395,000	$392,038

Utilities: 0.32%

Independent Power & Renewable Electricity Producers: 0.32%

TerraForm Power Operating LLC 144A	4.25	1-31-2023	415,000	401,507

Vistra Energy Corporation	7.63	11-1-2024	175,000	184,091

				585,598

Total Corporate Bonds and Notes (Cost $23,028,198)				22,926,450

Loans: 3.86%

Communication Services: 0.58%

Diversified Telecommunication Services: 0.07%

Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	4.69	2-22-2024	129,470	127,301

Entertainment: 0.08%

Live Nation Entertainment Incorporated (1 Month LIBOR +1.75%) ±	4.25	10-31-2023	137,544	137,028

Media: 0.20%

CSC Holdings LLC (1 Month LIBOR +2.50%) ±	4.94	1-25-2026	372,558	367,901

Wireless Telecommunication Services: 0.23%

SBA Senior Finance II LLC (1 Month LIBOR +2.00%) ±	4.44	4-11-2025	435,173	428,319

Consumer Discretionary: 0.24%

Auto Components: 0.10%

Allison Transmission Incorporated (2 Month LIBOR +2.00%) ±	4.48	3-30-2026	30,853	30,924

Belron Finance US LLC (3 Month LIBOR +2.50%) ±‡	4.94	11-7-2024	158,000	157,507

				188,431

Hotels, Restaurants & Leisure: 0.12%

Wyndham Hotels & Resorts Incorporated (1 Month LIBOR +1.75%) ±	4.19	5-30-2025	218,900	217,670

Household Products: 0.01%

The ServiceMaster Company LLC (1 Month LIBOR +2.50%) ±	4.94	11-8-2023	14,011	13,997

Specialty Retail: 0.01%

Sally Beauty Holdings Incorporated (1 Month LIBOR +2.25%) ±‡	4.69	7-5-2024	19,398	19,301

Consumer Staples: 0.12%

Food Products: 0.12%

Post Holdings Incorporated (1 Month LIBOR +2.00%) ±	4.44	5-24-2024	74,403	74,031

Prestige Brands Incorporated (1 Month LIBOR +2.00%) ±	4.44	1-26-2024	140,558	139,241

				213,272

Financials: 0.42%

Consumer Finance: 0.21%

TransUnion LLC (1 Month LIBOR +2.00%) ±	4.44	6-19-2025	377,150	375,804

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

Diversified Financial Services: 0.21%

Delos Finance SARL (3 Month LIBOR +1.75%) ±	4.35%	10-6-2023	$200,000	$199,416

LPL Holdings Incorporated (1 Month LIBOR +2.25%) ±	4.68	9-23-2024	193,736	192,949

				392,365

Health Care: 0.23%

Health Care Providers & Services: 0.23%

HCA Incorporated (1 Month LIBOR +1.75%) ±	4.19	3-17-2023	370,820	370,513

Select Medical Corporation (1 Month LIBOR +2.50%) ±‡	4.93	3-6-2025	49,278	49,155

				419,668

Industrials: 1.05%

Airlines: 0.04%

United Airlines Incorporated (1 Month LIBOR +1.75%) ±	4.19	4-1-2024	68,600	68,193

Commercial Services & Supplies: 0.59%

Advanced Disposal Services Incorporated (1 Month LIBOR +2.25%) ±	4.64	11-10-2023	178,578	178,131

Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	4.19	3-28-2024	45,322	45,038

Aramark Services Incorporated (1 Month LIBOR +1.75%) ±	4.19	3-11-2025	364,323	362,046

KAR Auction Services Incorporated (3 Month LIBOR +2.25%) ±	4.88	3-11-2021	149,050	148,678

Multi-Color Corporation (1 Month LIBOR +2.00%) ±	4.44	10-31-2024	177,750	177,083

Sensata Technologies BV (2 Month LIBOR +1.75%) ±	4.25	10-14-2021	157,883	157,940

				1,068,916

Communications Equipment: 0.30%

Charter Communications Operating LLC (1 Month LIBOR +2.00%) ±	4.44	4-30-2025	380,188	379,279

Virgin Media Bristol LLC (1 Month LIBOR +2.50%) ±	4.94	1-15-2026	175,000	173,317

				552,596

Machinery: 0.12%

Columbus McKinnon Corporation (3 Month LIBOR +2.50%) ±‡	5.10	1-31-2024	45,348	45,178

RBS Global Incorporated (1 Month LIBOR +2.00%) ±	4.44	8-21-2024	181,250	180,848

				226,026

Information Technology: 0.38%

Electronic Equipment, Instruments & Components: 0.22%

CDW LLC (1 Month LIBOR +1.75%) ±	4.19	8-17-2023	197,964	197,634

Dell Incorporated (1 Month LIBOR +2.00%) ±	4.44	9-7-2023	40,387	40,154

Zebra Technologies Corporation (1 Month LIBOR +1.75%) ±	4.23	10-27-2021	159,169	158,971

				396,759

IT Services: 0.04%

First Data Corporation (1 Month LIBOR +2.00%) ±	4.44	7-8-2022	82,643	82,495

Semiconductors & Semiconductor Equipment: 0.12%

Micron Technology Incorporated (1 Month LIBOR +1.75%) ±	4.19	4-26-2022	216,461	216,073

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	33

Security name	Interest rate	Maturity date	Principal	Value

Materials: 0.72%

Chemicals: 0.42%

Ashland LLC (1 Month LIBOR +1.75%) ±	4.19%	5-17-2024	$276,771	$275,536

Ineos US Finance LLC (1 Month LIBOR +2.00%) ±	4.44	3-31-2024	494,797	487,771

				763,307

Containers & Packaging: 0.30%

Berry Plastics Group Incorporated (1 Month LIBOR +1.75%) ±	4.20	2-8-2020	383,629	382,563

Berry Plastics Group Incorporated (1 Month LIBOR +1.75%) ±	4.20	1-6-2021	180,000	179,186

				561,749

Real Estate: 0.12%

Equity REITs: 0.12%

MGM Growth Properties LLC (1 Month LIBOR +2.00%) ±	4.44	3-21-2025	220,707	218,915

Total Loans (Cost $7,117,486)				7,056,086

		Expiration date	Shares
Participation Notes: 0.03%

Financials: 0.03%

Capital Markets: 0.03%

UBS AG (Kweichow Moutai Company Limited) †(a)		8-13-2019	377	48,592

Total Participation Notes (Cost $37,201)				48,592

		Maturity date	Principal
U.S. Treasury Securities: 67.46%

TIPS	0.13	4-15-2021	$4,054,957	4,016,601

TIPS	0.13	1-15-2022	5,970,446	5,931,511

TIPS	0.13	4-15-2022	2,639,736	2,617,510

TIPS	0.13	7-15-2022	2,929,840	2,919,372

TIPS	0.13	1-15-2023	5,298,119	5,257,344

TIPS	0.13	7-15-2024	6,012,317	5,975,282

TIPS	0.13	7-15-2026	3,601,009	3,553,898

TIPS	0.25	1-15-2025	6,027,309	6,000,314

TIPS	0.38	7-15-2023	4,659,555	4,687,353

TIPS	0.38	7-15-2025	6,025,314	6,056,764

TIPS	0.38	1-15-2027	3,131,247	3,133,948

TIPS	0.38	7-15-2027	3,596,186	3,607,152

TIPS	0.50	1-15-2028	3,293,182	3,326,091

TIPS	0.63	7-15-2021	5,403,407	5,436,777

TIPS	0.63	4-15-2023	4,043,102	4,083,096

TIPS	0.63	1-15-2024	4,478,420	4,541,448

TIPS	0.63	1-15-2026	5,291,199	5,387,166

TIPS	0.63	2-15-2043	2,029,235	1,979,848

TIPS	0.75	7-15-2028	2,243,507	2,323,269

TIPS	0.75	2-15-2042	2,739,813	2,764,190

TIPS	0.75	2-15-2045	2,386,115	2,382,049

TIPS	0.88	2-15-2047	2,006,441	2,066,650

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)

TIPS	1.00%	2-15-2046	$2,500,137	$2,646,684

TIPS	1.00	2-15-2048	1,732,114	1,841,420

TIPS	1.00	2-15-2049	702,214	750,221

TIPS	1.13	1-15-2021	1,789,880	1,805,187

TIPS	1.38	2-15-2044	2,214,547	2,532,306

TIPS	1.75	1-15-2028	2,324,063	2,591,749

TIPS	2.00	1-15-2026	2,882,228	3,194,960

TIPS	2.13	2-15-2040	1,223,362	1,569,617

TIPS	2.13	2-15-2041	1,561,532	2,019,740

TIPS	2.38	1-15-2025	3,958,757	4,407,409

TIPS	2.38	1-15-2027	2,136,954	2,458,368

TIPS	2.50	1-15-2029	2,238,138	2,679,294

TIPS	3.38	4-15-2032	902,399	1,230,029

TIPS	3.63	4-15-2028	1,815,602	2,322,489

TIPS	3.88	4-15-2029	2,381,733	3,174,907

Total U.S. Treasury Securities (Cost $120,394,007)				123,272,013

Yankee Corporate Bonds and Notes: 1.46%

Communication Services: 0.23%

Media: 0.23%

Nielsen Holding and Finance BV 144A	5.50	10-1-2021	425,000	423,938

Consumer Discretionary: 0.25%

Auto Components: 0.25%

IHO Verwaltungs GmbH 144A	4.13	9-15-2021	450,000	459,000

Financials: 0.06%

Diversified Financial Services: 0.06%

Virgin Media Finance plc	5.25	1-15-2021	95,000	97,584

Health Care: 0.59%

Pharmaceuticals: 0.59%

Bausch Health Companies Incorporated 144A	6.50	3-15-2022	430,000	444,603

Teva Pharmaceutical Finance BV	2.20	7-21-2021	620,000	572,074

Teva Pharmaceutical Finance BV	3.65	11-10-2021	70,000	65,450

				1,082,127

Information Technology: 0.10%

Communications Equipment: 0.10%

Nokia OYJ	3.38	6-12-2022	180,000	179,100

Materials: 0.23%

Chemicals: 0.23%

Park Aerospace Holdings Company 144A	5.25	8-15-2022	400,000	416,300

Total Yankee Corporate Bonds and Notes (Cost $2,663,243)				2,658,049

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2019	Wells Fargo Real Return Portfolio	35

Security name	Yield		Shares	Value

Short-Term Investments: 1.20%

Investment Companies: 1.16%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.30%		2,121,643	$2,121,643

		Maturity date	Principal
U.S. Treasury Securities: 0.04%

U.S. Treasury Bill (z)#	1.85	6-13-2019	$75,000	74,950

Total Short-Term Investments (Cost $2,196,593)				2,196,593

Total investments in securities (Cost $178,417,461)	99.88%	182,525,693

Other assets and liabilities, net	0.12	212,598

Total net assets	100.00%	$182,738,291

†	Non-income-earning security

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

‡	Security is valued using significant unobservable inputs.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(l)	The issuer of the security is an affiliated person of the Fund/Portfolio as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or portion of this security is segregated as collateral for investments in derivative instruments.

Abbreviations:

ADR	American depositary receipt

GO	General obligation

LIBOR	London Interbank Offered Rate

TIPS	Treasury inflation-protected securities

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses

Long

2-Year U.S. Treasury Notes	18	9-30-2019	$3,843,169	$3,864,093	$20,924	$0

Short

U.S. Ultra Bond	(6)	9-19-2019	(1,028,474)	(1,054,688)	0	(26,214)

5-Year U.S. Treasury Notes	(25)	9-30-2019	(2,914,804)	(2,934,180)	0	(19,376)

10-Year U.S. Treasury Notes	(11)	9-19-2019	(1,380,738)	(1,394,250)	0	(13,512)

					$20,924	$(59,102)

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Real Return Portfolio	Portfolio of investments—May 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Portfolio owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Portfolio and the issuer having the same adviser or investment manager. Transactions with issuers that were either affiliated persons of the Portfolio at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	1,733,169	10,331,456	12,064,625	0	$17	$0	$16,714	$0
Wells Fargo Government Money Market Fund Select Class	2,901,798	135,872,250	136,652,405	2,121,643	0	0	38,478	2,121,643

					$17	$0	$55,192	$2,121,643	1.16%

*	No longer held at the end of the period

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—May 31, 2019	Wells Fargo Real Return Portfolio	37

Assets
Investments in unaffiliated securities, at value (cost $176,295,818)	$180,404,050
Investments in affiliated securities, at value (cost $2,121,643)	2,121,643
Foreign currency, at value (cost $1,084)	1,085
Receivable for investments sold	411,514
Receivable for dividends and interest	651,878
Receivable for daily variation margin on open futures contracts	9,703
Receivable for securities lending income, net	465
Prepaid expenses and other assets	8,414

Total assets	183,608,752

Liabilities
Payable for investments purchased	779,413
Advisory fee payable	56,312
Payable for daily variation margin on open futures contracts	33,140
Accrued expenses and other liabilities	1,596

Total liabilities	870,461

Total net assets	$182,738,291

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Real Return Portfolio	Statement of operations—year ended May 31, 2019

Investment income
Interest	$4,556,954
Dividends (net of foreign withholding taxes of $23,930)	834,122
Income from affiliated securities	46,331

Total investment income	5,437,407

Expenses
Advisory fee	810,584
Custody and accounting fees	14,405
Professional fees	48,754
Shareholder report expenses	2,439
Trustees’ fees and expenses	21,521
Other fees and expenses	8,599

Total expenses	906,302
Less: Fee waivers and/or expense reimbursements	(104,527)

Net expenses	801,775

Net investment income	4,635,632

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(2,777,496)
Affiliated securities	17
Futures contracts	(167,963)

Net realized losses on investments	(2,945,442)

Net change in unrealized gains (losses) on:
Unaffiliated securities	3,130,436
Futures contracts	(33,442)

Net change in unrealized gains (losses) on investments	3,096,994

Net realized and unrealized gains (losses) on investments	151,552

Net increase in net assets resulting from operations	$4,787,184

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Real Return Portfolio	39

	Year ended May 31, 2019	Year ended May 31, 2018

Operations
Net investment income	$4,635,632	$2,993,334
Net realized gains (losses) on investments	(2,945,442)	261,172
Net change in unrealized gains (losses) on investments	3,096,994	(1,297,441)

Net increase in net assets resulting from operations	4,787,184	1,957,065

Capital transactions
Transactions in investors’ beneficial interests
Contributions	110,886,812	92,220,550
Withdrawals	(78,081,410)	(38,625,765)

Net increase in net assets resulting from capital transactions	32,805,402	53,594,785

Total increase in net assets	37,592,586	55,551,850

Net assets
Beginning of period	145,145,705	89,593,855

End of period	$182,738,291	$145,145,705

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Real Return Portfolio	Financial highlights

	Year ended May 31
	2019	2018	2017	2016	2015
Total return	2.99%	1.67%	2.65%	1.29%	1.50%
Ratios to average net assets (annualized)
Gross expenses	0.45%	0.48%	0.52%	0.56%	0.57%
Net expenses	0.40%	0.41%	0.44%	0.44%	0.44%
Net investment income	2.29%	2.40%	2.36%	1.45%	0.89%
Supplemental data
Portfolio turnover rate	39%	29%	25%	29%	57%

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Real Return Portfolio	41

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Real Return Portfolio (the “Portfolio”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Portfolio may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g. taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Portfolio’s Valuation Procedures.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Portfolio are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On May 31, 2019, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Portfolio are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or

42	Wells Fargo Real Return Portfolio	Notes to financial statements

received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Participation notes

The Portfolio may invest in participation notes to gain exposure to securities in certain foreign markets. Participation notes are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying foreign security. Participation notes involve transaction costs, which may be higher than those applicable to the underlying foreign security. The holder of the participation note is entitled to receive from the bank or broker-dealer, an amount equal to the dividend paid by the issuer of the underlying foreign security; however, the holder is not entitled to the same rights (i.e., voting rights) as an owner of the underlying foreign security. Investments in participation notes involve risks beyond those normally associated with a direct investment in an underlying security. The Portfolio has no rights against the issuer of the underlying foreign security and participation notes expose the Portfolio to counterparty risk in the event the counterparty does not perform. There is also no assurance there will be a secondary trading market for the participation note or that the trading price of the participation note will equal the underlying value of the foreign security that it seeks to replicate.

Securities lending

The Portfolio may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Portfolio receives interest or dividends on the securities loaned. The Portfolio receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. In a securities lending transaction, the net asset value of the Portfolio will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolio fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Portfolio may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolio lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Portfolio may purchase securities on a forward commitment or when-issued basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Portfolio purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. When the Portfolio purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Notes to financial statements	Wells Fargo Real Return Portfolio	43

Futures contracts

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Futures contracts are agreements between the Portfolio and a counter party to buy or sell a specific amount of a commodity, financial instrument or currency at specified price and on a specified date. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counter party risk to the Portfolio since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Upon entering into a futures contracts, the Portfolio is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Portfolio fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Portfolio’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Inflation-indexed bonds and TIPS

The Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains as it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

The Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal revenue authority. Management has analyzed the Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

44	Wells Fargo Real Return Portfolio	Notes to financial statements

As of May 31, 2019, the aggregate cost of all investments for federal income tax purposes was $178,698,746 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$6,376,057

Gross unrealized losses	(2,549,110)

Net unrealized gains	$3,826,947

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities as of May 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Consumer staples	$6,324,219	$0	$0	$6,324,219

Energy	4,805,149	0	0	4,805,149

Industrial	80,769	0	0	80,769

Materials	4,626,140	0	0	4,626,140

Real estate	8,531,633	0	0	8,531,633

Corporate bonds and notes	0	22,926,450	0	22,926,450

Loans	0	6,784,945	271,141	7,056,086

Participation notes

Financials	0	48,592	0	48,592

U.S. Treasury securities	123,272,013	0	0	123,272,013

Yankee corporate bonds and notes	0	2,658,049	0	2,658,049

Short-term investments

Investment companies	2,121,643	0	0	2,121,643

U.S. Treasury securities	74,950	0	0	74,950

	149,836,516	32,418,036	271,141	182,525,693

Futures contracts	20,924	0	0	20,924

Total assets	149,857,440	$32,418,036	$271,141	$182,546,617
Liabilities

Futures contracts	$59,102	$0	$0	$59,102

Total liabilities	$59,102	$0	$0	$59,102

Notes to financial statements	Wells Fargo Real Return Portfolio	45

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts, the current day’s variation margin is reported on the Statement of assets and liabilities. All other assets and liabilities are reported at their market value at measurement date.

At May 31, 2019, the Portfolio had no material transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Advisory fee

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo. The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolio. Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee at the following annual rate based on the Portfolio’s average daily net assets:

Average daily net assets	Advisory fee

First $500 million	0.400%

Next $500 million	0.375

Next $2 billion	0.350

Next $2 billion	0.325

Next $5 billion	0.300

Over $10 billion	0.290

For the year ended May 31, 2019, the advisory fee was equivalent to an annual rate of 0.40% of the Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolio. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.28% and declining to 0.18% as the average daily net assets of the Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to reduce the net operating expense ratio of the Portfolio.

Interfund transactions

The Portfolios may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Portfolio had $252,500 and $0 in interfund purchases and sales, respectively, during the year ended May 31, 2019.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2019 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government

$63,030,117	$51,720,717	$40,045,141	$36,382,011

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2019, the Portfolio entered into futures contract to speculate on interest rates and to help manage the duration of its portfolio. The Fund had an average notional amount of $3,291,716 in long futures contracts and $8,151,147 in short futures contracts during the year ended May 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

46	Wells Fargo Real Return Portfolio	Notes to financial statements

7. BORROWINGS

Effective August 28, 2018, the Trust, along with Wells Fargo Variable Trust and Wells Fargo Funds Trust (excluding the money market funds), are parties to a $280,000,000 revolving credit agreement whereby the Portfolio is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended May 31, 2019, there were no borrowings by the Portfolio under the agreement.

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENTS

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

In March 2017, FASB issued ASU No. 2017-08, Premium Amortization on Purchased Callable Debt Securities. ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years beginning after December 15, 2018 and for interim periods within those fiscal years. Management has evaluated the impact of adopting this ASU and determined that it will not result in any material changes to the disclosures in the financial statements.

Report of independent registered public accounting firm	Wells Fargo Real Return Portfolio	47

TO THE SHAREHOLDERS OF THE PORTFOLIO AND BOARD OF TRUSTEES OF WELLS FARGO MASTER TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Real Return Portfolio (the Portfolio), one of the portfolios constituting Wells Fargo Master Trust, including the portfolio of investments, as of May 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolio as of May 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of May 31, 2019, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

July 26, 2019

48	Wells Fargo Real Return Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 8.64% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended May 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $226,455 was designated as a 20% rate gain distribution for the fiscal year ended May 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $217,908 of income dividends paid during the fiscal year ended May 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended May 31, 2019, $1,144,049 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, $4,201 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended May 31, 2019, 60.39% of the ordinary income distributed was derived from interest on U.S. government

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund and Portfolio file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Real Return Fund	49

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 151 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

50	Wells Fargo Real Return Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Other information (unaudited)	Wells Fargo Real Return Fund	51

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 86 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

52	Wells Fargo Real Return Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT, ADVISORY AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Real Return Fund and Wells Fargo Real Return Portfolio

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”, and collectively, the “Trusts”) must determine annually whether to approve the continuation of the Trusts’ investment management, advisory and sub-advisory agreements, as applicable. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Funds Trust Board, all the members of which have no direct or indirect interest in the investment management agreement and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Real Return Fund (the “Gateway Fund”) an investment management agreement (the “Gateway Fund Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

At the Meeting, the Master Trust Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are Independent Trustees, reviewed and approved: (i) an investment advisory agreement (the “Master Portfolio Advisory Agreement”) with Funds Management for Wells Fargo Real Return Portfolio, a portfolio of Master Trust (the “Master Portfolio”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”).

The Gateway Fund and the Master Portfolio are collectively referred to as the “Funds.” The Gateway Fund Management Agreement, the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

The Gateway Fund is a gateway feeder fund that invest substantially all of its assets in the Master Portfolio. The Master Portfolio has a substantially similar investment objective and substantially similar investment strategies to the Gateway Fund. Information provided to the Boards regarding the Gateway Fund is also applicable to the Master Portfolio, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Boards in the discharge of their duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement, each for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable. The Boards considered the approval of the Advisory Agreements for the Funds as part of their consideration of agreements for funds across the complex, but their approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in support of their approvals.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description

Other information (unaudited)	Wells Fargo Real Return Fund	53

of the investment advisory services and Fund-level administrative services, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Boards received and reviewed information about Funds Management’s role as administrator of the Funds’ liquidity risk management program. The Boards also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the full range of services provided to the Funds by Funds Management and its affiliates.

Fund investment performance and expenses

The Boards considered the investment performance results for each of the Funds over various time periods ended December 31, 2018. The Boards considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Gateway Fund (the “Universe”), and in comparison to the Gateway Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Boards received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Funds Trust Board noted that the investment performance of the Gateway Fund (Administrator Class) was higher than the average investment performance of its Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of its Universe for the one-year period under review. The Funds Trust Board also noted that the investment performance of the Gateway Fund was higher than its benchmark, the Bloomberg Barclays U.S. TIPS Index, for the three- and five-year periods under review, but lower than its benchmark for the one- and ten-year periods under review.

The Master Trust Board took note of the investment performance of the Master Portfolio in the context of reviewing the investment performance of the Gateway Fund.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Gateway Fund relative to the Universe and benchmark for the one-year period identified above. The Funds Trust Board took note of the explanations for the relative underperformance during this period, including with respect to investment decisions and market factors that affected the Gateway Fund’s investment performance.

The Funds Trust Board also received and considered information regarding the Gateway Fund’s net operating expense ratios, which include fees and expenses of the Master Portfolio, and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Funds Trust Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Funds Trust Board noted that the net operating expense ratios of the Gateway Fund were lower than or equal to the median net operating expense ratios of its expense Groups for each share class.

With respect to the Master Portfolio, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to a corresponding expense Group.

The Boards took into account the Funds’ investment performance and expense information provided to them among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management, advisory and sub-advisory fee rates

The Funds Trust Board noted that Funds Management receives no advisory fees from the Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If the Gateway Fund were to change its investment structure so that it began investing in two or more master portfolios (a fund-of-funds), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets to the Master Portfolio.

54	Wells Fargo Real Return Fund	Other information (unaudited)

The Funds Trust Board reviewed and considered the contractual fee rates that are payable by the Gateway Fund to Funds Management under the Gateway Fund Management Agreement, as well as the contractual fee rates payable by the Gateway Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”).

The Master Trust Board reviewed and considered the contractual investment advisory fee rate that is payable by the Master Portfolio to Funds Management for investment advisory services under the Master Portfolio Advisory Agreement (the “Advisory Agreement Rate”). The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rate”).

Among other information reviewed by the Funds Trust Board was a comparison of the Gateway Fund’s Management Rate, which include the advisory fees paid at the Master Portfolio level, with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Funds Trust Board noted that the Management Rates of the Gateway Fund were lower than or in range of the sum of these average rates for the Gateway Fund’s expense Groups for all share classes.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rate of the Master Portfolio with those of other funds in the Master Portfolio’s expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rate of the Master Portfolio was in range of the median rate for the Master Portfolio’s expense Group.

The Master Trust Board also received and considered information about the portions of the total management fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Master Trust Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Funds Trust Board determined that the compensation payable to Funds Management under the Gateway Fund Management Agreement was reasonable, and the Master Trust Board determined that the compensation payable to Funds Management under the Master Portfolio Advisory Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Boards received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Boards noted that the Sub-Adviser’s profitability information with respect to providing services to the Master Portfolio and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Boards did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Funds to be at a level that would prevent the Boards from approving the continuation of the Advisory Agreements.

Economies of scale

The Boards received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Boards noted the existence of breakpoints in the Master Portfolio’s advisory fee structure and the Gateway Fund’s management fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. The Boards considered that, in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

Other information (unaudited)	Wells Fargo Real Return Fund	55

The Boards concluded that Funds Management’s arrangements with respect to each Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Funds and their shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Boards noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Funds Trust Board unanimously approved the continuation of the Gateway Fund Management Agreement for a one-year period. Additionally, after its deliberations, the Master Trust Board unanimously approved the continuation of the Master Portfolio Advisory Agreement and the Sub-Advisory Agreement for a one-year term. The Boards also determined that the compensation payable to Funds Management and the Sub-Adviser was reasonable.

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

403202 07-19 A288/AR288 05-19

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended May 31, 2019*	Fiscal year ended May 31, 2018
Audit fees	$309,400	$499,226
Audit-related fees	—	—
Tax fees (1)	63,480	102,845
All other fees	—	—

	$372,880	$602,071

*	Amounts for the year ended May 31, 2019 exclude the Dynamic Target Date Funds which no longer have a May 31 fiscal year end.
(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	July 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	July 26, 2019

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	July 26, 2019

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	July 26, 2019